As filed with the Securities and Exchange Commission on April 28, 2016.

Registration Statement File No. 333-202684

Registration Statement File No. 811-08619

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No.1

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 144

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2016 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in MassMutual Transitions SelectSM II, an Individual Variable Deferred Annuity Contract

MassMutual Transitions SelectSM II Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

This prospectus describes an individual flexible premium deferred variable annuity contract (Contract) offered by Massachusetts Mutual Life Insurance Company (“MassMutual,” “Company,” “we,” “us”). The Contract may not be available in all states.

The Contract offers a choice of features and benefits. You, as the owner of the Contract (“you,” “Owner”), determine which ones may be appropriate for you, based on your financial circumstances and objectives. The fees and charges that you pay are based on the features and benefits that you select.

You should consider the Contract in conjunction with any other annuity contract or life insurance policy you own. Replacing an existing annuity contract or life insurance policy with this Contract may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Contract through a loan or withdrawals from another annuity contract or life insurance policy. You should consult your registered representative before replacing your existing life insurance policy or annuity contract.

You may accumulate value on a tax-deferred basis under your Contract by allocating your money to a fixed account for dollar cost averaging (the DCA Fixed Account) and/or one or more variable investment divisions (Sub-Accounts) of Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account). Each Sub-Account, in turn, invests in one of the following investment portfolios (Funds). The investment choices available to you are restricted if you elect a Guaranteed Minimum Accumulation Benefit. See “Additional Features – Guaranteed Minimum Accumulation Benefit” for more information. You bear the entire investment risk for all amounts you allocate to the Separate Account.

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio

Ivy Funds Variable Insurance Portfolios

Ivy Funds VIP Asset Strategy

MML Series Investment Fund

MML Aggressive Allocation Fund

MML American Funds® Core Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

MML Balanced Allocation Fund

MML Blue Chip Growth Fund

MML Conservative Allocation Fund

MML Equity Income Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Growth Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth & Income Fund

MML Growth Allocation Fund

MML Income & Growth Fund

MML International Equity Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Moderate Allocation Fund

MML Small Cap Growth Equity Fund

MML Small Company Value Fund

MML Small/Mid Cap Value Fund

MML Total Return Bond Fund

MML Series Investment Fund II

MML Blend Fund

MML Dynamic Bond Fund

MML Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

MML U.S. Government Money Market Fund 1

Oppenheimer Variable Account Funds

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Global Fund/VA

Oppenheimer Global Multi-Alternatives Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

1	Formerly known as MML Money Market Fund.

This prospectus refers to the following share classes: B-Share and L-Share. Each share class is subject to different charges. The share class that you select will be identified in your Contract. Not every share class or additional feature may be available to you.

To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2016. The SAI is incorporated by reference into this prospectus. The prospectus and SAI are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC). The SEC maintains a website (http://www.sec.gov) that contains the registration statement, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The table of contents for the SAI is on page 57 of this prospectus.

For a free copy of the SAI, or for general inquiries, contact our Service Center using the following address: MassMutual Service Center, P.O. Box 758511, Topeka, Kansas 66675-8550. (Overnight Mail: MassMutual Service Center, Mail Zone 511, 5801 SW 6th Ave., Topeka, KS 66636-0001).

The Contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved or disapproved the Contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the MassMutual Transitions SelectSM II Variable Annuity.

Effective May 1, 2016

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Glossary

Accumulation Phase	Begins on the date the Contract is issued and ends on the date the Owner applies the full Contract Value to an Annuity Option or upon Contract termination.
Accumulation Unit	A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.
Age	The attained age of any Owner or of any Annuitant, as applicable. Except when discussed in regards to specific tax provisions and for calculating Annuity Payments, Age refers to the Owner’s or Annuitant’s Age as of his or her last birthday. If the Contract is owned by a non-natural person, then age shall mean attained age of the Annuitant as of his/her last birthday. For purposes of calculating Annuity Payments we calculate the Annuitant’s Age based on his/her birthday nearest the applicable Annuity Date. See “The Annuity Phase – Annuity Age.”
Annuitant	The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Annuity Phase – Period Certain Annuity Option.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.
Annuity Date	The date Annuity Payments begin. There may be more than one Annuity Date applicable to a Non-Qualified Contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.
Annuity Options	Options available for Annuity Payments.
Annuity Payments	Series of payments made pursuant to the Annuity Option(s) elected.
Annuity Phase	The period that begins on the Annuity Date and ends with the last Annuity Payment. There may be more than one Annuity Phase applicable to a Non-Qualified Contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.
Beneficiary	The person(s) or entity(ies) that the Owner designates to receive the death benefit provided by the Contract.
Business Day	Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.
Close of Business	The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.
Contingent Deferred Sales Charge (CDSC)	A charge that may be assessed against each Purchase Payment withdrawn from the Contract. (In some states referred to as surrender charge.)
Contract	The MassMutual Transitions Select II Variable Annuity; an individual flexible premium deferred variable deferred annuity contract.
Contract Anniversary	An anniversary of the Issue Date of the Contract.
Contract Value	The sum of your values in the Sub-Accounts and DCA Fixed Account during the Accumulation Phase.
Contract Withdrawal Value	The Contract Value less any applicable Premium Taxes not previously deducted; less any applicable annual contract maintenance charge; less any applicable Guaranteed Minimum Accumulation Benefit charge; less any applicable CDSC; less any Purchase Payments credited to this Contract that have not yet cleared the bank.
Contract Year	The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.
DCA Fixed Account	The DCA Fixed Account, which is part of the General Account, is a fixed account from which assets are systematically transferred to any Sub-Accounts you select.
Fixed Annuity Payments	Annuity Payments made during the Annuity Phase which we guarantee as to dollar amount of each Annuity Payment.
Fund(s)	The investment entities into which the assets of the Separate Account will be invested.

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General Account	The Company’s general investment account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.
Good Order	An instruction or transaction request that we receive at our Service Center generally is considered in “Good Order” if we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction. It includes all information necessary for us to execute the request or transaction, and it is signed by you or authorized persons to provide instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by our Service Center of the instructions related to the request or transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information generally includes to the extent applicable: the completed application or instruction form, your Contract number, the transaction amount (in dollars or percentage terms), the names and allocations to and/or from the Sub-Accounts affected by the request or transaction, the signatures of all owners (if necessary), the Social Security Number or Tax Identification Number, the tax certification, and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements not provided for within the Contract. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions you may contact our Service Center.
Guaranteed Minimum Accumulation Benefit (GMAB)	The GMAB is an optional benefit available for an additional cost at the time you purchase your Contract. This feature guarantees a minimum amount for your Contract Value at the end of the benefit period. There are two options available which feature different benefit periods (12 Year and 20 Year). You may elect a GMAB only at the time you apply for your Contract. Refer to “Additional Features – Guaranteed Minimum Accumulation Benefit” for more information.
Issue Date	The date on which the Contract becomes effective. The Issue Date is included in the Contract.
Joint Owner	A person entitled to ownership rights under the Contract. See “Ownership – Owner.”
Non-Qualified Contract	Your Contract is referred to as a Non-Qualified Contract if you purchase the Contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit-sharing plan.
Owner	The person(s) or entity entitled to ownership rights under the Contract. We allow multiple Owners, subject to certain restrictions (see “Ownership”). Where we describe multiple owners, we refer to them as Joint Owners.
Premium Tax	A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.
Purchase Payment(s)	Any amount paid to us by you or on your behalf with respect to this Contract during the Accumulation Phase which may be decreased by the assessment of any applicable Premium Tax. Purchase Payments may not be added after the Annuity Date to any portion of the Contract Value that has been applied to an Annuity Option.
Qualified Contract	Your Contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. For information on the types of qualified plans for which the Contract is available, see “Taxes – Qualified Contracts.”

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Required Minimum Distribution (RMD)	An RMD is a minimum amount the federal tax law requires be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by April 1st of the year after attainment of age 70 1⁄2, or for some qualified plans, the year of retirement, if later. Refer to “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.
Separate Account	The account that holds the assets underlying the Contract that are not allocated to the DCA Fixed Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.
Service Center	The location to which Written Requests must be sent.
Sub-Account(s)	The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.
Written Notice	A written or electronic communication or instruction sent by the Company to the Owner. Any notice the Company sends to the Owner will be sent to the Owner’s last known address. The Owner must promptly provide the Company with notice of any Owner address change.
Written Request	A written communication or instruction sent by the Owner to the Company. A Written Request must be in Good Order and must be received by the Company’s Service Center. The Company may consent to receiving requests electronically or by telephone at the Service Center.

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Contacting the Company

How to Contact Us.  You may contact us by calling the MassMutual Customer Service Center (our Service Center) at (866) 645-2362 Monday through Friday between 7 a.m. and 7 p.m. Central Time. You may also email us by visiting www.massmutual.com/secure/emailus. Additionally, you may write to our Service Center using the following address: MassMutual Service Center, P.O. Box 758511, Topeka, Kansas 66675-8550. (Overnight Mail: MassMutual Service Center, Mail Zone 511, 5801 SW 6th Ave., Topeka, KS 66636-0001).

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between you, as the Owner, and MassMutual. The Contract is intended for retirement savings and/or other long-term investment purposes.

How does the Contract work?

In exchange for your Purchase Payments, we agree to pay you Annuity Payments when you choose to receive them. You select an Annuity Option and the date on which payments will begin. We call this date the Annuity Date. According to your Contract, the Annuity Date must be at least five years (13 months for Contracts issued in New York or Florida) from the Issue Date of the Contract.

The Contract has two phases – the Accumulation Phase and the Annuity Phase. If your Contract is a Non-Qualified Contract, you may participate in both phases simultaneously if you apply a portion of your Contract Value to an Annuity Option. During the Accumulation Phase, subject to certain restrictions, you can apply Purchase Payments to your Contract, and we provide a death benefit. Once you begin receiving Annuity Payments, your Contract enters the Annuity Phase.

During the Annuity Phase, we make Annuity Payments based on the Annuity Option you elect. When you elect an Annuity Option, you also elect from a number of features, including but not limited to: duration, number of payees, and payments to beneficiaries. See “The Annuity Phase.”

What are my investment choices under the Contract?	The Contract is called a variable deferred annuity because you can choose to allocate your Purchase Payments among various Sub-Accounts. Your investment choices include a number of Sub-Accounts and one fixed account for dollar cost averaging (DCA Fixed Account). See “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices – The Funds.” The number of Sub-Accounts available to you will be restricted if you elect the GMAB. See “Additional Features – Guaranteed Minimum Accumulation Benefit.”
Does the Contract offer any guaranteed minimum accumulation benefit?	We offer a choice of two GMAB features for an additional cost at the time you purchase your Contract. Each guarantees a minimum amount for your Contract Value at the end of the benefit period. There are two options available which feature different benefit periods (12 Year and 20 Year). You may elect a GMAB only at the time you apply for your Contract. For complete information on the GMAB features including charges and limitations, refer to “Additional Features – Guaranteed Minimum Accumulation Benefit.”
How can I access my money?	Subject to certain restrictions, you may make withdrawals of your Contract Value. Withdrawals may be subject to a CDSC. Income taxes and tax penalties may apply to any withdrawal you request. See “Withdrawals,” “Charges and Deductions – Contingent Deferred Sales Charge,” and “Taxes.”
Can I make transfers?	You may transfer Contract Value among available Sub-Accounts during the Accumulation Phase; however, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year. We will exercise this right should we see a significant increase in transfer activity by Transitions Select II Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee. See “Transfers and Transfer Programs.”

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Is a death benefit paid under the Contract?	A Beneficiary will receive a benefit in the event of your death prior to the Annuity Phase. The death benefit during the Accumulation Phase is the greater of the Contract Value or the total Purchase Payments reduced by an adjustment for any withdrawals. Once the Annuity Phase commences, payments upon death may be available to beneficiaries depending on the Annuity Option elected. See “Death Benefit” and “The Annuity Phase.”
What are the charges under the Contract?

Your Contract Value will be subject to certain fees. These charges may be reflected in your Contract Value and/or may be reflected when making a withdrawal or in any Annuity Payments you choose to receive from the Contract. See “Fees and Expenses” and “Charges and Deductions.”

•  We may deduct a charge to cover state or local Premium Taxes. Premium Taxes currently range from 0% to 3.5%.

•  We may deduct an annual contract maintenance charge on each Contract Anniversary, when applicable. We also may deduct this charge when you make a full withdrawal or deduct a portion of this charge if your entire Contract Value is applied to an Annuity Option on a date other than your Contract Anniversary.

•  An administrative charge and a mortality and expense risk charge compensate us primarily for our administrative and distribution expenses and the mortality and expense risks that we assume under the Contract.

•  We currently do not assess a transfer fee during the Accumulation Phase. We reserve the right to charge $20 per transfer in excess of 12 in a single calendar year during the Accumulation Phase. We will exercise this right should we see a significant increase in transfer activity by Transitions Select II Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee.

•  If you elect a Guaranteed Minimum Accumulation Benefit (GMAB), we will deduct an additional charge from your Contract Value.

•  We may deduct any income taxes we incur because of the operation of the Separate Account. We also will deduct any withholding taxes required by law.

•  We do not assess a sales charge when you make a Purchase Payment; however, we may assess a CDSC when you make withdrawals.

•  The Funds deduct fees from their assets to cover operating expenses (including investment management fees). These deductions are not charges under the terms of the Contract, but are reflected in the share values of the Funds. More detail about those deductions is available in the Fund prospectuses.

What are the share classes?

When you purchase the Contract you must choose between two different share classes. The Contract offers a B-Share class and an L-Share class. The two share classes differ with respect to their CDSC schedules and mortality and expense risk charges. Since the share class selected will determine the CDSC and mortality and expense risk charge associated with your Contract, you should familiarize yourself with both share class options before you decide to purchase the Contract. Once you have selected a share class and we issue the Contract, you cannot later select a different share class.

The B-Share class provides a seven year CDSC schedule and a lower mortality and expense risk charge for the first seven Contract Years than the L-Share class.

The L-Share class provides a four year CDSC schedule and a higher mortality and expense risk charge than the B-Share class for the first seven Contract Years.

After the seventh Contract Year, the mortality and expense risk charge for the L-Share class will be reduced. However, your share class will not change. Purchase Payments received after the seventh Contract Year for a B-Share class Contract will still have a seven year CDSC schedule. The L-Share class will retain the four year CDSC schedule.

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What are the share classes? (continued)

Since the B-Share class has a longer CDSC period than the L-Share class, it may result in a higher cost to access your Contract Value than the L-Share class. The shorter CDSC period of the L-Share class may result in a lower cost to access your Contract Value than the B-Share class but has a higher mortality and expense risk charge for the first seven Contract Years. The B-Share class may be more appropriate for someone with a longer investment time horizon, who does not intend to withdraw Contract Value in excess of the free withdrawal amount during the CDSC period, and who seeks a lower cost contract. The L-Share class may be more appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after making a Purchase Payment and is willing to pay a higher mortality and expense risk charge for the first seven Contract Years.

When considering which share class to elect, it is important that you consider the appropriate balance between (a) the cost of accessing your Contract Value; (b) the impact of the mortality and expense risk charge on your Contract Value; and (c) should you elect a GMAB, the duration that you must own the Contract to take full advantage of the optional benefit. You should consider discussing the benefits and costs of the different share classes with your registered representative.

Can I return my Contract for a refund?	You have a right to examine your Contract. If you change your mind about owning your Contract, you can return it for a refund, but only if you return it within a prescribed period-generally, within ten calendar days after receiving it, or whatever longer period may be required by state law. The amount of the refund will generally be your Contract Value plus any fees or charges previously deducted from your Purchase Payments. If state law requires us to return the amount of your Purchase Payments, then we will return the greater of: (i) the full amount of any Purchase Payment(s) or (ii) your Contract Value plus any fees or charges previously deducted from your Purchase Payments. See “Right to Cancel Your Contract.”
Will I pay taxes on my Contract earnings?	The Internal Revenue Code of 1986, as amended (IRC), has certain rules that apply to the Contract. These tax treatments apply to earnings from the Contract’s withdrawals, death benefits and Annuity Options. You are generally not taxed on Contract earnings until you take money from your Contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying the Contract to fund a qualified plan for the Contract’s additional features such as lifetime income payments and death benefit protection. See “Taxes.”
How can I contact MassMutual?

•  You may contact us by calling the MassMutual Customer Service Center. Our Service Center (866-645-2362) is open Monday through Friday between 7 a.m. and 7 p.m. Central Time.

•  You can e-mail us by visiting www.massmutual.com/secure/emailus

•  You may write to our Service Center at:

MassMutual

Service Center

P.O. Box 758511

Topeka, Kansas 66675-8550

•  You may forward overnight mail to us at:

MassMutual Service Center

Mail Zone 511

5801 SW 6th Ave

Topeka, KS 66636-0001

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Contract. Certain non-material provisions of your Contract may be different than the general description in the prospectus and the SAI and certain riders may not be available because of legal requirements in your state. Any such state variation will be included in your Contract or in riders or endorsements attached to your Contract. See your Contract for specific variations.

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Fees and Expenses

Standard Contract Charges

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the Contract. In addition to the fees and expenses shown below, Premium Taxes may also apply, but are not reflected below.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the Contract Value between investment choices, or withdraw your Contract Value. Please note that this Contract does not assess a sales load on Purchase Payments; however, we may assess a Contingent Deferred Sales Charge as noted below.

Transaction Expenses	Current	Maximum
Transfer Fee During the Accumulation Phase	$0	$20 per transfer for each additional transfer. Twelve (12) free transfers per calendar year.
Contingent Deferred Sales Charge (CDSC) [1] (as a percentage of Purchase Payment withdrawn)
B-Share	7%	7%
L-Share	7%	7%

Contingent Deferred Sales Charge (CDSC) Schedules
B-Share

Number of Full Years from Application of Purchase Payment	0	1	2	3	4	5	6	7 and later
CDSC	7%	7%	7%	6%	5%	4%	3%	0%

L-Share

Number of Full Years from Application of Purchase Payment	0	1	2	3	4 and later
CDSC	7%	7%	7%	6%	0%

1	Subject to the CDSC schedule. See “Charges and Deductions – Contingent Deferred Sales Charge” for more information.

II.  The next table describes fees and expenses you will pay periodically during the time you own the Contract, not including underlying Fund fees and expenses.

Periodic Contract Charges	Current	Maximum
Annual Contract Maintenance Charge	$40 per Contract Year [1]	$40 per Contract Year [1]
Separate Account Annual Expenses (as a percentage of average account value in the Separate Account)
B-Share
Mortality and Expense Risk Charge	1.15%	1.15%
Administrative Charge	0.15%	0.15%

Total Separate Account Annual Expenses	1.30%	1.30%
L-Share
Mortality and Expense Risk Charge	1.50% [2]	1.50% [2]
Administrative Charge	0.15%	0.15%

Total Separate Account Annual Expenses	1.65%	1.65%

1	Currently, we waive this charge if, when we are to make the deduction, your Contract Value is $100,000 or more. We assess the charge on each Contract Anniversary or when you make a full withdrawal. A portion of the charge is assessed if your entire Contract Value is applied to an Annuity Option on a date other than your Contract Anniversary.
2	After your 7th Contract Anniversary, the mortality and expense risk charge will be reduced to 1.15%.

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If you elect a Guaranteed Minimum Accumulation Benefit (GMAB), we will deduct an additional charge from your Contract Value. The charge for a GMAB is in addition to other standard Contract fees and expenses you are assessed. The maximum annual charge for each GMAB is set forth in the table below.

You may only elect a GMAB at the time you apply for a Contract. You may cancel your GMAB at any time. Any such cancellation will be effective when your request is received in Good Order at our Service Center. If the GMAB is terminated for any reason, a pro-rated charge will be deducted at the time of termination.

Charges for Additional Features	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
GMAB: 12-Year Benefit	Quarterly	1.40% of the GMAB Amount [1]	2.50% of the GMAB Amount [1]
GMAB: 20-Year Benefit	Quarterly	1.40% of the GMAB Charge Base [2]	2.50% of the GMAB Charge Base [2]

1	“GMAB Amount” refers to the minimum Contract Value guaranteed at the end of the benefit period. The GMAB Amount will be recalculated after a reset. See “GMAB Amount” and “The Reset Option.”

2	“GMAB Charge Base” refers to the total Purchase Payments made during the first Contract Year, adjusted by any withdrawals during the benefit period. See “GMAB Charge” under “20-Year Benefit.”

We may change the GMAB charge at any time while you own the Contract, subject to the maximum GMAB charge shown above. We determine, at our sole discretion, whether a change in the current charges will occur. Generally, the current charge for each GMAB will change based on current economic conditions, including interest rates and equity market volatility. This pricing structure is intended to help us provide the guarantees under the additional features.

Annual Fund Operating Expenses

While you own the Contract, if your assets are invested in any of the Sub-Accounts, you will be subject to the fees and expenses charged by the Fund in which that Sub-Account invests. The table below shows the minimum and maximum total operating expenses charged by any of the Funds, expressed as a percentage of average net assets, for the year ended December 31, 2015 (before any waivers or reimbursements). 1 Current and future expenses may be higher or lower than those shown. More detail concerning each Fund’s fees and expenses that you may periodically be charged during the time that you own the Contract is contained in each Fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.52%	1.81%

1	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information.

The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Contract, see “Distribution.”

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Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Contract fees, Separate Account annual expenses, charges for a GMAB, and Fund fees and expenses.

There is an Accumulation Unit value history in “Appendix D – Condensed Financial Information.”

Examples Using Current and Maximum Expenses (20-Year GMAB Elected)

These examples assume that you either:

•	withdraw all your Contract Value at the end of each year shown,
•	do not withdraw any of your Contract Value at the end of each year shown, or
•	that you decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no CDSC is applied. Note the Annuity Phase is not available until five years after the Contract Issue Date unless state law requires a shorter period.

The examples also assume:

•	that you purchase either a B-Share or L-Share Contract,
•	that the current and maximum charges shown in “Fees and Expenses” apply for the 20-Year GMAB,
•	that you invested $10,000 in the Contract for the time periods indicated,
•	that you allocated Contract Value to a Sub-Account that has a 5% return each year,
•	that you selected one of two Sub-Accounts – the one that invests in the Fund with the maximum total operating expenses or the one that invests in the Fund with the minimum total operating expenses,
•	that you made no transfers, and
•	that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

B-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$1,085	$1,999	$2,739	$4,616	$1,195	$2,318	$3,249	$5,552
Minimum total Fund operating expenses	$956	$1,617	$2,113	$3,417	$1,066	$1,941	$2,642	$4,417
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$455	$1,369	$2,289	$4,616	$565	$1,688	$2,804	$5,552
Minimum total Fund operating expenses	$326	$987	$1,663	$3,417	$436	$1,311	$2,192	$4,417
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses	N/A	N/A	$2,289	$4,616	N/A	N/A	$2,804	$5,552
Minimum total Fund operating expenses	N/A	N/A	$1,663	$3,417	N/A	N/A	$2,192	$4,417

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.

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L-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$1,120	$2,101	$2,453	$4,813	$1,230	$2,415	$2,964	$5,742
Minimum total Fund operating expenses	$991	$1,722	$1,836	$3,642	$1,101	$2,045	$2,361	$4,634
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$490	$1,471	$2,453	$4,813	$600	$1,789	$2,964	$5,742
Minimum total Fund operating expenses	$361	$1,092	$1,836	$3,642	$471	$1,415	$2,361	$4,634
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses	N/A	N/A	$2,453	$4,813	N/A	N/A	$2,964	$5,742
Minimum total Fund operating expenses	N/A	N/A	$1,836	$3,642	N/A	N/A	$2,361	$4,634

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.

Examples Using Current and Maximum Expenses (12-Year GMAB Elected)

These examples assume that you either:

•	withdraw all your Contract Value at the end of each year shown,
•	do not withdraw any of your Contract Value at the end of each year shown, or
•	that you decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no CDSC is applied. Note the Annuity Phase is not available until five years after the Contract Issue Date unless state law requires a shorter period.

The examples also assume:

•	that you purchase either a B-Share or L-Share Contract,
•	that you elected the GMAB with the 12-Year Benefit and do not reset,
•	that the current and maximum charges shown in “Fees and Expenses” apply for the 12-Year GMAB,
•	that you invested $10,000 in the Contract for the time periods indicated,
•	that you allocated Contract Value to a Sub-Account that has a 5% return each year,
•	that you selected one of two Sub-Accounts – the one that invests in the Fund with the maximum total operating expenses or the one that invests in the Fund with the minimum total operating expenses,
•	that you made no transfers, and
•	that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

B-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$1,085	$1,999	$2,739	$4,616	$1,195	$2,318	$3,249	$5,552
Minimum total Fund operating expenses	$956	$1,617	$2,113	$3,417	$1,066	$1,941	$2,642	$4,417
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$455	$1,369	$2,289	$4,616	$565	$1,688	$2,804	$5,552
Minimum total Fund operating expenses	$326	$987	$1,663	$3,417	$436	$1,311	$2,192	$4,417
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses	N/A	N/A	$2,289	$4,616	N/A	N/A	$2,804	$5,552
Minimum total Fund operating expenses	N/A	N/A	$1,663	$3,417	N/A	N/A	$2,192	$4,417

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.

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L-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$1,120	$2,101	$2,453	$4,813	$1,230	$2,415	$2,964	$5,742
Minimum total Fund operating expenses	$991	$1,722	$1,836	$3,642	$1,101	$2,045	$2,361	$4,634
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$490	$1,471	$2,453	$4,813	$600	$1,789	$2,964	$5,742
Minimum total Fund operating expenses	$361	$1,092	$1,836	$3,642	$471	$1,415	$2,361	$4,634
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses	N/A	N/A	$2,453	$4,813	N/A	N/A	$2,964	$5,742
Minimum total Fund operating expenses	N/A	N/A	$1,836	$3,642	N/A	N/A	$2,361	$4,634

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.

Examples Using Current and Maximum Expenses (No GMAB Elected)

These examples assume that you either:

•	withdraw all your Contract Value at the end of each year shown,
•	do not withdraw any of your Contract Value at the end of each year shown, or
•	that you decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no CDSC is applied. Note the Annuity Phase is not available until five years after the Contract Issue Date unless state law requires a shorter period.

The examples also assume:

•	that you purchase either a B-Share or L-Share Contract,
•	that you did not elect a GMAB, which would include additional charges on your Contract,
•	that you invested $10,000 in the Contract for the time periods indicated,
•	that you allocated Contract Value to a Sub-Account that has a 5% return each year,
•	that you selected one of two Sub-Accounts – the one that invests in the Fund with the maximum total operating expenses or the one that invests in the Fund with the minimum total operating expenses,
•	that you made no transfers, and
•	that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

B-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$945	$1,592	$2,084	$3,424	$945	$1,592	$2,084	$3,424
Minimum total Fund operating expenses	$816	$1,205	$1,440	$2,145	$816	$1,205	$1,440	$2,145
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$315	$962	$1,634	$3,424	$315	$962	$1,634	$3,424
Minimum total Fund operating expenses	$186	$575	$990	$2,145	$186	$575	$990	$2,145
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses	N/A	N/A	$1,634	$3,424	N/A	N/A	$1,634	$3,424
Minimum total Fund operating expenses	N/A	N/A	$990	$2,145	N/A	N/A	$990	$2,145

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.

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L-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$980	$1,695	$1,803	$3,630	$980	$1,695	$1,803	$3,630
Minimum total Fund operating expenses	$851	$1,311	$1,168	$2,379	$851	$1,311	$1,168	$2,379
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$350	$1,065	$1,803	$3,630	$350	$1,065	$1,803	$3,630
Minimum total Fund operating expenses	$221	$681	$1,168	$2,379	$221	$681	$1,168	$2,379
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses	N/A	N/A	$1,803	$3,630	N/A	N/A	$1,803	$3,630
Minimum total Fund operating expenses	N/A	N/A	$1,168	$2,379	N/A	N/A	$1,168	$2,379

We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is purely hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers in all 50 states of the U.S. and the District of Columbia and Puerto Rico. Products and services are offered primarily through its career agency system, broker-dealers, insurance brokers, wire houses, consultants and other third-party distributors. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The assets of our General Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. In addition, because of exemptive and exclusionary provisions, the General Account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the General Account is generally not subject to the provisions of the 1933 Act or the 1940 Act. However, disclosures regarding the General Account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Financial Condition of the Company.  We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from fixed account investment choices and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.

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We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The MassMutual financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Owners to read and understand our financial statements.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to make certain changes to the structure and operation of the Separate Account, including, among other things:

•	eliminate, combine or add Sub-Accounts;
•	combine the Separate Account or any Sub-Account(s) with one or more different separate account(s) or Sub-Account(s);
•	close existing Sub-Accounts to allocations of new Purchase Payments and Contract Value by current or new Owners;
•	transfer assets of the Separate Account or any Sub-Account that we may determine to be associated with the class of contracts in which the Contract belongs to another separate account or Sub-Account;
•	operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	add or remove Funds or Fund classes in which the Sub-Accounts invest; and
•	substitute a new Fund for a Fund in which a Sub-Account currently invests (new or substitute Funds may have different fees and expenses).

We will not eliminate or combine existing Sub-Accounts, or substitute any Funds in which the Sub-Accounts invest without any necessary prior approval of the appropriate state or federal regulatory authorities, and we will notify you of any such changes. We also will notify you when we add or remove Funds as investment choices under the Contract.

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The Funds

The following Funds are available as investment choices under the Contract. If your Contract Value is allocated to a Fund, your Contract Value will be influenced by the investment performance of that Fund. There is no assurance that any of the Funds will achieve their stated objective(s).

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

You can find more detailed information about the Funds, including a description about their management, investment objectives, expenses, and potential risks, in the prospectuses for the Funds. The Fund prospectuses should be read in conjunction with this prospectus before you invest. You can obtain a copy of the Fund prospectuses by contacting our Service Center. Note: If you received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Service Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML American Funds® Core Allocation Fund (Service Class I) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Service Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Service Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Service Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Service Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	MML U.S. Government Money Market Fund (Initial Class) [2]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Dynamic Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: DoubleLine Capital LP
	MML High Yield Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Inflation-Protected and Income Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Short-Duration Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC

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Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Fixed Income (continued)
	MML Total Return Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC
	Oppenheimer Global Strategic Income Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	MML Blend Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
Large Cap Value
	MML Equity Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Loomis, Sayles & Company, L.P.
	MML Equity Income Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	MML Income & Growth Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MML Focused Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Growth & Income Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MML American Funds® Growth Fund (Service Class I) [3]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Growth Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	MML Large Cap Growth Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Rainier Investment Management, LLC
Small/Mid-Cap Value
	MML Mid Cap Value Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.
	MML Small Company Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.

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Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid-Cap Value (continued)
	MML Small/Mid Cap Value Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.
Small/Mid-Cap Blend
	MML Small Cap Equity Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid-Cap Growth
	MML Mid Cap Growth Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	MML American Funds® International Fund (Service Class I) [3]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Foreign Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Templeton Investment Counsel, LLC
	MML Global Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	MML International Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Strategic Emerging Markets Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Specialty
	Ivy Funds VIP Asset Strategy	Adviser: Waddell & Reed Investment Management Company Sub-Adviser: N/A
	MML Managed Volatility Fund (Service Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	Oppenheimer Global Multi-Alternatives Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Advisers: OppenheimerFunds, Inc. / Cornerstone Real Estate Advisers LLC / OFI SteelPath, Inc.

1	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A Fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

2	An investment in the MML U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this fund could be negative.

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3	The fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master-feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the fund prospectus for more information about this “feeder” fund.

Conflicts of Interest.  The Funds available with this Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice.  You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because many Funds have similar names, be sure to state or write the full name of the Sub-Account when providing your allocation instructions to ensure that your allocation instructions are in Good Order. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.

Selection of Funds.  When we select the Funds offered through this Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, please refer to the section below entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund, or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

The DCA Fixed Account

We offer one fixed account as an investment choice under the Contract: a fixed account for dollar cost averaging (the DCA Fixed Account). Purchase Payments allocated to the DCA Fixed Account become part of our General Account which supports insurance and annuity obligations.

If you are participating in the DCA Fixed Account, the following other features are not available to you: the Automatic Rebalancing Program, the Separate Account Dollar Cost Averaging Program, Automatic Investment Plan, and the Guaranteed Minimum Accumulation Benefit.

Description.  The DCA Fixed Account is a fixed account from which assets are systematically transferred to any Sub-Account(s) you select. During the Accumulation Phase, you may choose to have your Purchase Payments allocated to the DCA Fixed Account for the period of the DCA Fixed Account term (the DCA Term). Your election must be in writing.

DCA Term.  The scheduled term for the DCA Fixed Account will be for either six or 12 months beginning with the receipt of a new Purchase Payment. You may elect only one DCA Term at any time.

To the extent permitted by law, we reserve the right to change the duration of the DCA Term offered in the future. We reserve the right to reject Purchase Payments into the DCA Fixed Account and discontinue offering the DCA Fixed Account. We will exercise these rights to respond to changes in any of the following: (1) market or economic conditions, (2) regulatory requirements, (3) current and future anticipated expenses, (4) unfavorable mortality experience, or (5) our financial condition. If we exercise these rights, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of any change in procedures related to the duration of the DCA Term, our refusal of Purchase Payments into the DCA Fixed Account or a decision to discontinue offering the DCA Fixed Account.

Your DCA Term will terminate:

•	if you withdraw the total Contract Value;
•	upon payment of the death benefit;

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•	on your Annuity Date if you elect to make an allocation to the DCA Fixed Account, but your Annuity Date will occur prior to the end of that scheduled DCA Term;
•	if you apply your entire Contract Value to an Annuity Option; or
•	if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date.

How to Participate in the DCA Fixed Account.  You can elect the DCA Fixed Account at the time your Contract is issued or at a later date by submitting a Written Request and applying a Purchase Payment of at least $5,000 to a DCA Term. You cannot transfer current Contract Value into the DCA Fixed Account.

You may apply additional Purchase Payments to the current DCA term; however, those additional Purchase Payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

DCA Transfers.  Scheduled DCA Fixed Account transfers cannot be changed and no transfers may be made from the DCA Fixed Account before the expiration of the DCA Term. DCA Fixed Account transfer payments will be made on the scheduled transfer payment dates. If a scheduled transfer payment date is not a Business Day, the transfer will be made on the next Business Day. However, the Sub-Accounts to which the DCA Fixed Account transfers are made can be changed.

DCA Interest Rate.  We periodically set the interest rate we credit to the DCA Fixed Account for a new DCA Term; however, the interest rate in effect on the date your DCA Term begins is the interest rate we will credit for your entire DCA Term. The interest rate we credit will not be less than the minimum rate allowed by the state in which we issue your Contract. Contact our Service Center for the current interest rate.

Suspension or Deferral of Payments.  We reserve the right to suspend or postpone payments for a withdrawal or transfer from the DCA Fixed Account for a period of up to six months, subject to state insurance department approval, if applicable.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Contract, and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular Fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds.  We and certain of our affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund which are attributable to MassMutual’s variable contracts. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this Contract.

Compensation and Fund Selection.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the Funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors along with the Funds’ name recognition, asset class, the managers’ reputation, and fund performance. We offer certain Funds through the Contract at least in part because they are managed by us or an affiliate.

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Ownership

Owner

In this prospectus, “you” and “your” refer to the Owner of the Contract. The Owner is named at the time you apply for a Contract. The Owner can be an individual or non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). The Owner must be at least the age of majority in the state the Contract is issued, and may not be older than age 75 on the Issue Date. The maximum issue age for the Contract and certain of its additional features may be reduced in connection with the offer of the Contract through certain broker-dealers. You should discuss this with your registered representative. See “Additional Features – Guaranteed Minimum Accumulation Benefit” for age limits applicable to that feature.

If your Contract is non-qualified and owned by a non-natural person, the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. Before purchasing a Contract to be owned by a non-natural person or before changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

As the Owner of the Contract, you exercise all rights under the Contract. On or after the Annuity Date, you continue as the Owner. You may change the Owner of a Non-Qualified Contract, other than a Contract held as a non-qualified beneficiary annuity, at any time by Written Request. However, you may not change the Owner(s) without our approval. We will refuse or accept any requested change on a non-discriminatory basis.

The change will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt and approval of the Written Request. A change of Owner that we allow will automatically revoke any prior designation of Owner. Changing the Owner may result in tax consequences. Refer to “Taxes – Tax Treatment of Assignments” for more information.

Contracts under qualified plans generally must be held by the plan sponsor or plan trustee. Except for Keogh plans and Individual Retirement Annuities (IRAs), an individual cannot be the Owner of a Contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Joint Owner

The Contract can be owned by Joint Owners. However, the Contract cannot be jointly owned if it is a Qualified Contract, an Owner is a non-natural person, or by more than two individuals. The Joint Owner must be at least the age of majority in the state the Contract is issued, and may not be older than age 75 on the Issue Date. See “Additional Features – Guaranteed Minimum Accumulation Benefit” for age limits applicable to that feature.

If this Contract is jointly owned, we will use the Age of the oldest Owner to determine all applicable benefits. If there are Joint Owners, we require authorization from both Owners for all transactions.

Annuitant

The Annuitant is the person(s) on whose life (or lives, in the case of joint Annuitants) we base Annuity Payments, with the exception of the non-lifetime contingent option. See “The Annuity Phase – Non-Lifetime Contingent Option – Period Certain Annuity Option.” You designate the Annuitant(s) at the time of application. A Contract may not have more than two Annuitants. There is no minimum age applicable to the Annuitant or joint Annuitants; however, the Annuitant must be at least 18 on the Annuity Date in order for you to elect a life contingent Annuity Option. Annuitants may not be older than age 75 on the Issue Date. See “Additional Features – Guaranteed Minimum Accumulation Benefit” for age limits applicable to that feature. You may change the Annuitant(s) before the Annuity Date, subject to our approval. However, the Annuitant(s) may not be changed on a Contract owned by a non-natural person unless the Contract is owned by a qualified plan. The Annuitant cannot be changed if the Contract is a non-qualified beneficiary annuity or an individually owned Qualified Contract. We will use the Age of the oldest Annuitant to determine all applicable benefits under a Contract owned by a non-natural person.

When calculating Annuity Payments, we determine Age based on each Annuitant’s nearest birthday on the Annuity Date. See “The Annuity Phase – Annuity Age.”

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The Annuitant may not be changed nor may an Annuitant be added after the Annuity Date on any portion of the Contract Value that has been applied to an Annuity Option. Any change of an Annuitant must be made by Written Request. An approved change will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt of the Written Request. A change of Annuitant that we allow will automatically revoke any prior designation of Annuitant.

Beneficiary

The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. If you name an irrevocable Beneficiary but choose to change the Beneficiary, you must get written authorization from the irrevocable Beneficiary on our form in Good Order to our Service Center.

If you are married and your Contract is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted. If the Owner is a non-natural person, the Owner must be the sole primary Beneficiary unless we allow otherwise.

If there is a joint Annuitant on an individually owned Qualified Contract, the joint Annuitant must also be the sole primary Beneficiary.

Non-Qualified Beneficiary Annuity

A non-qualified beneficiary annuity, also referred to as a “non-qualified stretch” or an inherited non-qualified annuity, is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non-qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s). Refer to “Taxes – Taxation of Non-Qualified Contracts – Distributions After Death of Owner” for more information. If a Contract is purchased as a non-qualified beneficiary annuity, the death benefit provisions will be applied as if the Owner is deceased and the Beneficiary has elected death benefit payout Option 4. Refer to “Death Benefit – Death Benefit Payment Options During the Accumulation Phase” for more information.

Eligibility Requirements/Restrictions for a Contract purchased as a Non-Qualified Beneficiary Annuity:

Note, these restrictions differ from those imposed on a Beneficiary who elects a Non-Qualified Beneficiary Annuity as a death benefit payout option under an existing Contract. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Non-Qualified Beneficiary Annuity.”

•	The annuity Contract will be titled in the Beneficiary’s name as Beneficiary of the deceased Owner, and cannot be transferred. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.
•	Distributions must begin within one year of the Owner’s death. Required distributions will be calculated based on the Beneficiary’s life expectancy as determined under the applicable Internal Revenue Service (IRS) table, and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value.
•	Distributions required under IRC Section 72(s) must be made at least annually through a systematic withdrawal program (SWP) that we administer. Distributions made under the SWP will be treated as variable Annuity Payments for income tax purposes.
•	Any withdrawals from a contract issued as a non-qualified beneficiary annuity in excess of the required distributions made under our SWP program may be subject to a CDSC.
•	The source of the funds used to purchase the Contract must be a 1035 exchange of (i) death benefit proceeds payable to the Beneficiary under a non-qualified annuity contract, or (ii) a non-qualified beneficiary annuity contract under which the Beneficiary is currently taking required distributions based upon his or her life expectancy in accordance with IRC Section 72(s)(2).
•	Additional Purchase Payments cannot be applied to the Contract.
•	Joint ownership is not allowed.
•	Upon the death of the Annuitant, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table.
•	The Guaranteed Minimum Accumulation Benefit is not available.
•

A Contract may only be purchased as a non-qualified beneficiary annuity by the Beneficiary of the contract owner whose death triggered the required distribution requirements of IRC Section 72(s). A Contract may not be purchased by a successor beneficiary as a “second generation” non-qualified beneficiary annuity.

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•	A non-qualified beneficiary annuity cannot be purchased by a Beneficiary that is a non-natural person.

You should consult a qualified tax adviser for advice prior to establishing a non-qualified beneficiary annuity.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the RMD rules of IRC Section 401(a)(9). Refer to “Taxes – Required Minimum Distributions for Qualified Contracts” for more information. If a Contract is purchased as a Beneficiary IRA, the death benefit provisions will be applied as if the IRA Owner is deceased and the Beneficiary has elected death benefit payout Option 4. Refer to “Death Benefit – Death Benefit Payment Options During the Accumulation Phase” for more information.

Eligibility Requirements/Restrictions for a Contract purchased as a Beneficiary IRA:

Note, these restrictions differ from those imposed on a Beneficiary who elects a Beneficiary IRA as a death benefit payout option under an existing Contract. See “Death Benefit Payment Options During the Accumulation Phase – Beneficiary IRA.”

•	The annuity Contract will be titled in the Beneficiary’s name as Beneficiary of the deceased owner. The beneficiary must be the Annuitant, and the Annuitant cannot be changed.
•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year the original owner would have attained age 70 1⁄2. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value. If the original owner died after attaining age 70 1⁄2 and was younger than the Beneficiary, the RMD amount will be calculated based on the original owner’s life expectancy in the year of his or her death.
•	If the Beneficiary is a trust, a Contract may only be purchased as a Beneficiary IRA if the trust qualifies as a “see-through” trust. For see-through trusts, RMDs must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA.
•	RMDs must be made at least annually through a SWP that we administer.
•	Any withdrawals from a Contract issued as a Beneficiary IRA in excess of the RMD made under our SWP program may be subject to a CDSC.
•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).
•	Additional contributions cannot be applied to a Beneficiary IRA.
•	Joint ownership is not allowed.
•	Upon the death of the Annuitant of the Beneficiary IRA, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table.
•	No Guaranteed Minimum Accumulation Benefit is available.
•	A Contract may only be purchased as a Beneficiary IRA by the beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Contract may not be purchased as a “second generation” Beneficiary IRA by a successor beneficiary.

You should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Purchasing a Contract

To purchase a Contract, you must submit your initial Purchase Payment to your registered representative or to us at our Service Center. Once we receive your initial Purchase Payment and the necessary information at our Service Center, we will credit your initial Purchase Payment to your Contract within two Business Days. If you do not give us all of the information we need, we will notify you. When we receive all of the information we need, we will apply your initial Purchase Payment within two Business Days. If we do not have the necessary information to issue your Contract within five Business Days, then we will either return your Purchase Payment or ask your permission to retain your Purchase Payment until all the necessary information is received.

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The date when we credit your initial Purchase Payment to your Contract is the Issue Date. We use the Issue Date to determine Contract Years and Contract Anniversaries.

Delay of Contract.  Our receipt of your initial Purchase Payment may be delayed because of circumstances outside of our control (for example, delays because of the failure of the selling broker-dealer or your registered representative to forward the Purchase Payment in Good Order to us promptly or because of delays in determining whether the Contract is suitable for you). Any such delays will affect when we can issue your Contract and when your initial Purchase Payment will be allocated among the investment choices under the Contract.

Purchase Payments

The minimum amount we accept for your initial Purchase Payment is:

•	$10,000 when the Contract is bought as a Non-Qualified Contract; or
•	$5,000 if you are buying the Contract as a Qualified Contract.

You can make additional Purchase Payments to your Contract throughout the Accumulation Phase, subject to the conditions noted below. You can make additional Purchase Payments by sending payments to one of our purchase payment processing service centers:

•	by check that clearly indicates your name and Contract number, mailed to:

First Class Mail

MassMutual Service Center

P.O. Box 758510

Topeka, KS 66675-8550

Overnight Mail

MassMutual Service Center

Mail Zone 511

5801 SW 6th Ave

Topeka, KS 66636-0001

•	by Wire Transfer to:

UMB Bank

Kansas City, MO

ABA #101000695

Massachusetts Mutual Life Insurance Company

Account #9872009118

Reference: Annuity Contract #, Name (Your Name)

Additional Purchase Payments of less than $500 are subject to our approval. The maximum total Purchase Payments we will allow without home office approval is $1,500,000. In calculating the maximum, we will take into account the cumulative Purchase Payments on this Contract and multiple purchases of the Contract by the same Owner (whether as the sole Owner or Joint Owner), or with the same Annuitant (whether as the Annuitant or joint Annuitant).

If you add more money to your Contract by making additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information, in Good Order at one of our purchase payment processing service centers. If we receive your Purchase Payment on a non-Business Day or after the Close of Business, we will credit the amount to your Contract effective the next Business Day.

We have the right to reject any application or Purchase Payment.  We will exercise this right to respond to changes in any of the following: (1) market or economic conditions, (2) regulatory requirements, (3) current and future anticipated expenses, (4) unfavorable mortality experience, or (5) our financial condition. If we exercise this right, we will do so in the same manner for all Owners, and we will provide you with Written Notice of any change in procedures related to the refusal of Purchase Payments before such a change takes effect.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making Purchase Payments to your Contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP. If you participate in the AIP, the minimum additional Purchase Payment is $100. You may not elect the AIP if you have a GMAB, Separate Account Dollar Cost Averaging Program, or DCA Fixed Account in effect. Additionally, it may not be available for certain Qualified Contracts.

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Allocation of Purchase Payments

When you purchase your Contract, we allocate your Purchase Payment among the investment choices according to the allocation instructions you provide. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request.

Any allocations to the Sub-Accounts that invest in the Funds that you have selected must be in whole percentages and must total 100%.

If you have selected a GMAB, there are allocation restrictions. See “Additional Features – Guaranteed Minimum Accumulation Benefit” for allocation restrictions applicable to that feature.

You may allocate Purchase Payments to the DCA Fixed Account, subject to conditions we may impose on such allocations. See “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices – DCA Fixed Account” for allocation restrictions applicable to that feature.

Contract Value

Your Contract Value is the sum of your values in the Sub-Accounts and the DCA Fixed Account.

The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit.

Any Contract Value allocated to the DCA Fixed Account will be credited with a fixed interest rate.

Accumulation Units.  Every Business Day we determine the value of an Accumulation Unit for each of the Sub-Accounts. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as deductions for insurance and other charges. The value of an Accumulation Unit may go up or down from Business Day to Business Day.

When you make a Purchase Payment, we credit your Contract with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Purchase Payment allocated to a Sub-Account by the value of the Accumulation Unit for that Sub-Account. When you make a withdrawal, we deduct from your Contract Accumulation Units representing the withdrawal amount.

We calculate the value of an Accumulation Unit for each Sub-Account after the Close of Business each Business Day. Any change in the Accumulation Unit value will be reflected in your Contract Value.

Example.

On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Sub-Account. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the MML Managed Bond Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML Managed Bond Sub-Account.

Right to Cancel Your Contract

You have a right to examine your Contract. If you change your mind about owning your Contract, you can cancel it within ten calendar days after receiving it. This time period may vary by state but will never be less than ten calendar days. When you cancel the Contract within this time period, we will not assess a CDSC. Unless your state has other requirements, you will receive back your Contract Value plus any fees or charges previously deducted from your Purchase Payments as of the Business Day we receive your Written Request in Good Order at our Service Center, and your Contract will be terminated. If state law requires us to return the amount of your Purchase Payments, then we will return the greater of: (i) the full amount of any Purchase Payment(s) or (ii) your Contract Value plus any fees or charges previously deducted from your Purchase Payments. If you purchase this Contract as an IRA, we will return the greater of your Purchase Payments less any withdrawals you took, or the Contract Value plus any fees or charges previously deducted from your Purchase Payments.

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Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment choices, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in “Good Order.”

In addition to written requests, we may allow requests by fax, telephone or internet. Fax, telephone or internet transactions may not always be available. Fax, telephone and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone or the internet.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus. We will exercise this right to respond to changes in any of the following: (1) market or economic conditions, (2) regulatory requirements, (3) current and future anticipated expenses, (4) unfavorable mortality experience, or (5) our financial condition. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of any change in procedures related to the transfer and transfer program provisions.

Generally, you can transfer all or part of your Contract Value among investment choices. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, by telephone, by fax, or by other authorized means. You must clearly indicate the amount and investment choices from and to which you wish to transfer. We will use reasonable procedures to confirm that instructions given to us are genuine. We may record all telephone instructions.

Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a non-Business Day or after Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

You may transfer all or part of your Contract Value allocated to a Sub-Account. You can make a transfer to or from any Sub-Account. See “Additional Features – Guaranteed Minimum Accumulation Benefit” for transfer restrictions applicable to that feature. During the Accumulation Phase, we do not assess a transfer fee. However, we reserve the right to only allow 12 free transfers per calendar year and to charge $20 for each additional transfer in excess of 12. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program, Separate Account Dollar Cost Averaging, or DCA Fixed Account.

Currently, we do not restrict the amount you can transfer during the Accumulation Phase. However, we reserve the right to impose a minimum transfer amount of $1,000. Currently, we do not require that a minimum balance remain in a Sub-Account after a transfer. However, we reserve the right to require that $1,000 remain in the Sub-Account after a transfer unless you transfer your entire Contract Value in the Sub-Account. We will exercise these rights should we see a significant increase in transfer activity by Transitions Select II Owners that leads to an increase in cost to administer the Contract. If we exercise these rights, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee, impose a minimum transfer amount, or impose a minimum value that must remain in a Sub-Account after a transfer.

Transfers During the Annuity Phase

Transfers are not allowed during the Annuity Phase.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

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Overview.  We currently offer the following transfer programs: Separate Account Dollar Cost Averaging Program and Automatic Rebalancing Program.

•	These programs are only available during the Accumulation Phase of your Contract.
•	You may participate only in one of these programs at any one time.
•	You may not elect the AIP if you have a Separate Account Dollar Cost Averaging Program in effect.
•	You may not participate in these programs if you have a current election in the DCA Fixed Account.
•	You may not participate in these programs while a GMAB is in effect.
•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future. We will exercise this right should we see a significant increase in transfer activity by Transitions Select II Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee.

Separate Account Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total Contract Value;
•	upon payment of the death benefit;
•	if the last transfer you selected has been made;
•	if there is insufficient Contract Value in the selected Sub-Account to make the transfer; or
•	if we receive from you a Written Request or a request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Contract Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total Contract Value;
•	upon payment of the death benefit;
•	if we receive any unscheduled transfer request; or
•	if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Limits on Frequent Trading and Market Timing Activity

This Contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Owners and beneficiaries under the Contract, including long-term Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this Contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent

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frequent trading and the market timing of Funds among the Sub-Accounts of the Separate Account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with this Contract, determine that an Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Owner to submit transfer requests by regular mail only. We will not accept other Owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading or market timing policies established by the Fund.

Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all contracts owned by an Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an Owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a Contract Year; and
•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Owners.

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Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a CDSC and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. When making a partial withdrawal, you must withdraw at least $100 or your entire Contract Value in a Sub-Account, if less. We reserve the right to increase the minimum withdrawal amount to $500. We will exercise this right should we see a significant increase in withdrawal activity by Transitions Select II Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to increase the minimum withdrawal amount.

You may only make a partial withdrawal if at least $2,000 in Contract Value remains following the partial withdrawal, unless the payment is under a Systematic Withdrawal Program (SWP) and the withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59 1⁄2. Otherwise, you may only make a full withdrawal. Unless you instruct us otherwise, we take any partial withdrawal proportionally from your Contract Value in your selected investment choices.

When a partial withdrawal is made from a Contract, we reflect the withdrawal as a pro rata reduction to the value of the Contract’s death benefit and to any elected GMAB. We describe this reduction under each feature’s description. After you withdraw your full Contract Value, the Contract terminates when there are no Annuity Payments remaining and does not provide a death benefit other than any death benefit that may be provided under any portion of your Contract that was previously applied to an Annuity Option. In addition, the GMAB (if elected) will terminate when you withdraw your full Contract Value.

When you make a full withdrawal you will receive the value of your Contract:

•	less any applicable CDSC;
•	less any applicable Premium Tax;
•	less any applicable annual contract maintenance charge;
•	less any applicable GMAB charge; and
•	less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

See “Appendix A – CDSC Example.”

Requests in Writing.  To request a withdrawal in writing, submit either our partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means.  You may request certain partial and full withdrawals by other means we authorize such as telephone or fax. Contact our Service Center for details.

Withdrawal Effective Date.  For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order at our Service Center:

a)	our partial withdrawal or full withdrawal form, and
b)	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For telephone or fax requests, your withdrawal is effective on the Business Day we receive your communication in Good Order. For communications received after the Close of Business, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”

We will generally pay any total or partial withdrawal to the Owner, unless you direct otherwise. If the Owner is a non-natural person, withdrawals will be paid to the Owner with the exception of RMD payments from a Contract owned by a qualified plan.

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Systematic Withdrawal Program.  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this program proportionally from your Contract Value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total Contract Value;
•	if we receive, in Good Order, a notification of the Owner’s death;
•	if we receive, in Good Order, a notification of the Annuitant’s death if the Owner is a non-natural person;
•	if we process the last withdrawal for the period you selected, if applicable;
•	if the next withdrawal will lower your Contract Value below the minimum Contract Value we allow following a partial withdrawal, unless your withdrawal is a Required Minimum Distribution or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59 1⁄2;
•	if you begin receiving Annuity Payments;
•	if you apply your full Contract Value to an Annuity Option; or
•	if you give us a Written Request or request over the telephone, in Good Order, to terminate your program any time on or before the next withdrawal date. Note you may not request your SWP be terminated if your Contract is a Non-Qualified Beneficiary Annuity or a Beneficiary IRA.

Charges and Deductions

This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.

Insurance Charges

Each Business Day we deduct asset-based charges from the assets of the Separate Account. We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge.  The mortality and expense risk charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Annuity Phase; and
•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

Mortality and Expense Risk Charge
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
B-Share	daily as a % of the daily value of the assets invested in each Sub-Account	1.15%	1.15%
L-Share	daily as a % of the daily value of the assets invested in each Sub-Account	1.50% [1]	1.50% [1]
1	After your 7th Contract Anniversary, the mortality and expense risk charge will be reduced to 1.15%. Note your share class will not change nor will your CDSC schedule assigned to each Purchase Payment. The B-Share will retain the seven year CDSC schedule. The L-Share will retain the four year CDSC schedule.

For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss.

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Administrative Charge.  This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. The table below reflects the current and maximum charge.

Administrative Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
daily as a % of the daily value of the assets invested in each Sub-Account	0.15%	0.15%

Annual Contract Maintenance Charge

This charge reimburses us for the costs of maintaining the Contract. We will deduct the Annual Contract Maintenance Charge proportionately from the Sub-Account(s) you have selected. The table below reflects the current and maximum charge.

Annual Contract Maintenance Charge
Contract Value at Time Charge is Deducted	When Charge is Deducted	Current	Maximum
Less than $100,000	on each Contract Anniversary or full withdrawal, and on a pro-rated basis in the event you annuitize your entire Contract Value on a date other than a Contract Anniversary	$40	$40
$100,000 or more	not applicable	$0	$0

If you apply your entire Contract Value to an Annuity Option on any date other than your Contract Anniversary, we will deduct a pro-rated charge based on the ratio of (a) the total calendar days elapsed since the last Contract Anniversary and (b) the total calendar days in the Contract Year.

Transfer Fee

Transfer Fee
	When Fee is Deducted	Current	Maximum
During Accumulation Phase Only	Upon each transfer	$0	$20 per transfer for each additional transfer; Twelve (12) free transfers per calendar year.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount. We use this charge to cover certain expenses relating to the sale of the Contract. The charge is a percentage of the Purchase Payments you withdraw that exceed the free withdrawal amount.

If we assess a CDSC, we will deduct it from the amount you withdraw.

Each Purchase Payment has its own CDSC schedule. The amount of the charge depends on the length of time between the date Purchase Payments were applied and the date of withdrawal. In addition, as reflected in the tables below, the CDSC schedule applicable to the Contract varies between the B-Share and L-Share Contract classes. To determine if a CDSC applies, we process withdrawals as follows:

•	first from earnings (Contract Value less Purchase Payments not previously withdrawn);
•	then from Purchase Payments no longer subject to a CDSC according to the CDSC schedule for each share class;
•	then from the free withdrawal amount (taken from Purchase Payments not previously withdrawn from the order they were received with the oldest Purchase Payment first); and
•	then from Purchase Payments not previously withdrawn in the order they were received with the oldest Purchase Payment being first.

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You elect a Contract share class (B-Share or L-Share) when we issue the Contract. You cannot select a different share class after your Contract is issued. Each Purchase Payment for a B-Share class and each Purchase Payment for an L-Share class will have the following CDSC schedule, respectively.

Contingent Deferred Sales Charge – B-Share
Number of Full Years From Application of Purchase Payment	CDSC (as a percentage of Purchase Payment withdrawn)
0	7%
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7 and later	0%

Contingent Deferred Sales Charge – L-Share
Number of Full Years From Application of Purchase Payment	CDSC (as a percentage of Purchase Payment withdrawn)
0	7%
1	7%
2	7%
3	6%
4 or later	0%

See “Appendix A – CDSC Example.”

In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.

•	Upon payment of the death benefit.
•	On amounts withdrawn as RMDs to the extent they exceed the free withdrawal amount. In order to qualify for this exception you must be participating in a systematic withdrawal program established for the payment of RMDs, under which the annual RMD is calculated by us, based solely on the fair market value of this Contract (RMD program). If you choose to take withdrawals to satisfy your RMD for this Contract outside of our RMD program, or if you choose to take withdrawals from this Contract to satisfy your RMDs for other qualified assets, CDSC may apply.
•	Upon application of all or a portion of the Contract Value to any Annuity Option.
•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.
•	When the Contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the Contract received in the exchange. A reduced CDSC schedule may apply under this Contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this Contract. Exchange programs may not be available in all states. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.
•	If you are eligible for waiver of the CDSC due to your election of the Nursing Home and Hospital Withdrawal Benefit or the Terminal Illness Withdrawal Benefit described in “Additional Features.”
•	If you apply your entire Contract Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates.
•	On distributions required to be made to a Beneficiary under IRC Section 72(s), to the extent that they exceed the free withdrawal amount. Refer to “Taxes – Taxation of Non-Qualified Contracts – Distributions After Death of Owner” for more information.
•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Annuity Date for your Contract.

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Free Withdrawal Amount.  The free withdrawal amount is an amount you may withdraw that is not subject to the CDSC. For the first Contract Year, you may withdraw up to ten percent (10%) of the initial Purchase Payment applied on the Issue Date, reduced by any free withdraw amount(s) previously taken during that Contract Year. For each subsequent Contract Year, you may withdraw up to ten percent (10%) of your total Purchase Payments still subject to a CDSC as of the previous Contract Anniversary, reduced by any free withdrawal amount(s) previously taken during such Contract Year. Any Purchase Payments you make after your Contract Anniversary in a Contract Year will not be included in the calculation of the free withdrawal amount for that Contract Year.

Any unused free withdrawal amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.

Premium Taxes

Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and may make a deduction from your Contract Value for them. Some of these taxes are due when your Contract is issued, others are due when Annuity Payments begin. Premium Taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment choice may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in this Contract. Please refer to the Fund prospectuses for more information regarding these expenses.

GMAB Charge

If you elect a Guaranteed Minimum Accumulation Benefit (GMAB), we will deduct an additional charge from your Contract Value. The charge for a GMAB is in addition to other standard Contract fees and expenses you are assessed. The current charge for the 12-Year GMAB is 1.40% annually of the GMAB Amount and the current charge for the 20-Year GMAB is 1.40% annually of the GMAB Charge Base.

The maximum charge for the 12-Year GMAB is 2.50% of the GMAB Amount and the maximum charge for the 20-Year GMAB is 2.50% of the GMAB Charge Base. The “GMAB Amount” refers to the minimum Contract Value guaranteed at the end of the benefit period. The GMAB Amount will be recalculated after a reset. See “GMAB Amount” and “The Reset Option” in “Additional Features – Guaranteed Minimum Accumulation Benefit – 12-Year Benefit.” The “GMAB Charge Base” refers to the total Purchase Payments made during the first Contract Year, adjusted by any withdrawals during the benefit period. See “Additional Features – Guaranteed Minimum Accumulation Benefit – 20-Year Benefit – GMAB Charge.”

The GMAB charges shown are annualized. We may change the GMAB charge at any time while you own the Contract, including upon reset of the GMAB Amount for the 12-Year GMAB, subject to the maximum GMAB charge. We will notify you in advance by Written Notice if we change the GMAB charge.

The Annuity Phase

Overview.  If you want to receive regular income from your Annuity, you can elect to apply your Contract Value so that you can receive fixed Annuity Payments under one of the Annuity Options described in this section. If you have reached your Annuity Date and you have not chosen an Annuity Option, we will assume that you elected a “Single Life Annuity with Period Certain” with fixed payments and ten years of payments guaranteed. If the Contract has joint Annuitants, we will assume you elected the “Joint and Survivor Life Annuity” with fixed payments and ten years of payments guaranteed. If your Contract is a

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Qualified Contract, additional requirements may apply. We may base Annuity Payments on the Age and sex of the Annuitant under all options except the non-lifetime contingent Annuity Option. We consider a non-lifetime contingent Annuity Option to be an Annuity Option which provides an Annuity Payment for a fixed period of time only. See “The Annuity Phase – Period Certain Annuity Option.” We may require proof of Age and sex before Annuity Payments begin.

If the Contract Value to be applied is less than $10,000 on the Annuity Date, we will pay you a lump sum rather than a series of Annuity Payments. If any Annuity Payment is less than $100, we will change the payment basis to equivalent less frequent payments. For Contracts issued in New York, the minimum amount that may be applied to an Annuity Option is $5,000 and the minimum Annuity Payment is $20.

Applying Part of Your Contract Value to an Annuity Option.  You may elect to apply part of the Contract Value from your Non-Qualified Contract to an Annuity Option instead of your full Contract Value. We will treat the amount applied as a withdrawal of Contract Value that may qualify for favorable tax treatment under federal law. See “Taxes – Partial Annuitization of Non-Qualified Contracts.” You must specify the portion of your Contract Value to be applied to an Annuity Option, and if it is not the full Contract Value, the amount must be at least $10,000. The number of partial annuitizations allowed is one per Contract Year.

If you choose to apply part of your Contract Value to an Annuity Option, there may be adverse tax consequences. For additional information, see “Taxes – Partial Annuitization of Non-Qualified Contracts.” Before you apply part of your Contract Value to an Annuity Option, you should consult a qualified tax professional and discuss the tax implications associated with such a transaction. We do not provide tax advice or recommendations.

Annuity Payment Start Date.  You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Contract, your Annuity Date cannot be earlier than five years after you buy the Contract (unless state law requires a shorter waiting period).

When you purchase the Contract, your Annuity Date is the latest permitted Annuity Date. After you purchase your Contract you can request an earlier Annuity Date by Written Request. If you have elected an Annuity Date earlier than your latest permitted Annuity Date, you can request that we delay your Annuity Date by Written Request or by telephone any time before the Annuity Date.

Latest Permitted Annuity Date

Unless the laws or regulations of the state in which your Contract was issued requires an earlier date, Annuity Payments must begin by the later of:

•	the 10th Contract Anniversary; or
•	the 90th birthday of the oldest Annuitant or the oldest Owner (whichever is sooner).

Annuity Payments.  On the Annuity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected. Your Annuity Payments will be fixed, meaning that the payments will not vary unless you elect either of the Joint and 2/3 Survivor Annuity Options that reduce payments upon the death of the first Annuitant. The amount of your Annuity Payments will depend upon the following:

•	the value of your Contract on the Annuity Date;
•	the Annuity Option you elect;
•	the Age and sex of the Annuitant or joint Annuitants, if applicable;
•	the minimum guaranteed payout rates associated with your Contract; and
•	the deduction of Premium Taxes, if applicable.

See “Fixed Annuity Payout Rates” section in the Statement of Additional Information for more information.

Annuity Age.  When calculating Annuity Payments, we determine Age based on each Annuitant’s nearest birthday on the Annuity Date. For example, we consider age 80 to be the period of time between age 79 years, 6 months, and 1 day and age 80 years and 6 months.

Annuity Options.  The available fixed Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option, the frequency of Annuity Payments, or make withdrawals. For all lifetime contingent Annuity Options, the Annuitant must be at least age 18 as of the Annuity Date.

Contingent Deferred Sales Charge (CDSC).  We will not deduct a CDSC to the extent you apply all or a portion of your Contract Value to any Annuity Option. In addition, we will not deduct a CDSC for any Annuity Payments that commence on the latest permitted Annuity Date for your Contract.

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Limitation on Payment Options

If you purchased the Contract as a tax-qualified Contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect. Furthermore, if your Contract is issued under an ERISA plan, and you are married when your Contract enters the Annuity Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.

Single Lifetime Contingent Options (fixed payments only)
	Single Life Annuity	Single Life Annuity with Cash Refund	Single Life Annuity with Period Certain
Number of Annuitants:	one	one	one
Length of Payment Period:	For as long as the Annuitant lives.	For as long as the Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as the Annuitant lives, whichever is longer.
Annuity Payments After Death of the Annuitant:	None. All payments end upon the Annuitant’s death.	If the total of all Annuity
Payments made is less than the
amount applied to the Annuity
Option, the Beneficiary will
receive the difference in a
lump sum. If the total of all
Annuity Payments made is
equal to or greater than the
amount applied to the Annuity
Option, no additional payment
will be made.	When the Annuitant dies, if
there are remaining guaranteed
payments, the Beneficiary may
elect to continue receiving
remaining guaranteed payments
or the Beneficiary may elect a
lump sum payment equal to the
commuted value of the
remaining guaranteed Annuity
Payments.

We compute the commuted
value of the remaining
guaranteed Annuity Payments
at an interest rate determined
by us.

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Joint Lifetime Contingent Options (fixed payments only)
	Joint and Survivor Annuity	Joint and Survivor Annuity with Period Certain	Joint and 2/3 Survivor Life Annuity	Joint and 2/3 Survivor Life Annuity with Period Certain
Number of Annuitants:	two	two	two	two
Length of Payment Period:	For as long as either Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as either Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as either Annuitant lives, whichever is longer.
Annuity Payments After Death of the Annuitant:	100% of the payment will continue to the surviving Annuitant. No payments will continue after the death of both Annuitants.	100% of the payment
will continue to the
surviving Annuitant.
When both Annuitants
have died, if there are
remaining guaranteed
payments, the
Beneficiary(ies) may
elect to continue
receiving remaining
guaranteed payments or
the Beneficiary(ies) may
elect a lump sum
payment equal to the
commuted value of the
remaining guaranteed
Annuity Payments.

We compute the
commuted value of the
remaining guaranteed
Annuity Payments at an
interest rate determined
by us.

Two-thirds of the payment will continue to the surviving Annuitant. No payments will continue after the death of both Annuitants.

If there are remaining guaranteed payments, 100% of the payment will continue to the surviving Annuitant until the end of the guarantee period. When the end of the guarantee period has been reached, two-thirds of the payment will continue to the surviving Annuitant.

When both Annuitants have died, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.

We compute the commuted value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Non-Lifetime Contingent Option (fixed payments only)
Period Certain Annuity Option [1]
Number of Annuitants:	One or two
Length of Payment Period:	For a specified period no less than ten years and no greater than 30 years.
Annuity Payments after Death of the Annuitant:	When the last Annuitant dies, if there are remaining guaranteed payments, the Beneficiary may elect to continue receiving remaining guaranteed payments or the Beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.
1	We consider this Annuity Option to be a non-lifetime contingent Annuity Option.

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Death Benefit

Death of Owner During the Accumulation Phase

If you, or any Joint Owner, die during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary. If any Owner dies, we will treat the surviving Owner as the primary Beneficiary and treat any other Beneficiary designation, on record at the time of death, as a contingent Beneficiary.

The Beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary Beneficiary is your spouse and your Contract is a Non-Qualified Contract or is held as a traditional IRA (including SEP and SIMPLE IRAs) or Roth IRA, he or she may elect to become the Owner of the Contract by continuing the Contract at the death benefit amount payable. Generally, if the Contract is continued then:

1)	the initial Contract Value will equal the death benefit amount;
2)	all applicable Contract features and benefits will be in the surviving spouse’s name; and
3)	the surviving spouse will exercise all of the Owner’s rights under the Contract.

Restrictions are as follows:

a)	if, at the time the Owner purchased the Contract, the surviving spouse was over the maximum contract issue age, then the Contract cannot be continued;
b)	if, at the time the Owner purchased the Contract, the surviving spouse was over the maximum allowable age for electing the Guaranteed Minimum Accumulation Benefit, then the GMAB will be terminated.

If the sole primary Beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue this Contract as described herein. However, a domestic partner or civil union partner cannot elect to continue this Contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue this Contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in this Contract will become subject to income tax at the time the election to continue this Contract is made.

The right to continue this Contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while this Contract is in effect.

See “Taxes – Civil Unions & Domestic Partnerships” if you are in a domestic partnership or civil union.

Death Benefit Amount During the Accumulation Phase

Return of Purchase Payment Death Benefit.  The death benefit during the Accumulation Phase will be the greater of 1 and 2 below.

1.	The total Purchase Payments, reduced by an adjustment for each withdrawal. The adjustment is equal to A divided by B, with the result multiplied by C, where:

A = the Contract Value withdrawn, including any applicable CDSC;

B = the Contract Value immediately prior to the withdrawal; and

C = the total Purchase Payments adjusted for any prior withdrawals.

2.	The Contract Value.

The withdrawal will reduce the death benefit amount in direct proportion to the Contract Value reduction. For example, if you take a 20% withdrawal from your Contract Value, the death benefit will be reduced by 20%. Since withdrawals result in a pro-rata adjustment to the death benefit amount, the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

The death benefit that is payable during the Accumulation Phase is determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method at our Service Center. Where there is more than one Beneficiary, we will determine the death benefit as of the Business Day the first Beneficiary submits due proof of death and election of payment method. If the death benefit payable is greater than the Contract Value, we will apply an amount equal to the difference between the death benefit and Contract Value to each Sub-Account and/or Fixed Account(s) in the ratio that your value in each Sub-Account and/or the DCA Fixed Account bears to your Contract Value. Each Beneficiary’s portion of the death benefit will be applied to their chosen death benefit payout option on the Business Day we receive their

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election of the payment method in Good Order and will be paid from the current allocation on a pro rata basis. The balance of the death benefit will remain in the Sub-Accounts and/or Fixed Account(s) based on the current allocation until each of the other Beneficiaries submits a Written Request to claim his/her death benefit. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. This risk is borne by the Beneficiary(ies).

We consider requests to apply a portion of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the death benefit amount.

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with RMD rules.

Each Beneficiary must elect the death benefit to be paid under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase.

•	Option 1 – Lump sum payment of the death benefit.

•	Option 2 – Payment of the entire death benefit within five years of the date of any Owner’s death. This option may not be available if there are multiple Beneficiaries.

•	Option 3 – Payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. For Non-Qualified Contracts, distribution must begin within one year of the date of any Owner’s death. For Qualified Contracts, distribution must generally begin by the end of the calendar year following the year of the Owner’s death. Additional deferral may be available for a spouse Beneficiary. This option is not available for a Beneficiary that is a non-natural person, other than certain trusts as Beneficiary of an IRA.

•	Option 4 – Payment of the death benefit from a deferred annuity contract over the life expectancy of the Beneficiary through a series of non-annuitized withdrawals made at least annually. For Non-Qualified Contracts, distribution must begin within one year of the date of any Owner’s death. For Qualified Contracts, distribution must generally begin by the end of the calendar year following the year of the Owner’s death. Additional deferral may be available for a spouse Beneficiary. Additional withdrawals, including full withdrawals, are available. This option may not be available for a Beneficiary that is a non-natural person, other than certain trusts as Beneficiary of an IRA, or if there are multiple Beneficiaries. Refer to “Ownership – Non-Qualified Beneficiary Annuity” or “Ownership – Beneficiary IRA” for rules and restrictions.

If the sole primary Beneficiary is a spouse, continuation of this Contract in his or her own name is described previously in this section under “Death Benefit – Death of Owner During the Accumulation Phase.”

Any portion of the death benefit not applied to Option 3 or Option 4 within the time period specified must be distributed within five years of the date of the Owner’s death under Option 1 or Option 2.

You may restrict a Beneficiary’s right to elect a death benefit payout option. If you do so, such rights or options will not be available to the Beneficiary.

We may also consent to other death benefit payout options in addition to those described in this section as long as they comply with IRC Section 72(s).

Lump Sum Payments.  If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.

Non-Qualified Beneficiary Annuity.  A non-qualified beneficiary annuity, also referred to as a “non-qualified stretch” or “inherited non-qualified annuity,” is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non-qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s). Refer to “Taxes – Taxation of Non-Qualified Contracts – Distributions After Death of Owner” for more information.

If a Beneficiary(ies) elects payment under Option 4 as a non-qualified beneficiary annuity after the death of the Owner, the following rules apply (Note, these restrictions differ from those imposed when a Contract is purchased as a Non-Qualified Beneficiary Annuity. See “Ownership – Non-Qualified Beneficiary Annuity.”):

1)	The annuity Contract will be titled in the Beneficiary’s name as Beneficiary of the deceased Owner, and cannot be transferred. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

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2)	Distributions must begin within one year of the Owner’s death. Required distributions will be calculated based on the Beneficiary’s life expectancy as determined under the applicable IRS table, and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value.
3)	Distributions required under IRC Section 72(s) must be made at least annually through a SWP that we administer. Distributions made under the SWP will be treated as variable Annuity Payments for income tax purposes.
4)	Withdrawals will not be subject to a CDSC.
5)	The Beneficiary’s initial Contract Value will be equal to the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected.
6)	Additional Purchase Payments cannot be applied to the Contract.
7)	Joint ownership is not allowed.
8)	Upon the death of the Annuitant, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table.
9)	If there is a GMAB on the Contract, it will be terminated.
10)	This option is not available for a Beneficiary who is a non-natural person.
11)	A non-qualified beneficiary annuity may only be established by the Beneficiary of the Contract Owner whose death triggered the required distribution requirements of IRC Section 72(s). A non-qualified beneficiary annuity may not be established as a “second generation” non-qualified beneficiary annuity by a successor Beneficiary.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Non-Qualified Beneficiary Annuity.

Beneficiary IRA.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the RMD rules of IRC Section 401(a)(9). Refer to “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.

Eligibility Requirements/Restrictions:

If a Beneficiary(ies) elects payment under Option 4 as a Beneficiary IRA after the death of the Owner, the following rules apply (Note, these restrictions differ from those imposed when a Contract is purchased as a Beneficiary IRA. See “Ownership –Beneficiary IRA.”):

1)	The annuity Contract will be titled in the Beneficiary’s name as Beneficiary for the deceased Owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.
2)	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year the original Owner would have attained age 70 1⁄2. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value. If the original Owner died after attaining age 70 1⁄2 and was younger than the Beneficiary, the RMD amount may be calculated based on the original Owner’s life expectancy in the year of his or her death.
3)	If the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, RMDs must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA.
4)	RMDs must be made at least annually through a SWP that we administer.
5)	Withdrawals will not be subject to a CDSC.
6)	The Beneficiary’s initial Contract Value will be equal to the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected.
7)	Additional contributions cannot be applied to the Contract.
8)	Upon the death of the Annuitant of the Beneficiary IRA, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table.
9)	If there is a GMAB on the Contract, it will be terminated.
10)	A Beneficiary IRA may only be established by the Beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.
11)	Joint ownership of a Beneficiary IRA is not allowed.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

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Death of Owner During the Annuity Phase

Upon any Owner’s death during the Annuity Phase, if the Annuitant is still alive, the surviving Owner will retain the ownership of the Contract. If there is no surviving Owner, the Beneficiary will become the Owner. Any remaining Annuity Payments under the Annuity Option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death.

Death of Annuitant

If an Annuitant, who is not the Owner or Joint Owner, dies during the Accumulation Phase, you can name a new Annuitant subject to our approval. If there is no surviving Annuitant and you do not name an Annuitant within 30 calendar days after we receive notification of the death of the Annuitant, the oldest Owner will become the Annuitant. If the Owner is a non-natural person and an Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Owner and pay the death benefit as described in “Death Benefit – Death of Owner During the Accumulation Phase.”

Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. We will treat a surviving Owner as the primary Beneficiary and treat any other Beneficiary designation on record at the time of death as a contingent Beneficiary.

Death Benefit and Partial Annuitizations.  If you apply a portion of your non-qualified Contract Value to an Annuity Option, the death benefit for that portion will be determined in accordance with “Death Benefit – Death of Owner During the Annuity Phase” and “Death Benefit – Death of Annuitant.” The death benefit for the portion of the Contract Value remaining in the Accumulation Phase will be determined in accordance with “Death Benefit – Death of Owner During the Accumulation Phase” and “Death Benefit – Death of Annuitant.”

Due Proof of Death.  For purposes of determining due proof of death, we require:

1.	a certified death certificate; or
2.	a certified decree of a court of competent jurisdiction as to the finding of death; or
3.	any other proof satisfactory to us.

Additional Features

Terminal Illness Withdrawal Benefit

With this benefit, you may withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have met the following conditions:

1.	For purposes of this benefit, you (or an Annuitant, if the Owner is a non-natural person) were not diagnosed with a terminal illness or a terminal condition resulting from bodily injury or disease or both as of the Issue Date.
2.	Each withdrawal request is made on or after the “Eligibility Date for Waiver for Contingent Deferred Sales Charge,” which is one year after the Issue Date.
3.	We will require proof that you (or an Annuitant, if the Owner is a non-natural person) are terminally ill, as described in Item 1 above, and not expected to live more than 12 months. This proof will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license. The state licensed medical practitioner must not be you or your parent, sibling, spouse or child (or an Annuitant or an Annuitant’s parent, sibling, spouse or child if the Owner is a non-natural person).

The Terminal Illness Withdrawal Benefit is not available in Connecticut and may not be available in other states. Please contact your registered representative or call the Service Center for more information.

Nursing Home and Hospital Withdrawal Benefit

With this benefit, you may withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have been admitted to a licensed nursing care facility or accredited hospital or its successor, subject to the following requirements:

1.

For purposes of this benefit, you (or the Annuitant, if the Owner is a non-natural person) are not confined in a licensed nursing care facility or accredited hospital or its successor on the Issue Date.

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2.	Each withdrawal request is made on or after the “Eligibility Date for Waiver of Contingent Deferred Sales Charge,” which is one year after the Issue Date.
3.	Each withdrawal request is made within 120 calendar days after services were provided to you (or the Annuitant, if the Owner is a non-natural person). You must have been confined at a licensed nursing care facility and/or accredited hospital or its successor for a consecutive period of at least 90 consecutive calendar days.
4.	The confinement must be prescribed by a state licensed medical practitioner performing within the scope of his/her license.
5.	Each withdrawal is accompanied by proof satisfactory to us that you (or the Annuitant, if the Owner is a non-natural person) meet the qualifying conditions above.

You may not participate in the Systematic Withdrawal Program if we are currently waiving the CDSC in accordance with this benefit.

A licensed nursing care facility is an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care, or custodial nursing care. An accredited hospital is a hospital licensed, or recognized as a general hospital, by the state in which it is located or by the Joint Commission on the Accreditation of Hospitals, or its successors.

The Nursing Home and Hospital Withdrawal Benefit is not available in California and Connecticut and may not be available in other states. Please contact your registered representative or call the Service Center for more information.

Guaranteed Minimum Accumulation Benefit (GMAB)

What is the GMAB?  If you elect a GMAB, we guarantee that at the end of your benefit period your Contract Value will equal no less than a specified amount called the “GMAB Amount.” The GMAB may provide protection in the event of a lower Contract Value that may result from the investment performance of the Contract.

You may choose one of the following two GMABs which feature different benefit periods and costs among other differences:

•	12-Year Benefit; and
•	20-Year Benefit.

You may elect a GMAB only at the time you apply for a Contract. You may cancel a GMAB at any time. You should be aware that if you cancel the GMAB you will not receive a benefit under the GMAB and any additional charges previously deducted from your Contract Value will not be returned. The cancellation will be effective on the Business Day we receive your Written Request in Good Order.

While your GMAB is in effect, you cannot participate in the Automatic Rebalancing Program, the Automatic Investment Plan, the Separate Account Dollar Cost Averaging Program, or the DCA Fixed Account.

Considerations for choosing which GMAB may be best for you.

GMAB	12-Year Benefit	20-Year Benefit
Maximum Election Age	75	65
Benefit Period	12 years	20 years
GMAB Amount [1]	100% of Purchase Payments made during the first Contract Year, adjusted for any withdrawals	165% of Purchase Payments made during the first Contract Year, adjusted for any withdrawals
Ability to reset GMAB Amount	Yes	No
Cost (annualized) [2]	Current Charge: 1.40% of the GMAB Amount [1] Maximum Charge: 2.50% of the GMAB Amount [1]	Current Charge: 1.40% of the GMAB Charge Base [2] Maximum Charge: 2.50% of the GMAB Charge Base [2]
1	“GMAB Amount” refers to the minimum Contract Value guaranteed at the end of the benefit period. The GMAB Amount will be recalculated after a reset. See “GMAB Amount” and “The Reset Option.”
2	“GMAB Charge Base” refers to the total Purchase Payments made during the first Contract Year, adjusted by any withdrawals during the benefit period. See “GMAB Charge” under “20-Year Benefit.”

Allocation Restrictions.  Your Purchase Payments and entire Contract Value must be allocated only to one or more Sub-Accounts approved by us during the time the GMAB is in effect. See the table of allocation restrictions below.

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If you request a change in your allocations or a transfer of Contract Value to any Sub-Account not approved by us, you will be required to terminate the GMAB by Written Request before the allocation change or transfer can be processed.

While your GMAB is in effect, your allocations are restricted to either Custom Allocation Choice Select or one of the MML Asset Allocation Funds listed below.

Custom Allocation Choice Select		Any one of the following:
Range	Sub-Accounts	MML Asset Allocation Sub-Accounts
40% to 60%	MML Managed Bond	MML Conservative Allocation MML Balanced Allocation MML Moderate Allocation MML Core Allocation [2]
20% to 25% (total)	MML Equity MML Equity Income
20% to 25% (total)	MML Growth & Income
MML Growth
0% to 10% (total)	MML Mid Cap Value
MML Mid Cap Growth
0% to 10% (total)	MML International MML Global Oppenheimer Global [1]
1	This Sub-Account invests in the Oppenheimer Global Fund/VA.
2	This Sub-Account invests in the MML American Funds® Core Allocation Fund.

You can make transfers by moving your full Contract Value from one MML Asset Allocation Sub-Account to another MML Asset Allocation Sub-Account or to the Custom Allocation Choice Select program. In addition, you can make transfers by moving your full Contract Value from the Custom Allocation Choice Select program to one of the MML Asset Allocation Sub-Accounts. You cannot make a partial transfer between the Custom Allocation Choice Select program and any of the MML Asset Allocation Sub-Accounts. However, you can reallocate your Contract Value amongst the Custom Allocation Choice Select Sub-Accounts so long as the Contract Value remains within the ranges listed in the table above at the time of the transfer.

We may make a change to the available Sub-Accounts due to a fund reorganization, fund substitution, or to help protect our ability to provide the guarantees under a GMAB. If such a change is required, we will provide you with Written Notice prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your GMAB. If you do not reallocate your Contract Value, your GMAB will terminate.

The allocation restrictions will no longer apply to your Contract upon termination or suspension of the GMAB or the end of your benefit period. Your Contract Value will remain as allocated until you provide new allocation instructions.

Conflicts of Interest.  You should be aware that we are subject to a conflict of interest insofar as, by requiring you to allocate your Purchase Payments and Contract Value to one or more Sub-Accounts approved by us, we are attempting to reduce the risk to us that we will have to pay a GMAB Credit, if any, from our General Account assets. The Sub-Accounts approved by us reduce the risk that we will have to pay a GMAB Credit, if any, from our General Account by reducing the risk of loss to your Contract Value. See “How Do We Calculate the GMAB Credit?” below.

Custom Allocation Choice Select.  You may only elect Custom Allocation Choice Select if you are participating in a GMAB. If you elect Custom Allocation Choice Select, you must allocate your Contract Value within the Custom Allocation Choice Select parameters. The parameters are the minimum and maximum that may be allocated to each asset category offered through Custom Allocation Choice Select. Periodically, we will rebalance your Contract Value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semiannually during each calendar year. If you do not make an election, rebalancing will occur quarterly. Participation in Custom Allocation Choice Select does not assure a profit and does not protect you against loss in a declining market.

We will terminate your participation in Custom Allocation Choice Select:

•	If you terminate your GMAB;
•	if you transfer your full Contract Value to one of the MML Asset Allocation Sub-Accounts;
•	if you apply your full Contract Value to an Annuity Option;

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•	if you withdraw the total Contract Value; or
•	upon payment of the death benefit.

If you terminate your GMAB, your Contract Value will no longer be rebalanced and will remain as allocated at the time your GMAB is terminated until you provide new allocation instructions.

Important GMAB Considerations.  A GMAB may not be appropriate for all Owners. You should understand a GMAB completely before you elect it. Please consult with a qualified financial professional when you are evaluating a GMAB and all other aspects of the Contract. With respect to each GMAB, you should understand:

•	The GMAB does not in any way guarantee the performance of any of the Sub-Accounts available under this Contract.
•	The restrictions in the amount and type of Sub-Accounts available to you under the GMAB are intended to help us manage the risk that we will be required to provide a GMAB Credit to you.
•	Any IRS minimum distribution requirements may negatively impact the GMAB Amount. Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract.
•	Withdrawals will negatively impact the GMAB Amount. Since withdrawals result in a pro-rata adjustment to the GMAB Amount, the GMAB Amount may be reduced by more than the actual dollar amount of the withdrawals. See “Appendix B – Guaranteed Minimum Accumulation Benefit Examples – Example 3.”
•	Any Purchase Payments made after the first Contract Year or after reset will increase your Contract Value, but will not increase your GMAB Amount. Additional Purchase Payments after the first Contract Year or after reset may affect the GMAB Credit (positively or negatively). The GMAB Credit is determined by comparing the GMAB Amount to your Contract Value (or a percentage of your Contract Value) at the end of the benefit period. Refer to “12 Year Benefit – How Do We Calculate the GMAB Credit?” or “20 Year Benefit – How Do We Calculate the GMAB Credit?” See also “Appendix B – Guaranteed Minimum Accumulation Examples – Example 4.”
•	All withdrawals will reduce your GMAB Amount regardless of the timing and impact of any prior Purchase Payments.
•	The GMAB is a long-term benefit and you may only benefit from this feature if you continue the GMAB for the full benefit period. Carefully consider the share class of the Contract you elect, your investment time horizon, and the benefits of the GMAB option selected.

Canceling the GMAB.  We will terminate your election of a GMAB on the Business Day we receive our cancellation form in Good Order at our Service Center. Once the GMAB is terminated, it cannot be reinstated.

GMAB Termination.  The GMAB will terminate under any of the following conditions:

•	if we receive our cancellation form in Good Order at our Service Center;
•	if you elect to have all of your Contract Value applied to an Annuity Option;
•	in most states, if you change the ownership of the Contract, except:
•	changes to a spouse, domestic partner or civil union partner who was not over the maximum allowable age for electing the GMAB on the Issue Date,
•	changes in ownership to or from certain trusts;
•	if a death benefit becomes payable in accordance with the provisions of the Contract, including a Contract continued after your death by a non-spouse Beneficiary or a Contract continued by a spouse, domestic partner or civil union partner who had reached the maximum allowable age for electing the GMAB on the Issue Date;
•	if the Contract terminates according to the terms of the Contract, except if your Contract Value declines to zero due to investment performance and/or the deduction of charges; or
•	when the benefit period ends.

12-Year Benefit.  If you wish to elect the GMAB with a 12-year benefit period, the benefit period will initially end upon your 12th Contract Anniversary. This GMAB offers a reset option, subject to the restrictions described below.

Election

You may elect a GMAB only at the time you apply for a Contract. The GMAB with a 12-year benefit period is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the age of 75.

GMAB Amount

While the GMAB is in force, it provides for a minimum Contract Value at the end of the benefit period, hereafter referred to as the “GMAB Amount.” If you have not elected to reset the GMAB Amount, it is equal to the total Purchase Payments received prior to the first Contract Anniversary reduced by adjustments for any withdrawals. If you elect to reset the GMAB Amount, the GMAB Amount will equal the Contract Value as of the reset date reduced by adjustments for any subsequent withdrawals. See “GMAB Amount Adjustment for Withdrawals” below for a description of how we adjust the GMAB Amount for withdrawals.

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GMAB Amount Adjustment for Withdrawals

On the Business Day a withdrawal is effective, we will adjust your GMAB Amount. The adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable CDSC; divided by
•	Your Contract Value immediately prior to the withdrawal; with the result multiplied by
•	Your GMAB Amount immediately prior to the withdrawal.

Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.

We consider requests to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the GMAB Amount.

Benefit Period

The GMAB Amount is not available until the end of the benefit period. The benefit period ends on the Contract Anniversary twelve years after the later of the Issue Date or the most recent reset date. However if your Contract Anniversary falls on a non-Business Day, the benefit period will end on the next Business Day.

The Reset Option

Beginning on your second Contract Anniversary, and each subsequent Contract Anniversary while the GMAB is in effect, you may elect to reset your GMAB Amount which will start your twelve year benefit period over again. For example, if you reset as of your 2nd Contract Anniversary, your 12-year benefit period will end on your 14th Contract Anniversary.

If you want to reset your GMAB Amount on your upcoming Contract Anniversary, you must submit a Written Request in Good Order to our Service Center within the period beginning thirty (30) calendar days prior to your Contract Anniversary and ending at the Close of Business on the Business Day immediately preceding your Contract Anniversary.

We will determine if a reset is applicable by comparing your Contract Value to your GMAB Amount. If your Contract Value is less than or equal to the GMAB Amount, the reset will not take place and the existing GMAB Amount and benefit period will remain in place. If your Contract Value is greater than the GMAB Amount, we will reset the GMAB Amount to equal the Contract Value, as detailed below.

•	If your Contract Anniversary falls on a Business Day, we will use your Contract Value as of the Close of Business on that day to compare to your GMAB Amount and, if applicable, will reset the GMAB Amount on your Contract Anniversary.
•	If your Contract Anniversary falls on a non-Business Day, we will use your Contract Value as of the Business Day immediately preceding your Contract Anniversary to compare to your GMAB Amount and, if applicable, will reset the GMAB Amount on the Business Day immediately preceding your Contract Anniversary.

You cannot elect a reset that would extend your benefit period beyond your Annuity Date. The reset election is not available if the oldest Owner (or Annuitant if the Owner is a non-natural person) is age 79 or older. Purchase payments made after a reset will not change the GMAB Amount.

What Happens at the End of the Benefit Period?

At the end of the benefit period, we determine whether a credit is due (GMAB Credit). If a GMAB Credit is due, we credit your Contract Value at the end of the benefit period. The GMAB Credit will be applied proportionally to the Sub-Accounts you are invested in when we apply the GMAB Credit. Electing a GMAB does not guarantee that a GMAB Credit will be paid.

At the end of the benefit period, your election of the GMAB terminates with no benefits or charges accruing thereafter. For additional information see “Appendix B – Guaranteed Minimum Accumulation Benefit Examples – Example 4.”

How Do We Calculate the GMAB Credit?

The amount of your GMAB Credit, if any, depends on the timing of your Purchase Payments as detailed below.

1)	If you have not made any Purchase Payments after the first Contract Year and there has not been a reset, or you have not made any Purchase Payments after your most recent reset, then your GMAB Credit equals the result of A minus B:

A.	Your GMAB Amount at the end of the benefit period; and
B.	Your Contract Value at the end of the benefit period.

If B is greater than A, you will not receive a GMAB Credit.

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2)	If any Purchase Payments were made after the first Contract Year and there has not been a reset, then your GMAB Credit equals the result of A minus B:

A.	Your GMAB Amount at the end of the benefit period; and
B.	Your Contract Value at the end of the benefit period multiplied by the following percentage:

i.	Purchase Payments made during the first Contract Year; divided by
ii.	Total Purchase Payments.

If B is greater than A, you will not receive a GMAB Credit.

3)	If any Purchase Payments were made after the most recent reset, then your GMAB Credit equals the result of A minus B:

A.	Your GMAB Amount at the end of the benefit period; and
B.	Your Contract Value at the end of the benefit period multiplied by the following percentage:

i.	Your Contract Value as of the most recent reset; divided by
ii.	Your Contract Value as of the most recent reset plus any Purchase Payments made after the most recent reset.

If B is greater than A, you will not receive a GMAB Credit.

See “Appendix B – Guaranteed Minimum Accumulation Benefit Examples – Example 4.”

GMAB Charge

While the GMAB remains in effect, the GMAB charge will be deducted from the Contract Value quarterly in arrears. The first charge will be deducted three months after the rider effective date. The charge will be deducted from the Sub-Accounts in the ratio that your value in each Sub-Account bears to your Contract Value. The current GMAB charge is equal to a percentage of the GMAB Amount, as of the date the charge is deducted.

If the GMAB is terminated for any reason, a pro-rated charge will be deducted at the time of termination, based on the ratio of (a) total calendar days elapsed in that quarter, and (b) total calendar days in that quarter. The GMAB charge will be discontinued upon termination of the GMAB.

We may change the GMAB charge at any time while you own the Contract, including upon reset of the GMAB Amount, subject to the maximum GMAB charge. We will notify you in advance by Written Notice if we change the GMAB charge.

See “Fees and Expenses” for the current and maximum GMAB charges.

20-Year Benefit.  You may elect the GMAB with a 20-year benefit period. Under this option, your benefit period will end upon your 20th Contract Anniversary. This option does not offer a reset option.

Election

You may elect a GMAB only at the time you apply for a Contract. The GMAB with a 20-year benefit period is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is older than age 65.

GMAB Amount

While the GMAB is in force, it provides for a minimum Contract Value at the end of the benefit period (GMAB Amount). It is equal to 165% of the total Purchase Payments received prior to the first Contract Anniversary, reduced by adjustments for any withdrawals. See “GMAB Amount Adjustment for Withdrawals” below for a description of how we adjust the GMAB Amount for withdrawals.

GMAB Amount Adjustment for Withdrawals

On the Business Day a withdrawal is effective, we will adjust your GMAB Amount. The adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable CDSC; divided by
•	Your Contract Value immediately prior to the withdrawal; with the result multiplied by
•	Your GMAB Amount immediately prior to the withdrawal.

Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.

We consider requests to apply part of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the GMAB Amount.

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Benefit Period

The GMAB Amount is not available until the end of the benefit period. The benefit period ends on the Contract Anniversary twenty years after the Issue Date. However if your Contract Anniversary falls on a non-Business Day, the benefit period will end on the next Business Day.

What Happens at the End of the Benefit Period?

At the end of the benefit period, we determine whether a credit is due (GMAB Credit). If a GMAB Credit is due, we credit your Contract Value at the end of the benefit period. The GMAB Credit will be applied proportionally to the Sub-Accounts you are invested in when we apply the GMAB Credit. Electing a GMAB does not guarantee that a GMAB Credit will be paid.

At the end of the benefit period, your election of the GMAB terminates with no benefits or charges accruing thereafter. For additional information see “Appendix B – Guaranteed Minimum Accumulation Benefit (12-Year Benefit) Examples – Example 4.”

How Do We Calculate the GMAB Credit?

The amount of your GMAB Credit, if any, depends on the timing of your Purchase Payments as detailed below.

1)	If you have not made any Purchase Payments after the first Contract Year, then your GMAB Credit equals the result of A minus B:

A.	Your GMAB Amount at the end of the benefit period; and
B.	Your Contract Value at the end of the benefit period.

If B is greater than A, you will not receive a GMAB Credit.

2)	If any Purchase Payments were made after the first Contract Year, then your GMAB Credit equals the result of A minus B:

A.	Your GMAB Amount at the end of the benefit period; and
B.	Your Contract Value at the end of the benefit period multiplied by the following percentage:

i.	Your total Purchase Payments made in the first Contract Year multiplied by 165%; divided by
ii.	Your total Purchase Payments made in the first Contract Year multiplied by 165% plus any Purchase Payments made after the first Contract Year.

If B is greater than A, you will not receive a GMAB Credit. See “Appendix B – Guaranteed Minimum Accumulation Benefit (12-Year Benefit) Examples – Example 4.”

GMAB Charge

While the GMAB remains in effect, the GMAB charge will be deducted from the Contract Value quarterly in arrears. The first charge will be deducted three months after the rider effective date. The charge will be deducted from the Sub-Accounts in the ratio that your value in each Sub-Account bears to your Contract Value.

The current GMAB charge is equal to a percentage of the GMAB Charge Base. We calculate the GMAB Charge Base on the Business Day the charge is assessed. The GMAB Charge Base is the total Purchase Payments made during the first Contract Year adjusted by any withdrawals, including any applicable CDSC, made during the benefit period.

For purposes of determining the impact of a withdrawal on the GMAB Charge Base, we calculate the proportion of the withdrawal amount to the Contract Value immediately prior to the withdrawal and then reduce the GMAB charge by that proportion.

If the GMAB is terminated for any reason, a pro-rated charge will be deducted at the time of termination, based on the ratio of (a) total calendar days elapsed in that quarter, and (b) total calendar days in that quarter. The GMAB charge will be discontinued upon termination of the GMAB.

We may change the GMAB charge at any time while you own the Contract, subject to the maximum GMAB charge shown. We will notify you in advance by Written Notice if we change the GMAB charge.

See “Fees and Expenses” for the current and maximum GMAB charges.

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Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the Contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company.  MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs–usually retirement–and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the Owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the Sub-Accounts of the Separate Account to another but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the Contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the Contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

Non-Qualified Contracts.  Your Contract is referred to as a Non-Qualified Contract if you purchase the Contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts.  Your Contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

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Contracts issued under a qualified plan include special provisions restricting Contract provisions that may otherwise be available as described in this prospectus. Generally, Contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.

These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015 the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within 1 year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2016, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” For 2016, IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. For 2016, employer contributions cannot exceed the lesser of :

i) $53,000; or

ii) 25% of compensation (a maximum of $265,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SIMPLE IRAs

IRC Section 408(p) permits certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction

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agreement. Employers can make contributions to the plan through either matching contributions or non-elective contributions. For 2016, an employee’s annual elective salary reduction contributions are limited to the lesser of $12,500 or 100% of compensation, and an additional catch-up contribution is available for individuals age 50 and over, up to the lesser of $3,000 or total compensation less any other elective deferrals. Elective contributions made to a SIMPLE IRA are counted against the overall limit on elective deferrals by any individual (the lesser of $18,000 or 100% of compensation in 2016). The employer must make certain matching contributions or non-elective contributions to the employee’s account. SIMPLE IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to tax treatment and suitability of such an investment.

Roth IRAs

IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. For 2016, Roth IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Minimum Distributions for Qualified Contracts” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

i.	$53,000; or
ii.	100% of compensation or earned income (a maximum of $265,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $18,000, with an additional catch-up contribution of up to $6,000 available for eligible participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. For 2016, the annual benefit under a defined benefit plan is limited to:

i.	100% of compensation for a participant’s highest three years; or
ii.	$210,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans

IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the Owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your Contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an Annuity Payment.

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Withdrawals

The IRC generally treats any withdrawal:

1)	allocable to investment in the Contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and
2)	from an annuity contract entered into after August 13, 1982,

as first coming from earnings and then from your investment in the Contract. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity Payments occur as the result of the Contract reaching its annuity start date. Non-annuitized life expectancy distributions made to a Beneficiary, under a Non-Qualified Beneficiary Annuity SWP program that we administer, are also treated as Annuity Payments. A portion of each Annuity Payment is treated as a partial return of your investment in the Contract and is not taxed. The remaining portion of the Annuity Payment is treated as ordinary income. The Annuity Payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. If, in any year, total payments received under a variable Annuity Option are less than the exclusion amount allocable to that year, Treasury Regulations allow you to choose to recalculate your exclusion amount in subsequent years, by filing a statement with your income tax return. We will continue to report distributions using the exclusion amount as originally calculated. For additional information, please consult with your tax advisor and see IRS Publication 939. Annuity Payments received after you have recovered all of your investment in the Contract are fully taxable.

The IRC also provides that any amount received (both Annuity Payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1⁄2;
2)	paid to your Beneficiary after you die;
3)	paid if you become totally disabled (as that term is defined in the IRC);
4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated Beneficiary;
5)	paid under an immediate annuity; or
6)	which come from investment in the Contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your Contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

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Distributions After Death of Owner

In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, IRC Section 72(s) requires that:

a)	if any Owner dies on or after the annuity start date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and
b)	if any Owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five (5) years after the date of such Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. The Non-Qualified Contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. Non-annuitized life expectancy distributions made to a Beneficiary, under a Non-qualified Beneficiary Annuity SWP program that we administer, will be treated as variable Annuity Payments for income tax purposes.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total Contract Value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). With respect to SIMPLE IRAs, the 10% penalty is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Exceptions from the penalty tax are as follows:

a)	distributions made on or after you reach age 59 1⁄2;
b)	distributions made after your death;
c)	distributions made that are attributable to the employee being disabled as defined in the IRC;
d)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);
e)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);
f)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;
g)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;
h)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);
i)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;
j)	certain qualified reservist distributions;
k)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year; and
l)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8)).

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or five (5) years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date, there is:

i)	any addition to the account balance other than gains or losses,
ii)	any non-taxable transfer of a portion of the account balance to another retirement plan, or
iii)	a rollover by the individual of the amount received resulting in such amount not being taxable.

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The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Required Minimum Distributions for Qualified Contracts.  For Qualified Contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

a)	the calendar year in which you attain age 70 1⁄2 or
b)	the calendar year in which you retire.

The date set forth in (b) does not apply to an IRA or to a five-percent owner of the employer maintaining the plan. RMDs generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed. If your Contract has not entered the Annuity Phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated Beneficiary. If your Contract has not entered the Annuity Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary. If your death occurs after your Contract has entered the Annuity Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your Contract is held as a Roth IRA, there are no RMDs during your life. However, upon your death your Beneficiary is subject to RMD requirements. Any remaining interest must be distributed within 5 years or over your Beneficiary’s life expectancy. If RMDs are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity Contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the Owner or Beneficiary under the Contract in order to determine the fair market value of the Contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Partial Annuitization of Non-Qualified Contracts.  The ability to apply only a portion of your Contract Value to an Annuity Option is commonly referred to as “partial annuitization” or “partially annuitizing.” Federal tax law provides favorable tax treatment of partial annuitization of a non-qualified annuity contract under certain circumstances. You should consult a tax adviser before electing to partially annuitize your Contract.

As part of the Small Business Jobs Act of 2010, IRC Section 72 was amended to provide that if part of an annuity contract’s value is applied to an Annuity Option that provides payments for one or more lives or for a period of at least ten years, the portion of the contract that is annuitized will be treated as a separate Contract and Annuity Payments received as a result of the partial annuitization will be treated as amounts received as an annuity instead of withdrawals, and given exclusion ratio treatment. The exclusion ratio is calculated by allocating the current investment in the Contract between the amount applied to the Annuity Option and the remaining portion of the original contract.

If the Annuity Option you elect does not meet one of the two above-described criteria, we will report all payments from your Contract, whether from the annuitized or the deferred portions of the Contract Value, to the IRS as a distribution with the taxable amount not determined beginning with the date of the partial annuitization. It is your responsibility to document to the IRS how much, if any, of a distribution is allocable to cost basis.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

i)	if distributed under Death Benefit Payment Option 1 (lump sum) or Option 2 (payment within 5 years of the date of the Owner’s death), they will be treated in the same manner as a withdrawal from the Contract; or
ii)	if distributed under Death Benefit Payment Option 3 or 4, they will be treated as Annuity Payments.

Section 1035 Tax Free Exchanges.  IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to Annuity Payments that are based on life expectancy or on a period certain of 10 or more years. You should consult a tax adviser before entering into any 1035 exchange.

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Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the Annuity Phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the Annuity Phase and the contract or the resulting Annuity Payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the Owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the Contract.

The portion of any distribution that is includible in the gross income of the Owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to:

a)	a series of substantially equal payments made at least annually for:
i)	the life or life expectancy of the Owner, or joint and last survivor expectancy of the Owner and a designated Beneficiary, or
ii)	for a specified period of 10 years or more;
b)	distributions which are RMDs; or
c)	hardship distributions from a 401(k) plan.

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax.  Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations issued in 2013, the taxable portion of any distribution from a non-qualified annuity contract – including withdrawals, and Annuity Payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your Contract.

Non-Resident Aliens and Foreign Entities.  Generally, a distribution from a Contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

1)	proof of residency (in accordance with IRS requirements), and
2)	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

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Civil Unions & Domestic Partnerships.  Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the Contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner.  When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. If any beneficiary (including a contingent beneficiary) of a trust is a non-natural person, the Contract will not be treated as owned by an agent for a natural person, and gain in the Contract will be taxed annually, whether or not the trust is a grantor trust for income tax purposes. This treatment also does not apply to a Contract that qualifies as an immediate annuity. Before purchasing a Contract to be owned by a non-natural person or changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Distribution

Pursuant to an underwriting agreement with the Company, on its own behalf and on behalf of the Separate Account, MML Investor Services, LLC (MMLIS), a subsidiary of the Company, serves as principal underwriter of the Contracts. The Contracts are sold by registered representatives of MMLIS.

MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). MMLIS receives compensation for its actions as principal underwriter of the Contracts.

Commissions Paid.  Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. The maximum commission payable for the Contract is 8.5% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.

Additional Compensation Paid.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.

Compensation in General.  The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available contracts whose issuers do not provide such compensation. You may want to take these compensation arrangements into account when evaluating any recommendation regarding this Contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).

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Other Information

Assignment

In certain states, you cannot assign the Contract without our approval. We will refuse or accept any request to assign this Contract on a non-discriminatory basis. Please refer to your Contract.

We must receive Written Notice of the assignment, in Good Order, for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your Contract.

If the Contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record.

Registered Representative Transaction Authority

You may authorize us to accept instructions from the registered representative assigned to your Contract in order to make transfers among investment choices and changes to allocations for future Purchase Payments. To authorize the registered representative assigned to your Contract to make premium allocations and transfers, you must send a completed Transactional Authorization Form to our Service Center. We may revoke transaction authorization privileges for certain Owners. Transaction Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing.

We are not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Contract Owners, Beneficiaries, and any other payees of proceeds from a Contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Voting Rights

We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the Accumulation Phase of your Contract and while the Annuitant is living, we determine the number of shares you may vote by dividing your Contract Value in each Fund, if any, by $100. Fractional shares are counted. During the Annuity Phase, you have no voting rights.

Payments We Make

We may be required to suspend or postpone payments for withdrawals or transfers from the Sub-Accounts for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;

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•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or
•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

In addition, if, pursuant to the Securities and Exchange Commission’s rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the Fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Changes to the Contract

We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by Written Notice of such amendments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that can be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected Purchase Payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a Contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate such arrangements.

Termination of the Contract

We will terminate your Contract upon the occurrence of any of the following events:

1)	the date of the last Annuity Payment if you have applied your entire Contract Value to an Annuity Option;
2)	the date payment is made of the entire Contract Value when there are no Annuity Payments remaining;
3)	the date of the last payment upon death to the last Beneficiary; or
4)	the date your Contract is returned under the right to examine Contract provision.

In addition, in most states we reserve the right to terminate your Contract if no Purchase Payment has been made for at least two consecutive years measured from the date we received the last Purchase Payment; and each of the following amounts is less than $2,000 on the date we send notice of our election to terminate your Contract:

•	your Contract Value less any Premium Tax deducted; and
•	the sum of all Purchase Payments made into your Contract adjusted for any partial withdrawals.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and/or the SAI.

Computer System Failures and Cybersecurity

MassMutual and our business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While MassMutual and our business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failure, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of MassMutual’s and our business

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partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

MassMutual and our business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of MassMutual’s or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage MassMutual’s reputation, expose MassMutual to litigation, increase regulatory scrutiny and require it to incur significant technical, legal and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceeding or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights of indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its (or their) contract(s) with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Table of Contents of the Statement of Additional Information

Services

Distribution

Fixed Annuity Payout Rates

Payment of Death Benefit

Experts

Financial Statements

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[THIS PAGE INTENTIONALLY LEFT BLANK]

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To obtain a free copy of the Statement of Additional Information with more details concerning subjects discussed in this prospectus, return this request form to the address shown below or call our Service Center at (866) 645-2362.

To:	MassMutual

Service Center

P.O. Box 758511

Topeka, Kansas 66675-8550

Please send me the Statement of Additional Information for MassMutual Transitions SelectSM II.

Name

Address

City	State	Zip

Telephone

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[THIS PAGE INTENTIONALLY LEFT BLANK]

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Appendix A

CDSC Example

The values shown are based on the following assumptions:

•	B-Share class is purchased
•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	$10,000
3	2	January 15	$200,000

•	On February 15 of Contract Year 4, the Contract Value is $350,000 and a partial withdrawal of $150,000 is made.

To calculate the CDSC, we first determine the amount of the withdrawal subject to a CDSC as follows:

•	First, the earnings of $40,000 ($350,000 – $310,000 = $40,000) is withdrawn without any CDSC.
•	All of the Purchase Payments were made less than 7 years ago; therefore, all of the Purchase Payments are within the CDSC schedule.
•	Next, we calculate the free withdrawal amount, which is 10% of the Purchase Payments still subject to a CDSC (10% x $310,000 = $31,000).
•	The withdrawal amount subject to a CDSC is $79,000 ($150,000 – $40,000 – $31,000).

Next, we calculate the amount of the CDSC as follows:

•	Payment #1 is reduced by the free withdrawal amount ($100,000 – $31,000 = $69,000). As this Purchase Payment is in the 4th year, the CDSC is 6% or $4,140 ($69,000 x 6%).
•	The remaining withdrawal amount still subject to a CDSC is $10,000 ($79,000 – $69,000). This amount equals the amount of Purchase Payment #2, which is in the 3rd year. The CDSC on this amount is 7% or $700 ($10,000 x 7%).
•	The total CDSC is $4,840, which is the sum of the charges on each Purchase Payment ($4,140 + $700).

The total CDSC for this withdrawal is $4,840, which is deducted from the withdrawal amount of $150,000. The net amount ($145,160) is paid to the Owner, unless otherwise instructed.

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Appendix B

Guaranteed Minimum Accumulation Benefit (12-Year Benefit) Examples

Example 1: Setting of Initial Values

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000

Example 2: Reset Option

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	There is no subsequent Purchase Payment or withdrawal while the GMAB is in effect
•	The reset option is exercised on your Contract Anniversaries 2 through 6 (beginning of Contract Years 3 through 7)

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
2			105,000	$100,000
3			110,250	110,250
4			115,763	115,763
5			121,551	121,551
6			127,628	127,628
7			134,010	134,010
8			140,710	134,010
9			147,746	134,010
10			155,133	134,010
11			162,889	134,010
12			171,034	134,010
13			179,586	134,010
14			188,565	134,010
15			197,993	134,010
16			207,893	134,010
17			218,287	134,010
18			229,202	134,010
19			240,662	134,010
20			252,695	0

•	On the Contract Issue Date, the GMAB Amount is equal to the initial Purchase Payment of $100,000.
•	On the second Contract Anniversary, the Owner requests to reset the GMAB Amount. The Owner also requests this reset for Contract Anniversaries 3 through 6.
•	At the end of the benefit period (which is 12 years from the most recent reset), the Contract Value is greater than the GMAB Amount. No GMAB Credit will be applied, and the GMAB terminates.

Example 3: Impact of a Withdrawal

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

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•	A withdrawal of $10,000 is made at the beginning of Contract Year 3
•	No reset is elected, and no subsequent Purchase Payment is made while the GMAB is in effect

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
2			105,000	100,000
3 (immediately prior to withdrawal)			110,250	100,000
3 (immediately after withdrawal)		$10,000	100,250	90,930
4			105,263	90,930
5			110,526	90,930
6			116,052	90,930
7			121,855	90,930
8			127,947	90,930
9			134,345	90,930
10			141,062	90,930
11			148,115	90,930
12			155,521	90,930
13			163,297	0

•	On the Contract Issue Date, the GMAB Amount is equal to the initial Purchase Payment of $100,000.
•	A withdrawal of $10,000 (including any CDSC) is made at the beginning of Contract Year 3.
•	Immediately prior to the withdrawal is made, the Contract Value is $110,250, and the GMAB Amount is $100,000.
•	Immediately after the withdrawal is made, the Contract Value becomes $100,250 ($110,250-$10,000), and the GMAB Amount is reduced by the same percentage that the Contract Value is reduced:

GMAB Amount immediately after the withdrawal = GMAB Amount immediately prior to the withdrawal – (Withdrawal Amount / Contract Value immediately prior to the withdrawal) * GMAB Amount immediately prior to the withdrawal

= $100,000 - ($10,000 / $110,250) * $100,000

= $100,000 - $9,070

= $90,930

Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.

•	At the end of the benefit period (which is 12 years from the Issue Date since there is no reset), the Contract Value is greater than the GMAB Amount. No GMAB credit will be applied, and the GMAB terminates.

Example 4: Calculation of GMAB Credit

There are four examples below, which cover four distinct situations and demonstrate how GMAB Credit would be calculated under each situation. In all four examples, the following assumptions are made:

•	Initial Purchase Payment of $100,000 is made. On the Contract Issue Date, the GMAB Amount is equal to the initial Purchase Payment of $100,000.
•	A subsequent Purchase Payment of $20,000 is made in the middle of Contract Year 1. This amount will be added to the GMAB Amount since it is made during the first Contract Year. The GMAB Amount is now $120,000 (=$100,000 + $20,000).

(1) No Subsequent Purchase Payment after the First Contract Year and No Reset

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	20,000		125,000	120,000
13 (before GMAB Credit is applied)			105,000	120,000
13 (after GMAB Credit is applied)			120,000	0

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•	There are no subsequent Purchase Payments made after the first Contract Year, and there is no reset while the GMAB is in effect.
•	At the end of the 12-year benefit period (beginning of Contract Year 13), we will determine the GMAB Credit. Since there are no subsequent Purchase Payments after the first Contract Year and there has been no reset, the GMAB Credit is calculated as the result of A minus B below:

¡	A is the GMAB Amount at the end of the benefit period ($120,000 in this example)
¡	B is the Contract Value at the end of the benefit period ($105,000 in this example)

So the GMAB Credit is $120,000 - $105,000 = $15,000.

If B is greater than A, you will not receive a GMAB Credit.

•	The GMAB Credit is then added to the Contract Value which is now $120,000 (=$105,000 + $15,000). The GMAB now terminates.

(2) No Subsequent Purchase Payment after the Most Recent Reset

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	$20,000		$125,000	$120,000
3	$30,000		$150,000	$120,000
4			$160,000	$160,000
16 (before GMAB Credit is applied)			$110,000	$160,000
16 (after GMAB Credit is applied)			$160,000	$0

•	A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 3. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $120,000.
•	A reset is elected on the 3rd Contract Anniversary (beginning of Contract Year 4). The GMAB Amount is set equal to the Contract Value on that date which is $160,000.
•	At the end of the 12-year benefit period (beginning of Contract Year 16, which is 12 years from the most recent reset date), we will determine the GMAB Credit. Since there has been no subsequent Purchase Payment after the most recent reset, the GMAB Credit is calculated as the result of A minus B below:

¡	A is the GMAB Amount at the end of the benefit period ($160,000 in this example)
¡	B is the Contract Value at the end of the benefit period ($110,000 in this example)

So the GMAB Credit is $160,000 - $110,000 = $50,000.

If B is greater than A, you will not receive a GMAB Credit.

•	The GMAB Credit is then added to the Contract Value which is now $160,000 (=$110,000 + $50,000). The GMAB now terminates

(3) Subsequent Purchase Payment Made after the First Contract Year and No Reset

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	$20,000		$125,000	$120,000
3	$30,000		$150,000	$120,000
13 (before GMAB Credit is applied)			$110,000	$120,000
13 (after GMAB Credit is applied)			$142,000	$0

•	A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 3. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $120,000.
•	There is no additional subsequent Purchase Payment made after beginning of Contract Year 3, and there is no reset while the GMAB is in effect.
•

At the end of the 12-year benefit period (beginning of Contract Year 13), we will determine the GMAB Credit. Since a subsequent Purchase Payment is made after the first Contract Year and there has been no reset, we need to first determine

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the percentage of total Purchase Payments made during the first Contract Year, which is 80% (=$120,000 / $150,000). We then calculate the GMAB Credit as the result of A minus B below:

¡	A is the GMAB Amount at the end of the benefit period ($120,000 in this example)
¡	B is the Contract Value at the end of the benefit period multiplied by the percentage calculated above ($110,000 * 80% = $88,000, in this example)

So the GMAB Credit is = $120,000 - $88,000 = $32,000.

If B is greater than A, you will not receive a GMAB Credit.

•	The GMAB Credit is then added to the Contract Value which is now $142,000 (=$110,000 + $32,000). The GMAB now terminates.

(4) Subsequent Purchase Payment Made after the Most Recent Reset

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	$20,000		$125,000	$120,000
3	$30,000		$150,000	$120,000
4 (reset)			$155,000	$155,000
5 (reset)			$160,000	$160,000
6	$10,000		$180,000	$160,000
17 (before GMAB Credit is applied)			$120,000	$160,000
17 (after GMAB Credit is applied)			$167,059	$0

•	A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 3. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $120,000.
•	On the 3rd Contract Anniversary (beginning of Contract Year 4), the Owner requests a reset. The GMAB Amount is reset to the then current Contract Value of $155,000.
•	On the 4th Contract Anniversary (beginning of Contract Year 5), the Owner requests another reset. The GMAB Amount is reset to the then current Contract Value of $160,000.
•	Another subsequent Purchase Payment of $10,000 is made at the beginning of Contract Year 6. This amount will not affect the GMAB Amount since it is made after a reset. The GMAB Amount remains at $160,000.
•	At the end of the 12-year benefit period (beginning of Contract Year 17 which is 12 years from the most recent reset date), we will determine the GMAB Credit. Since a subsequent Purchase Payment is made after the most recent reset, we need to first determine a percentage as (1) Contract Value as of the most recent reset, divided by (2) Contract Value as of the most recent reset plus any subsequent Purchase Payments. This percentage is 94.1176% (= $160,000 / ($160,000 + $10,000)). We then calculate the GMAB Credit as the result of A minus B below:

¡	A is the GMAB Amount at the end of the benefit period ($160,000 in this example)
¡	B is the Contract Value at the end of the benefit period multiplied by the percentage calculated above ($120,000 * 94.1176% = $112,941, in this example)

So the GMAB Credit is = $160,000-$112,941 = $47,059.

If B is greater than A, you will not receive a GMAB Credit.

•	The GMAB Credit is then added to the Contract Value which is now $167,059 (=$120,000 + $47,059). The GMAB now terminates.

65

Appendix C

Return of Purchase Payment Death Benefit Example – Impact of Withdrawal and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2
•	A withdrawal of $20,000 is made at beginning of Contract Year 3
•	Contract Owner dies in Contract Year 5

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Total Purchase Payments Adjusted for Withdrawals
1	$100,000		$100,000	$100,000
2	$10,000		$115,000	$110,000
3 (immediately prior to withdrawal)			$120,750	$110,000
3 (immediately after withdrawal)		$20,000	$100,750	$91,781
4			$95,713	$91,781
5 (receive due proof of Owner’s death)			$90,927	$91,781

•	On the Contract Issue Date, $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.
•	At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.
•	At the beginning of Contract Year 3, $20,000 withdrawal (including any CDSC) is made.
•	Immediately prior to the withdrawal is made, the Contract Value is $120,750, and the total Purchase Payments adjusted for withdrawals is $110,000.
•	Immediately after the withdrawal is made, the Contract Value becomes $100,750 ($120,750–$20,000), and the total Purchase Payments adjusted for withdrawals is reduced by the same proportion that the Contract Value is reduced:

Total Purchase Payments adjusted for withdrawals (immediately after the withdrawal) = total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal) – (withdrawal amount / Contract Value immediately prior to the withdrawal) x total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal)

= $110,000 – ($20,000 / $120,750) x $110,000

= $110,000 – $18,219

= $91,781

•	Contract Owner dies in Contract Year 5. When we receive due proof of death, the Contract Value is $90,927. The total Purchase Payments adjusted for withdrawals is $91,781. The ROP death benefit is the greater of the Contract Value and the total Purchase Payments adjusted for withdrawals. Therefore, the death benefit is $91,781.

66

Appendix D

Condensed Financial Information

The following schedules include Accumulation Unit values for the periods indicated. We have extracted some of this data from the Separate Account’s audited financial statements. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values – B-Share

Sub-Account	Dec. 31, 2015	Value at Inception	Commencement of Public Offering
Fidelity® VIP Contrafund®	$9.93	$10.00	10/26/2015
Ivy Asset Strategy	9.62	10.00	10/26/2015
MML Aggressive Allocation	9.78	10.00	10/26/2015
MML Balanced Allocation	9.81	10.00	10/26/2015
MML Blend	9.87	10.00	10/26/2015
MML Blue Chip Growth	10.07	10.00	10/26/2015
MML Conservative Allocation	9.81	10.00	10/26/2015
MML Core Allocation	9.77	10.00	10/26/2015
MML Dynamic Bond	9.83	10.00	10/26/2015
MML Equity	9.77	10.00	10/26/2015
MML Equity Income	9.76	10.00	10/26/2015
MML Focused Equity	9.62	10.00	10/26/2015
MML Foreign	9.41	10.00	10/26/2015
MML Fundamental Growth	9.94	10.00	10/26/2015
MML Fundamental Value	9.75	10.00	10/26/2015
MML Global	9.69	10.00	10/26/2015
MML Growth	9.96	10.00	10/26/2015
MML Growth & Income	9.86	10.00	10/26/2015
MML Growth Allocation	9.79	10.00	10/26/2015
MML High Yield	9.58	10.00	10/26/2015
MML Income & Growth	9.94	10.00	10/26/2015
MML Inflation-Protected and Income	9.85	10.00	10/26/2015
MML International	9.49	10.00	10/26/2015
MML International Equity	9.40	10.00	10/26/2015
MML Large Cap Growth	9.98	10.00	10/26/2015
MML Managed Bond	9.80	10.00	10/26/2015
MML Managed Volatility	10.00	10.00	10/26/2015
MML Mid Cap Growth	10.01	10.00	10/26/2015
MML Mid Cap Value	9.81	10.00	10/26/2015
MML Moderate Allocation	9.80	10.00	10/26/2015
MML Money Market (a)	9.98	10.00	10/26/2015
MML Short-Duration Bond	9.86	10.00	10/26/2015
MML Small Cap Equity	9.94	10.00	10/26/2015
MML Small Cap Growth Equity	9.75	10.00	10/26/2015
MML Small Company Value	9.55	10.00	10/26/2015
MML Small/Mid Cap Value	9.65	10.00	10/26/2015
MML Strategic Emerging Markets	9.50	10.00	10/26/2015
MML Total Return Bond	9.90	10.00	10/26/2015
Oppenheimer Discovery Mid Cap Growth	9.99	10.00	10/26/2015
Oppenheimer Global	9.72	10.00	10/26/2015

67

Sub-Account	Dec. 31, 2015	Value at Inception	Commencement of Public Offering
Oppenheimer Global Multi-Alternatives	$9.77	$10.00	10/26/2015
Oppenheimer Global Strategic Income	9.72	10.00	10/26/2015
Oppenheimer International Growth	9.81	10.00	10/26/2015
Oppenheimer Main Street	9.91	10.00	10/26/2015

Accumulation Unit Values – L-Share

Sub-Account	Dec. 31, 2015	Value at Inception	Commencement of Public Offering
Fidelity® VIP Contrafund®	$9.92	$10.00	10/26/2015
Ivy Asset Strategy	9.62	10.00	10/26/2015
MML Aggressive Allocation	9.77	10.00	10/26/2015
MML Balanced Allocation	9.80	10.00	10/26/2015
MML Blend	9.86	10.00	10/26/2015
MML Blue Chip Growth	10.07	10.00	10/26/2015
MML Conservative Allocation	9.80	10.00	10/26/2015
MML Core Allocation	9.77	10.00	10/26/2015
MML Dynamic Bond	9.83	10.00	10/26/2015
MML Equity	9.77	10.00	10/26/2015
MML Equity Income	9.75	10.00	10/26/2015
MML Focused Equity	9.61	10.00	10/26/2015
MML Foreign	9.40	10.00	10/26/2015
MML Fundamental Growth	9.94	10.00	10/26/2015
MML Fundamental Value	9.75	10.00	10/26/2015
MML Global	9.68	10.00	10/26/2015
MML Growth	9.96	10.00	10/26/2015
MML Growth & Income	9.86	10.00	10/26/2015
MML Growth Allocation	9.79	10.00	10/26/2015
MML High Yield	9.57	10.00	10/26/2015
MML Income & Growth	9.93	10.00	10/26/2015
MML Inflation-Protected and Income	9.84	10.00	10/26/2015
MML International	9.49	10.00	10/26/2015
MML International Equity	9.39	10.00	10/26/2015
MML Large Cap Growth	9.97	10.00	10/26/2015
MML Managed Bond	9.79	10.00	10/26/2015
MML Managed Volatility	10.00	10.00	10/26/2015
MML Mid Cap Growth	10.00	10.00	10/26/2015
MML Mid Cap Value	9.80	10.00	10/26/2015
MML Moderate Allocation	9.79	10.00	10/26/2015
MML Money Market (a)	9.97	10.00	10/26/2015
MML Short-Duration Bond	9.85	10.00	10/26/2015
MML Small Cap Equity	9.93	10.00	10/26/2015
MML Small Cap Growth Equity	9.74	10.00	10/26/2015
MML Small Company Value	9.54	10.00	10/26/2015
MML Small/Mid Cap Value	9.64	10.00	10/26/2015
MML Strategic Emerging Markets	9.49	10.00	10/26/2015
MML Total Return Bond	9.89	10.00	10/26/2015
Oppenheimer Discovery Mid Cap Growth	9.98	10.00	10/26/2015
Oppenheimer Global	9.71	10.00	10/26/2015

68

Sub-Account	Dec. 31, 2015	Value at Inception	Commencement of Public Offering
Oppenheimer Global Multi-Alternatives	$9.77	$10.00	10/26/2015
Oppenheimer Global Strategic Income	9.72	10.00	10/26/2015
Oppenheimer International Growth	9.80	10.00	10/26/2015
Oppenheimer Main Street	9.91	10.00	10/26/2015

Accumulation Units Outstanding – B-Share

See Accumulation Unit Values table(s) above for Commencement Dates.

Sub-Account	Dec. 31, 2015
Fidelity® VIP Contrafund®	53,560
Ivy Asset Strategy	222
MML Aggressive Allocation	49,797
MML Balanced Allocation	57,785
MML Blend	8,624
MML Blue Chip Growth	34,172
MML Conservative Allocation	29,782
MML Core Allocation	308,427
MML Dynamic Bond	6,304
MML Equity	39,884
MML Equity Income	22,480
MML Focused Equity	1,659
MML Foreign	1,569
MML Fundamental Growth	1,476
MML Fundamental Value	6,729
MML Global	6,336
MML Growth	36,583
MML Growth & Income	38,845
MML Growth Allocation	33,449
MML High Yield	8,448
MML Income & Growth	2,674
MML Inflation-Protected and Income	6,511
MML International	8,735
MML International Equity	2,801
MML Large Cap Growth	17,281
MML Managed Bond	102,747
MML Managed Volatility	938
MML Mid Cap Growth	28,988
MML Mid Cap Value	10,565
MML Moderate Allocation	633,658
MML Money Market (a)	10,198
MML Short-Duration Bond	12,966
MML Small Cap Equity	4,871
MML Small Cap Growth Equity	5,869
MML Small Company Value	3,965
MML Small/Mid Cap Value	3,427
MML Strategic Emerging Markets	2,769
MML Total Return Bond	7,267
Oppenheimer Discovery Mid Cap Growth	3,249

69

Sub-Account	Dec. 31, 2015
Oppenheimer Global	18,793
Oppenheimer Global Multi-Alternatives	9,671
Oppenheimer Global Strategic Income	23,038
Oppenheimer International Growth	11,323
Oppenheimer Main Street	1,512

Accumulation Units Outstanding – L-Share

See Accumulation Unit Values table(s) above for Commencement Dates.

Sub-Account	Dec. 31, 2015
Fidelity® VIP Contrafund®	10,136
Ivy Asset Strategy	—
MML Aggressive Allocation	—
MML Balanced Allocation	31,872
MML Blend	—
MML Blue Chip Growth	8,600
MML Conservative Allocation	7,979
MML Core Allocation	96,903
MML Dynamic Bond	—
MML Equity	—
MML Equity Income	—
MML Focused Equity	—
MML Foreign	—
MML Fundamental Growth	—
MML Fundamental Value	—
MML Global	—
MML Growth	—
MML Growth & Income	—
MML Growth Allocation	7,237
MML High Yield	—
MML Income & Growth	—
MML Inflation-Protected and Income	—
MML International	—
MML International Equity	—
MML Large Cap Growth	—
MML Managed Bond	9,278
MML Managed Volatility	—
MML Mid Cap Growth	2,274
MML Mid Cap Value	2,297
MML Moderate Allocation	135,800
MML Money Market (a)	—
MML Short-Duration Bond	—
MML Small Cap Equity	—
MML Small Cap Growth Equity	—
MML Small Company Value	—
MML Small/Mid Cap Value	3,158
MML Strategic Emerging Markets	—
MML Total Return Bond	4,138

70

Sub-Account	Dec. 31, 2015
Oppenheimer Discovery Mid Cap Growth	—
Oppenheimer Global	—
Oppenheimer Global Multi-Alternatives	—
Oppenheimer Global Strategic Income	6,785
Oppenheimer International Growth	—
Oppenheimer Main Street	—

Notes to Condensed Financial Information

(a)	Effective on or about May 1, 2016, known as MML U.S. Government Money Market.

71

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1295 State Street

Springfield, Massachusetts 01111-0111

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

MASSMUTUAL TRANSITIONS SELECTSM II VARIABLE ANNUITY

An individual flexible premium deferred variable annuity

May 1, 2016

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2016 for the individual flexible premium deferred variable annuity contracts (Contracts) that are referred to herein.

For a copy of the prospectus call (866) 645-2362 or write to: MassMutual Service Center, P.O. Box 758511, Topeka, Kansas 66675-8550.

Transitions SelectSM II

Statement of Additional Information

SERVICES

MassMutual has entered into an administrative services agreement with se2, LLC (se2), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 will provide the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing as well as customer service call handling for all calls from both registered representatives and Owners.

DISTRIBUTION

Pursuant to an underwriting and servicing agreement with MassMutual, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by its registered representatives.

MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MMLIS is registered with the SEC a broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

As of December 31, 2015, MMLIS was paid the compensation amount shown below for their actions as principal underwriter for the Contracts described in the prospectus.

Year	MMLIS
2015	$69,536

Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. Commissions, as described in the prospectus, were paid by MassMutual through MMLIS as shown below.

Year	MMLIS
2015	$766,454

The offering is on a continuous basis.

FIXED ANNUITY PAYOUT RATES

The assumptions for determining the Fixed Annuity Payout Rates are:

1.  The 2012 Individual Annuity Mortality (IAM) mortality table, projected to the year 2052 with 100% of Projection Scale G2 for both males and females, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 30%/70% male/female weighting.

2.  Age will be determined based on each Annuitant’s birthday nearest the applicable Annuity Date with a five-year Age setback applied in all instances. For example, age 65 is considered the period of time between age 64 years, 6 months and one day and age 65 years and 6 months. Once the Age has been determined, the setback would then be applied (e.g. Age 65 will be considered Age 60).

3.  An effective annual interest rate of 0.10%.

If the single premium immediate annuity rates we offer to the same class of Annuitants and designate for this purpose on the Annuity Date are higher than the Fixed Annuity Payout Rates for this Contract, the higher rates will be used.

Transitions SelectSM II

Statement of Additional Information

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1)  a certified death certificate;

2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

3)  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The Beneficiary designation in effect on the date we issue the Contract will remain in effect until changed. Unless you provide otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:

1)  to the primary Beneficiary(ies) who survive your death and/or the Annuitant’s death, as applicable; or

2)  if there is no primary Beneficiary who survives your death and/or any Annuitant’s death, as applicable, to the contingent Beneficiary(ies) who survive the Owner’s and/or the Annuitant’s death, as applicable; or

3)  if there is no primary or contingent Beneficiary who survives your death, and/or any Annuitant’s death, as applicable, to you or your estate.

You may name an irrevocable Beneficiary(ies). In that case, a change of Beneficiary requires the consent of any irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Owner retains all other contractual rights.

See the “Death Benefit” section in the prospectus for more information on death benefits.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2015 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2015 and 2014, and for the three-year period ended December 31, 2015, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 19, 2016 states that the Company prepared the financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Transitions SelectSM II

Statement of Additional Information

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 4:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 4 (comprised of the sub-accounts listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2015, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2015, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 3, 2016

LA2054	F-1

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account
	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)
ASSETS
Investments
Number of shares	8,992	12,653	39,915	7,138	7,994,966	3,205,117	276,467	528,645	494,451	679,739	344,356	443,253

Identified cost	$90,763	$121,838	$393,685	$65,850	$202,310,601	$90,415,126	$5,149,289	$11,402,148	$11,625,840	$21,104,298	$5,900,948	$8,247,485

Value	$87,946	$119,445	$387,172	$64,955	$271,189,231	$106,602,190	$6,433,388	$12,243,420	$15,698,817	$20,833,998	$6,484,218	$8,031,736
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	430	-	-	-

Total assets	87,946	119,445	387,172	64,955	271,189,231	106,602,190	6,433,388	12,243,420	15,699,247	20,833,998	6,484,218	8,031,736

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	5,612	-	-	-	-	-	31	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	4,430,997	523,130	4,661	9,697	-	4,313	28,189	6,274

Total liabilities	-	-	-	-	4,436,609	523,130	4,661	9,697	-	4,313	28,220	6,274

NET ASSETS	$87,946	$119,445	$387,172	$64,955	$266,752,622	$106,079,060	$6,428,727	$12,233,723	$15,699,247	$20,829,685	$6,455,998	$8,025,462

Net Assets:
Accumulation units – value	$87,946	$119,445	$387,172	$64,955	$260,667,916	$106,079,060	$6,278,009	$12,233,723	$15,175,025	$20,829,685	$6,287,944	$8,025,462
Contracts in payout (annuitization) period	-	-	-	-	6,084,706	-	150,718	-	524,222	-	168,054	-

Net assets	$87,946	$119,445	$387,172	$64,955	$266,752,622	$106,079,060	$6,428,727	$12,233,723	$15,699,247	$20,829,685	$6,455,998	$8,025,462

Outstanding units
Contract owners	9,053	12,314	39,486	6,772	11,133,409	4,717,837	683,000	1,432,504	624,469	873,197	527,089	404,745

UNIT VALUE
Panorama Premier	$-	$-	$-	$-	$32.07	$-	$10.52	$-	$24.73	$-	$4.80	$-
Panorama Passage®
Tier 1	-	-	-	-	24.10	-	10.38	-	24.38	-	4.74	-
Tier 2	-	-	-	-	23.61	-	10.17	-	23.89	-	4.64	-
Tier 3	-	-	-	-	25.10	-	10.79	-	25.36	-	4.93	-
Tier 4	-	-	-	-	24.28	-	10.44	-	24.54	-	4.77	-
MassMutual Artistry	-	-	-	-	21.53	-	9.47	-	22.07	-	4.68	-
MassMutual Transitions®
Custom Plan	-	-	-	-	27.00	-	10.02	-	27.01	-	18.17	-
Package Plan I	-	-	-	-	27.00	-	10.02	-	27.01	-	18.17	-
Package Plan II	-	-	-	-	25.75	-	9.56	-	25.76	-	17.32	-
Package Plan III	-	-	-	-	24.89	-	9.24	-	24.89	-	16.74	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account
	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)
UNIT VALUE (continued)
MassMutual EvolutionSM
Tier 1	$-	$-	$-	$-	$21.62	$-	$8.09	$-	$22.44	$-	$16.90	$-
Tier 2	-	-	-	-	20.62	-	7.72	-	21.40	-	16.12	-
Tier 3	-	-	-	-	20.02	-	7.49	-	20.78	-	15.65	-
Tier 4	-	-	-	-	20.59	-	7.71	-	21.37	-	16.09	-
Tier 5	-	-	-	-	19.64	-	7.35	-	20.38	-	15.35	-
Tier 6	-	-	-	-	19.07	-	7.14	-	19.78	-	14.90	-
Tier 7	-	-	-	-	20.43	-	7.65	-	21.20	-	15.97	-
Tier 8	-	-	-	-	19.46	-	7.28	-	20.19	-	15.21	-
Tier 9	-	-	-	-	-	19.77	-	7.41	-	20.52	-	15.45
Tier 10	-	-	-	-	-	20.92	-	7.85	-	21.71	-	16.35
Tier 11	-	-	-	-	-	18.83	-	7.06	-	19.54	-	14.71
Tier 12	-	-	-	-	-	20.32	-	7.62	-	21.09	-	15.88
Tier 13	-	-	-	-	-	18.35	-	6.88	-	19.05	-	14.34
Tier 14	-	-	-	-	-	19.27	-	7.23	-	20.00	-	15.06
MassMutual RetireEase SelectSM
Tier 1	-	-	-	-	14.39	-	6.43	-	18.57	-	14.80	-
Tier 2	-	-	-	-	15.02	-	6.71	-	19.38	-	15.45	-
MassMutual Transitions SelectSM
Tier 1	-	-	-	-	24.16	-	9.28	-	25.93	-	22.13	-
Tier 2	-	-	-	-	-	23.73	-	9.13	-	25.46	-	21.72
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	-	-	-	-	-	9.93	-	-	-	-	-	-
Tier 2	-	-	-	-	-	9.92	-	-	-	-	-	-
Tier 3	-	-	-	-	-	9.93	-	-	-	-	-	-
MassMutual Capital VantageSM
Tier 1	9.71	9.69	9.80	9.59	-	9.93	-	-	-	-	-	-
Tier 2	9.72	9.70	9.81	9.59	-	9.93	-	-	-	-	-	-
Tier 3	9.70	9.69	9.79	9.58	-	9.92	-	-	-	-	-	-
Tier 4	9.71	9.69	9.80	9.59	-	9.93	-	-	-	-	-	-
Tier 5	9.71	9.69	9.80	9.59	-	9.93	-	-	-	-	-	-
Tier 6	9.72	9.70	9.81	9.59	-	9.93	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	1,553,655	3,531,827	6,800,888	14,616	12,058,074	42,870,105	2,892,898	2,146,537	3,286,347	2,780,589	9,811,220	34,778,905

Identified cost	$16,814,084	$34,352,123	$72,479,485	$138,938	$122,105,396	$442,771,539	$56,247,303	$45,371,327	$43,487,016	$42,176,150	$105,703,074	$371,337,879

Value	$12,901,240	$35,671,449	$68,008,882	$137,680	$121,183,639	$427,843,645	$64,287,861	$47,619,332	$51,891,413	$43,015,706	$96,444,289	$338,746,531
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	2,973	-	-	-	19,843	-	-	-	-	-	-

Total assets	12,901,240	35,674,422	68,008,882	137,680	121,183,639	427,863,488	64,287,861	47,619,332	51,891,413	43,015,706	96,444,289	338,746,531

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	1,437	-	1,745	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	371	-	6,717	-	8,830	-	56,439	65,849	522,513	541,824	76,656	85,747

Total liabilities	371	-	6,717	-	8,830	-	57,876	65,849	524,258	541,824	76,656	85,747

NET ASSETS	$12,900,869	$35,674,422	$68,002,165	$137,680	$121,174,809	$427,863,488	$64,229,985	$47,553,483	$51,367,155	$42,473,882	$96,367,633	$338,660,784

Net Assets:
Accumulation units – value	$12,900,869	$35,674,422	$68,002,165	$137,680	$121,174,809	$427,863,488	$62,829,554	$47,553,483	$50,406,378	$42,473,882	$96,367,633	$338,660,784
Contracts in payout (annuitization) period	-	-	-	-	-	-	1,400,431	-	960,777	-	-	-

Net assets	$12,900,869	$35,674,422	$68,002,165	$137,680	$121,174,809	$427,863,488	$64,229,985	$47,553,483	$51,367,155	$42,473,882	$96,367,633	$338,660,784

Outstanding units
Contract owners	1,184,806	2,429,282	4,734,855	14,164	8,867,495	32,206,801	3,423,305	2,627,633	2,020,094	1,846,448	7,080,010	25,757,742

UNIT VALUE
Panorama Premier	$-	$14.54	$-	$-	$13.52	$-	$16.40	$-	$28.10	$-	$13.44	$-
Panorama Passage®
Tier 1	-	14.44	-	-	13.42	-	17.41	-	27.78	-	13.34	-
Tier 2	-	14.26	-	-	13.25	-	17.06	-	27.22	-	13.18	-
Tier 3	-	14.73	-	-	13.69	-	18.13	-	28.67	-	13.61	-
Tier 4	-	14.43	-	-	13.41	-	17.54	-	27.74	-	13.33	-
MassMutual Artistry	-	14.80	-	-	13.76	-	17.92	-	28.89	-	13.68	-
MassMutual Transitions®
Custom Plan	-	15.07	-	-	14.01	-	21.02	-	26.19	-	13.93	-
Package Plan I	-	15.07	-	-	14.01	-	21.02	-	26.19	-	13.93	-
Package Plan II	-	14.66	-	-	13.63	-	20.05	-	24.97	-	13.55	-
Package Plan III	-	14.37	-	-	13.36	-	19.38	-	24.13	-	13.28	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
UNIT VALUE (continued)
MassMutual EvolutionSM
Tier 1	$10.87	$14.37	$-	$-	$13.36	$-	$17.88	$-	$22.16	$-	$13.28	$-
Tier 2	10.73	13.92	-	-	12.94	-	17.05	-	21.14	-	12.87	-
Tier 3	10.65	13.65	-	-	12.69	-	16.56	-	20.52	-	12.61	-
Tier 4	10.73	13.92	-	-	12.94	-	17.03	-	21.11	-	12.87	-
Tier 5	10.60	13.49	-	-	12.54	-	16.24	-	20.13	-	12.46	-
Tier 6	10.51	13.22	-	-	12.29	-	15.77	-	19.54	-	12.22	-
Tier 7	10.70	13.81	-	-	12.84	-	16.89	-	20.94	-	12.76	-
Tier 8	10.56	13.38	-	-	12.44	-	16.09	-	19.94	-	12.36	-
Tier 9	10.63	-	13.36	-	-	12.44	-	16.35	-	20.25	-	12.33
Tier 10	10.80	-	13.91	-	-	12.94	-	17.30	-	21.43	-	12.83
Tier 11	10.50	-	12.95	-	-	12.05	-	15.57	-	19.29	-	11.95
Tier 12	10.66	-	13.50	-	-	12.57	-	16.80	-	20.82	-	12.46
Tier 13	10.35	-	12.62	-	-	11.75	-	15.18	-	18.80	-	11.65
Tier 14	10.48	-	13.03	-	-	12.12	-	15.94	-	19.74	-	12.02
MassMutual RetireEase SelectSM
Tier 1	-	-	-	-	-	-	14.29	-	17.38	-	-	-
Tier 2	-	-	-	-	-	-	14.92	-	18.14	-	-	-
MassMutual Transitions SelectSM
Tier 1	11.01	14.83	-	-	13.79	-	19.55	-	25.50	-	13.71	-
Tier 2	11.01	-	14.57	-	-	13.56	-	19.19	-	25.02	-	13.44
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	9.62	-	9.78	-	-	9.81	-	9.87	-	10.07	-	9.81
Tier 2	9.62	-	9.77	-	-	9.80	-	9.86	-	10.07	-	9.80
Tier 3	9.62	-	9.78	-	-	9.81	-	9.87	-	10.07	-	9.81
MassMutual Capital VantageSM
Tier 1	9.62	-	9.78	9.72	-	9.81	-	9.87	-	10.07	-	9.80
Tier 2	9.63	-	9.79	9.72	-	9.81	-	9.88	-	10.08	-	9.81
Tier 3	9.61	-	9.77	9.71	-	9.80	-	9.86	-	10.07	-	9.80
Tier 4	9.62	-	9.78	9.72	-	9.81	-	9.87	-	10.07	-	9.80
Tier 5	9.62	-	9.78	9.72	-	9.81	-	9.87	-	10.07	-	9.80
Tier 6	9.63	-	9.79	9.72	-	9.81	-	9.88	-	10.08	-	9.81

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	66,805,420	29,201	973,959	2,566,329	17,260,192	5,598,711	2,215,582	1,624,779	3,046	526,226	17,680,337	1,196,361

Identified cost	$716,567,486	$285,266	$21,258,339	$62,621,750	$167,644,191	$61,209,941	$36,920,955	$35,498,454	$29,685	$7,503,687	$157,674,250	$12,068,463

Value	$807,009,471	$283,543	$26,375,673	$68,814,619	$194,867,572	$62,705,559	$54,857,812	$39,254,669	$29,575	$6,346,287	$167,786,400	$11,281,681
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	73,773	-	48,710	284,519	-	569,422	269,219	-	-	-	2,149,298	116,691

Total assets	807,083,244	283,543	26,424,383	69,099,138	194,867,572	63,274,981	55,127,031	39,254,669	29,575	6,346,287	169,935,698	11,398,372

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	412	-	2,250	-	-	-	-	-	1,626	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	2,684,115	-	-	569,935	-	6,939	-	-

Total liabilities	-	-	412	-	2,686,365	-	-	569,935	-	6,939	1,626	-

NET ASSETS	$807,083,244	$283,543	$26,423,971	$69,099,138	$192,181,207	$63,274,981	$55,127,031	$38,684,734	$29,575	$6,339,348	$169,934,072	$11,398,372

Net Assets:
Accumulation units – value	$806,837,712	$283,543	$25,864,860	$69,099,138	$188,871,401	$63,274,981	$53,498,445	$38,684,734	$29,575	$6,339,348	$166,920,334	$11,398,372
Contracts in payout (annuitization) period	245,532	-	559,111	-	3,309,806	-	1,628,586	-	-	-	3,013,738	-

Net assets	$807,083,244	$283,543	$26,423,971	$69,099,138	$192,181,207	$63,274,981	$55,127,031	$38,684,734	$29,575	$6,339,348	$169,934,072	$11,398,372

Outstanding units
Contract owners	59,347,906	28,823	1,601,017	4,116,196	10,985,217	3,753,254	3,284,749	2,034,531	2,973	457,854	12,120,917	831,677

UNIT VALUE
Panorama Premier	$-	$-	$13.12	$-	$21.11	$-	$15.27	$-	$-	$13.84	$13.11	$-
Panorama Passage®
Tier 1	-	-	14.61	-	20.87	-	15.91	-	-	13.79	13.25	-
Tier 2	-	-	14.32	-	20.45	-	15.59	-	-	13.71	12.99	-
Tier 3	-	-	15.22	-	21.54	-	16.57	-	-	13.92	13.80	-
Tier 4	-	-	14.72	-	20.84	-	16.03	-	-	13.79	13.35	-
MassMutual Artistry	17.44	-	15.52	-	21.71	-	14.38	-	-	13.95	12.27	-
MassMutual Transitions®
Custom Plan	-	-	19.34	-	19.10	-	20.86	-	-	14.07	15.22	-
Package Plan I	-	-	19.34	-	19.10	-	20.86	-	-	14.07	15.22	-
Package Plan II	-	-	18.44	-	18.21	-	19.89	-	-	13.89	14.51	-
Package Plan III	-	-	17.83	-	17.61	-	19.22	-	-	13.76	14.03	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)
UNIT VALUE (continued)
MassMutual EvolutionSM
Tier 1	$13.50	$-	$16.41	$-	$16.24	$-	$17.89	$-	$-	$13.76	$13.19	$-
Tier 2	13.11	-	15.65	-	15.49	-	17.06	-	-	13.56	12.58	-
Tier 3	12.87	-	15.20	-	15.04	-	16.57	-	-	13.44	12.22	-
Tier 4	13.11	-	15.63	-	15.46	-	17.04	-	-	13.56	12.56	-
Tier 5	12.73	-	14.91	-	14.75	-	16.25	-	-	13.37	11.98	-
Tier 6	12.50	-	14.47	-	14.32	-	15.78	-	-	13.24	11.63	-
Tier 7	13.02	-	15.51	-	15.34	-	16.91	-	-	13.51	12.47	-
Tier 8	12.64	-	14.77	-	14.61	-	16.10	-	-	13.32	11.87	-
Tier 9	12.83	-	-	15.01	-	14.85	-	16.35	-	13.41	-	12.07
Tier 10	13.30	-	-	15.88	-	15.72	-	17.31	-	13.66	-	12.77
Tier 11	12.46	-	-	14.29	-	14.14	-	15.57	-	13.22	-	11.49
Tier 12	12.92	-	-	15.43	-	15.26	-	16.81	-	13.46	-	12.40
Tier 13	12.14	-	-	13.93	-	13.79	-	15.18	-	13.00	-	11.20
Tier 14	12.50	-	-	14.63	-	14.48	-	15.94	-	13.20	-	11.76
MassMutual RetireEase SelectSM
Tier 1	-	-	11.24	-	11.40	-	13.47	-	-	-	8.10	-
Tier 2	-	-	11.73	-	11.91	-	14.07	-	-	-	8.46	-
MassMutual Transitions SelectSM
Tier 1	13.90	-	17.91	-	17.75	-	20.08	-	-	13.97	14.62	-
Tier 2	13.90	-	-	17.59	-	17.43	-	19.71	-	13.97	-	14.36
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	15.71	-	-	-	-	-
Tier 2	-	-	-	-	-	-	15.86	-	-	-	-	-
Tier 3	-	-	-	-	-	-	16.25	-	-	-	-	-
Tier 4	-	-	-	-	-	-	16.25	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	9.77	9.83	-	9.77	-	9.76	-	-	-	9.62	-	9.41
Tier 2	9.77	9.83	-	9.77	-	9.75	-	-	-	9.61	-	9.40
Tier 3	9.77	9.83	-	9.77	-	9.76	-	-	-	9.62	-	9.41
MassMutual Capital VantageSM
Tier 1	9.77	9.83	-	9.77	-	9.76	-	-	9.94	9.62	-	9.41
Tier 2	9.78	9.84	-	9.78	-	9.76	-	-	9.95	9.62	-	9.41
Tier 3	9.77	9.82	-	9.76	-	9.75	-	-	9.93	9.61	-	9.40
Tier 4	9.77	9.83	-	9.77	-	9.76	-	-	9.94	9.62	-	9.41
Tier 5	9.77	9.83	-	9.77	-	9.76	-	-	9.94	9.62	-	9.41
Tier 6	9.78	9.84	-	9.78	-	9.76	-	-	9.95	9.62	-	9.41

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
ASSETS
Investments
Number of shares	223,673	504,929	546,025	912,773	255,310	8,839,454	5,715,769	1,439,793	57,869,246	104,201,514	2,501,431	2,261,644

Identified cost	$3,060,400	$7,540,838	$5,203,923	$10,302,051	$2,523,327	$106,888,054	$52,309,175	$14,240,119	$548,720,486	$928,204,334	$26,452,316	$21,342,958

Value	$2,775,777	$7,094,246	$6,410,333	$10,624,682	$3,045,849	$128,437,265	$75,333,833	$18,861,285	$560,752,995	$1,003,460,581	$22,863,078	$25,669,657
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	21,990	-	-	16,202	-	-	-	-	-	-	-	-

Total assets	2,797,767	7,094,246	6,410,333	10,640,884	3,045,849	128,437,265	75,333,833	18,861,285	560,752,995	1,003,460,581	22,863,078	25,669,657

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	5,194	-	-	-	124	182
Payable to Massachusetts Mutual Life Insurance Company	-	20,975	107	-	3,344	3,387,215	123,465	64,123	220,953	81,340	4,428	66,195

Total liabilities	-	20,975	107	-	3,344	3,387,215	128,659	64,123	220,953	81,340	4,552	66,377

NET ASSETS	$2,797,767	$7,073,271	$6,410,226	$10,640,884	$3,042,505	$125,050,050	$75,205,174	$18,797,162	$560,532,042	$1,003,379,241	$22,858,526	$25,603,280

Net Assets:
Accumulation units – value	$2,789,135	$7,073,271	$6,104,209	$10,640,884	$3,042,505	$125,050,050	$74,850,760	$18,797,162	$560,532,042	$1,003,379,241	$22,854,403	$24,829,915
Contracts in payout (annuitization) period	8,632	-	306,017	-	-	-	354,414	-	-	-	4,123	773,365

Net assets	$2,797,767	$7,073,271	$6,410,226	$10,640,884	$3,042,505	$125,050,050	$75,205,174	$18,797,162	$560,532,042	$1,003,379,241	$22,858,526	$25,603,280

Outstanding units
Contract owners	196,105	519,426	447,293	737,898	272,832	7,525,113	3,828,340	1,200,044	39,202,730	71,299,878	1,708,634	1,502,734

UNIT VALUE
Panorama Premier	$14.34	$13.74	$-	$-	$11.85	$-	$20.10	$-	$14.18	$-	$13.37	$18.76
Panorama Passage®
Tier 1	14.29	13.70	-	-	11.52	-	19.87	-	14.08	-	13.30	14.50
Tier 2	14.21	13.62	-	-	11.29	-	19.47	-	13.90	-	13.18	14.21
Tier 3	14.42	13.83	-	-	12.00	-	20.51	-	14.36	-	13.49	15.10
Tier 4	14.28	13.69	-	-	11.61	-	19.84	-	14.07	-	13.30	14.61
MassMutual Artistry	14.45	13.86	-	-	8.42	23.62	20.67	-	14.43	-	13.54	13.57
MassMutual Transitions®
Custom Plan	14.58	13.97	14.45	-	-	-	21.28	-	14.70	-	13.72	18.01
Package Plan I	14.58	13.97	14.45	-	-	-	21.28	-	14.70	-	13.72	18.01
Package Plan II	14.39	13.80	13.78	-	-	-	20.35	-	14.30	-	13.45	17.17
Package Plan III	14.26	13.67	13.32	-	-	-	19.72	-	14.01	-	13.26	16.60

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
UNIT VALUE (continued)
MassMutual EvolutionSM
Tier 1	$14.26	$13.67	$13.23	$-	$-	$16.40	$15.06	$-	$14.01	$-	$13.26	$15.02
Tier 2	14.05	13.47	12.62	-	-	15.93	14.37	-	13.58	-	12.96	14.33
Tier 3	13.92	13.35	12.25	-	-	15.64	13.95	-	13.31	-	12.78	13.91
Tier 4	14.05	13.47	12.60	-	-	15.93	14.34	-	13.58	-	12.96	14.31
Tier 5	13.85	13.27	12.02	-	-	15.47	13.68	-	13.15	-	12.67	13.64
Tier 6	13.72	13.15	11.66	-	-	15.19	13.28	-	12.89	-	12.49	13.25
Tier 7	14.00	13.42	12.50	-	-	15.81	14.23	-	13.47	-	12.89	14.19
Tier 8	13.80	13.23	11.90	-	-	15.36	13.55	-	13.05	-	12.60	13.52
Tier 9	13.90	13.32	-	12.14	-	15.58	-	13.76	-	13.04	12.74	-
Tier 10	14.15	13.57	-	12.85	-	16.16	-	14.57	-	13.57	13.11	-
Tier 11	13.69	13.13	-	11.56	-	15.13	-	13.11	-	12.64	12.46	-
Tier 12	13.95	13.37	-	12.48	-	15.70	-	14.15	-	13.18	12.82	-
Tier 13	13.47	12.91	-	11.27	-	14.75	-	12.78	-	12.32	12.14	-
Tier 14	13.67	13.10	-	11.83	-	15.19	-	13.42	-	12.71	12.42	-
MassMutual RetireEase SelectSM
Tier 1	-	-	10.70	-	-	-	11.91	-	-	-	-	10.80
Tier 2	-	-	11.17	-	-	-	12.44	-	-	-	-	11.27
MassMutual Transitions SelectSM
Tier 1	14.47	13.87	15.79	-	-	16.89	16.87	-	14.47	-	13.56	16.66
Tier 2	14.47	13.87	-	15.56	-	16.89	-	16.56	-	14.22	13.56	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	9.94	9.75	-	9.69	-	9.96	-	9.86	-	9.79	9.58	-
Tier 2	9.94	9.75	-	9.68	-	9.96	-	9.86	-	9.79	9.57	-
Tier 3	9.94	9.75	-	9.69	-	9.96	-	9.86	-	9.79	9.58	-
MassMutual Capital VantageSM
Tier 1	9.94	9.75	-	9.68	-	9.96	-	9.86	-	9.79	9.58	-
Tier 2	9.95	9.76	-	9.69	-	9.97	-	9.87	-	9.80	9.58	-
Tier 3	9.94	9.75	-	9.68	-	9.95	-	9.85	-	9.78	9.57	-
Tier 4	9.94	9.75	-	9.68	-	9.96	-	9.86	-	9.79	9.58	-
Tier 5	9.94	9.75	-	9.68	-	9.96	-	9.86	-	9.79	9.57	-
Tier 6	9.95	9.76	-	9.69	-	9.97	-	9.87	-	9.80	9.58	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
ASSETS
Investments
Number of shares	1,509,801	18,279,197	4,819,731	5,545,865	158,931	1,428,651	304,963	12,972,234	19,261,866	9,410,654	2,364,317	5,391,821

Identified cost	$15,348,033	$199,884,827	$53,802,461	$54,887,891	$1,515,660	$15,493,067	$3,819,482	$165,972,212	$246,921,228	$108,670,773	$30,047,218	$67,303,660

Value	$16,985,262	$181,146,839	$47,570,748	$53,406,676	$1,395,412	$16,715,213	$3,500,980	$159,715,560	$236,725,073	$134,301,774	$33,520,215	$83,573,235
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	4,686,809	243,884	764,256	-	-	-	2,755,487	3,281,342	413,101	-	-

Total assets	16,985,262	185,833,648	47,814,632	54,170,932	1,395,412	16,715,213	3,500,980	162,471,047	240,006,415	134,714,875	33,520,215	83,573,235

LIABILITIES
Annuitant mortality fluctuation reserve	-	3,114	-	-	-	189	-	4,474	-	1,644	-	315
Payable to Massachusetts Mutual Life Insurance Company	85,539	-	-	-	119	40,236	605	-	-	-	337,595	333,151

Total liabilities	85,539	3,114	-	-	119	40,425	605	4,474	-	1,644	337,595	333,466

NET ASSETS	$16,899,723	$185,830,534	$47,814,632	$54,170,932	$1,395,293	$16,674,788	$3,500,375	$162,466,573	$240,006,415	$134,713,231	$33,182,620	$83,239,769

Net Assets:
Accumulation units – value	$16,899,723	$182,246,696	$47,814,632	$54,170,932	$1,395,293	$16,562,084	$3,500,375	$159,074,661	$240,006,415	$132,422,226	$33,182,620	$82,061,342
Contracts in payout (annuitization) period	-	3,583,838	-	-	-	112,704	-	3,391,912	-	2,291,005	-	1,178,427

Net assets	$16,899,723	$185,830,534	$47,814,632	$54,170,932	$1,395,293	$16,674,788	$3,500,375	$162,466,573	$240,006,415	$134,713,231	$33,182,620	$83,239,769

Outstanding units
Contract owners	1,085,648	14,833,791	3,940,287	4,780,197	162,216	972,773	208,322	10,976,835	17,304,346	8,921,793	2,279,987	2,771,617

UNIT VALUE
Panorama Premier	$-	$13.14	$-	$-	$-	$13.35	$-	$-	$12.24	$13.72	$-	$51.83
Panorama Passage®
Tier 1	-	12.99	-	-	-	13.52	-	18.35	-	13.53	-	38.55
Tier 2	-	12.73	-	-	-	13.25	-	17.98	-	13.26	-	37.78
Tier 3	-	13.41	-	-	-	14.08	-	19.11	-	14.07	-	40.15
Tier 4	-	12.97	-	-	-	13.62	-	18.49	-	13.61	-	38.85
MassMutual Artistry	-	13.51	-	15.16	8.58	10.88	-	18.32	-	14.08	-	30.70
MassMutual Transitions®
Custom Plan	-	13.91	-	-	8.61	18.68	-	16.70	-	17.47	-	34.35
Package Plan I	-	13.91	-	-	8.61	18.68	-	16.70	-	17.47	-	34.35
Package Plan II	-	13.30	-	-	8.56	17.81	-	15.93	-	16.66	-	32.76
Package Plan III	-	12.89	-	-	8.53	17.22	-	15.40	-	16.11	-	31.66

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
UNIT VALUE (continued)
MassMutual EvolutionSM
Tier 1	$-	$12.08	$-	$11.14	$8.53	$16.30	$-	$13.83	$-	$14.00	$-	$20.97
Tier 2	-	11.53	-	10.81	8.47	15.54	-	13.19	-	13.35	-	20.17
Tier 3	-	11.19	-	10.62	8.44	15.09	-	12.80	-	12.96	-	19.69
Tier 4	-	11.51	-	10.81	8.47	15.52	-	13.17	-	13.33	-	20.17
Tier 5	-	10.98	-	10.50	8.41	14.80	-	12.56	-	12.71	-	19.41
Tier 6	-	10.66	-	10.31	8.38	14.37	-	12.19	-	12.34	-	18.95
Tier 7	-	11.42	-	10.74	8.46	15.40	-	13.06	-	13.22	-	19.99
Tier 8	-	10.87	-	10.43	8.40	14.66	-	12.44	-	12.59	-	19.23
Tier 9	13.74	-	11.05	10.58	8.43	-	14.88	-	12.64	-	12.80	-
Tier 10	14.54	-	11.69	10.97	8.50	-	15.75	-	13.38	-	13.55	-
Tier 11	13.08	-	10.52	10.27	8.37	-	14.17	-	12.04	-	12.19	-
Tier 12	14.12	-	11.35	10.66	8.44	-	15.29	-	12.99	-	13.16	-
Tier 13	12.75	-	10.26	10.02	8.31	-	13.81	-	11.74	-	11.88	-
Tier 14	13.39	-	10.77	10.31	8.36	-	14.51	-	12.33	-	12.48	-
MassMutual RetireEase SelectSM
Tier 1	-	11.75	-	-	-	14.42	-	12.96	-	10.29	-	18.27
Tier 2	-	12.27	-	-	-	15.05	-	13.53	-	10.74	-	19.07
MassMutual Transitions SelectSM
Tier 1	-	12.66	-	11.47	8.58	19.85	-	14.53	-	15.61	-	21.80
Tier 2	16.36	-	12.43	11.47	8.58	-	19.46	-	14.27	-	15.33	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	9.94	-	9.85	9.49	9.40	-	9.98	-	9.80	-	10.00	-
Tier 2	9.93	-	9.84	9.49	9.39	-	9.97	-	9.79	-	10.00	-
Tier 3	9.94	-	9.85	9.49	9.40	-	9.98	-	9.80	-	10.00	-
MassMutual Capital VantageSM
Tier 1	9.94	-	9.85	9.49	9.40	-	9.98	-	9.79	-	10.00	-
Tier 2	9.95	-	9.85	9.50	9.40	-	9.98	-	9.80	-	10.01	-
Tier 3	9.93	-	9.84	9.48	9.39	-	9.97	-	9.79	-	9.99	-
Tier 4	9.94	-	9.85	9.49	9.40	-	9.98	-	9.79	-	10.00	-
Tier 5	9.94	-	9.84	9.49	9.40	-	9.97	-	9.79	-	10.00	-
Tier 6	9.95	-	9.85	9.50	9.40	-	9.98	-	9.80	-	10.01	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	4,476,633	16,957,115	3,106,600	33,853,590	181,884,367	74,553,001	2,113,251	3,547,448	1,365,918	8,778,675	863,838	685,103

Identified cost	$64,018,287	$174,805,736	$35,691,395	$339,094,437	$1,880,672,517	$74,477,421	$21,015,888	$30,100,121	$13,006,878	$136,766,688	$14,239,318	$12,268,264

Value	$67,865,758	$182,119,417	$32,992,095	$360,879,267	$1,922,517,759	$74,473,153	$20,477,399	$29,320,347	$11,128,591	$118,581,676	$11,274,829	$9,988,804
Dividends receivable	-	-	-	-	-	2	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	510,262	48,717	1,947	48,396	26,549	1,977,980	100,018	46,019

Total assets	67,865,758	182,119,417	32,992,095	360,879,267	1,923,028,021	74,521,872	20,479,346	29,368,743	11,155,140	120,559,656	11,374,847	10,034,823

LIABILITIES
Annuitant mortality fluctuation reserve	-	2,686	-	-	-	2,728	131	193	-	2,051	-	-
Payable to Massachusetts Mutual Life Insurance Company	932,068	1,225,450	28,140	536,914	-	-	-	-	-	-	-	-

Total liabilities	932,068	1,228,136	28,140	536,914	-	2,728	131	193	-	2,051	-	-

NET ASSETS	$66,933,690	$180,891,281	$32,963,955	$360,342,353	$1,923,028,021	$74,519,144	$20,479,215	$29,368,550	$11,155,140	$120,557,605	$11,374,847	$10,034,823

Net Assets:
Accumulation units – value	$66,933,690	$177,993,857	$32,963,955	$360,342,353	$1,923,028,021	$73,403,472	$20,474,853	$29,165,563	$11,155,140	$118,494,386	$11,374,847	$10,034,823
Contracts in payout (annuitization) period	-	2,897,424	-	-	-	1,115,672	4,362	202,987	-	2,063,219	-	-

Net assets	$66,933,690	$180,891,281	$32,963,955	$360,342,353	$1,923,028,021	$74,519,144	$20,479,215	$29,368,550	$11,155,140	$120,557,605	$11,374,847	$10,034,823

Outstanding units
Contract owners	3,224,695	7,429,027	1,457,283	25,711,819	141,229,826	8,011,374	1,981,811	1,338,615	582,740	5,264,907	511,015	504,061

UNIT VALUE
Panorama Premier	$-	$30.86	$-	$13.86	$-	$9.12	$10.34	$26.99	$-	$27.36	$-	$-
Panorama Passage®
Tier 1	-	32.82	-	13.77	-	9.06	10.29	24.41	-	24.26	-	-
Tier 2	-	32.16	-	13.59	-	8.94	10.20	23.92	-	23.77	-	-
Tier 3	-	34.18	-	14.04	-	9.24	10.44	25.42	-	25.27	-	-
Tier 4	-	33.07	-	13.76	-	9.05	10.29	24.60	-	24.45	-	-
MassMutual Artistry	-	34.59	-	14.11	-	9.28	10.47	23.26	-	17.11	-	20.38
MassMutual Transitions®
Custom Plan	-	27.63	-	14.37	-	9.45	10.61	22.34	-	26.30	-	-
Package Plan I	-	27.63	-	14.37	-	9.45	10.61	22.34	-	26.30	-	-
Package Plan II	-	26.35	-	13.98	-	9.19	10.40	21.30	-	25.08	-	-
Package Plan III	-	25.47	-	13.70	-	9.01	10.26	20.59	-	24.24	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
UNIT VALUE (continued)
MassMutual EvolutionSM
Tier 1	$-	$22.27	$-	$13.70	$-	$9.01	$10.26	$18.13	$-	$20.05	$-	$19.88
Tier 2	-	21.24	-	13.27	-	8.73	10.03	17.29	-	19.12	-	19.36
Tier 3	-	20.62	-	13.01	-	8.56	9.89	16.79	-	18.56	-	19.04
Tier 4	-	21.21	-	13.27	-	8.73	10.03	17.26	-	19.09	-	19.36
Tier 5	-	20.23	-	12.86	-	8.46	9.80	16.46	-	18.21	-	18.85
Tier 6	-	19.64	-	12.60	-	8.29	9.67	15.98	-	17.68	-	18.54
Tier 7	-	21.04	-	13.17	-	8.66	9.97	17.13	-	18.94	-	19.23
Tier 8	-	20.04	-	12.76	-	8.39	9.75	16.31	-	18.04	-	18.72
Tier 9	19.35	-	20.38	-	12.75	8.54	9.86	-	16.55	-	18.33	18.98
Tier 10	20.30	-	21.56	-	13.27	8.88	10.14	-	17.51	-	19.40	19.62
Tier 11	18.61	-	19.40	-	12.35	8.27	9.64	-	15.76	-	17.45	18.48
Tier 12	19.71	-	20.94	-	12.88	8.63	9.91	-	17.01	-	18.84	19.10
Tier 13	18.14	-	18.92	-	12.04	8.06	9.40	-	15.36	-	17.01	18.01
Tier 14	18.86	-	19.86	-	12.43	8.32	9.61	-	16.13	-	17.87	18.50
MassMutual RetireEase SelectSM
Tier 1	-	15.62	-	-	-	9.38	-	13.82	-	14.24	-	-
Tier 2	-	16.30	-	-	-	9.43	-	14.43	-	14.86	-	-
MassMutual Transitions SelectSM
Tier 1	-	24.04	-	14.14	-	9.30	10.49	20.92	-	24.04	-	20.42
Tier 2	21.41	-	23.62	-	13.90	9.30	10.49	-	20.51	-	23.60	20.42
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	9.23	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	9.38	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	10.01	-	9.81	-	9.80	9.98	9.86	-	9.94	-	9.75	9.55
Tier 2	10.00	-	9.80	-	9.79	9.97	9.85	-	9.93	-	9.74	9.54
Tier 3	10.01	-	9.81	-	9.80	9.98	9.86	-	9.94	-	9.75	9.55
MassMutual Capital VantageSM
Tier 1	10.01	-	9.81	-	9.80	9.98	9.86	-	9.94	-	9.75	9.55
Tier 2	10.01	-	9.82	-	9.81	9.98	9.86	-	9.94	-	9.75	9.56
Tier 3	10.00	-	9.80	-	9.79	9.97	9.85	-	9.93	-	9.74	9.54
Tier 4	10.01	-	9.81	-	9.80	9.98	9.86	-	9.94	-	9.75	9.55
Tier 5	10.01	-	9.81	-	9.80	9.97	9.86	-	9.94	-	9.74	9.55
Tier 6	10.01	-	9.82	-	9.81	9.98	9.86	-	9.94	-	9.75	9.56

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Initial Class)	(Service Class)	(Service Class I)			(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
ASSETS
Investments
Number of shares	11,594,432	1,402,975	11,748	914,643	1,556,203	233,089	3,807,730	7,885	659,534	380,177	106,409	1,733,915

Identified cost	$99,260,750	$15,959,787	$99,531	$9,001,022	$16,292,351	$12,297,173	$154,618,788	$82,758	$7,997,709	$3,418,241	$6,817,790	$74,577,077

Value	$131,480,854	$15,783,465	$98,920	$7,481,780	$15,733,212	$12,773,253	$211,290,954	$112,591	$9,536,857	$2,931,163	$7,861,515	$133,251,345
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	1,714,927	140,132	-	110,011	-	-	-	-	-	-	-	-

Total assets	133,195,781	15,923,597	98,920	7,591,791	15,733,212	12,773,253	211,290,954	112,591	9,536,857	2,931,163	7,861,515	133,251,345

LIABILITIES
Annuitant mortality fluctuation reserve	1,781	-	-	-	-	-	3,914	-	1,238	-	-	2,110
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	1,085	79,118	7,126,008	13	397	113	22,553	814,966

Total liabilities	1,781	-	-	-	1,085	79,118	7,129,922	13	1,635	113	22,553	817,076

NET ASSETS	$133,194,000	$15,923,597	$98,920	$7,591,791	$15,732,127	$12,694,135	$204,161,032	$112,578	$9,535,222	$2,931,050	$7,838,962	$132,434,269

Net Assets:
Accumulation units – value	$130,922,516	$15,923,597	$98,920	$7,591,791	$15,732,127	$12,694,135	$200,985,540	$112,578	$9,493,959	$2,931,050	$7,838,962	$130,255,445
Contracts in payout (annuitization) period	2,271,484	-	-	-	-	-	3,175,492	-	41,263	-	-	2,178,824

Net assets	$133,194,000	$15,923,597	$98,920	$7,591,791	$15,732,127	$12,694,135	$204,161,032	$112,578	$9,535,222	$2,931,050	$7,838,962	$132,434,269

Outstanding units
Contract owners	6,739,936	858,472	10,346	844,443	1,533,107	719,485	11,140,031	9,360	703,999	211,390	418,015	7,089,700

UNIT VALUE
Panorama Premier	$25.85	$-	$-	$-	$10.22	$-	$17.60	$-	$13.24	$13.87	$-	$14.65
Panorama Passage®
Tier 1	25.56	-	-	-	10.19	-	17.65	-	13.06	-	-	14.49
Tier 2	25.05	-	-	-	10.13	-	17.30	-	12.80	-	-	14.19
Tier 3	26.38	-	-	-	10.28	-	18.38	-	13.58	-	-	15.09
Tier 4	25.53	-	-	-	10.19	-	17.79	-	13.14	-	-	14.60
MassMutual Artistry	26.58	-	-	11.06	10.31	-	12.82	-	13.27	-	-	8.05
MassMutual Transitions®
Custom Plan	27.37	-	-	-	10.39	-	19.38	-	14.37	-	-	20.27
Package Plan I	27.37	-	-	-	10.39	-	19.38	-	14.37	-	-	20.27
Package Plan II	26.18	-	-	-	10.26	-	18.48	-	13.71	-	-	19.33
Package Plan III	25.36	-	-	-	10.17	-	17.86	-	13.25	-	-	18.68

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Initial Class)	(Service Class)	(Service Class I)			(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
UNIT VALUE (continued)
MassMutual EvolutionSM
Tier 1	$18.21	$-	$-	$8.78	$10.17	$-	$16.78	$-	$11.52	$-	$-	$17.96
Tier 2	17.37	-	-	8.53	10.02	-	16.00	-	10.98	-	-	17.13
Tier 3	16.86	-	-	8.37	9.93	-	15.54	-	10.66	-	-	16.63
Tier 4	17.34	-	-	8.53	10.02	-	15.98	-	10.97	-	-	17.10
Tier 5	16.54	-	-	8.28	9.87	-	15.24	-	10.46	-	-	16.31
Tier 6	16.06	-	-	8.13	9.78	-	14.79	-	10.16	-	-	15.83
Tier 7	17.21	-	-	8.47	9.98	-	15.85	-	10.88	-	-	16.97
Tier 8	16.39	-	-	8.22	9.84	-	15.10	-	10.36	-	-	16.16
Tier 9	-	16.66	-	8.34	9.91	15.34	-	10.53	-	-	16.41	-
Tier 10	-	17.63	-	8.65	10.09	16.23	-	11.15	-	-	17.37	-
Tier 11	-	15.86	-	8.10	9.77	14.61	-	10.03	-	-	15.63	-
Tier 12	-	17.12	-	8.41	9.95	15.76	-	10.83	-	-	16.87	-
Tier 13	-	15.46	-	7.90	9.61	14.24	-	-	-	-	15.24	-
Tier 14	-	16.24	-	8.13	9.75	14.95	-	-	-	-	16.00	-
MassMutual RetireEase SelectSM
Tier 1	12.10	-	-	-	-	-	13.68	-	9.15	-	-	13.24
Tier 2	12.63	-	-	-	-	-	14.28	-	9.55	-	-	13.82
MassMutual Transitions SelectSM
Tier 1	19.59	-	-	9.04	10.32	-	19.09	-	12.71	-	-	20.24
Tier 2	-	19.24	-	9.04	10.32	18.74	-	12.48	-	-	19.87	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	-	9.65	-	9.50	9.90	-	-	-	-	-	9.99	-
Tier 2	-	9.64	-	9.49	9.89	-	-	-	-	-	9.98	-
Tier 3	-	9.65	-	9.50	9.90	-	-	-	-	-	9.99	-
MassMutual Capital VantageSM
Tier 1	-	9.65	9.56	9.50	9.90	-	-	-	-	-	9.99	-
Tier 2	-	9.66	9.56	9.51	9.90	-	-	-	-	-	10.00	-
Tier 3	-	9.64	9.55	9.49	9.89	-	-	-	-	-	9.98	-
Tier 4	-	9.65	9.56	9.50	9.90	-	-	-	-	-	9.99	-
Tier 5	-	9.65	9.55	9.50	9.90	-	-	-	-	-	9.99	-
Tier 6	-	9.66	9.56	9.51	9.90	-	-	-	-	-	10.00	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
ASSETS
Investments
Number of shares	1,287,148	5,622,606	138,942	13,650,743	47,661,114	10,436,164	19,366,351	227,319	1,144,143	10,340,601	1,455,701	1,717,200

Identified cost	$44,456,649	$163,842,092	$1,410,231	$74,929,479	$253,032,368	$23,050,386	$35,998,583	$6,259,928	$25,648,530	$10,340,601	$17,935,363	$19,171,939

Value	$48,383,912	$213,659,042	$1,340,793	$68,253,716	$232,586,237	$23,898,814	$42,605,973	$6,587,696	$33,454,733	$10,340,601	$10,175,349	$20,108,417
Dividends receivable	-	-	-	-	-	-	-	-	-	33	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	860,892	5,241,205	-	-	-	-	-	911,008	27,370

Total assets	48,383,912	213,659,042	1,340,793	69,114,608	237,827,442	23,898,814	42,605,973	6,587,696	33,454,733	10,340,634	11,086,357	20,135,787

LIABILITIES
Annuitant mortality fluctuation reserve	-	5,133	-	-	7,160	-	540	-	989	3,407	115	108
Payable to Massachusetts Mutual Life Insurance Company	314,946	2,195,459	106	-	-	215,869	271,818	16,117	109,086	1,198	-	-

Total liabilities	314,946	2,200,592	106	-	7,160	215,869	272,358	16,117	110,075	4,605	115	108

NET ASSETS	$48,068,966	$211,458,450	$1,340,687	$69,114,608	$237,820,282	$23,682,945	$42,333,615	$6,571,579	$33,344,658	$10,336,029	$11,086,242	$20,135,679

Net Assets:
Accumulation units – value	$48,068,966	$208,337,533	$1,340,687	$69,114,608	$234,132,924	$23,682,945	$41,341,972	$6,571,579	$33,120,975	$10,170,632	$10,833,464	$19,606,536
Contracts in payout (annuitization) period	-	3,120,917	-	-	3,687,358	-	991,643	-	223,683	165,397	252,778	529,143

Net assets	$48,068,966	$211,458,450	$1,340,687	$69,114,608	$237,820,282	$23,682,945	$42,333,615	$6,571,579	$33,344,658	$10,336,029	$11,086,242	$20,135,679

Outstanding units
Contract owners	2,296,397	9,468,058	142,078	4,740,022	15,133,537	1,111,652	1,953,465	350,633	1,773,958	976,501	2,168,257	1,451,985

UNIT VALUE
Panorama Premier	$-	$27.78	$-	$-	$19.89	$-	$30.28	$-	$16.30	$12.26	$5.06	$13.82
Panorama Passage®
Tier 1	-	27.48	-	-	19.50	-	19.55	-	16.63	10.57	5.01	13.70
Tier 2	-	26.93	-	-	19.11	-	19.16	-	16.30	10.35	4.94	13.49
Tier 3	-	28.62	-	-	20.31	-	20.36	-	17.32	11.00	5.14	14.03
Tier 4	-	27.69	-	-	19.65	-	19.70	-	16.76	10.65	5.01	13.68
MassMutual Artistry	-	19.09	9.43	-	19.62	-	14.38	-	15.05	10.68	5.17	14.11
MassMutual Transitions®
Custom Plan	-	24.54	9.46	-	19.14	-	23.09	-	20.64	10.53	5.28	14.43
Package Plan I	-	24.54	9.46	-	19.14	-	23.09	-	20.64	10.53	5.28	14.43
Package Plan II	-	23.40	9.41	-	18.25	-	22.02	-	19.68	10.04	5.11	13.95
Package Plan III	-	22.62	9.37	-	17.64	-	21.28	-	19.03	9.70	4.98	13.62

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
UNIT VALUE (continued)
MassMutual EvolutionSM
Tier 1	$-	$19.48	$9.37	$-	$14.57	$-	$19.60	$-	$17.87	$9.77	$4.98	$13.61
Tier 2	-	18.58	9.31	-	13.90	-	18.69	-	17.04	9.32	4.79	13.10
Tier 3	-	18.04	9.27	-	13.49	-	18.15	-	16.54	9.05	4.68	12.78
Tier 4	-	18.55	9.31	-	13.87	-	18.67	-	17.01	9.31	4.79	13.10
Tier 5	-	17.69	9.25	-	13.23	-	17.80	-	16.23	8.88	4.61	12.60
Tier 6	-	17.18	9.21	-	12.85	-	17.28	-	15.75	8.62	4.50	12.30
Tier 7	-	18.41	9.29	-	13.77	-	18.52	-	16.88	9.23	4.75	12.97
Tier 8	-	17.53	9.23	-	13.11	-	17.64	-	16.08	8.79	4.57	12.48
Tier 9	17.81	-	9.26	13.29	-	17.94	-	16.34	-	-	4.68	12.79
Tier 10	18.85	-	9.34	14.07	-	18.98	-	17.29	-	-	4.91	13.41
Tier 11	16.96	-	9.20	12.66	-	17.08	-	15.56	-	-	4.50	12.30
Tier 12	18.30	-	9.28	13.66	-	18.44	-	16.79	-	-	4.77	13.03
Tier 13	16.53	-	9.13	12.34	-	16.65	-	15.17	-	-	4.39	11.99
Tier 14	17.36	-	9.19	12.96	-	17.49	-	15.93	-	-	4.56	12.46
MassMutual RetireEase SelectSM
Tier 1	-	12.30	-	-	12.14	-	10.86	-	13.42	-	5.09	11.10
Tier 2	-	12.84	-	-	12.67	-	11.34	-	14.01	-	5.31	11.59
MassMutual Transitions SelectSM
Tier 1	-	22.69	9.43	-	15.21	-	22.88	-	20.16	10.27	5.18	14.15
Tier 2	22.28	-	9.43	14.91	-	22.48	-	19.80	-	-	5.18	14.15
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	9.72	-	9.77	9.72	-	9.81	-	9.91	-	-	-	-
Tier 2	9.71	-	9.77	9.72	-	9.80	-	9.91	-	-	-	-
Tier 3	9.72	-	9.77	9.72	-	9.81	-	9.91	-	-	-	-
MassMutual Capital VantageSM
Tier 1	9.72	-	9.77	9.72	-	9.80	-	9.91	-	-	-	-
Tier 2	9.73	-	9.78	9.73	-	9.81	-	9.92	-	-	-	-
Tier 3	9.71	-	9.77	9.71	-	9.80	-	9.91	-	-	-	-
Tier 4	9.72	-	9.77	9.72	-	9.80	-	9.91	-	-	-	-
Tier 5	9.72	-	9.77	9.72	-	9.80	-	9.91	-	-	-	-
Tier 6	9.73	-	9.78	9.73	-	9.81	-	9.92	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2015

	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account
	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)
Investment income
Dividends	$2,432	$1,142	$6,887	$1,104	$2,911,350	$870,903	$111,617	$182,451	$-	$-	$-	$-

Expenses
Mortality and expense risk fee and administrative charges	62	61	157	34	3,548,665	1,362,518	71,727	162,822	183,816	257,767	72,255	91,073

Net Investment income (loss)	2,370	1,081	6,730	1,070	(637,315)	(491,615)	39,890	19,629	(183,816)	(257,767)	(72,255)	(91,073)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(295)	123	(154)	(233)	9,602,110	3,721,548	582,662	885,726	1,525,230	938,229	483,312	101,938
Realized gain distribution	-	-	-	-	26,293,424	8,716,537	-	-	1,422,869	1,850,567	653,053	801,705

Realized gain (loss)	(295)	123	(154)	(233)	35,895,534	12,438,085	582,662	885,726	2,948,099	2,788,796	1,136,365	903,643

Change in net unrealized appreciation/depreciation of investments	(2,817)	(2,393)	(6,513)	(895)	(36,187,847)	(13,042,208)	(566,812)	(880,389)	(2,501,901)	(2,829,556)	(671,171)	(521,681)

Net gain (loss) on investments	(3,112)	(2,270)	(6,667)	(1,128)	(292,313)	(604,123)	15,850	5,337	446,198	(40,760)	465,194	381,962

Net increase (decrease) in net assets resulting from operations	(742)	(1,189)	63	(58)	(929,628)	(1,095,738)	55,740	24,966	262,382	(298,527)	392,939	290,889

Capital transactions:
Transfer of net premiums	88,467	120,633	387,127	65,104	6,396,474	16,347,567	158,966	1,783,212	486,261	4,899,096	262,957	1,490,142
Transfers due to death benefits	-	-	-	-	(2,230,202)	(337,768)	(31,363)	(119,935)	(99,559)	(132,922)	(20,358)	(10,771)
Transfers due to annuity benefit payments	-	-	-	-	(425,443)	-	(10,779)	-	(34,213)	-	(6,664)	-
Transfers due to withdrawal of funds	221	1	(18)	(91)	(31,784,876)	(5,569,129)	(785,430)	(1,047,184)	(1,671,352)	(1,080,210)	(721,991)	(371,506)
Transfers due to loans, net of repayments	-	-	-	-	14,335	-	(52)	-	(214)	-	(4,037)	-
Transfers due to cost of insurance	-	-	-	-	(824,224)	(176,683)	(5,900)	(9,707)	(18,428)	(10,321)	(10,240)	(2,937)
Transfers due to contingent deferred sales charges	-	-	-	-	(1,547)	-	(18)	-	(217)	-	(78)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	(200,030)	-	(7,980)	-	(4,829)	-	(11,324)	-
Transfers between Sub-Accounts and to/from Fixed Account	-	-	-	-	(5,684,144)	1,826,658	775,820	(102,878)	1,690,423	4,225,236	(253,955)	1,874,967

Net increase (decrease) in net assets resulting from capital transactions	88,688	120,634	387,109	65,013	(34,739,657)	12,090,645	93,264	503,508	347,872	7,900,879	(765,690)	2,979,895

Total increase (decrease)	87,946	119,445	387,172	64,955	(35,669,285)	10,994,907	149,004	528,474	610,254	7,602,352	(372,751)	3,270,784

NET ASSETS, at beginning of the year	-	-	-	-	302,421,907	95,084,153	6,279,723	11,705,249	15,088,993	13,227,333	6,828,749	4,754,678

NET ASSETS, at end of the year	$87,946	$119,445	$387,172	$64,955	$266,752,622	$106,079,060	$6,428,727	$12,233,723	$15,699,247	$20,829,685	$6,455,998	$8,025,462

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Investment income
Dividends	$43,706	$765,469	$1,250,187	$-	$3,576,705	$11,062,307	$1,452,299	$858,931	$-	$-	$2,915,259	$9,257,469

Expenses
Mortality and expense risk fee and administrative charges	188,525	482,397	843,914	46	1,676,180	6,049,637	806,278	627,451	588,972	499,180	1,273,638	4,927,206

Net Investment income (loss)	(144,819)	283,072	406,273	(46)	1,900,525	5,012,670	646,021	231,480	(588,972)	(499,180)	1,641,621	4,330,263

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(613,005)	1,107,894	1,652,570	(1)	3,472,202	9,702,910	2,488,006	1,159,972	4,396,000	1,220,480	303,204	549,111
Realized gain distribution	2,098,700	4,385,203	7,984,963	-	9,394,613	31,751,367	5,158,865	3,152,201	8,225,754	6,171,320	6,969,257	24,137,599

Realized gain (loss)	1,485,695	5,493,097	9,637,533	(1)	12,866,815	41,454,277	7,646,871	4,312,173	12,621,754	7,391,800	7,272,461	24,686,710

Change in net unrealized appreciation/depreciation of investments	(2,740,984)	(6,542,218)	(11,780,241)	(1,258)	(16,600,223)	(55,289,547)	(9,011,302)	(5,263,450)	(7,179,036)	(3,786,725)	(10,325,899)	(36,120,115)

Net gain (loss) on investments	(1,255,289)	(1,049,121)	(2,142,708)	(1,259)	(3,733,408)	(13,835,270)	(1,364,431)	(951,277)	5,442,718	3,605,075	(3,053,438)	(11,433,405)

Net increase (decrease) in net assets resulting from operations	(1,400,108)	(766,049)	(1,736,435)	(1,305)	(1,832,883)	(8,822,600)	(718,410)	(719,797)	4,853,746	3,105,895	(1,411,817)	(7,103,142)

Capital transactions:
Transfer of net premiums	3,057,718	1,389,520	9,930,463	138,985	2,446,456	43,117,719	1,476,011	9,134,365	1,311,053	7,150,400	1,924,694	29,044,062
Transfers due to death benefits	(18,708)	-	(57,872)	-	(2,556,354)	(2,968,769)	(631,146)	(208,907)	(339,227)	(212,287)	(393,557)	(1,391,639)
Transfers due to annuity benefit payments	-	-	-	-	-	-	(113,472)	-	(60,403)	-	-	-
Transfers due to withdrawal of funds	(849,207)	(4,445,153)	(3,235,175)	-	(15,924,931)	(25,923,094)	(7,015,739)	(1,964,993)	(6,070,121)	(2,926,132)	(18,390,981)	(25,868,042)
Transfers due to loans, net of repayments	-	(18,820)	-	-	(21,026)	-	(2,345)	-	(4,139)	-	(3,600)	-
Transfers due to cost of insurance	(2,122)	(116,172)	(92,855)	-	(815,488)	(2,319,306)	(102,483)	(62,853)	(94,094)	(54,632)	(602,681)	(1,760,974)
Transfers due to contingent deferred sales charges	-	(271)	-	-	(58)	-	(1,409)	-	(688)	-	(237)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	-	53,960	-	31,362	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(108,847)	402,214	475,447	-	(3,764,488)	(6,201,030)	876,355	1,042,763	1,095,850	3,683,052	6,094,010	3,633,625

Net increase (decrease) in net assets resulting from capital transactions	2,078,834	(2,788,682)	7,020,008	138,985	(20,635,889)	5,705,520	(5,460,268)	7,940,375	(4,130,407)	7,640,401	(11,372,352)	3,657,032

Total increase (decrease)	678,726	(3,554,731)	5,283,573	137,680	(22,468,772)	(3,117,080)	(6,178,678)	7,220,578	723,339	10,746,296	(12,784,169)	(3,446,110)

NET ASSETS, at beginning of the year	12,222,143	39,229,153	62,718,592	-	143,643,581	430,980,568	70,408,663	40,332,905	50,643,816	31,727,586	109,151,802	342,106,894

NET ASSETS, at end of the year	$12,900,869	$35,674,422	$68,002,165	$137,680	$121,174,809	$427,863,488	$64,229,985	$47,553,483	$51,367,155	$42,473,882	$96,367,633	$338,660,784

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)
Investment income
Dividends	$10,376,760	$744	$572,608	$1,232,199	$3,937,533	$1,072,744	$854,678	$555,456	$26	$98,757	$5,188,915	$322,750

Expenses
Mortality and expense risk fee and administrative charges	10,834,578	138	334,847	889,705	2,633,329	847,383	811,586	492,069	13	87,434	2,406,064	160,741

Net Investment income (loss)	(457,818)	606	237,761	342,494	1,304,204	225,361	43,092	63,387	13	11,323	2,782,851	162,009

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	8,632,886	(1)	1,130,879	1,332,891	4,789,579	2,457,010	4,616,483	832,830	11	111,386	(632,152)	210,612
Realized gain distribution	19,260,022	-	1,250,670	2,957,887	20,778,414	6,436,103	1,277,210	843,155	-	803,299	-	-

Realized gain (loss)	27,892,908	(1)	2,381,549	4,290,778	25,567,993	8,893,113	5,893,693	1,675,985	11	914,685	(632,152)	210,612

Change in net unrealized appreciation/depreciation of investments	(48,202,644)	(1,724)	(3,869,636)	(7,848,050)	(44,052,824)	(14,496,005)	(6,079,250)	(1,964,007)	(110)	(1,604,401)	(10,537,952)	(1,111,789)

Net gain (loss) on investments	(20,309,736)	(1,725)	(1,488,087)	(3,557,272)	(18,484,831)	(5,602,892)	(185,557)	(288,022)	(99)	(689,716)	(11,170,104)	(901,177)

Net increase (decrease) in net assets resulting from operations	(20,767,554)	(1,119)	(1,250,326)	(3,214,778)	(17,180,627)	(5,377,531)	(142,465)	(224,635)	(86)	(678,393)	(8,387,253)	(739,168)

Capital transactions:
Transfer of net premiums	158,648,398	284,686	818,055	15,763,073	3,831,317	8,158,977	487,167	7,970,325	29,679	1,271,330	3,559,563	1,289,103
Transfers due to death benefits	(1,650,342)	-	(89,388)	(317,936)	(1,797,178)	(160,417)	(238,233)	(103,846)	-	(17,957)	(1,354,774)	(2,940)
Transfers due to annuity benefit payments	(19,239)	-	(30,373)	-	(216,018)	-	(205,644)	-	-	-	(189,101)	-
Transfers due to withdrawal of funds	(29,500,358)	(24)	(2,115,492)	(2,418,366)	(23,392,698)	(3,508,106)	(7,643,341)	(1,614,262)	(18)	(401,222)	(20,642,907)	(781,756)
Transfers due to loans, net of repayments	(3,008)	-	(6,977)	-	9,588	-	(85)	-	-	-	7,287	-
Transfers due to cost of insurance	(5,216,938)	-	(59,045)	(339,916)	(710,997)	(351,486)	(20,635)	(172,669)	-	1,302	(727,407)	(30,400)
Transfers due to contingent deferred sales charges	-	-	(236)	-	(294)	-	(224)	-	-	-	(192)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	2,037	-	(48,184)	-	(189,272)	-	(9,895)	-	-	-	(226,858)	-
Transfers between Sub-Accounts and to/from Fixed Account	15,004,857	-	781,094	2,941,338	5,331,285	754,439	(493,638)	752,217	-	(350,102)	2,596,404	570,991

Net increase (decrease) in net assets resulting from capital transactions	137,265,407	284,662	(750,546)	15,628,193	(17,134,267)	4,893,407	(8,124,528)	6,831,765	29,661	503,351	(16,977,985)	1,044,998

Total increase (decrease)	116,497,853	283,543	(2,000,872)	12,413,415	(34,314,894)	(484,124)	(8,266,993)	6,607,130	29,575	(175,042)	(25,365,238)	305,830

NET ASSETS, at beginning of the year	690,585,391	-	28,424,843	56,685,723	226,496,101	63,759,105	63,394,024	32,077,604	-	6,514,390	195,299,310	11,092,542

NET ASSETS, at end of the year	$807,083,244	$283,543	$26,423,971	$69,099,138	$192,181,207	$63,274,981	$55,127,031	$38,684,734	$29,575$	6,339,348	$169,934,072	$11,398,372

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
Investment income
Dividends	$19,200	$66,739	$75,592	$95,569	$36,980	$828,250	$935,095	$190,746	$14,349,714	$22,654,401	$1,457,457	$505,707

Expenses
Mortality and expense risk fee and administrative charges	31,667	77,133	73,500	142,165	42,881	1,669,791	859,706	254,609	7,779,662	13,009,162	305,819	307,908

Net Investment income (loss)	(12,467)	(10,394)	2,092	(46,596)	(5,901)	(841,541)	75,389	(63,863)	6,570,052	9,645,239	1,151,638	197,799

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	27,810	68,716	293,060	451,069	108,746	4,019,035	3,264,882	1,307,453	7,986,180	21,883,610	(253,372)	836,576
Realized gain distribution	516,126	420,069	289,693	431,717	134,331	7,214,028	-	-	63,862,675	112,068,754	122,338	1,651,060

Realized gain (loss)	543,936	488,785	582,753	882,786	243,077	11,233,063	3,264,882	1,307,453	71,848,855	133,952,364	(131,034)	2,487,636

Change in net unrealized appreciation/depreciation of investments	(429,169)	(738,942)	(762,137)	(1,155,792)	(315,843)	(4,767,419)	(3,648,259)	(1,474,494)	(89,426,634)	(166,089,001)	(1,696,090)	(3,019,469)

Net gain (loss) on investments	114,767	(250,157)	(179,384)	(273,006)	(72,766)	6,465,644	(383,377)	(167,041)	(17,577,779)	(32,136,637)	(1,827,124)	(531,833)

Net increase (decrease) in net assets resulting from operations	102,300	(260,551)	(177,292)	(319,602)	(78,667)	5,624,103	(307,988)	(230,904)	(11,007,727)	(22,491,398)	(675,486)	(334,034)

Capital transactions:
Transfer of net premiums	568,333	1,062,472	223,457	1,774,132	104,752	20,131,129	875,635	2,099,880	9,691,526	42,808,847	2,838,112	877,301
Transfers due to death benefits	(18,268)	(40,803)	(17,088)	(4,060)	(11,862)	(757,638)	(517,385)	(146,441)	(2,118,705)	(1,740,030)	(39,514)	(235,040)
Transfers due to annuity benefit payments	(1,121)	-	(15,020)	-	-	-	(36,665)	-	-	-	(570)	(42,077)
Transfers due to withdrawal of funds	(170,042)	(211,608)	(880,062)	(630,368)	(266,395)	(5,365,011)	(9,140,060)	(1,060,214)	(45,968,037)	(45,131,399)	(1,837,943)	(3,148,784)
Transfers due to loans, net of repayments	-	-	-	-	(1,093)	(1,337)	(15,595)	-	(23,475)	-	-	(6,567)
Transfers due to cost of insurance	(81)	453	(16,516)	(38,420)	-	(565,921)	(123,442)	(35,609)	(4,423,057)	(5,897,649)	(460)	(36,200)
Transfers due to contingent deferred sales charges	(64)	(62)	-	-	(288)	-	(291)	-	(153)	-	(56)	(887)
Transfers due to net charge (credit) to annuitant mortality fluctuation	400	-	(18,404)	-	-	-	(7,582)	-	-	-	184	(31,191)
Transfers between Sub-Accounts and to/from Fixed Account	186,306	1,437,277	764,227	641,808	(45,966)	(3,485,915)	(2,386,668)	(762,620)	(4,775,311)	934,449	1,096,035	(282,519)

Net increase (decrease) in net assets resulting from capital transactions	565,463	2,247,729	40,594	1,743,092	(220,852)	9,955,307	(11,352,053)	94,996	(47,617,212)	(9,025,782)	2,055,788	(2,905,964)

Total increase (decrease)	667,763	1,987,178	(136,698)	1,423,490	(299,519)	15,579,410	(11,660,041)	(135,908)	(58,624,939)	(31,517,180)	1,380,302	(3,239,998)

NET ASSETS, at beginning of the year	2,130,004	5,086,093	6,546,924	9,217,394	3,342,024	109,470,640	86,865,215	18,933,070	619,156,981	1,034,896,421	21,478,224	28,843,278

NET ASSETS, at end of the year	$2,797,767	$7,073,271	$6,410,226	$10,640,884	$3,042,505	$125,050,050	$75,205,174	$18,797,162	$560,532,042	$1,003,379,241	$22,858,526	$25,603,280

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Investment income
Dividends	$279,311	$2,223,695	$512,261	$493,809	$2,069	$-	$-	$4,936,921	$6,020,124	$2,591,811	$511,045	$-

Expenses
Mortality and expense risk fees and administrative charges	219,897	2,610,669	696,492	734,231	11,166	192,887	44,511	2,176,136	3,183,747	1,876,676	458,226	995,027

Net Investment income (loss)	59,414	(386,974)	(184,231)	(240,422)	(9,097)	(192,887)	(44,511)	2,760,785	2,836,377	715,135	52,819	(995,027)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	555,283	(1,108,521)	(678,713)	821,062	(1,683)	1,052,937	19,271	617,513	(147,987)	1,922,253	1,138,765	5,366,125
Realized gain distribution	1,036,220	-	-	1,236,603	-	3,475,700	653,118	743,422	897,257	-	-	9,540,776

Realized gain (loss)	1,591,503	(1,108,521)	(678,713)	2,057,665	(1,683)	4,528,637	672,389	1,360,935	749,270	1,922,253	1,138,765	14,906,901

Change in net unrealized appreciation/depreciation of investments	(1,929,486)	(3,866,007)	(643,060)	(5,433,309)	(113,047)	(3,588,688)	(549,461)	(7,380,033)	(9,339,931)	(198,496)	(771,472)	(9,071,841)

Net gain (loss) on investments	(337,983)	(4,974,528)	(1,321,773)	(3,375,644)	(114,730)	939,949	122,928	(6,019,098)	(8,590,661)	1,723,757	367,293	5,835,060

Net increase (decrease) in net assets resulting from operations	(278,569)	(5,361,502)	(1,506,004)	(3,616,066)	(123,827)	747,062	78,417	(3,258,313)	(5,754,284)	2,438,892	420,112	4,840,033

Capital transactions:
Transfer of net premiums	1,169,143	3,660,519	2,809,942	7,086,824	339,734	280,413	640,403	3,694,271	44,738,487	2,491,441	3,440,271	1,691,913
Transfers due to death benefits	(21,626)	(2,153,274)	(179,917)	(244,988)	-	(100,076)	(6,071)	(1,591,685)	(1,428,793)	(1,139,687)	(156,054)	(677,127)
Transfers due to annuity benefit payments	-	(264,684)	-	-	-	(6,151)	-	(225,593)	-	(157,514)	-	(82,866)
Transfers due to withdrawal of funds	(861,643)	(25,543,523)	(3,744,032)	(2,337,947)	(5,348)	(2,097,937)	(148,887)	(23,235,581)	(10,779,147)	(16,613,167)	(1,641,688)	(7,750,471)
Transfers due to loans, net of repayments	-	(6,894)	-	(3,534)	-	(66)	-	959	-	(818)	-	(470)
Transfers due to cost of insurance	(27,722)	(725,530)	(142,523)	(256,471)	(124)	(24,216)	(3,670)	(511,921)	(1,296,975)	(577,203)	(174,554)	(119,716)
Transfers due to contingent deferred sales charges	-	(62)	-	-	-	(155)	-	(327)	(65)	(383)	-	(1,845)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(158,976)	-	-	-	(14,770)	-	(96,458)	-	(132,353)	-	(49,761)
Transfers between Sub-Accounts and to/from Fixed Account	790,173	(196,830)	(1,406,170)	3,538,955	993,881	(815,067)	214,139	1,159,995	3,312,548	(6,842,345)	(517,283)	(1,066,133)

Net increase (decrease) in net assets resulting from capital transactions	1,048,325	(25,389,254)	(2,662,700)	7,782,839	1,328,143	(2,778,025)	695,914	(20,806,340)	34,546,055	(22,972,029)	950,692	(8,056,476)

Total increase (decrease)	769,756	(30,750,756)	(4,168,704)	4,166,773	1,204,316	(2,030,963)	774,331	(24,064,653)	28,791,771	(20,533,137)	1,370,804	(3,216,443)

NET ASSETS, at beginning of the year	16,129,967	216,581,290	51,983,336	50,004,159	190,977	18,705,751	2,726,044	186,531,226	211,214,644	155,246,368	31,811,816	86,456,212

NET ASSETS, at end of the year	$16,899,723	$185,830,534	$47,814,632	$54,170,932	$1,395,293	$16,674,788	$3,500,375	$162,466,573	$240,006,415	$134,713,231	$33,182,620	$83,239,769

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Investment income
Dividends	$-	$3,711,152	$553,849	$9,183,814	$41,343,113	$3,991	$434,077	$275,660	$74,514	$-	$-	$14,391

Expenses
Mortality and expense risk fees and administrative charges	865,706	2,441,828	440,054	4,996,549	26,116,520	887,944	288,372	370,582	149,958	1,675,848	140,095	134,355

Net Investment income (loss)	(865,706)	1,269,324	113,795	4,187,265	15,226,593	(883,953)	145,705	(94,922)	(75,444)	(1,675,848)	(140,095)	(119,964)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,122,393	6,895,668	702,706	11,472,701	13,074,183	(1,632)	(102,800)	1,942,019	216,614	3,048,512	27,941	(94,416)
Realized gain distribution	7,241,068	27,528,878	4,598,846	26,416,123	130,628,347	77	-	5,005,679	1,752,680	24,665,459	2,122,311	1,032,502

Realized gain (loss)	9,363,461	34,424,546	5,301,552	37,888,824	143,702,530	(1,555)	(102,800)	6,947,698	1,969,294	27,713,971	2,150,252	938,086

Change in net unrealized appreciation/depreciation of investments	(5,618,175)	(40,887,348)	(6,378,865)	(48,895,006)	(203,754,472)	(1,502)	(193,484)	(8,981,529)	(2,722,988)	(33,064,390)	(2,766,421)	(1,554,913)

Net gain (loss) on investments	3,745,286	(6,462,802)	(1,077,313)	(11,006,182)	(60,051,942)	(3,057)	(296,284)	(2,033,831)	(753,694)	(5,350,419)	(616,169)	(616,827)

Net increase (decrease) in net assets resulting from operations	2,879,580	(5,193,478)	(963,518)	(6,818,917)	(44,825,349)	(887,010)	(150,579)	(2,128,753)	(829,138)	(7,026,267)	(756,264)	(736,791)

Capital transactions:
Transfer of net premiums	10,603,488	3,584,379	5,035,806	8,166,988	282,797,580	9,612,460	1,573,769	502,546	1,949,213	2,337,422	1,272,026	1,510,153
Transfers due to death benefits	(313,427)	(1,498,018)	(111,706)	(2,178,662)	(6,321,414)	(554,708)	(240,980)	(347,472)	(52,754)	(948,236)	(18,829)	(32,760)
Transfers due to annuity benefit payments	-	(186,845)	-	-	-	(108,813)	(584)	(14,765)	-	(130,158)	-	-
Transfers due to withdrawal of funds	(3,337,698)	(21,029,356)	(1,517,070)	(44,300,639)	(78,081,402)	(22,231,941)	(3,649,544)	(3,306,986)	(470,979)	(14,292,816)	(418,504)	(669,864)
Transfers due to loans, net of repayments	-	(4,658)	-	(44,796)	-	(7,549)	-	(7,559)	-	(841)	-	(1,693)
Transfers due to cost of insurance	(199,976)	(624,132)	(122,179)	(2,686,740)	(12,317,021)	(115,639)	(3,106)	(39,554)	(10,621)	(490,266)	(26,321)	(12,523)
Transfers due to contingent deferred sales charges	-	(1,556)	-	(65)	-	(622)	-	(440)	-	(274)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(160,529)	-	-	-	19,031	1,225	279	-	(173,050)	-	-
Transfers between Sub-Accounts and to/from Fixed Account	860,299	(545,773)	628,986	(2,620,343)	(9,021,943)	5,339,736	2,066,281	(714,816)	653,808	2,448,124	1,346,042	78,277

Net increase (decrease) in net assets resulting from capital transactions	7,612,686	(20,466,488)	3,913,837	(43,664,257)	177,055,800	(8,048,045)	(252,939)	(3,928,767)	2,068,667	(11,250,095)	2,154,414	871,590

Total increase (decrease)	10,492,266	(25,659,966)	2,950,319	(50,483,174)	132,230,451	(8,935,055)	(403,518)	(6,057,520)	1,239,529	(18,276,362)	1,398,150	134,799

NET ASSETS, at beginning of the year	56,441,424	206,551,247	30,013,636	410,825,527	1,790,797,570	83,454,199	20,882,733	35,426,070	9,915,611	138,833,967	9,976,697	9,900,024

NET ASSETS, at end of the year	$66,933,690	$180,891,281	$32,963,955	$360,342,353	$1,923,028,021	$74,519,144	$20,479,215	$29,368,550	$11,155,140	$120,557,605	$11,374,847	$10,034,823

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Initial Class)	(Service Class)	(Service Class I)			(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
Investment income
Dividends	$1,033,387	$82,016	$-	$70,368	$456,209	$-	$207,109	$2,575	$234,862	$128,326	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	1,834,161	213,295	55	105,546	182,283	165,944	2,791,829	1,670	116,919	41,670	99,451	1,846,510

Net Investment income (loss)	(800,774)	(131,279)	(55)	(35,178)	273,926	(165,944)	(2,584,720)	905	117,943	86,656	(99,451)	(1,846,510)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	11,185,040	645,918	(2)	(436,667)	(48,835)	457,857	11,671,489	4,620	(32,424)	(209,791)	300,101	14,251,369
Realized gain distribution	23,606,979	2,694,866	-	-	157,554	2,151,740	39,645,040	-	-	-	678,832	12,830,359

Realized gain (loss)	34,792,019	3,340,784	(2)	(436,667)	108,719	2,609,597	51,316,529	4,620	(32,424)	(209,791)	978,933	27,081,728

Change in net unrealized appreciation/ depreciation of investments	(43,442,875)	(4,376,261)	(611)	(857,332)	(582,161)	(2,314,750)	(43,223,546)	(6,388)	(89,821)	117,577	(573,946)	(17,036,625)

Net gain (loss) on investments	(8,650,856)	(1,035,477)	(613)	(1,293,999)	(473,442)	294,847	8,092,983	(1,768)	(122,245)	(92,214)	404,987	10,045,103

Net increase (decrease) in net assets resulting from operations	(9,451,630)	(1,166,756)	(668)	(1,329,177)	(199,516)	128,903	5,508,263	(863)	(4,302)	(5,558)	305,536	8,198,593

Capital transactions:
Transfer of net premiums	2,768,134	2,087,775	99,597	1,135,400	2,001,314	1,749,638	3,724,077	-	9,633	-	1,084,838	2,519,881
Transfers due to death benefits	(1,136,389)	(64,543)	-	(11,150)	(56,800)	(71,665)	(1,672,589)	-	(252,980)	(73,759)	(386)	(969,573)
Transfers due to annuity benefit payments	(145,251)	-	-	-	-	-	(215,721)	-	(5,520)	-	-	(142,599)
Transfers due to withdrawal of funds	(16,002,514)	(708,709)	(9)	(553,228)	(703,741)	(556,877)	(25,269,789)	(13,613)	(1,258,824)	(385,283)	(385,573)	(15,374,337)
Transfers due to loans, net of repayments	11,434	-	-	(302)	(238)	-	1,475	-	(6,672)	-	-	(558)
Transfers due to cost of insurance	(517,417)	(40,247)	-	(15,932)	(1,519)	(20,320)	(754,813)	(342)	(9,326)	-	(7,344)	(521,170)
Transfers due to contingent deferred sales charges	(111)	-	-	-	(56)	-	(407)	-	(140)	(144)	-	(312)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(156,745)	-	-	-	-	-	(191,226)	-	1,400	-	-	(134,525)
Transfers between Sub-Accounts and to/from Fixed Account	3,198,935	334,538	-	116,246	1,774,799	1,742,722	(9,950,446)	-	(366,078)	(74,811)	280,529	(10,573,315)

Net increase (decrease) in net assets resulting from capital transactions	(11,979,924)	1,608,814	99,588	671,034	3,013,759	2,843,498	(34,329,439)	(13,955)	(1,888,507)	(533,997)	972,064	(25,196,508)

Total increase (decrease)	(21,431,554)	442,058	98,920	(658,143)	2,814,243	2,972,401	(28,821,176)	(14,818)	(1,892,809)	(539,555)	1,277,600	(16,997,915)

NET ASSETS, at beginning of the year	154,625,554	15,481,539	-	8,249,934	12,917,884	9,721,734	232,982,208	127,396	11,428,031	3,470,605	6,561,362	149,432,184

NET ASSETS, at end of the year	$133,194,000	$15,923,597	$98,920	$7,591,791	$15,732,127	$12,694,135	$204,161,032	$112,578	$9,535,222	$2,931,050	$7,838,962	$132,434,269

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
Investment income
Dividends	$488,276	$3,020,045	$1,415	$3,895,027	$15,306,024	$219,604	$536,701	$36,279	$327,481	$1,182	$588,159	$642,141

Expenses
Mortality and expense risk fees and administrative charges	632,859	2,824,192	17,199	957,092	3,229,263	317,740	537,946	76,129	388,382	125,307	169,826	272,728

Net Investment income (loss)	(144,583)	195,853	(15,784)	2,937,935	12,076,761	(98,136)	(1,245)	(39,850)	(60,901)	(124,125)	418,333	369,413

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,228,051	5,734,537	(31,292)	232,037	(1,514,318)	1,033,180	1,149,578	104,768	1,335,467	-	(3,074,210)	937,711
Realized gain distribution	3,007,959	15,056,120	-	-	-	1,658,489	3,275,784	848,663	5,347,187	-	-	-

Realized gain (loss)	4,236,010	20,790,657	(31,292)	232,037	(1,514,318)	2,691,669	4,425,362	953,431	6,682,654	-	(3,074,210)	937,711

Change in net unrealized appreciation/ depreciation of investments	(3,279,993)	(13,253,913)	(13,975)	(5,907,575)	(18,950,885)	(2,185,328)	(3,271,356)	(824,853)	(5,844,230)	-	(1,104,340)	(1,990,251)

Net gain (loss) on investments	956,017	7,536,744	(45,267)	(5,675,538)	(20,465,203)	506,341	1,154,006	128,578	838,424	-	(4,178,550)	(1,052,540)

Net increase (decrease) in net assets resulting from operations	811,434	7,732,597	(61,051)	(2,737,603)	(8,388,442)	408,205	1,152,761	88,728	777,523	(124,125)	(3,760,217)	(683,127)

Capital transactions:
Transfer of net premiums	7,145,279	4,059,809	688,090	5,386,939	4,218,900	1,622,575	918,198	1,319,226	520,820	444,101	1,081,743	2,066,286
Transfers due to death benefits	(124,265)	(1,851,809)	(13,804)	(203,585)	(2,686,789)	(41,713)	(371,323)	(48,053)	(339,086)	(466,246)	(74,353)	(100,498)
Transfers due to annuity benefit payments	-	(208,687)	-	-	(288,871)	-	(69,254)	-	(12,483)	(12,390)	(20,754)	(38,026)
Transfers due to withdrawal of funds	(2,341,095)	(23,760,596)	(31,878)	(4,910,184)	(30,301,154)	(1,652,651)	(4,621,674)	(172,975)	(3,145,685)	(2,108,609)	(1,409,905)	(1,729,355)
Transfers due to loans, net of repayments	-	2,126	-	-	(2,565)	-	1,742	-	(7,320)	65	(377)	1,028
Transfers due to cost of insurance	(157,048)	(615,919)	3	(271,175)	(870,313)	(67,609)	(132,511)	(3,836)	(38,450)	22,279	(42,518)	(48,959)
Transfers due to contingent deferred sales charges	-	(964)	-	-	(1,009)	-	(287)	-	(490)	(131)	(48)	(87)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(186,539)	-	-	(137,655)	-	6,720	-	(18,957)	5,763	(8,996)	(6,374)
Transfers between Sub-Accounts and to/from Fixed Account	1,109,483	(9,898,962)	(328,509)	113,747	(310,430)	259,149	(1,033,974)	375,181	(464,266)	(122,237)	539,815	441,118

Net increase (decrease) in net assets resulting from capital transactions	5,632,354	(32,461,541)	313,902	115,742	(30,379,886)	119,751	(5,302,363)	1,469,543	(3,505,917)	(2,237,405)	64,607	585,133

Total increase (decrease)	6,443,788	(24,728,944)	252,851	(2,621,861)	(38,768,328)	527,956	(4,149,602)	1,558,271	(2,728,394)	(2,361,530)	(3,695,610)	(97,994)

NET ASSETS, at beginning of the year	41,625,178	236,187,394	1,087,836	71,736,469	276,588,610	23,154,989	46,483,217	5,013,308	36,073,052	12,697,559	14,781,852	20,233,673

NET ASSETS, at end of the year	$48,068,966	$211,458,450	$1,340,687	$69,114,608	$237,820,282	$23,682,945	$42,333,615	$6,571,579	$33,344,658	$10,336,029	$11,086,242	$20,135,679

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account
	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)		(Initial Class)	(Service Class)	(Initial Class)
Investment income
Dividends	$2,834,623	$683,894	$104,368	$153,960	$-	$-	$-	$-	$41,625	$414,211	$524,093	$3,000,975

Expenses
Mortality and expense risk fees and administrative charges	3,821,218	1,146,217	67,875	137,320	161,037	148,818	77,999	52,223	139,815	511,254	729,649	1,801,692

Net Investment income (loss)	(986,595)	(462,323)	36,493	16,640	(161,037)	(148,818)	(77,999)	(52,223)	(98,190)	(97,043)	(205,556)	1,199,283

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	8,245,576	3,576,413	427,428	498,277	1,481,325	578,476	793,940	118,011	34,921	1,450,979	2,273,446	2,780,692
Realized gain distribution	5,947,151	1,904,224	-	-	551,739	433,328	580,584	351,296	1,103,339	3,331,490	5,079,903	8,718,352

Realized gain (loss)	14,192,727	5,480,637	427,428	498,277	2,033,064	1,011,804	1,374,524	469,307	1,138,260	4,782,469	7,353,349	11,499,044

Change in net unrealized appreciation/ depreciation of investments	18,009,478	3,406,854	205,923	588,808	569,015	846,983	(651,593)	(60,811)	(1,718,332)	(2,919,959)	(4,676,282)	(6,973,767)

Net gain (loss) on investments	32,202,205	8,887,491	633,351	1,087,085	2,602,079	1,858,787	722,931	408,496	(580,072)	1,862,510	2,677,067	4,525,277

Net increase (decrease) in net assets resulting from operations	31,215,610	8,425,168	669,844	1,103,725	2,441,042	1,709,969	644,932	356,273	(678,262)	1,765,467	2,471,511	5,724,560

Capital transactions:
Transfer of net premiums	5,083,140	13,910,923	65,510	1,495,374	366,819	2,182,792	148,716	798,618	5,531,168	796,492	10,598,451	1,524,345
Transfers due to death benefits	(1,647,083)	(812,651)	(14,047)	(114,396)	(69,647)	(13,422)	(17,255)	-	-	(297,962)	-	(414,083)
Transfers due to annuity benefit payments	(324,362)	-	(14,796)	-	(19,035)	-	(4,210)	-	-	-	-	-
Transfers due to withdrawal of funds	(38,655,160)	(2,721,351)	(705,347)	(507,052)	(1,763,146)	(359,982)	(832,307)	(155,389)	(192,075)	(4,068,295)	(2,591,293)	(10,676,604)
Transfers due to loans, net of repayments	14,190	-	3,375	-	4,586	-	456	-	-	(9,757)	-	2,722
Transfers due to cost of insurance	(905,396)	(176,070)	(6,624)	(13,215)	(18,097)	(8,288)	(11,791)	(2,494)	(3,351)	(129,543)	(94,055)	(840,869)
Transfers due to contingent deferred sales charges	(1,683)	-	(18)	-	(191)	-	(77)	-	-	(28)	-	(62)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(166,534)	-	147	-	(7,134)	-	575	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(15,364,970)	(98,885)	177,378	2,142,577	394,167	1,298,886	(512,992)	649,490	1,387,690	7,322	1,015,214	6,137,016

Net increase (decrease) in net assets resulting from capital transactions	(51,967,858)	10,101,966	(494,422)	3,003,288	(1,111,678)	3,099,986	(1,228,885)	1,290,225	6,723,432	(3,701,771)	8,928,317	(4,267,535)

Total increase (decrease)	(20,752,248)	18,527,134	175,422	4,107,013	1,329,364	4,809,955	(583,953)	1,646,498	6,045,170	(1,936,304)	11,399,828	1,457,025

NET ASSETS, at beginning of the year	323,174,155	76,557,019	6,104,301	7,598,236	13,759,629	8,417,378	7,412,702	3,108,180	6,176,973	41,165,457	51,318,764	142,186,556

NET ASSETS, at end of the year	$302,421,907	$95,084,153	$6,279,723	$11,705,249	$15,088,993	$13,227,333	$6,828,749	$4,754,678	$12,222,143	$39,229,153	$62,718,592	$143,643,581

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)
Investment income
Dividends	$7,749,627	$1,459,812	$651,465	$-	$-	$-	$2,758,601	$7,634,184	$6,133,357	$440,868	$705,046	$3,914,900

Expenses
Mortality and expense risk fees and administrative charges	5,663,814	837,328	507,053	579,550	375,450	13,009	1,401,996	4,822,490	8,547,408	342,485	693,514	2,944,465

Net Investment income (loss)	2,085,813	622,484	144,412	(579,550)	(375,450)	(13,009)	1,356,605	2,811,694	(2,414,051)	98,383	11,532	970,435

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	8,715,243	4,027,768	890,867	4,114,369	1,203,203	(180,083)	4,484,011	6,134,034	7,575,623	1,006,312	1,582,152	8,544,344
Realized gain distribution	25,073,115	720,110	334,379	5,082,499	2,902,689	279,700	7,118,627	21,713,529	20,015,430	-	-	5,202,634

Realized gain (loss)	33,788,358	4,747,878	1,225,246	9,196,868	4,105,892	99,617	11,602,638	27,847,563	27,591,053	1,006,312	1,582,152	13,746,978

Change in net unrealized appreciation/ depreciation of investments	(21,319,178)	1,165,377	1,713,950	(4,788,583)	(1,646,811)	(303,694)	(8,557,518)	(19,494,410)	12,845,201	1,654,245	3,094,946	(532,966)

Net gain (loss) on investments	12,469,180	5,913,255	2,939,196	4,408,285	2,459,081	(204,077)	3,045,120	8,353,153	40,436,254	2,660,557	4,677,098	13,214,012

Net increase (decrease) in net assets resulting from operations	14,554,993	6,535,739	3,083,608	3,828,735	2,083,631	(217,086)	4,401,725	11,164,847	38,022,203	2,758,940	4,688,630	14,184,447

Capital transactions:
Transfer of net premiums	41,932,600	1,643,850	5,101,800	601,810	5,388,342	48,166	2,121,802	32,574,897	118,445,899	801,400	13,038,185	3,149,317
Transfers due to death benefits	(2,900,462)	(740,756)	(74,185)	(319,772)	(66,706)	-	(1,622,900)	(1,262,096)	(2,592,852)	(181,344)	(404,294)	(1,696,838)
Transfers due to annuity benefit payments	-	(104,377)	-	(66,876)	-	-	-	-	(12,293)	(18,636)	-	(162,073)
Transfers due to withdrawal of funds	(18,555,478)	(9,999,560)	(1,155,361)	(6,068,090)	(868,157)	(60,877)	(18,817,180)	(19,764,783)	(21,907,980)	(3,738,553)	(1,732,348)	(31,695,611)
Transfers due to loans, net of repayments	-	13,117	-	4,054	-	404	4,007	-	(17)	1,077	-	7,978
Transfers due to cost of insurance	(2,243,053)	(102,293)	(57,383)	(91,973)	(51,272)	(2,643)	(641,625)	(1,725,477)	(4,047,846)	(58,134)	(261,316)	(793,862)
Transfers due to contingent deferred sales charges	-	(1,448)	-	(619)	-	-	(235)	-	-	(243)	-	(412)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(105,410)	-	(78,372)	-	-	-	-	1,326	(23,428)	-	(51,462)
Transfers between Sub-Accounts and to/from Fixed Account	4,420,206	(151,083)	2,502,355	520,112	1,969,885	(3,197,644)	3,947,707	(5,921,715)	16,540,195	(384,219)	(233,760)	(5,681,595)

Net increase (decrease) in net assets resulting from capital transactions	22,653,813	(9,547,960)	6,317,226	(5,499,726)	6,372,092	(3,212,594)	(15,008,424)	3,900,826	106,426,432	(3,602,080)	10,406,467	(36,924,558)

Total increase (decrease)	37,208,806	(3,012,221)	9,400,834	(1,670,991)	8,455,723	(3,429,680)	(10,606,699)	15,065,673	144,448,635	(843,140)	15,095,097	(22,740,111)

NET ASSETS, at beginning of the year	393,771,762	73,420,884	30,932,071	52,314,807	23,271,863	3,429,680	119,758,501	327,041,221	546,136,756	29,267,983	41,590,626	249,236,212

NET ASSETS, at end of the year	$430,980,568	$70,408,663	$40,332,905	$50,643,816	$31,727,586	$-	$109,151,802	$342,106,894	$690,585,391	$28,424,843	$56,685,723	$226,496,101

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account
	(Service Class)	(Class I)	(Service Class I)		(Initial Class)	(Service Class)			(Class I)	(Service Class I)	(Class II)
Investment income
Dividends	$901,507	$890,781	$353,133	$19,108	$4,461,018	$234,679	$11,182	$57,981	$54,283	$57,994	$29,332	$436,276

Expenses
Mortality and expense risk fees and administrative charges	795,824	945,107	341,299	74,124	2,613,887	138,858	20,765	49,425	71,083	113,615	44,936	1,392,521

Net Investment income (loss)	105,683	(54,326)	11,834	(55,016)	1,847,131	95,821	(9,583)	8,556	(16,800)	(55,621)	(15,604)	(956,245)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,059,338	9,028,025	1,146,131	175,961	(2,242,055)	316,529	93,753	77,101	223,901	168,137	124,437	4,127,491
Realized gain distribution	1,355,561	861,904	345,612	520,802	-	-	116,217	167,631	107,296	138,436	56,200	3,673,610

Realized gain (loss)	4,414,899	9,889,929	1,491,743	696,763	(2,242,055)	316,529	209,970	244,732	331,197	306,573	180,637	7,801,101

Change in net unrealized appreciation/ depreciation of investments	(1,134,595)	(2,461,598)	1,385,741	(16,754)	(15,953,811)	(1,409,518)	(28,089)	109,104	(128,502)	(69,435)	(83,850)	(356,797)

Net gain (loss) on investments	3,280,304	7,428,331	2,877,484	680,009	(18,195,866)	(1,092,989)	181,881	353,836	202,695	237,138	96,787	7,444,304

Net increase (decrease) in net assets resulting from operations	3,385,987	7,374,005	2,889,318	624,993	(16,348,735)	(997,168)	172,298	362,392	185,895	181,517	81,183	6,488,059

Capital transactions:
Transfer of net premiums	8,975,823	248,158	8,989,838	888,201	2,866,035	1,105,806	707,698	1,471,405	105,726	1,561,040	48,906	17,896,115
Transfers due to death benefits	(446,288)	(301,926)	(52,593)	-	(1,405,598)	(26,411)	-	-	(15,260)	(1,570)	(8,881)	(749,558)
Transfers due to annuity benefit payments	-	(191,906)	-	-	(135,421)	-	(798)	-	(8,805)	-	-	-
Transfers due to withdrawal of funds	(2,253,257)	(9,459,248)	(881,156)	(290,686)	(27,825,075)	(433,096)	(28,471)	(112,012)	(836,188)	(260,317)	(305,212)	(4,284,538)
Transfers due to loans, net of repayments	-	(4,993)	-	84	6,302	-	-	-	-	-	(215)	(1,492)
Transfers due to cost of insurance	(321,066)	(22,410)	(134,909)	880	(797,274)	(27,895)	22	163	(17,154)	(32,230)	-	(463,712)
Transfers due to contingent deferred sales charges	-	(221)	-	-	(269)	-	(63)	(63)	-	-	(316)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	43,941	-	-	(60,700)	-	246	-	(5,608)	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(176,178)	(6,757,847)	(178,671)	1,120,300	18,530,800	3,124,609	105,688	1,015,741	366,750	1,111,397	(84,578)	(1,472,208)

Net increase (decrease) in net assets resulting from capital transactions	5,779,034	(16,446,452)	7,742,509	1,718,779	(8,821,200)	3,743,013	784,322	2,375,234	(410,539)	2,378,320	(350,296)	10,924,607

Total increase (decrease)	9,165,021	(9,072,447)	10,631,827	2,343,772	(25,169,935)	2,745,845	956,620	2,737,626	(224,644)	2,559,837	(269,113)	17,412,666

NET ASSETS, at beginning of the year	54,594,084	72,466,471	21,445,777	4,170,618	220,469,245	8,346,697	1,173,384	2,348,467	6,771,568	6,657,557	3,611,137	92,057,974

NET ASSETS, at end of the year	$63,759,105	$63,394,024	$32,077,604	$6,514,390	$195,299,310	$11,092,542	$2,130,004	$5,086,093	$6,546,924	$9,217,394	$3,342,024	$109,470,640

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)
Investment income
Dividends	$999,047	$172,322	$9,551,427	$13,443,525	$1,441,550	$529,601	$246,039	$6,465,787	$1,368,171	$409,288	$3,545	$-

Expenses
Mortality and expense risk fees and administrative	935,643	239,404	8,043,410	12,697,256	290,785	330,265	207,242	2,982,389	731,631	651,634	661	205,955

Net Investment income (loss)	63,404	(67,082)	1,508,017	746,269	1,150,765	199,336	38,797	3,483,398	636,540	(242,346)	2,884	(205,955)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,157,240	1,980,794	10,050,856	25,148,538	92,088	808,146	778,918	1,136,231	(329,554)	1,386,821	(4,360)	1,233,588
Realized gain distribution	-	-	51,272,087	84,318,528	818,533	-	-	5,274,425	1,153,841	1,575,664	1,015	2,405,121

Realized gain (loss)	3,157,240	1,980,794	61,322,943	109,467,066	910,621	808,146	778,918	6,410,656	824,287	2,962,485	(3,345)	3,638,709

Change in net unrealized appreciation/ depreciation of investments	5,106,992	(232,619)	(36,104,853)	(68,216,132)	(2,310,696)	1,205,937	316,201	(4,188,228)	(508,535)	(4,885,907)	(7,202)	(1,904,539)

Net gain (loss) on investments	8,264,232	1,748,175	25,218,090	41,250,934	(1,400,075)	2,014,083	1,095,119	2,222,428	315,752	(1,923,422)	(10,547)	1,734,170

Net increase (decrease) in net assets resulting from operations	8,327,636	1,681,093	26,726,107	41,997,203	(249,310)	2,213,419	1,133,916	5,705,826	952,292	(2,165,768)	(7,663)	1,528,215

Capital transactions:
Transfer of net premiums	837,629	2,320,068	9,698,702	42,774,323	3,048,258	478,218	1,867,092	3,043,436	3,236,288	5,965,949	70,163	212,161
Transfers due to death benefits	(640,708)	(807,294)	(1,440,731)	(3,928,637)	(175,980)	(119,792)	(32,658)	(2,747,691)	(315,472)	(299,432)	-	(125,653)
Transfers due to annuity benefit payments	(35,390)	-	-	-	(454)	(22,060)	-	(221,780)	-	-	-	(4,011)
Transfers due to withdrawal of funds	(10,931,066)	(425,132)	(35,799,982)	(39,551,780)	(2,356,416)	(3,378,797)	(697,082)	(37,135,321)	(2,702,596)	(2,280,837)	-	(2,356,491)
Transfers due to loans, net of repayments	1,205	-	(6,904)	-	(717)	(95)	-	994	-	(2,779)	-	407
Transfers due to cost of insurance	(133,919)	(34,454)	(4,398,009)	(5,668,691)	(612)	(38,038)	(28,697)	(823,324)	(145,027)	(221,942)	(43)	(24,220)
Transfers due to contingent deferred sales charges	(374)	-	-	-	(62)	(940)	-	(68)	-	-	-	(144)
Transfers due to net charge (credit) to annuitant mortality fluctuation	8,498	-	-	-	172	(27,354)	-	(21,078)	-	-	-	(3,809)
Transfers between Sub-Accounts and to/from Fixed Account	(3,978,396)	(947,720)	165,909	3,566,053	3,085,202	(453,844)	(883,590)	2,541,935	(2,943,607)	1,740,966	128,520	(910,789)

Net increase (decrease) in net assets resulting from capital transactions	(14,872,521)	105,468	(31,781,015)	(2,808,732)	3,599,391	(3,562,702)	225,065	(35,362,897)	(2,870,414)	4,901,925	198,640	(3,212,549)

Total increase (decrease)	(6,544,885)	1,786,561	(5,054,908)	39,188,471	3,350,081	(1,349,283)	1,358,981	(29,657,071)	(1,918,122)	2,736,157	190,977	(1,684,334)

NET ASSETS, at beginning of the year	93,410,100	17,146,509	624,211,889	995,707,950	18,128,143	30,192,561	14,770,986	246,238,361	53,901,458	47,268,002	-	20,390,085

NET ASSETS, at end of the year	$86,865,215	$18,933,070	$619,156,981	$1,034,896,421	$21,478,224	$28,843,278	$16,129,967	$216,581,290	$51,983,336	$50,004,159	$190,977	$18,705,751

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Investment income
Dividends	$-	$6,363,893	$5,707,615	$1,150,088	$148,137	$-	$-	$3,331,680	$386,907	$6,906,976	$25,050,379	$2,617

Expenses
Mortality and expense risk fees and administrative charges	31,680	2,444,810	2,668,864	2,079,372	412,117	989,717	690,769	2,659,278	365,507	5,220,739	22,537,300	1,036,058

Net Investment income (loss)	(31,680)	3,919,083	3,038,751	(929,284)	(263,980)	(989,717)	(690,769)	672,402	21,400	1,686,237	2,513,079	(1,033,441)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	146,455	1,725,645	(65,724)	3,350,543	1,472,024	6,033,098	2,013,611	10,830,206	1,063,224	9,420,409	11,714,935	(1,150)
Realized gain distribution	304,214	-	-	8,161,183	1,517,818	10,991,963	6,703,945	34,650,370	4,547,878	24,308,594	99,204,242	611

Realized gain (loss)	450,669	1,725,645	(65,724)	11,511,726	2,989,842	17,025,061	8,717,556	45,480,576	5,611,102	33,729,003	110,919,177	(539)

Change in net unrealized appreciation/ depreciation of investments	(219,624)	4,467,901	5,448,116	(5,630,022)	(1,946,603)	(6,294,695)	(2,469,063)	(15,732,726)	(1,905,726)	(18,056,543)	(50,576,695)	(1,036)

Net gain (loss) on investments	231,045	6,193,546	5,382,392	5,881,704	1,043,239	10,730,366	6,248,493	29,747,850	3,705,376	15,672,460	60,342,482	(1,575)

Net increase (decrease) in net assets resulting from operations	199,365	10,112,629	8,421,143	4,952,420	779,259	9,740,649	5,557,724	30,420,252	3,726,776	17,358,697	62,855,561	(1,035,016)

Capital transactions:
Transfer of net premiums	394,957	2,950,322	40,608,034	2,301,079	3,803,517	1,440,207	9,262,162	2,914,237	4,768,121	5,451,835	324,417,275	10,337,817
Transfers due to death benefits	-	(2,596,117)	(1,490,558)	(1,052,711)	(142,254)	(725,521)	(550,082)	(1,404,783)	(242,108)	(1,708,227)	(7,703,022)	(625,850)
Transfers due to annuity benefit payments	-	(174,973)	-	(112,494)	-	(68,309)	-	(137,694)	-	-	-	(108,265)
Transfers due to withdrawal of funds	(91,248)	(30,667,384)	(7,761,575)	(21,221,014)	(951,528)	(9,882,897)	(1,520,011)	(28,857,712)	(955,355)	(32,961,888)	(61,964,609)	(31,515,987)
Transfers due to loans, net of repayments	-	(1,076)	-	2,772	-	3,101	-	(108)	-	(15,457)	-	(44,286)
Transfers due to cost of insurance	(3,148)	(568,926)	(1,061,442)	(642,643)	(164,887)	(121,386)	(173,626)	(700,271)	(106,127)	(2,731,486)	(10,829,188)	(122,032)
Transfers due to contingent deferred sales charges	-	(415)	(60)	(386)	-	(1,808)	-	(1,579)	-	(68)	-	(806)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(77,486)	-	(35,299)	-	(21,904)	-	(57,283)	-	-	-	19,553
Transfers between Sub-Accounts and to/from Fixed Account	377,103	(369,967)	1,454,571	(1,380,579)	64,607	(3,398,471)	(5,967)	(17,474,063)	(520,307)	8,920,290	3,388,786	13,216,224

Net increase (decrease) in net assets resulting from capital transactions	677,664	(31,506,022)	31,748,970	(22,141,275)	2,609,455	(12,776,988)	7,012,476	(45,719,256)	2,944,224	(23,045,001)	247,309,242	(8,843,632)

Total increase (decrease)	877,029	(21,393,393)	40,170,113	(17,188,855)	3,388,714	(3,036,339)	12,570,200	(15,299,004)	6,671,000	(5,686,304)	310,164,803	(9,878,648)

NET ASSETS, at beginning of the year	1,849,015	207,924,619	171,044,531	172,435,223	28,423,102	89,492,551	43,871,224	221,850,251	23,342,636	416,511,831	1,480,632,767	93,332,847

NET ASSETS, at end of the year	$2,726,044	$186,531,226	$211,214,644	$155,246,368	$31,811,816	$86,456,212	$56,441,424	$206,551,247	$30,013,636	$410,825,527	$1,790,797,570	$83,454,199

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)			(Service)	(Non-Service)
Investment income
Dividends	$424,653	$338,586	$72,332	$-	$-	$-	$977,753	$68,366	$3,865	$211,825	$15,014	$1,109,555

Expenses
Mortality and expense risk fees and administrative charges	267,884	394,731	122,409	1,837,781	113,549	120,853	2,028,550	190,906	107,262	158,253	114,105	3,029,191

Net Investment income (loss)	156,769	(56,145)	(50,077)	(1,837,781)	(113,549)	(120,853)	(1,050,797)	(122,540)	(103,397)	53,572	(99,091)	(1,919,636)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(159,838)	2,748,618	313,983	5,061,659	236,869	317,419	14,214,805	1,017,509	(378,515)	(66,632)	437,737	16,757,948
Realized gain distribution	2,416	4,467,313	1,160,019	37,232,229	2,431,449	2,491,991	3,417,047	332,856	-	-	201,026	6,041,013

Realized gain (loss)	(157,422)	7,215,931	1,474,002	42,293,888	2,668,318	2,809,410	17,631,852	1,350,365	(378,515)	(66,632)	638,763	22,798,961

Change in net unrealized appreciation/ depreciation of investments	(67,105)	(3,540,285)	(525,910)	(34,100,743)	(2,125,337)	(2,759,205)	(3,737,301)	(148,796)	(117,715)	363,862	554,593	10,823,460

Net gain (loss) on investments	(224,527)	3,675,646	948,092	8,193,145	542,981	50,205	13,894,551	1,201,569	(496,230)	297,230	1,193,356	33,622,421

Net increase (decrease) in net assets resulting from operations	(67,758)	3,619,501	898,015	6,355,364	429,432	(70,648)	12,843,754	1,079,029	(599,627)	350,802	1,094,265	31,702,785

Capital transactions:
Transfer of net premiums	2,447,651	470,220	1,553,389	1,896,316	1,745,249	1,603,101	2,357,080	2,383,325	869,187	2,307,070	1,022,035	2,839,939
Transfers due to death benefits	(51,325)	(189,707)	(59,326)	(950,783)	(43,375)	(193,972)	(1,033,651)	(49,218)	(15,768)	(73,790)	(48,147)	(1,968,606)
Transfers due to annuity benefit payments	(454)	(13,032)	-	(93,711)	-	-	(107,661)	-	-	-	-	(157,736)
Transfers due to withdrawal of funds	(4,145,513)	(4,091,461)	(373,265)	(18,633,095)	(281,217)	(423,714)	(21,517,817)	(448,125)	(494,283)	(572,045)	(382,147)	(32,734,700)
Transfers due to loans, net of repayments	-	1,114	-	4,225	-	596	5,698	-	-	-	-	3,014
Transfers due to cost of insurance	(3,395)	(42,365)	(11,546)	(550,869)	(25,825)	(11,704)	(580,438)	(40,595)	(16,326)	(200)	(18,984)	(843,059)
Transfers due to contingent deferred sales charges	-	(447)	-	(299)	-	-	(118)	-	-	(61)	-	(495)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(876)	4,624	-	(42,026)	-	-	(42,867)	-	-	-	-	(53,625)
Transfers between Sub-Accounts and to/from Fixed Account	4,498,939	(1,265,845)	234,714	(3,270,037)	281,612	(239,706)	(7,517,680)	(167,199)	319,109	669,974	364,687	(19,831,691)

Net increase (decrease) in net assets resulting from capital transactions	2,745,027	(5,126,899)	1,343,966	(21,640,279)	1,676,444	734,601	(28,437,454)	1,678,188	661,919	2,330,948	937,444	(52,746,959)

Total increase (decrease)	2,677,269	(1,507,398)	2,241,981	(15,284,915)	2,105,876	663,953	(15,593,700)	2,757,217	62,292	2,681,750	2,031,709	(21,044,174)

NET ASSETS, at beginning of the year	18,205,464	36,933,468	7,673,630	154,118,882	7,870,821	9,236,071	170,219,254	12,724,322	8,187,642	10,236,134	7,690,025	254,026,382

NET ASSETS, at end of the year	$20,882,733	$35,426,070	$9,915,611	$138,833,967	$9,976,697	$9,900,024	$154,625,554	$15,481,539	$8,249,934	$12,917,884	$9,721,734	$232,982,208

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Diversified Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)
Investment income
Dividends	$2,237	$262,691	$188,183	$-	$-	$323,218	$2,767,474	$26,972	$2,730,934	$12,596,819	$213,609	$602,086

Expenses
Mortality and expense risk fees and administrative charges	1,645	140,259	47,018	84,477	1,980,947	514,254	3,021,422	3,293	943,644	3,650,245	297,942	597,122

Net Investment income (loss)	592	122,432	141,165	(84,477)	(1,980,947)	(191,036)	(253,948)	23,679	1,787,290	8,946,574	(84,333)	4,964

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	752	(251,450)	(208,333)	473,462	9,482,827	1,087,575	5,755,514	(1,313)	734,224	(429,712)	978,291	1,816,249
Realized gain distribution	-	-	-	-	-	1,700,628	11,290,592	21,616	-	-	455,479	1,059,688

Realized gain (loss)	752	(251,450)	(208,333)	473,462	9,482,827	2,788,203	17,046,106	20,303	734,224	(429,712)	1,433,770	2,875,937

Change in net unrealized appreciation/ depreciation of investments	6,560	990,671	273,158	(133,513)	(1,124,144)	(2,370,870)	(13,993,307)	(55,463)	(1,775,163)	(3,345,354)	(3,359,432)	(7,154,722)

Net gain (loss) on investments	7,312	739,221	64,825	339,949	8,358,683	417,333	3,052,799	(35,160)	(1,040,939)	(3,775,066)	(1,925,662)	(4,278,785)

Net increase (decrease) in net assets resulting from operations	7,904	861,653	205,990	255,472	6,377,736	226,297	2,798,851	(11,481)	746,351	5,171,508	(2,009,995)	(4,273,821)

Capital transactions:
Transfer of net premiums	-	28,607	-	814,613	2,123,763	7,305,109	3,472,444	543,458	5,136,035	4,191,644	3,021,274	918,845
Transfers due to death benefits	-	(190,159)	(67,244)	(2,530)	(1,006,177)	(290,983)	(1,707,422)	-	(528,247)	(2,248,627)	(69,009)	(120,113)
Transfers due to annuity benefit payments	-	(5,546)	-	-	(104,694)	-	(162,819)	-	-	(242,540)	-	(48,450)
Transfers due to withdrawal of funds	(348)	(2,159,071)	(468,104)	(283,322)	(20,501,574)	(1,184,588)	(30,729,861)	(2,303)	(2,813,812)	(42,098,689)	(814,866)	(5,313,031)
Transfers due to loans, net of repayments	-	(2,507)	-	-	2,986	-	20,877	-	-	8,601	-	201
Transfers due to cost of insurance	(315)	(10,415)	-	(7,054)	(573,248)	(130,286)	(664,666)	(117)	(268,673)	(960,706)	(63,174)	(133,322)
Transfers due to contingent deferred sales charges	-	(197)	(221)	-	(296)	-	(1,019)	-	-	(1,240)	-	(351)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	848	-	-	(50,035)	-	(40,155)	-	-	(29,926)	-	(56,971)
Transfers between Sub-Accounts and to/from Fixed Account	-	(488,608)	(36,447)	(354,185)	(2,592,322)	1,116,694	(760,976)	558,279	1,472,544	1,263,199	1,418,704	315,527

Net increase (decrease) in net assets resulting from capital transactions	(663)	(2,827,048)	(572,016)	167,522	(22,701,597)	6,815,946	(30,573,597)	1,099,317	2,997,847	(40,118,284)	3,492,929	(4,437,665)

Total increase (decrease)	7,241	(1,965,395)	(366,026)	422,994	(16,323,861)	7,042,243	(27,774,746)	1,087,836	3,744,198	(34,946,776)	1,482,934	(8,711,486)

NET ASSETS, at beginning of the year	120,155	13,393,426	3,836,631	6,138,368	165,756,045	34,582,935	263,962,140	-	67,992,271	311,535,386	21,672,055	55,194,703

NET ASSETS, at end of the year	$127,396	$11,428,031	$3,470,605	$6,561,362	$149,432,184	$41,625,178	$236,187,394	$1,087,836	$71,736,469	$276,588,610	$23,154,989	$46,483,217

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)
Investment income
Dividends	$24,834	$312,074	$1,497	$45,706	$209,030

Expenses
Mortality and expense risk fees and administrative charges	58,457	410,461	159,386	224,346	244,829

Net Investment income (loss)	(33,623)	(98,387)	(157,889)	(178,640)	(35,799)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	161,937	2,647,352	-	(1,410,049)	772,642
Realized gain distribution	87,311	754,352	-	-	-

Realized gain (loss)	249,248	3,401,704	-	(1,410,049)	772,642

Change in net unrealized appreciation/ depreciation of investments	161,639	55,322	-	(1,719,138)	1,421,315

Net gain (loss) on investments	410,887	3,457,026	-	(3,129,187)	2,193,957

Net increase (decrease) in net assets resulting from operations	377,264	3,358,639	(157,889)	(3,307,827)	2,158,158

Capital transactions:
Transfer of net premiums	582,139	454,044	501,785	935,476	1,564,805
Transfers due to death benefits	(39,144)	(416,040)	(162,108)	(37,407)	(164,149)
Transfers due to annuity benefit payments	-	(8,293)	(15,435)	(25,980)	(29,478)
Transfers due to withdrawal of funds	(150,397)	(4,792,298)	(3,365,730)	(1,763,937)	(1,503,771)
Transfers due to loans, net of repayments	-	10,085	(1,844)	393	545
Transfers due to cost of insurance	(3,618)	(40,080)	14,014	(50,256)	(50,019)
Transfers due to contingent deferred sales charges	-	(558)	(154)	(84)	(89)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(11,464)	4,163	(7,523)	(7,003)
Transfers between Sub-Accounts and to/from Fixed Account	346,740	(1,718,235)	(521,939)	910,654	858,718

Net increase (decrease) in net assets resulting from capital transactions	735,720	(6,522,839)	(3,547,248)	(38,664)	669,559

Total increase (decrease)	1,112,984	(3,164,200)	(3,705,137)	(3,346,491)	2,827,717

NET ASSETS, at beginning of the year	3,900,324	39,237,252	16,402,696	18,128,343	17,405,956

NET ASSETS, at end of the year	$5,013,308	$36,073,052	$12,697,559	$14,781,852	$20,233,673

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 4 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 9, 1998. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains ten segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, MassMutual Artistry, MassMutual Transitions®, MassMutual EvolutionSM, MassMutual RetireEase SelectSM, MassMutual Transitions SelectSM, MassMutual Equity EdgeSM, MassMutual Transitions SelectSM II and MassMutual Capital Vantage. Seven of the ten segments within the Separate Account: Panorama Passage®, MassMutual EvolutionSM, MassMutual RetireEase SelectSM, MassMutual Transitions SelectSM, MassMutual EquityEdgeSM, MassMutual Transitions SelectSM II and MassMutual Capital Vantage have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2015, the Separate Account consists of ninety-six sub-accounts which invest in the following mutual funds. All of the funds may not be available to all of the ten segments of the Separate Account:

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

BlackRock iShares® Alternatives Strategies V.I. Sub-Account (Class III)	BlackRock iShares® Alternatives Strategies V.I. Fund (Class III) [11]

BlackRock iShares® Dynamic Allocation V.I. Sub-Account (Class III)	BlackRock iShares® Dynamic Allocation V.I. Fund (Class III) [11]

BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account (Class III)	BlackRock iShares® Dynamic Fixed Income V.I. Fund (Class III) [11]

BlackRock iShares® Equity Appreciation V.I. Sub-Account (Class III)	BlackRock iShares® Equity Appreciation V.I. Fund (Class III) [11]

Fidelity® VIP Contrafund® Sub-Account (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class) [1]

Fidelity® VIP Contrafund® Sub-Account (Service Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) [1]

Invesco V.I. Diversified Dividend Sub-Account (Series I)	Invesco V.I. Diversified Dividend Fund (Series I) [3]

Invesco V.I. Diversified Dividend Sub-Account (Series II)	Invesco V.I. Diversified Dividend Fund (Series II) [3]

Invesco V.I. Global Health Care Sub-Account (Series I)	Invesco V.I. Global Health Care Fund (Series I) [3]

Invesco V.I. Global Health Care Sub-Account (Series II)	Invesco V.I. Global Health Care Fund (Series II) [3]

Invesco V.I. Technology Sub-Account (Series I)	Invesco V.I. Technology Fund (Series I) [3]

Invesco V.I. Technology Sub-Account (Series II)	Invesco V.I. Technology Fund (Series II) [3]

Ivy Asset Strategy Sub-Account	Ivy Funds VIP Asset Strategy Portfolio [8]

MML Aggressive Allocation Sub-Account (Initial Class)	MML Aggressive Allocation Fund (Initial Class) [4]

MML Aggressive Allocation Sub-Account (Service Class)	MML Aggressive Allocation Fund (Service Class) [4]

MML Asset Momentum Sub-Account (Service Class I)	MML Asset Momentum Fund (Service Class I) [5]

MML Balanced Allocation Sub-Account (Initial Class)	MML Balanced Allocation Fund (Initial Class) [4]

MML Balanced Allocation Sub-Account (Service Class)	MML Balanced Allocation Fund (Service Class) [4]

MML Blend Sub-Account (Initial Class)	MML Blend Fund (Initial Class) [5]

MML Blend Sub-Account (Service Class)	MML Blend Fund (Service Class) [5]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Blue Chip Growth Sub-Account (Initial Class)	MML Blue Chip Growth Fund (Initial Class) [4]

MML Blue Chip Growth Sub-Account (Service Class)	MML Blue Chip Growth Fund (Service Class) [4]

MML Conservative Allocation Sub-Account (Initial Class)	MML Conservative Allocation Fund (Initial Class) [4]

MML Conservative Allocation Sub-Account (Service Class)	MML Conservative Allocation Fund (Service Class) [4]

MML Core Allocation Sub-Account	MML American Funds® Core Allocation Fund [4]

MML Dynamic Bond Sub-Account (Service Class I)	MML Dynamic Bond Fund (Service Class I) [5]

MML Equity Sub-Account (Initial Class)	MML Equity Fund (Initial Class) [5]

MML Equity Sub-Account (Service Class)	MML Equity Fund (Service Class) [5]

MML Equity Income Sub-Account (Initial Class)	MML Equity Income Fund (Initial Class) [4]

MML Equity Income Sub-Account (Service Class)	MML Equity Income Fund (Service Class) [4]

MML Equity Index Sub-Account (Class I)	MML Equity Index Fund (Class I) [4]

MML Equity Index Sub-Account (Service Class I)	MML Equity Index Fund (Service Class I) [4]

MML Equity Rotation Sub-Account (Service Class I)	MML Equity Rotation Fund (Service Class I) [5]

MML Focused Equity Sub-Account	MML Focused Equity Fund (Initial Class) [4]

MML Foreign Sub-Account (Initial Class)	MML Foreign Fund (Initial Class) [4]

MML Foreign Sub-Account (Service Class)	MML Foreign Fund (Service Class) [4]

MML Fundamental Growth Sub-Account	MML Fundamental Growth Fund (Initial Class) [4]

MML Fundamental Value Sub-Account	MML Fundamental Value Fund (Initial Class) [4]

MML Global Sub-Account (Class I)	MML Global Fund (Class I) [4]

MML Global Sub-Account (Service Class I)	MML Global Fund (Service Class I) [4]

MML Global Sub-Account (Class II)	MML Global Fund (Class II) [4]

MML Growth Sub-Account	MML American Funds® Growth [4]

MML Growth & Income Sub-Account (Initial Class)	MML Growth & Income Fund (Initial Class) [4]

MML Growth & Income Sub-Account (Service Class)	MML Growth & Income Fund (Service Class) [4]

MML Growth Allocation Sub-Account (Initial Class)	MML Growth Allocation Fund (Initial Class) [4]

MML Growth Allocation Sub-Account (Service Class)	MML Growth Allocation Fund (Service Class) [4]

MML High Yield Sub-Account	MML High Yield Fund [5]

MML Income & Growth Sub-Account (Initial Class)	MML Income & Growth Fund (Initial Class) [4]

MML Income & Growth Sub-Account (Service Class)	MML Income & Growth Fund (Service Class) [4]

MML Inflation-Protected and Income Sub-Account (Initial Class)	MML Inflation-Protected and Income Fund (Initial Class) [5]

MML Inflation-Protected and Income Sub-Account (Service Class)	MML Inflation-Protected and Income Fund (Service Class) [5]

MML International Sub-Account	MML American Funds® International Fund [4]

MML International Equity Sub-Account	MML International Equity Fund [4]

MML Large Cap Growth Sub-Account (Initial Class)	MML Large Cap Growth Fund (Initial Class) [4]

MML Large Cap Growth Sub-Account (Service Class)	MML Large Cap Growth Fund (Service Class) [4]

MML Managed Bond Sub-Account (Initial Class)	MML Managed Bond Fund (Initial Class) [5]

MML Managed Bond Sub-Account (Service Class)	MML Managed Bond Fund (Service Class) [5]

MML Managed Volatility Sub-Account (Initial Class)	MML Managed Volatility Sub-Account (Initial Class) [4]

MML Managed Volatility Sub-Account (Service Class)	MML Managed Volatility Fund (Service Class) [4]

MML Mid Cap Growth Sub-Account (Initial Class)	MML Mid Cap Growth Fund (Initial Class) [4]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Mid Cap Growth Sub-Account (Service Class)	MML Mid Cap Growth Fund (Service Class) [4]

MML Mid Cap Value Sub-Account (Initial Class)	MML Mid Cap Value Fund (Initial Class) [4]

MML Mid Cap Value Sub-Account (Service Class)	MML Mid Cap Value Fund (Service Class) [4]

MML Moderate Allocation Sub-Account (Initial Class)	MML Moderate Allocation Fund (Initial Class) [4]

MML Moderate Allocation Sub-Account (Service Class)	MML Moderate Allocation Fund (Service Class) [4]

MML Money Market Sub-Account	MML Money Market Fund [5]

MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund [5]

MML Small Cap Equity Sub-Account (Initial Class)	MML Small Cap Equity Fund (Initial Class) [4]

MML Small Cap Equity Sub-Account (Service Class)	MML Small Cap Equity Fund (Service Class) [4]

MML Small Cap Growth Equity Sub-Account (Initial Class)	MML Small Cap Growth Equity Fund (Initial Class) [4]

MML Small Cap Growth Equity Sub-Account (Service Class)	MML Small Cap Growth Equity Fund (Service Class) [4]

MML Small Company Value Sub-Account	MML Small Company Value Fund [4]

MML Small/Mid Cap Value Sub-Account (Initial Class)	MML Small/Mid Cap Value Fund (Initial Class) [4]

MML Small/Mid Cap Value Sub-Account (Service Class)	MML Small/Mid Cap Value Fund (Service Class) [4]

MML Special Situations Sub-Account (Service Class I)	MML Special Situations Fund (Service Class I) [5]

MML Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund [5]

MML Total Return Bond Sub-Account	MML Total Return Bond Fund [4]

Oppenheimer Capital Appreciation Sub-Account (Service)	Oppenheimer Capital Appreciation Fund/VA (Service) [6]

Oppenheimer Capital Appreciation Sub-Account (Non-Service)	Oppenheimer Capital Appreciation Fund/VA (Non-Service) [6]

Oppenheimer Conservative Balanced Sub-Account (Service)	Oppenheimer Conservative Balanced Fund/VA (Service) [6]

Oppenheimer Conservative Balanced Sub-Account (Non-Service)	Oppenheimer Conservative Balanced Fund/VA (Non-Service) [6]

Oppenheimer Core Bond Sub-Account	Oppenheimer Core Bond Fund/VA 6

Oppenheimer Discovery Mid Cap Growth Sub-Account (Service)	Oppenheimer Discovery Mid Cap Growth Fund/VA (Service) [6]

Oppenheimer Discovery Mid Cap Growth Sub-Account (Non- Service)	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service) [6]

Oppenheimer Global Sub-Account (Service)	Oppenheimer Global Fund/VA (Service) [6]

Oppenheimer Global Sub-Account (Non-Service)	Oppenheimer Global Fund/VA (Non-Service) [6]

Oppenheimer Global Multi-Alternatives Sub-Account	Oppenheimer Global Multi-Alternatives Fund/VA 6

Oppenheimer Global Strategic Income Sub-Account (Service)	Oppenheimer Global Strategic Income Fund/VA (Service) [6]

Oppenheimer Global Strategic Income Sub-Account (Non-Service)	Oppenheimer Global Strategic Income Fund/VA (Non-Service) [6]

Oppenheimer International Growth Sub-Account (Service)	Oppenheimer International Growth Fund/VA (Service) [6]

Oppenheimer International Growth Sub-Account (Non-Service)	Oppenheimer International Growth Fund/VA (Non-Service) [6]

Oppenheimer Main Street Sub-Account (Service)	Oppenheimer Main Street Fund®/VA (Service) [6]

Oppenheimer Main Street Sub-Account (Non-Service)	Oppenheimer Main Street Fund®/VA (Non-Service) [6]

Oppenheimer Money Sub-Account	Oppenheimer Money Fund/VA 6

PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO Commodity RealReturn Strategy Portfolio [7]

VY Clarion Global Real Estate Sub-Account	VY Clarion Global Real Estate Portfolio [2]

Notes To Financial Statements (Continued)

In addition to the ninety-six sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[2]	VOYA Investments, LLC is the investment adviser to this Portfolio.
[3]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[4]	MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[5]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[6]	OFI Global Asset Management, Inc. serves as the investment adviser to the listed Funds/Portfolios.
[7]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[8]	Waddell & Reed Investment Management Company serves as Investment Adviser to this Portfolio.
[9]	Oppenheimer Conservative Balanced Sub-Account was formerly known as Oppenheimer Capital Income Sub-Account.
[10]	Oppenheimer Global Multi-Alternatives Sub-Account was formerly known as Oppenheimer Diversified Alternatives Sub-Account.
[11]	BlackRock Advisors, LLC is the investment advisor for this Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-accounts.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the participants may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account by an equal amount. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

Notes To Financial Statements (Continued)

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from MassMutual to the Separate Account totaled $2,267,674 for the year ended December 31, 2015. Net transfers from MassMutual to the Separate Account totaled $998,822 for the year ended December 31, 2014. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table, except for the MassMutual RetireEase Select SM Segment which uses the Annuity 2000 table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2015. There have been no transfers between levels for the year ended December 31, 2015.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (“MSD”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2015 were as follows:

	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account
	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)
Cost of purchases	$111,934	$157,715	$403,406	$77,360	$37,982,228	$26,731,886	$1,583,632	$4,178,276	$4,084,888	$11,882,217	$1,359,395	$4,346,194
Proceeds from sales	(20,876)	(36,000)	(9,567)	(11,277)	(45,051,291)	(6,925,786)	(1,469,532)	(3,708,705)	(2,558,951)	(2,465,371)	(1,530,442)	(658,334)

	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$6,749,969	$7,597,812	$20,440,834	$138,982	$17,605,270	$81,630,277	$10,821,550	$15,408,899	$12,650,850	$17,838,610	$26,315,693	$77,999,170
Proceeds from sales	(2,716,184)	(5,797,864)	(5,033,962)	(43)	(26,940,928)	(39,034,022)	(10,585,697)	(4,253,610)	(8,834,459)	(3,882,990)	(29,003,566)	(45,778,592)

	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)	(Initial Class)		(Service Class)
Cost of purchases	$183,482,558	$285,370	$4,050,359	$21,259,734	$39,239,517	$16,845,451	$4,323,831	$10,491,521	$33,306	$2,975,827	$26,380,604	$2,946,251
Proceeds from sales	(27,352,973)	(103)	(3,523,213)	(3,441,943)	(32,312,773)	(6,250,322)	(11,449,328)	(2,539,300)	(3,631)	(1,651,230)	(30,819,967)	(1,433,225)

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
	(Class I)			(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
Cost of purchases	$1,564,448	$4,204,714	$1,396,509	$3,723,007	$322,687	$27,871,631	$1,856,758	$2,575,491	$90,946,525	$169,495,954	$6,733,369	$3,681,255
Proceeds from sales	(517,524)	(1,526,545)	(1,051,137)	(1,364,932)	(413,630)	(9,019,112)	(13,248,428)	(2,611,593)	(68,020,164)	(56,944,789)	(3,404,845)	(4,718,849)

	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Cost of purchases	$4,130,810	$14,272,769	$4,406,756	$13,095,414	$1,410,816	$4,185,092	$1,845,566	$13,930,279	$48,402,113	$9,060,302	$5,650,045	$13,061,322
Proceeds from sales	(1,983,588)	(40,339,192)	(7,053,177)	(3,631,613)	(91,683)	(3,657,820)	(557,144)	(33,611,709)	(12,057,986)	(29,159,236)	(4,031,112)	(12,897,304)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$19,168,021	$37,807,240	$10,762,959	$50,907,520	$371,576,605	$26,062,245	$6,039,477	$5,939,856	$4,622,258	$32,378,131	$5,097,513	$3,139,143
Proceeds from sales	(5,429,099)	(33,951,752)	(2,841,849)	(63,707,768)	(47,941,964)	(35,006,992)	(6,151,503)	(5,188,867)	(1,043,727)	(28,655,712)	(1,351,893)	(1,431,968)

	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Initial Class)	(Service Class)	(Service Class I)			(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
Cost of purchases	$29,996,159	$5,377,782	$99,585	$2,189,646	$5,076,044	$6,071,298	$44,342,802	$2,595	$259,835	$131,082	$2,533,290	$14,824,642
Proceeds from sales	(26,464,509)	(1,724,985)	(52)	(1,457,384)	(1,643,405)	(1,324,316)	(38,704,744)	(15,653)	(2,059,704)	(581,160)	(983,363)	(31,128,004)

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
Cost of purchases	$13,276,695	$28,936,438	$974,845	$10,525,712	$26,355,865	6,061,568	7,206,707	2,594,050	6,347,064	998,603	3,879,612	4,596,344
Proceeds from sales	(3,821,016)	(40,467,241)	(676,698)	(7,369,318)	(45,061,269)	(3,345,296)	(7,829,587)	(319,750)	(4,509,777)	(3,361,246)	(3,171,840)	(4,115,247)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2015 were as follows:

2015	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account
	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)
Units purchased	9,053	12,314	39,486	6,772	332,492	755,684	20,269	207,417	22,133	194,165	29,723	79,800
Units withdrawn	-	-	-	-	(1,427,897)	(267,852)	(88,741)	(136,769)	(69,220)	(49,890)	(52,890)	(20,366)
Units transferred between Sub-Accounts and to/from the Fixed Account	-	-	-	-	(227,614)	85,679	87,381	(1,709)	63,555	161,700	(18,114)	89,792

Net increase (decrease)	9,053	12,314	39,486	6,772	(1,323,020)	573,510	18,909	68,939	16,468	305,975	(41,280)	149,227

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2015 (Continued)	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	257,099	93,016	682,896	14,164	174,789	3,223,758	86,261	515,285	64,371	354,926	138,461	2,180,729
Units withdrawn	(73,938)	(307,222)	(229,512)	-	(1,372,959)	(2,303,397)	(409,893)	(122,611)	(269,157)	(144,521)	(1,383,655)	(2,176,113)
Units transferred between Sub-Accounts and to/from the Fixed Account	(12,295)	26,652	32,994	-	(266,222)	(474,266)	45,039	53,386	43,796	163,917	439,982	257,612

Net increase (decrease)	170,866	(187,554)	486,377	14,164	(1,464,392)	446,096	(278,592)	446,060	(160,989)	374,322	(805,212)	262,228

2015 (Continued)	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)
Units purchased	11,490,818	28,823	60,220	927,991	251,976	470,662	22,713	415,005	2,973	86,026	310,594	87,288
Units withdrawn	(2,612,934)	-	(135,625)	(177,011)	(1,430,429)	(229,238)	(472,859)	(102,440)	-	(27,837)	(1,515,081)	(55,200)
Units transferred between Sub-Accounts and to/from the Fixed Account	1,079,024	-	41,584	177,897	309,284	45,790	(36,313)	44,993	-	(21,651)	232,611	40,884

Net increase (decrease)	9,956,909	28,823	(33,821)	928,878	(869,169)	287,214	(486,459)	357,557	2,973	36,538	(971,876)	72,973

2015 (Continued)	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
Units purchased	41,838	81,942	19,048	119,189	11,368	1,232,891	48,757	150,968	658,539	3,040,631	205,182	67,670
Units withdrawn	(13,149)	(17,592)	(62,931)	(47,320)	(22,809)	(404,782)	(495,331)	(81,555)	(3,559,214)	(3,664,464)	(135,031)	(201,825)
Units transferred between Sub-Accounts and to/from the Fixed Account	12,728	101,682	53,574	48,324	(4,511)	(205,828)	(125,804)	(46,058)	(322,073)	68,482	78,406	(16,113)

Net increase (decrease)	41,416	166,032	9,692	120,193	(15,951)	622,282	(572,377)	23,355	(3,222,748)	(555,351)	148,557	(150,268)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2015 (Continued)	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Units purchased	80,120	291,515	226,193	575,525	35,772	19,893	43,559	255,954	3,176,065	194,563	248,056	73,808
Units withdrawn	(59,864)	(2,237,202)	(330,944)	(233,311)	(667)	(128,159)	(8,649)	(1,706,613)	(958,056)	(1,225,238)	(136,042)	(298,246)
Units transferred between Sub-Accounts and to/from the Fixed Account	54,046	(15,924)	(110,194)	302,646	106,215	(47,252)	13,088	79,441	238,660	(463,496)	(33,160)	(35,641)

Net increase (decrease)	74,302	(1,961,612)	(214,945)	644,860	141,320	(155,518)	47,998	(1,371,217)	2,456,668	(1,494,171)	78,853	(260,079)

2015 (Continued)	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	536,421	173,874	228,829	570,974	20,511,223	1,045,590	152,026	22,940	100,022	122,624	55,244	77,952
Units withdrawn	(184,722)	(952,815)	(75,632)	(3,419,736)	(6,966,001)	(2,472,938)	(369,639)	(159,802)	(26,414)	(642,288)	(20,165)	(34,154)
Units transferred between Sub-Accounts and to/from the Fixed Account	40,351	(24,360)	27,748	(195,928)	(641,311)	565,259	195,684	(30,193)	30,341	132,771	58,131	3,414

Net increase (decrease)	392,049	(803,301)	180,945	(3,044,690)	12,903,911	(862,089)	(21,929)	(167,055)	103,949	(386,893)	93,210	47,213

2015 (Continued)	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Initial Class)	(Service Class)	(Service Class I)			(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
Units purchased	166,614	112,100	10,346	110,798	193,931	96,763	232,298	-	928	-	61,457	164,055
Units withdrawn	(851,482)	(41,684)	-	(58,134)	(73,183)	(37,037)	(1,512,334)	(1,105)	(109,330)	(32,512)	(20,534)	(878,764)
Units transferred between Sub-Accounts and to/from the Fixed Account	173,382	18,310	-	15,686	169,781	99,954	(534,274)	-	(26,825)	(5,294)	16,132	(543,477)

Net increase (decrease)	(511,486)	88,727	10,346	68,351	290,528	159,679	(1,814,310)	(1,105)	(135,227)	(37,805)	57,056	(1,258,186)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2015 (Continued)	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
Units purchased	342,712	232,795	69,694	364,951	283,613	78,780	57,342	74,651	31,866	42,766	171,730	146,459
Units withdrawn	(122,817)	(1,157,108)	(4,350)	(359,171)	(2,106,051)	(82,399)	(230,161)	(11,886)	(184,239)	(236,365)	(246,793)	(141,614)
Units transferred between Sub-Accounts and to/from the Fixed Account	49,379	(423,232)	(33,066)	11,923	(3,620)	12,984	(47,668)	19,608	(22,875)	(11,907)	125,128	27,931

Net increase (decrease)	269,274	(1,347,545)	32,278	17,703	(1,826,058)	9,365	(220,487)	82,373	(175,248)	(205,506)	50,065	32,776

2014	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account
	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)		(Initial Class)	(Service Class)	(Initial Class)
Units purchased	268,438	639,577	9,084	180,631	17,824	100,326	26,934	44,948	443,275	55,231	734,850	112,123
Units withdrawn	(1,830,613)	(172,461)	(83,612)	(78,685)	(79,493)	(17,436)	(62,497)	(9,611)	(15,556)	(310,104)	(186,854)	(872,454)
Units transferred between Sub-Accounts and to/from the Fixed Account	(673,386)	188	17,350	281,153	17,822	58,281	(32,601)	35,783	108,344	2,718	74,040	449,417

Net increase (decrease)	(2,235,561)	467,304	(57,178)	383,099	(43,847)	141,171	(68,164)	71,120	536,063	(252,155)	622,036	(310,914)

2014 (Continued)	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)
Units purchased	3,159,721	95,133	285,484	28,711	260,814	3,530	156,739	2,481,810	8,747,911	57,181	778,803	189,657
Units withdrawn	(1,777,044)	(605,305)	(73,111)	(301,212)	(48,876)	(4,662)	(1,555,116)	(1,723,424)	(2,123,812)	(245,086)	(144,545)	(1,864,489)
Units transferred between Sub-Accounts and to/from the Fixed Account	337,488	(5,725)	138,110	23,698	95,037	(230,048)	293,784	(439,660)	1,198,471	(21,897)	(8,058)	(308,184)

Net increase (decrease)	1,720,165	(515,897)	350,483	(248,803)	306,975	(231,180)	(1,104,593)	318,726	7,822,570	(209,802)	626,200	(1,983,016)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2014 (Continued)	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account
	(Service Class)	(Class I)	(Service Class I)		(Initial Class)	(Service Class)			(Class I)	(Service Class I)	(Class II)
Units purchased	503,664	18,601	499,122	63,015	213,190	69,538	55,041	107,944	8,552	105,636	5,396	1,177,791
Units withdrawn	(171,038)	(639,531)	(61,207)	(20,585)	(1,864,630)	(31,096)	(2,169)	(8,294)	(60,002)	(20,230)	(27,273)	(363,655)
Units transferred between Sub-Accounts and to/from the Fixed Account	(9,583)	(446,989)	(8,688)	80,984	1,217,346	196,685	8,685	75,276	24,037	74,384	(6,847)	(91,737)

Net increase (decrease)	323,043	(1,067,919)	429,227	123,414	(434,094)	235,127	61,557	174,926	(27,413)	159,790	(28,724)	722,399

2014 (Continued)	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)
Units purchased	45,987	153,348	678,576	3,029,748	212,530	34,425	124,541	234,911	253,861	478,304	7,513	15,422
Units withdrawn	(631,663)	(83,046)	(2,928,444)	(3,496,134)	(176,347)	(216,639)	(51,723)	(3,125,491)	(251,769)	(225,295)	(5)	(161,053)
Units transferred between Sub-Accounts and to/from the Fixed Account	(219,327)	(60,447)	4,870	255,799	217,360	(25,418)	(56,453)	199,970	(237,293)	143,384	13,388	(53,930)

Net increase (decrease)	(805,003)	9,855	(2,244,998)	(210,587)	253,543	(207,632)	16,365	(2,690,610)	(235,201)	396,393	20,896	(199,561)

2014 (Continued)	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	25,568	199,400	2,902,625	174,726	265,332	61,967	499,066	137,956	220,506	388,466	23,779,604	1,108,819
Units withdrawn	(5,445)	(2,312,648)	(739,269)	(1,563,216)	(88,886)	(404,844)	(120,934)	(1,354,190)	(60,278)	(2,675,875)	(5,897,201)	(3,427,384)
Units transferred between Sub-Accounts and to/from the Fixed Account	25,646	(21,353)	95,858	(92,660)	3,590	(133,369)	4,313	(757,578)	(20,103)	641,341	237,791	1,391,006

Net increase (decrease)	45,769	(2,134,601)	2,259,214	(1,481,150)	180,036	(476,246)	382,445	(1,973,812)	140,125	(1,646,068)	18,120,194	(927,559)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2014 (Continued)	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)			(Service)	(Non-Service)
Units purchased	235,714	22,390	80,462	92,892	79,267	75,867	130,086	125,015	78,032	224,984	63,349	189,229
Units withdrawn	(397,531)	(202,229)	(23,888)	(856,820)	(15,694)	(29,229)	(1,149,040)	(28,303)	(45,947)	(62,844)	(28,173)	(2,148,567)
Units transferred between Sub-Accounts and to/from the Fixed Account	423,387	(57,798)	11,424	(120,042)	13,265	(11,495)	(354,024)	(6,729)	25,872	64,908	22,104	(1,147,980)

Net increase (decrease)	261,570	(237,637)	67,998	(883,970)	76,838	35,145	(1,372,978)	89,983	57,957	227,048	57,280	(3,107,318)

2014 (Continued)	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Diversified Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)
Units purchased	-	2,665	-	48,526	147,224	355,765	187,839	54,359	335,724	266,680	137,840	54,499
Units withdrawn	(50)	(177,630)	(39,497)	(16,791)	(1,271,681)	(78,557)	(1,516,613)	(169)	(237,272)	(2,772,974)	(43,201)	(251,619)
Units transferred between Sub-Accounts and to/from the Fixed Account	-	(37,835)	(2,691)	(23,167)	(140,735)	56,289	(16,180)	55,610	95,449	101,500	60,406	18,255

Net increase (decrease)	(50)	(212,800)	(42,188)	8,568	(1,265,192)	333,497	(1,344,954)	109,800	193,901	(2,404,794)	155,045	(178,865)

2014 (Continued)	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)
Units purchased	32,426	33,086	44,680	107,778	116,599
Units withdrawn	(11,124)	(295,371)	(331,394)	(220,544)	(129,576)
Units transferred between Sub-Accounts and to/from the Fixed Account	18,584	(96,410)	(44,507)	143,979	60,726

Net increase (decrease)	39,886	(358,695)	(331,221)	31,213	47,749

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2015 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
BlackRock iShares® Alternatives Strategies V.I. Sub-Account (Class III)
2015[12]	9,053	$9.70 to $9.72	$87,946	0.54%	1.00% to 1.80%	(2.99)% to (2.85)%

BlackRock iShares® Dynamic Allocation V.I. Sub-Account (Class III)
2015[12]	12,314	9.69 to 9.70	119,445	0.62	1.00 to 1.80	(3.14) to (3.00)

BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account (Class III)
2015[12]	39,486	9.79 to 9.81	387,172	4.74	1.00 to 1.80	(2.09) to (1.95)

BlackRock iShares® Equity Appreciation V.I. Sub-Account (Class III)
2015[12]	6,772	9.58 to 9.59	64,955	0.45	1.00 to 1.80	(4.21) to (4.07)

Fidelity® VIP Contrafund® Sub-Account (Initial Class)
2015	11,133,409	19.07 to 27.00	266,752,622	1.01	0.95 to 2.60	(1.91) to (0.28)
2014	12,456,429	19.44 to 27.08	302,421,907	0.91	0.95 to 2.60	9.07 to 10.89
2013	14,691,990	17.82 to 24.42	323,174,155	1.04	0.95 to 2.60	27.92 to 30.05
2012	17,406,780	13.93 to 18.78	295,726,935	1.31	0.95 to 2.60	13.42 to 15.31
2011	19,495,926	12.28 to 16.29	288,716,116	0.99	0.95 to 2.60	(5.02) to (3.45)

Fidelity® VIP Contrafund® Sub-Account (Service Class 2)
2015	4,717,837	9.93 to 18.35	106,079,060	0.86	1.00 to 3.10	(2.65) to (0.66)
2014	4,144,327	18.85 to 23.90	95,084,153	0.80	1.15 to 3.10	8.25 to 10.38
2013	3,677,023	17.42 to 21.66	76,557,019	0.92	1.15 to 3.10	26.96 to 29.46
2012	3,207,664	13.72 to 16.73	51,704,431	1.23	1.15 to 3.10	12.59 to 14.81
2011	2,798,369	12.18 to 14.57	39,394,895	0.90	1.15 to 3.10	(5.75) to (3.89)

Invesco V.I. Diversified Dividend Sub-Account (Series I)
2015	683,000	7.14 to 10.02	6,428,727	1.74	0.95 to 2.60	(0.55) to 1.10
2014	664,091	7.18 to 9.91	6,279,723	1.70	0.95 to 2.60	9.93 to 11.76
2013	721,269	6.53 to 8.87	6,104,301	2.30	0.95 to 2.60	27.67 to 29.80
2012	776,137	5.11 to 6.83	5,099,770	2.15	0.95 to 2.60	15.67 to 17.60
2011	523,132	4.42 to 5.81	2,948,506	0.21	0.95 to 2.60	(4.60) to (3.02)

Invesco V.I. Diversified Dividend Sub-Account (Series II)
2015	1,432,504	6.88 to 9.13	12,233,723	1.59	1.15 to 3.10	(1.29) to 0.65
2014	1,363,565	6.97 to 9.07	11,705,249	1.54	1.15 to 3.10	9.10 to 11.25
2013	980,466	6.39 to 8.15	7,598,236	2.53	1.15 to 3.10	26.78 to 29.27
2012	451,652	5.04 to 6.31	2,711,573	2.01	1.15 to 3.10	14.75 to 17.01
2011	333,745	4.39 to 5.39	1,713,429	0.15	1.15 to 3.10	(5.21) to (3.35)

Invesco V.I. Global Health Care Sub-Account (Series I)
2015	624,469	19.78 to 27.01	15,699,247	-	0.95 to 2.60	0.51 to 2.19
2014	608,001	19.68 to 26.43	15,088,993	-	0.95 to 2.60	16.60 to 18.54
2013	651,848	16.88 to 22.30	13,759,629	0.68	0.95 to 2.60	36.94 to 39.21
2012	674,210	12.33 to 16.02	10,305,929	-	0.95 to 2.60	17.79 to 19.75
2011	724,495	10.47 to 13.38	9,293,422	-	0.95 to 2.60	1.29 to 2.97

Invesco V.I. Global Health Care Sub-Account (Series II)
2015	873,197	19.05 to 25.46	20,829,685	-	1.15 to 3.10	(0.25) to 1.71
2014	567,222	19.10 to 25.03	13,227,333	-	1.15 to 3.10	15.73 to 18.01
2013	426,051	16.50 to 21.21	8,417,378	0.63	1.15 to 3.10	35.89 to 38.56
2012	207,733	12.14 to 15.31	2,983,215	-	1.15 to 3.10	16.91 to 19.22
2011	149,132	10.38 to 12.84	1,819,403	-	1.15 to 3.10	0.56 to 2.54

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Technology Sub-Account (Series I)
2015	527,089	$14.90 to $18.17	$6,455,998	-%	0.95% to 2.60%	4.07% to 5.80%
2014	568,369	14.32 to 17.17	6,828,749	-	0.95 to 2.60	8.20 to 10.00
2013	636,533	13.23 to 15.61	7,412,702	-	0.95 to 2.60	21.93 to 23.96
2012	720,292	10.85 to 12.59	6,889,703	-	0.95 to 2.60	8.42 to 10.22
2011	730,777	10.01 to 11.42	6,441,250	0.18	0.95 to 2.60	(7.49) to (5.95)

Invesco V.I. Technology Sub-Account (Series II)
2015	404,745	14.34 to 21.72	8,025,462	-	1.15 to 3.10	3.31 to 5.34
2014	255,519	13.88 to 20.62	4,754,678	-	1.15 to 3.10	7.44 to 9.56
2013	184,399	12.92 to 18.82	3,108,180	-	1.15 to 3.10	20.98 to 23.36
2012	147,145	10.68 to 15.26	2,006,873	-	1.15 to 3.10	7.64 to 9.76
2011	128,086	9.92 to 13.90	1,545,311	0.09	1.15 to 3.10	(8.20) to (6.40)

Ivy Asset Strategy Sub-Account
2015	1,184,806	9.63 to 10.35	12,900,869	0.34	1.00 to 3.10	(11.15) to (3.72)
2014	1,013,940	11.65 to 12.15	12,222,143	0.44	1.15 to 3.10	(8.16) to (6.35)
2013	477,877	12.68 to 12.97	6,176,973	0.65	1.15 to 3.10	21.31 to 23.70
2012[9]	13,539	10.45 to 10.49	141,873	-	1.15 to 3.10	4.52 to 4.86

MML Aggressive Allocation Sub-Account (Initial Class)
2015	2,429,282	13.22 to 15.07	35,674,422	2.03	0.95 to 2.60	(3.39) to (1.78)
2014	2,616,835	13.68 to 15.35	39,229,153	1.04	0.95 to 2.60	3.13 to 4.85
2013	2,868,990	13.27 to 14.64	41,165,457	1.18	0.95 to 2.60	24.12 to 26.19
2012	3,011,798	10.69 to 11.60	34,331,227	0.79	0.95 to 2.60	12.76 to 14.64
2011	3,238,254	9.48 to 10.12	32,302,257	1.10	0.95 to 2.60	(4.37) to (2.78)

MML Aggressive Allocation Sub-Account (Service Class)
2015	4,734,855	9.79 to 12.62	68,002,165	1.87	1.00 to 3.10	(4.09) to (2.14)
2014	4,248,478	13.16 to 14.89	62,718,592	0.91	1.15 to 3.10	2.39 to 4.41
2013	3,626,442	12.85 to 14.26	51,318,764	1.07	1.15 to 3.10	23.27 to 25.69
2012	3,056,568	10.43 to 11.35	34,458,467	0.59	1.15 to 3.10	11.82 to 14.03
2011	2,912,079	9.32 to 9.95	28,799,109	0.99	1.15 to 3.10	(5.01) to (3.15)

MML Asset Allocation Sub-Account (Initial Class)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.47	0.95 to 2.60	5.12 to 5.68
2011	6,289,066	9.91 to 13.63	79,771,977	2.01	0.95 to 2.60	(0.92) to 0.72

MML Asset Allocation Sub-Account (Service Class)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.29	1.15 to 3.10	4.82 to 5.48
2011	804,129	9.84 to 11.52	8,930,237	1.88	1.15 to 3.10	(1.60) to 0.33

MML Asset Momentum Sub-Account (Service Class I)
2015[12]	14,164	9.71 to 9.72	137,680	-	1.00 to 1.80	(2.90) to (2.76)

MML Balanced Allocation Sub-Account (Initial Class)
2015	8,867,495	12.29 to 14.01	121,174,809	2.69	0.95 to 2.60	(2.92) to (1.30)
2014	10,331,887	12.66 to 14.20	143,643,581	2.08	0.95 to 2.60	2.64 to 4.35
2013	10,642,801	12.34 to 13.61	142,186,556	2.37	0.95 to 2.60	11.55 to 13.40
2012	11,205,798	11.06 to 12.00	132,420,466	1.79	0.95 to 2.60	9.51 to 11.33
2011	10,734,311	10.10 to 10.78	114,225,528	2.50	0.95 to 2.60	(0.88) to 0.77

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Balanced Allocation Sub-Account (Service Class)
2015	32,206,801	$9.81 to $11.75	$427,863,488	2.54%	1.00% to 3.10%	(3.65)% to (1.85)%
2014	31,760,705	12.19 to 13.80	430,980,568	1.89	1.15 to 3.10	1.86 to 3.87
2013	30,040,540	11.97 to 13.28	393,771,762	2.22	1.15 to 3.10	10.74 to 12.92
2012	26,831,944	10.81 to 11.76	312,296,978	1.59	1.15 to 3.10	8.69 to 10.83
2011	23,696,375	9.94 to 10.61	249,534,969	2.39	1.15 to 3.10	(1.55) to 0.38

MML Blend Sub-Account (Initial Class)
2015	3,423,305	15.77 to 21.02	64,229,985	2.13	0.95 to 2.60	(2.49) to (0.87)
2014	3,701,898	16.17 to 21.21	70,408,663	2.06	0.95 to 2.60	8.14 to 9.94
2013	4,217,795	14.95 to 19.29	73,420,884	2.05	0.95 to 2.60	17.23 to 19.18
2012	4,317,094	12.75 to 16.19	63,246,799	2.17	0.95 to 2.60	9.75 to 11.58
2011	3,355,716	11.62 to 14.51	44,001,527	2.06	0.95 to 2.60	2.10 to 3.79

MML Blend Sub-Account (Service Class)
2015	2,627,633	9.88 to 15.18	47,553,483	1.92	1.00 to 3.10	(3.22) to (1.25)
2014	2,181,573	15.68 to 19.45	40,332,905	1.87	1.15 to 3.10	7.33 to 9.45
2013	1,831,090	14.61 to 17.77	30,932,071	1.85	1.15 to 3.10	16.35 to 18.64
2012	1,545,756	12.56 to 14.98	22,114,127	2.00	1.15 to 3.10	8.93 to 11.08
2011	953,110	11.53 to 13.48	12,331,626	1.92	1.15 to 3.10	1.34 to 3.33

MML Blue Chip Growth Sub-Account (Initial Class)
2015	2,020,094	19.54 to 26.19	51,367,155	-	0.95 to 2.60	8.25 to 10.05
2014	2,181,084	18.05 to 23.80	50,643,816	-	0.95 to 2.60	6.33 to 8.09
2013	2,429,887	16.98 to 22.01	52,314,807	0.22	0.95 to 2.60	37.71 to 39.99
2012	2,805,201	12.33 to 15.72	43,183,423	0.09	0.95 to 2.60	15.27 to 17.19
2011	2,798,174	10.70 to 13.42	36,898,036	0.04	0.95 to 2.60	(1.23) to 0.41

MML Blue Chip Growth Sub-Account (Service Class)
2015	1,846,448	10.08 to 18.80	42,473,882	-	1.00 to 3.10	0.80 to 7.37
2014	1,472,126	17.51 to 22.85	31,727,586	-	1.15 to 3.10	5.55 to 7.62
2013	1,165,151	16.59 to 21.23	23,271,863	0.05	1.15 to 3.10	36.70 to 39.39
2012	1,037,043	12.14 to 15.23	14,894,218	-	1.15 to 3.10	14.38 to 16.64
2011	766,782	10.61 to 13.06	9,476,139	-	1.15 to 3.10	(2.01) to (0.08)

MML China Sub-Account
2015	-	-	-	-	-	-
2014[10]	-	12.64 to 14.00	-	-	1.15 to 3.10	(7.04) to (6.46)
2013	231,180	13.59 to 14.97	3,429,680	1.17	1.15 to 3.10	7.85 to 9.97
2012	243,018	12.60 to 13.61	3,282,092	-	1.15 to 3.10	21.42 to 23.82
2011	255,300	10.38 to 10.99	2,790,513	-	1.15 to 3.10	(21.59) to (20.04)

MML Concentrated Growth Sub-Account (Class I)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	1.23	0.95 to 2.60	9.85 to 10.47
2011	1,136,652	8.11 to 10.11	11,060,454	0.60	0.95 to 2.60	(3.28) to (1.67)

MML Concentrated Growth Sub-Account (Service Class I)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	1.71	1.15 to 3.10	9.61 to 10.31
2011	204,461	8.03 to 9.65	1,908,976	0.51	1.15 to 3.10	(4.03) to (2.14)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Concentrated Growth Sub-Account (Class II)
2015	-	$-	$-	-%	-%	-%
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.24	1.18 to 1.65	10.27 to 10.44
2011	411,298	6.09 to 8.06	3,264,784	0.70	1.18 to 1.65	(2.39) to (1.93)

MML Conservative Allocation Sub-Account (Initial Class)
2015	7,080,010	12.22 to 13.93	96,367,633	2.82	0.95 to 2.60	(2.94) to (1.32)
2014	7,885,223	12.59 to 14.11	109,151,802	2.42	0.95 to 2.60	2.43 to 4.13
2013	8,989,816	12.29 to 13.55	119,758,501	2.26	0.95 to 2.60	8.46 to 10.27
2012	10,131,983	11.33 to 12.29	122,720,414	1.90	0.95 to 2.60	8.54 to 10.35
2011	9,171,714	10.44 to 11.14	101,065,583	2.87	0.95 to 2.60	(0.06) to 1.60

MML Conservative Allocation Sub-Account (Service Class)
2015	25,757,742	9.81 to 11.65	338,660,784	2.68	1.00 to 3.10	(3.67) to (1.89)
2014	25,495,514	12.09 to 13.68	342,106,894	2.27	1.15 to 3.10	1.63 to 3.63
2013	25,176,788	11.90 to 13.20	327,041,221	2.13	1.15 to 3.10	7.68 to 9.80
2012	24,887,854	11.05 to 12.03	295,572,709	1.75	1.15 to 3.10	7.75 to 9.87
2011	21,317,023	10.25 to 10.94	231,276,991	2.72	1.15 to 3.10	(0.83) to 1.12

MML Core Allocation Sub-Account
2015	59,347,906	9.78 to 12.14	807,083,244	1.36	1.00 to 3.10	(4.14) to (2.20)
2014	49,390,998	12.67 to 14.22	690,585,391	1.01	1.15 to 3.10	4.75 to 6.81
2013	41,568,428	12.09 to 13.31	546,136,756	1.34	1.15 to 3.10	14.69 to 16.95
2012	37,237,588	10.54 to 11.38	419,693,886	1.53	1.15 to 3.10	8.28 to 10.42
2011	34,592,331	9.74 to 10.31	354,087,519	1.50	1.15 to 3.10	(3.20) to (1.30)

MML Dynamic Bond Sub-Account
2015[12]	28,823	9.82 to 9.84	283,543	0.36	1.00 to 1.80	(1.75) to (1.61)

MML Emerging Growth Sub-Account (Initial Class)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	-	0.95 to 2.60	6.06 to 6.63
2011	644,221	8.39 to 10.45	6,125,625	-	0.95 to 2.60	(8.94) to (7.43)

MML Emerging Growth Sub-Account (Service Class)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	-	1.15 to 3.10	5.80 to 6.47
2011	109,230	8.32 to 11.32	1,148,016	-	1.15 to 3.10	(9.62) to (7.84)

MML Enhanced Index Core Equity Sub-Account (Initial Class)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.07	0.95 to 2.60	7.99 to 8.57
2011	690,481	10.05 to 12.41	8,223,620	1.34	0.95 to 2.60	(0.05) to 1.60

MML Enhanced Index Core Equity Sub-Account (Service Class)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	1.93	1.15 to 3.10	7.73 to 8.41
2011	60,791	9.96 to 12.01	696,553	1.33	1.15 to 3.10	(0.80) to 1.15

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Sub-Account (Initial Class)
2015	1,601,017	$14.47 to $19.34	$26,423,971	2.07%	0.95% to 2.60%	(5.91)% to (4.34)%
2014	1,634,838	15.38 to 20.22	28,424,843	1.55	0.95 to 2.60	8.70 to 10.51
2013	1,844,640	14.15 to 18.30	29,267,983	1.90	0.95 to 2.60	29.85 to 32.01
2012	1,987,760	10.90 to 13.86	24,026,996	1.94	0.95 to 2.60	13.06 to 14.95
2011	2,182,265	9.64 to 12.06	23,062,270	1.55	0.95 to 2.60	(6.22) to (4.67)

MML Equity Sub-Account (Service Class)
2015	4,116,196	9.78 to 13.93	69,099,138	1.93	1.00 to 3.10	(6.61) to (2.23)
2014	3,187,318	14.92 to 18.47	56,685,723	1.44	1.15 to 3.10	7.89 to 10.02
2013	2,561,118	13.83 to 16.79	41,590,626	1.79	1.15 to 3.10	28.89 to 31.42
2012	2,105,350	10.73 to 12.78	26,072,701	1.82	1.15 to 3.10	12.22 to 14.43
2011	1,698,716	9.56 to 11.16	18,493,513	1.56	1.15 to 3.10	(6.92) to (5.09)

MML Equity Income Sub-Account (Initial Class)
2015	10,985,217	14.32 to 19.10	192,181,207	1.87	0.95 to 2.60	(9.27) to (7.76)
2014	11,854,386	15.78 to 20.71	226,496,101	1.65	0.95 to 2.60	4.78 to 6.53
2013	13,837,402	15.06 to 19.44	249,236,212	1.85	0.95 to 2.60	26.60 to 28.70
2012	16,354,064	11.90 to 15.11	229,600,031	2.08	0.95 to 2.60	14.30 to 16.21
2011	18,960,477	10.41 to 13.00	229,796,001	1.64	0.95 to 2.60	(3.34) to (1.73)

MML Equity Income Sub-Account (Service Class)
2015	3,753,254	9.76 to 13.79	63,274,981	1.70	1.00 to 3.10	(9.94) to (2.36)
2014	3,466,040	15.31 to 18.98	63,759,105	1.53	1.15 to 3.10	3.96 to 6.00
2013	3,142,997	14.72 to 17.90	54,594,084	1.74	1.15 to 3.10	25.59 to 28.07
2012	2,901,070	11.72 to 13.98	39,414,680	1.95	1.15 to 3.10	13.48 to 15.72
2011	2,621,539	10.33 to 12.08	30,894,898	1.55	1.15 to 3.10	(3.99) to (2.10)

MML Equity Index Sub-Account (Class I)
2015	3,284,749	15.78 to 20.86	55,127,031	1.43	0.95 to 2.60	(1.60) to 0.04
2014	3,771,208	16.03 to 20.85	63,394,024	1.31	0.95 to 2.60	10.27 to 12.11
2013	4,839,127	14.54 to 18.60	72,466,471	1.57	0.95 to 2.60	28.46 to 30.60
2012	5,403,301	11.32 to 14.24	62,182,405	1.53	0.95 to 2.60	12.51 to 14.38
2011	5,784,434	10.06 to 12.45	58,648,895	1.59	0.95 to 2.60	(0.89) to 0.75

MML Equity Index Sub-Account (Service Class I)
2015	2,034,531	15.18 to 19.71	38,684,734	1.52	1.15 to 3.10	(2.37) to (0.45)
2014	1,676,974	15.55 to 19.80	32,077,604	1.39	1.15 to 3.10	9.47 to 11.62
2013	1,247,747	14.21 to 17.73	21,445,777	1.75	1.15 to 3.10	27.48 to 29.99
2012	775,190	11.14 to 13.64	10,229,251	1.61	1.15 to 3.10	11.69 to 13.89
2011	534,034	9.98 to 11.98	6,232,304	1.88	1.15 to 3.10	(1.62) to 0.31

MML Equity Rotation Sub-Account (Service Class I)
2015[12]	2,973	9.93 to 9.95	29,575	0.02	1.00 to 1.80	(0.65) to (0.51)

MML Focused Equity Sub-Account
2015	457,854	13.00 to 14.07	6,339,348	1.40	0.95 to 3.10	(11.93) to (10.02)
2014	421,316	14.76 to 15.64	6,514,390	0.35	0.95 to 3.10	8.56 to 10.91
2013	297,902	13.60 to 14.10	4,170,618	-	0.95 to 3.10	33.45 to 36.34
2012[8]	49,307	10.19 to 10.34	509,252	1.07	0.95 to 3.10	1.92 to 3.39

MML Foreign Sub-Account (Initial Class)
2015	12,120,917	11.63 to 15.22	169,934,072	2.76	0.95 to 2.60	(6.63) to (5.08)
2014	13,092,793	12.46 to 16.03	195,299,310	2.17	0.95 to 2.60	(9.36) to (7.85)
2013	13,526,887	13.75 to 17.40	220,469,245	1.91	0.95 to 2.60	17.70 to 19.66
2012	15,144,640	11.68 to 14.54	207,295,093	2.19	0.95 to 2.60	16.00 to 17.94
2011	16,928,167	10.07 to 12.33	197,252,278	1.84	0.95 to 2.60	(12.21) to (10.75)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Foreign Sub-Account (Service Class)
2015	831,677	$9.41 to $11.20	$11,398,372	2.71%	1.00% to 3.10%	(7.42)% to (5.87)%
2014	758,704	12.10 to 15.21	11,092,542	2.28	1.15 to 3.10	(9.90) to (8.13)
2013	523,577	13.43 to 16.55	8,346,697	1.71	1.15 to 3.10	16.74 to 19.04
2012	503,548	11.50 to 13.91	6,757,665	1.98	1.15 to 3.10	15.11 to 17.38
2011	492,096	9.99 to 11.85	5,616,118	1.76	1.15 to 3.10	(12.87) to (11.15)

MML Fundamental Growth Sub-Account
2015	196,105	13.47 to 14.58	2,797,767	0.58	0.95 to 3.10	2.68 to 4.91
2014	154,689	13.12 to 13.89	2,130,004	0.67	0.95 to 3.10	7.43 to 9.77
2013	93,132	12.21 to 12.66	1,173,384	-	0.95 to 3.10	27.96 to 30.73
2012[8]	41,068	9.54 to 9.68	397,161	1.33	0.95 to 3.10	(4.56) to (3.19)

MML Fundamental Value Sub-Account
2015	519,426	12.91 to 13.97	7,073,271	1.04	0.95 to 3.10	(6.14) to (4.10)
2014	353,394	13.76 to 14.57	5,086,093	1.62	0.95 to 3.10	7.59 to 9.93
2013	178,468	12.79 to 13.25	2,348,467	1.37	0.95 to 3.10	26.57 to 29.32
2012[8]	22,517	10.10 to 10.25	230,294	0.65	0.95 to 3.10	1.03 to 2.49

MML Global Sub-Account (Class I)
2015	447,293	11.66 to 14.45	6,410,226	1.14	0.95 to 2.60	(3.89) to (2.29)
2014	437,602	12.14 to 14.79	6,546,924	0.83	0.95 to 2.60	1.28 to 2.97
2013	465,015	11.98 to 14.37	6,771,568	1.10	0.95 to 2.60	24.85 to 26.93
2012	522,661	9.60 to 11.32	5,999,054	1.00	0.95 to 2.60	20.51 to 22.52
2011	593,534	7.96 to 9.24	5,558,265	0.92	0.95 to 2.60	(6.69) to (5.14)

MML Global Sub-Account (Service Class I)
2015	737,898	9.69 to 11.27	10,640,884	0.73	1.00 to 3.10	(4.63) to (3.09)
2014	617,706	11.82 to 16.00	9,217,394	0.74	1.15 to 3.10	0.41 to 2.39
2013	457,916	11.77 to 15.63	6,657,557	1.11	1.15 to 3.10	24.04 to 26.48
2012	321,653	9.49 to 12.36	3,704,705	0.95	1.15 to 3.10	19.58 to 21.94
2011	246,155	7.93 to 10.13	2,329,571	1.06	1.15 to 3.10	(7.49) to (5.67)

MML Global Sub-Account (Class II)
2015	272,832	8.42 to 11.29	3,042,505	1.13	1.18 to 1.65	(2.97) to (2.51)
2014	288,783	8.64 to 11.63	3,342,024	0.86	1.18 to 1.65	2.30 to 2.78
2013	317,507	8.40 to 11.37	3,611,137	1.15	1.18 to 1.65	26.24 to 26.83
2012	364,723	6.63 to 9.01	3,298,269	1.02	1.18 to 1.65	21.76 to 22.33
2011	395,842	5.42 to 7.40	2,961,168	0.95	1.18 to 1.65	(5.72) to (5.28)

MML Growth Sub-Account
2015	7,525,113	9.97 to 14.75	125,050,050	0.69	1.00 to 3.10	(0.32) to 3.16
2014	6,902,832	14.30 to 16.05	109,470,640	0.44	1.15 to 3.10	4.70 to 6.76
2013	6,180,433	13.66 to 15.04	92,057,974	0.32	1.15 to 3.10	25.61 to 28.08
2012	5,543,162	10.87 to 11.74	64,643,217	0.20	1.15 to 3.10	13.82 to 16.06
2011	4,784,094	9.95 to 10.12	48,190,657	0.27	1.15 to 3.10	(7.64) to (5.82)

MML Growth & Income Sub-Account (Initial Class)
2015	3,828,340	13.28 to 21.28	75,205,174	1.15	0.95 to 2.60	(2.09) to (0.46)
2014	4,400,717	13.56 to 21.37	86,865,215	1.13	0.95 to 2.60	8.33 to 10.14
2013	5,205,720	12.52 to 19.41	93,410,100	1.31	0.95 to 2.60	29.13 to 31.28
2012	6,192,405	9.70 to 14.78	84,998,489	1.23	0.95 to 2.60	16.42 to 18.36
2011	7,414,172	8.33 to 12.49	86,270,822	1.07	0.95 to 2.60	(4.35) to (2.76)

MML Growth & Income Sub-Account (Service Class)
2015	1,200,044	9.87 to 12.78	18,797,162	0.97	1.00 to 3.10	(2.88) to (1.31)
2014	1,176,690	13.16 to 16.72	18,933,070	0.96	1.15 to 3.10	7.55 to 9.67
2013	1,166,835	12.23 to 15.25	17,146,509	1.16	1.15 to 3.10	28.17 to 30.69
2012	1,104,552	9.54 to 11.67	12,390,049	1.06	1.15 to 3.10	15.67 to 17.95
2011	1,058,666	8.25 to 9.89	10,086,318	0.81	1.15 to 3.10	(5.12) to (3.25)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Growth Allocation Sub-Account (Initial Class)
2015	39,202,730	$12.89 to $14.70	$560,532,042	2.39%	0.95% to 2.60%	(3.26)% to (1.65)%
2014	42,425,478	13.33 to 14.95	619,156,981	1.54	0.95 to 2.60	3.05 to 4.77
2013	44,670,476	12.93 to 14.27	624,211,889	1.74	0.95 to 2.60	19.49 to 21.48
2012	46,165,877	10.82 to 11.74	532,867,447	1.34	0.95 to 2.60	11.55 to 13.41
2011	48,847,811	9.70 to 10.35	498,767,098	1.79	0.95 to 2.60	(2.96) to (1.35)

MML Growth Allocation Sub-Account (Service Class)
2015	71,299,878	9.80 to 12.32	1,003,379,241	2.18	1.00 to 3.10	(3.99) to (2.01)
2014	71,855,229	12.83 to 14.52	1,034,896,421	1.33	1.15 to 3.10	2.33 to 4.35
2013	72,065,816	12.54 to 13.92	995,707,950	1.54	1.15 to 3.10	18.52 to 20.85
2012	72,289,378	10.58 to 11.51	827,154,465	1.12	1.15 to 3.10	10.78 to 12.97
2011	73,505,066	9.55 to 10.19	745,395,511	1.59	1.15 to 3.10	(3.66) to (1.76)

MML High Yield Sub-Account
2015	1,708,634	12.14 to 13.72	22,858,526	6.47	0.95 to 3.10	(4.40) to (2.32)
2014	1,560,077	12.70 to 14.04	21,478,224	6.68	0.95 to 3.10	(2.36) to (0.24)
2013	1,306,534	13.01 to 14.08	18,128,143	6.54	0.95 to 3.10	7.22 to 9.55
2012	1,085,391	12.13 to 12.85	13,801,448	6.69	0.95 to 3.10	12.97 to 15.43
2011	536,417	10.74 to 11.13	5,936,058	8.12	0.95 to 3.10	2.55 to 4.78

MML Income & Growth Sub-Account (Initial Class)
2015	1,502,734	13.25 to 18.01	25,603,280	1.87	0.95 to 2.60	(2.66) to (1.04)
2014	1,653,002	13.61 to 18.19	28,843,278	1.83	0.95 to 2.60	6.42 to 8.19
2013	1,860,634	12.79 to 16.82	30,192,561	1.73	0.95 to 2.60	21.42 to 23.44
2012	2,167,378	10.53 to 13.62	28,645,774	1.07	0.95 to 2.60	9.08 to 10.90
2011	2,439,030	9.65 to 12.29	29,282,329	2.97	0.95 to 2.60	2.90 to 4.61

MML Income & Growth Sub-Account (Service Class)
2015	1,085,648	9.95 to 12.75	16,899,723	1.72	1.00 to 3.10	(3.39) to (0.53)
2014	1,011,346	13.20 to 16.61	16,129,967	1.62	1.15 to 3.10	5.64 to 7.72
2013	994,981	12.50 to 15.42	14,770,986	1.65	1.15 to 3.10	20.43 to 22.80
2012	933,574	10.38 to 12.56	11,286,331	0.97	1.15 to 3.10	8.31 to 10.45
2011	768,330	9.58 to 11.37	8,465,086	3.25	1.15 to 3.10	2.19 to 4.19

MML Inflation-Protected and Income Sub-Account (Initial Class)
2015	14,833,791	10.66 to 13.91	185,830,534	1.10	0.95 to 2.60	(4.04) to (2.44)
2014	16,795,402	11.10 to 14.25	216,581,290	2.78	0.95 to 2.60	0.80 to 2.47
2013	19,486,012	11.02 to 13.91	246,238,361	1.87	0.95 to 2.60	(11.03) to (9.55)
2012	18,712,193	12.38 to 15.38	263,095,519	3.17	0.95 to 2.60	4.14 to 5.88
2011	18,961,515	11.89 to 14.53	252,810,664	4.91	0.95 to 2.60	10.59 to 12.42

MML Inflation-Protected and Income Sub-Account (Service Class)
2015	3,940,287	9.85 to 10.26	47,814,632	1.01	1.00 to 3.10	(4.65) to (1.48)
2014	4,155,232	10.76 to 12.79	51,983,336	2.59	1.15 to 3.10	0.01 to 1.98
2013	4,390,433	10.75 to 12.54	53,901,458	1.61	1.15 to 3.10	(11.73) to (9.99)
2012	4,794,866	12.18 to 13.93	65,435,595	3.04	1.15 to 3.10	3.39 to 5.43
2011	3,620,696	11.78 to 13.21	47,025,550	4.75	1.15 to 3.10	9.71 to 11.86

MML International Sub-Account
2015	4,780,197	9.50 to 10.02	54,170,932	0.91	1.00 to 3.10	(7.84) to (5.01)
2014	4,135,338	10.87 to 12.20	50,004,159	0.85	1.15 to 3.10	(6.05) to (4.20)
2013	3,738,945	11.57 to 12.74	47,268,002	0.93	1.15 to 3.10	17.40 to 19.71
2012	3,569,633	9.85 to 10.64	37,758,692	1.34	1.15 to 3.10	13.79 to 16.04
2011	3,404,524	8.66 to 9.17	31,094,246	1.38	1.15 to 3.10	(16.97) to (15.33)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML International Equity Sub-Account
2015	162,216	$8.31 to $8.61	$1,395,293	0.23%	0.95% to 3.10%	(8.00)% to (5.99)%
2014[11]	20,896	9.03 to 9.16	190,977	3.45	0.95 to 3.10	(9.69) to (8.38)

MML Large Cap Growth Sub-Account (Initial Class)
2015	972,773	14.37 to 18.68	16,674,788	-	0.95 to 2.60	2.42 to 4.13
2014	1,128,291	14.03 to 17.94	18,705,751	-	0.95 to 2.60	6.70 to 8.48
2013	1,327,852	13.15 to 16.54	20,390,085	0.38	0.95 to 2.60	30.11 to 32.28
2012	1,564,103	10.11 to 12.50	18,300,404	0.06	0.95 to 2.60	12.83 to 14.71
2011	1,823,610	8.96 to 10.90	18,763,121	0.22	0.95 to 2.60	(6.16) to (4.60)

MML Large Cap Growth Sub-Account (Service Class)
2015	208,322	9.98 to 13.81	3,500,375	-	1.00 to 3.10	(0.18) to 1.60
2014	160,324	13.59 to 18.79	2,726,044	-	1.15 to 3.10	5.89 to 7.98
2013	114,555	12.84 to 17.40	1,849,015	0.17	1.15 to 3.10	29.17 to 31.71
2012	116,796	9.94 to 13.21	1,439,253	-	1.15 to 3.10	11.88 to 14.09
2011	109,000	8.88 to 11.58	1,176,635	0.13	1.15 to 3.10	(6.75) to (4.92)

MML Managed Bond Sub-Account (Initial Class)
2015	10,976,835	12.19 to 16.70	162,466,573	2.80	0.95 to 2.60	(3.30) to (1.69)
2014	12,348,052	12.61 to 16.99	186,531,226	3.21	0.95 to 2.60	3.72 to 5.45
2013	14,482,653	12.15 to 16.11	207,924,619	3.09	0.95 to 2.60	(4.16) to (2.57)
2012	15,410,206	12.68 to 16.54	228,561,315	2.85	0.95 to 2.60	3.05 to 4.77
2011	15,759,632	12.31 to 15.78	224,363,765	3.59	0.95 to 2.60	4.56 to 6.30

MML Managed Bond Sub-Account (Service Class)
2015	17,304,346	9.80 to 11.74	240,006,415	2.65	1.00 to 3.10	(4.02) to (2.00)
2014	14,847,678	12.23 to 14.58	211,214,644	3.01	1.15 to 3.10	2.95 to 4.98
2013	12,588,464	11.88 to 13.89	171,044,531	2.89	1.15 to 3.10	(4.88) to (3.01)
2012	9,990,702	12.49 to 14.32	140,101,627	2.71	1.15 to 3.10	2.28 to 4.30
2011	7,040,175	12.21 to 13.73	94,975,383	3.62	1.15 to 3.10	3.79 to 5.82

MML Managed Volatility Sub-Account (Initial Class)
2015	8,921,793	12.34 to 17.47	134,713,231	1.76	0.95 to 2.60	0.36 to 2.03
2014	10,415,964	12.30 to 17.13	155,246,368	0.70	0.95 to 2.60	1.72 to 3.41
2013	11,897,114	12.09 to 16.56	172,435,223	1.36	0.95 to 2.60	14.81 to 16.72
2012	13,181,415	10.53 to 14.19	164,504,991	0.70	0.95 to 2.60	10.25 to 12.09
2011	14,733,848	9.55 to 12.66	164,761,302	0.89	0.95 to 2.60	(6.36) to (4.80)

MML Managed Volatility Sub-Account (Service Class)
2015	2,279,987	10.01 to 11.88	33,182,620	1.56	1.00 to 3.10	(0.38) to 0.08
2014	2,201,134	11.93 to 15.09	31,811,816	0.50	1.15 to 3.10	0.96 to 2.95
2013	2,021,098	11.81 to 14.66	28,423,102	1.22	1.15 to 3.10	13.95 to 16.20
2012	1,865,934	10.37 to 12.62	22,660,764	0.52	1.15 to 3.10	9.43 to 11.59
2011	1,695,102	9.47 to 11.31	18,508,331	0.73	1.15 to 3.10	(7.06) to (5.23)

MML Mid Cap Growth Sub-Account (Initial Class)
2015	2,771,617	18.95 to 34.35	83,239,769	-	0.95 to 2.60	4.04 to 5.77
2014	3,031,695	18.21 to 32.48	86,456,212	-	0.95 to 2.60	10.36 to 12.20
2013	3,507,941	16.50 to 28.95	89,492,551	0.28	0.95 to 2.60	33.18 to 35.40
2012	4,084,022	12.39 to 21.38	76,986,779	-	0.95 to 2.60	10.86 to 12.70
2011	4,598,915	11.18 to 18.97	77,589,734	-	0.95 to 2.60	(3.76) to (2.16)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Mid Cap Growth Sub-Account (Service Class)
2015	3,224,695	$10.01 to $18.14	$66,933,690	-%	1.00 % to 3.10%	0.15 % to 3.34%
2014	2,832,646	17.56 to 20.32	56,441,424	-	1.15 to 3.10	9.48 to 11.64
2013	2,450,201	16.04 to 18.20	43,871,224	0.11	1.15 to 3.10	32.24 to 34.84
2012	2,190,642	12.13 to 13.50	29,147,615	-	1.15 to 3.10	10.00 to 12.17
2011	1,915,892	11.02 to 12.03	22,800,700	-	1.15 to 3.10	(4.56) to (2.68)

MML Mid Cap Value Sub-Account (Initial Class)
2015	7,429,027	19.64 to 27.63	180,891,281	1.89	0.95 to 2.60	(3.98) to (2.39)
2014	8,232,329	20.45 to 28.31	206,551,247	1.55	0.95 to 2.60	13.67 to 15.56
2013	10,206,141	17.99 to 24.49	221,850,251	1.79	0.95 to 2.60	27.08 to 29.20
2012	12,245,799	14.16 to 18.96	206,543,288	1.63	0.95 to 2.60	13.70 to 15.60
2011	14,229,126	12.45 to 16.40	208,457,298	2.00	0.95 to 2.60	(3.19) to (1.58)

MML Mid Cap Value Sub-Account (Service Class)
2015	1,457,283	9.82 to 18.92	32,963,955	1.74	1.00 to 3.10	(4.60) to (1.84)
2014	1,276,338	19.83 to 24.28	30,013,636	1.46	1.15 to 3.10	12.78 to 15.00
2013	1,136,213	17.58 to 21.12	23,342,636	1.71	1.15 to 3.10	26.14 to 28.62
2012	1,012,000	13.94 to 16.42	16,238,751	1.50	1.15 to 3.10	12.81 to 15.03
2011	928,233	12.36 to 14.27	12,971,856	1.98	1.15 to 3.10	(3.83) to (1.94)

MML Moderate Allocation Sub-Account (Initial Class)
2015	25,711,819	12.60 to 14.37	360,342,353	2.32	0.95 to 2.60	(3.19) to (1.58)
2014	28,756,509	13.02 to 14.60	410,825,527	1.67	0.95 to 2.60	2.90 to 4.62
2013	30,402,577	12.65 to 13.96	416,511,831	1.78	0.95 to 2.60	14.55 to 16.46
2012	31,579,198	11.05 to 11.98	372,518,830	1.48	0.95 to 2.60	10.26 to 12.10
2011	32,034,871	10.02 to 10.69	338,075,562	2.01	0.95 to 2.60	(1.59) to 0.05

MML Moderate Allocation Sub-Account (Service Class)
2015	141,229,826	9.81 to 12.04	1,923,028,021	2.19	1.00 to 3.10	(3.89) to (1.94)
2014	128,325,915	12.53 to 14.18	1,790,797,570	1.54	1.15 to 3.10	2.15 to 4.16
2013	110,205,721	12.26 to 13.61	1,480,632,767	1.65	1.15 to 3.10	13.79 to 16.03
2012	91,317,577	10.78 to 11.73	1,060,350,289	1.32	1.15 to 3.10	9.37 to 11.53
2011	74,736,598	9.86 to 10.52	780,265,203	1.94	1.15 to 3.10	(2.34) to (0.42)

MML Money Market Sub-Account
2015	8,011,374	8.06 to 9.45	74,519,144	0.01	0.95 to 3.10	(3.05) to (0.94)
2014	8,873,464	8.32 to 9.54	83,454,199	-	0.95 to 3.10	(3.05) to (0.94)
2013	9,801,023	8.58 to 9.63	93,332,847	-	0.95 to 3.10	(3.05) to (0.94)
2012	11,036,824	8.85 to 9.73	106,290,084	-	0.95 to 3.10	(3.06) to (0.95)
2011	3,170,627	9.13 to 9.82	30,897,202	-	0.95 to 3.10	(3.04) to (0.94)

MML NASDAQ-100® Sub-Account (Initial Class)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.43	1.15 to 2.60	15.06 to 15.61
2011	384,563	12.54 to 15.89	3,557,275	0.27	1.15 to 2.60	0.49 to 1.95

MML NASDAQ-100® Sub-Account (Service Class)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.20	1.15 to 3.10	14.79 to 15.51
2011	148,981	12.44 to 15.75	2,209,409	0.14	1.15 to 3.10	(0.26) to 1.70

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Short-Duration Bond Sub-Account
2015	1,981,811	$9.40 to $10.61	$20,479,215	2.08%	0.95% to 3.10%	(2.40)% to (0.28)%
2014	2,003,739	9.63 to 10.64	20,882,733	2.22	0.95 to 3.10	(1.97) to (0.16)
2013	1,742,169	9.82 to 10.62	18,205,464	1.76	0.95 to 3.10	(2.34) to (0.21)
2012	1,649,121	10.05 to 10.65	17,356,249	1.84	0.95 to 3.10	(0.38) to 1.79
2011	1,063,389	10.09 to 10.46	11,044,515	1.56	0.95 to 3.10	0.18 to 2.35

MML Small Cap Equity Sub-Account (Initial Class)
2015	1,338,615	15.98 to 22.34	29,368,550	0.83	0.95 to 2.60	(8.06) to (6.53)
2014	1,505,670	17.38 to 23.90	35,426,070	0.96	0.95 to 2.60	9.28 to 11.10
2013	1,743,307	15.91 to 21.52	36,933,468	0.99	0.95 to 2.60	37.41 to 39.69
2012	2,048,072	11.58 to 15.40	31,069,642	-	0.95 to 2.60	15.34 to 17.26
2011	2,194,142	10.04 to 13.13	28,488,974	0.92	0.95 to 2.60	(4.68) to (3.10)

MML Small Cap Equity Sub-Account (Service Class)
2015	582,740	9.94 to 15.36	11,155,140	0.68	1.00 to 3.10	(8.74) to (0.56)
2014	478,791	16.83 to 22.04	9,915,611	0.82	1.15 to 3.10	8.46 to 10.60
2013	410,793	15.52 to 19.93	7,673,630	0.89	1.15 to 3.10	36.38 to 39.07
2012	337,377	11.38 to 14.33	4,544,763	-	1.15 to 3.10	14.47 to 16.73
2011	269,209	9.94 to 12.27	3,090,217	0.79	1.15 to 3.10	(5.39) to (3.53)

MML Small Cap Index Sub-Account (Initial Class)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.91	0.95 to 2.60	6.86 to 7.43
2011	1,512,353	11.58 to 15.99	23,431,494	0.69	0.95 to 2.60	(2.03) to (0.40)

MML Small Cap Index Sub-Account (Service Class)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.64	1.15 to 3.10	6.59 to 7.27
2011	347,455	11.48 to 14.53	4,804,483	0.55	1.15 to 3.10	(2.79) to (0.88)

MML Small Cap Growth Equity Sub-Account (Initial Class)
2015	5,264,907	17.68 to 26.30	120,557,605	-	0.95 to 2.60	(7.53) to (6.00)
2014	5,651,800	19.12 to 27.97	138,833,967	-	0.95 to 2.60	3.18 to 4.90
2013	6,535,770	18.53 to 26.67	154,118,882	-	0.95 to 2.60	44.71 to 47.11
2012	8,656,411	12.80 to 18.13	139,227,232	-	0.95 to 2.60	10.49 to 12.34
2011	9,782,054	11.59 to 16.14	140,573,604	-	0.95 to 2.60	(7.66) to (6.13)

MML Small Cap Growth Equity Sub-Account (Service Class)
2015	511,015	9.75 to 17.01	11,374,847	-	1.00 to 3.10	(8.22) to (2.48)
2014	417,805	18.54 to 25.22	9,976,697	-	1.15 to 3.10	2.41 to 4.43
2013	340,967	18.10 to 24.15	7,870,821	-	1.15 to 3.10	43.63 to 46.45
2012	369,913	12.60 to 16.49	5,836,807	-	1.15 to 3.10	9.66 to 11.83
2011	361,674	11.49 to 14.75	5,119,783	-	1.15 to 3.10	(8.35) to (6.55)

MML Small Company Value Sub-Account
2015	504,061	9.56 to 18.01	10,034,823	0.14	1.00 to 3.10	(8.53) to (4.44)
2014	456,849	19.69 to 21.89	9,900,024	-	1.15 to 3.10	(2.82) to (0.91)
2013	421,704	20.26 to 22.09	9,236,071	1.09	1.15 to 3.10	27.34 to 29.84
2012	348,094	15.91 to 17.01	5,885,678	-	1.15 to 3.10	11.47 to 13.67
2011	246,026	14.28 to 14.97	3,662,574	-	1.15 to 3.10	(4.56) to (2.68)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small/Mid Cap Value Sub-Account (Initial Class)
2015	6,739,936	$16.06 to $27.37	$133,194,000	0.71%	0.95% to 2.60%	(7.96)% to (6.43)%
2014	7,251,421	17.45 to 29.25	154,625,554	0.61	0.95 to 2.60	6.64 to 8.41
2013	8,624,399	16.36 to 26.98	170,219,254	0.70	0.95 to 2.60	34.64 to 36.88
2012	10,739,221	12.15 to 19.71	155,142,178	0.71	0.95 to 2.60	16.00 to 17.93
2011	12,882,132	10.48 to 16.71	158,261,829	0.58	0.95 to 2.60	(9.87) to (8.37)

MML Small/Mid Cap Value Sub-Account (Service Class)
2015	858,472	9.66 to 15.46	15,923,597	0.50	1.00 to 3.10	(8.62) to (3.44)
2014	769,745	16.92 to 20.65	15,481,539	0.47	1.15 to 3.10	5.83 to 7.91
2013	679,762	15.99 to 19.14	12,724,322	0.55	1.15 to 3.10	33.61 to 36.24
2012	632,734	11.97 to 14.05	8,713,435	0.52	1.15 to 3.10	15.15 to 17.42
2011	601,564	10.39 to 11.96	7,068,316	0.43	1.15 to 3.10	(10.52) to (8.76)

MML Special Situations Sub-Account (Service Class I)
2015[12]	10,346	9.55 to 9.56	98,920	-	1.00 to 1.80	(4.52) to (4.38)

MML Strategic Emerging Markets Sub-Account
2015	844,443	7.90 to 9.51	7,591,791	0.86	1.00 to 3.10	(16.97) to (4.95)
2014	776,093	9.51 to 10.68	8,249,934	0.05	1.15 to 3.10	(8.51) to (6.71)
2013	718,136	10.40 to 11.45	8,187,642	-	1.15 to 3.10	(9.59) to (7.81)
2012	637,774	11.50 to 12.42	7,885,001	0.17	1.15 to 3.10	12.36 to 14.58
2011	597,749	10.24 to 10.84	6,454,925	0.02	1.15 to 3.10	(24.81) to (23.33)

MML Total Return Bond Sub-Account
2015	1,533,107	9.61 to 10.39	15,732,127	3.17	0.95 to 3.10	(3.10) to (0.99)
2014	1,242,579	9.91 to 10.50	12,917,884	1.77	0.95 to 3.10	1.24 to 3.44
2013	1,015,531	9.79 to 10.15	10,236,134	2.07	0.95 to 3.10	(4.84) to (2.78)
2012[8]	493,216	10.29 to 10.44	5,135,023	1.41	0.95 to 3.10	2.89 to 4.38

Oppenheimer Capital Appreciation Sub-Account (Service)
2015	719,485	14.24 to 18.74	12,694,135	-	1.15 to 3.10	0.12 to 2.09
2014	559,805	14.22 to 18.35	9,721,734	0.18	1.15 to 3.10	11.61 to 13.81
2013	502,525	12.74 to 16.13	7,690,025	0.75	1.15 to 3.10	25.48 to 27.95
2012	496,365	10.15 to 12.60	5,913,426	0.39	1.15 to 3.10	10.33 to 12.50
2011	408,980	9.20 to 11.20	4,351,356	0.11	1.15 to 3.10	(4.38) to (2.50)

Oppenheimer Capital Appreciation Sub-Account (Non-Service)
2015	11,140,031	14.79 to 19.38	204,161,032	0.09	0.95 to 2.60	0.89 to 2.56
2014	12,954,342	14.67 to 18.90	232,982,208	0.46	0.95 to 2.60	12.45 to 14.32
2013	16,061,660	13.04 to 16.53	254,026,382	0.99	0.95 to 2.60	26.41 to 28.51
2012	19,273,489	10.32 to 12.86	238,081,589	0.65	0.95 to 2.60	11.18 to 13.04
2011	21,730,471	9.28 to 11.38	238,226,629	0.37	0.95 to 2.60	(3.68) to (2.08)

Oppenheimer Conservative Balanced Sub-Account (Service)
2015	9,360	10.03 to 12.48	112,578	2.05	1.15 to 2.65	(2.06) to (0.58)
2014	10,465	10.24 to 12.55	127,396	1.80	1.15 to 2.65	5.19 to 6.78
2013	10,515	9.74 to 11.76	120,155	2.13	1.15 to 2.65	9.88 to 11.54
2012	10,832	8.86 to 10.54	111,303	1.11	1.15 to 2.65	9.17 to 10.82
2011	15,741	8.12 to 9.51	146,613	1.99	1.15 to 2.65	(2.24) to (0.76)

Oppenheimer Conservative Balanced Sub-Account (Non-Service)
2015	703,999	10.16 to 14.37	9,535,222	2.25	0.95 to 2.60	(1.76) to (0.12)
2014	839,226	10.34 to 14.39	11,428,031	2.09	0.95 to 2.60	5.42 to 7.17
2013	1,052,026	9.81 to 13.43	13,393,426	2.34	0.95 to 2.60	10.27 to 12.10
2012	1,276,537	8.89 to 11.98	14,511,233	1.39	0.95 to 2.60	9.45 to 11.28
2011	1,522,062	8.12 to 10.76	15,570,118	2.45	0.95 to 2.60	(1.86) to (0.23)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Core Bond Sub-Account
2015	211,390	$13.87	$2,931,050	4.06%	1.40%	(0.44)%
2014	249,195	13.93	3,470,605	5.27	1.40	5.77
2013	291,383	13.17	3,836,631	5.12	1.40	(1.49)
2012	347,257	13.37	4,641,376	4.87	1.40	8.75
2011	400,306	12.29	4,919,717	6.14	1.40	6.77

Oppenheimer Discovery Mid Cap Growth Sub-Account (Service)
2015	418,015	10.00 to 15.24	7,838,962	-	1.00 to 3.10	(0.05) to 3.10
2014	360,959	14.78 to 18.90	6,561,362	-	1.15 to 3.10	2.30 to 4.32
2013	352,391	14.45 to 18.11	6,138,368	-	1.15 to 3.10	31.49 to 34.07
2012	324,959	10.99 to 13.51	4,223,062	-	1.15 to 3.10	12.61 to 14.83
2011	243,197	9.76 to 11.77	2,750,759	-	1.15 to 3.10	(2.24) to (0.31)

Oppenheimer Discovery Mid Cap Growth Sub-Account (Non-Service)
2015	7,089,700	15.83 to 20.27	132,434,269	-	0.95 to 2.60	3.87 to 5.60
2014	8,347,886	15.24 to 19.20	149,432,184	-	0.95 to 2.60	3.07 to 4.78
2013	9,613,078	14.79 to 18.32	165,756,045	0.01	0.95 to 2.60	32.50 to 34.70
2012	11,813,340	11.16 to 13.60	152,596,136	-	0.95 to 2.60	13.45 to 15.34
2011	13,024,851	9.84 to 11.79	146,649,684	-	0.95 to 2.60	(1.49) to 0.14

Oppenheimer Global Sub-Account (Service)
2015	2,296,397	9.73 to 16.53	48,068,966	1.05	1.00 to 3.10	(2.74) to 0.51
2014	2,027,123	16.45 to 21.74	41,625,178	0.86	1.15 to 3.10	(1.06) to (0.89)
2013	1,693,626	16.63 to 21.55	34,582,935	1.16	1.15 to 3.10	23.12 to 25.54
2012	1,484,884	13.50 to 17.16	24,176,443	1.89	1.15 to 3.10	17.25 to 19.56
2011	1,324,630	11.52 to 14.35	18,050,478	0.93	1.15 to 3.10	(11.32) to (9.57)

Oppenheimer Global Sub-Account (Non-Service)
2015	9,468,058	17.18 to 24.54	211,458,450	1.30	0.95 to 2.60	1.28 to 2.96
2014	10,815,603	16.96 to 23.83	236,187,394	1.11	0.95 to 2.60	(1.33) to (0.33)
2013	12,160,557	17.02 to 23.52	263,962,140	1.39	0.95 to 2.60	24.04 to 26.10
2012	14,230,635	13.72 to 18.65	246,015,326	2.13	0.95 to 2.60	18.15 to 20.12
2011	16,313,988	11.61 to 15.53	235,697,514	1.30	0.95 to 2.60	(10.64) to (9.16)

Oppenheimer Global Multi-Alternatives Sub-Account
2015	142,078	9.13 to 9.46	1,340,687	0.08	0.95 to 3.10	(6.81) to (4.78)
2014[11]	109,800	9.80 to 9.94	1,087,836	6.56	0.95 to 3.10	(2.03) to (0.60)

Oppenheimer Global Strategic Income Sub-Account (Service)
2015	4,740,022	9.73 to 12.34	69,114,608	5.35	1.00 to 3.10	(5.47) to (2.71)
2014	4,722,319	13.06 to 15.46	71,736,469	3.88	1.15 to 3.10	(0.64) to 1.32
2013	4,528,418	13.14 to 15.26	67,992,271	4.65	1.15 to 3.10	(3.41) to (1.51)
2012	4,046,601	13.60 to 15.50	61,742,403	5.58	1.15 to 3.10	9.69 to 11.85
2011	3,828,807	12.40 to 13.85	52,354,122	2.64	1.15 to 3.10	(2.42) to (0.50)

Oppenheimer Global Strategic Income Sub-Account (Non-Service)
2015	15,133,537	12.85 to 19.14	237,820,282	5.89	0.95 to 2.60	(4.77) to (3.18)
2014	16,959,594	13.49 to 19.77	276,588,610	4.27	0.95 to 2.60	0.20 to 1.87
2013	19,364,388	13.46 to 19.41	311,535,386	4.96	0.95 to 2.60	(2.70) to (1.08)
2012	19,958,314	13.84 to 19.62	328,226,106	6.02	0.95 to 2.60	10.61 to 12.46
2011	20,997,233	12.51 to 17.45	307,689,482	3.30	0.95 to 2.60	(1.73) to (0.10)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer High Income Sub-Account (Service)
2015	-	$-	$-	-%	-%	-%
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	14.29	1.15 to 2.65	10.17 to 11.54
2011	9,695	2.97 to 3.28	31,086	8.85	1.15 to 2.65	(5.10) to (3.67)

Oppenheimer High Income Sub-Account (Non-Service)
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	16.42	0.95 to 2.60	10.46 to 11.97
2011	3,179,274	2.93 to 3.99	12,047,843	9.58	0.95 to 2.60	(4.84) to (3.26)

Oppenheimer International Growth Sub-Account (Service)
2015	1,111,652	9.81 to 16.65	23,682,945	0.90	1.00 to 3.10	(1.89) to (0.04)
2014	1,102,287	16.66 to 22.06	23,154,989	0.95	1.15 to 3.10	(9.99) to (8.21)
2013	947,242	18.51 to 24.03	21,672,055	1.10	1.15 to 3.10	21.88 to 24.28
2012	841,081	15.18 to 19.34	15,509,860	1.14	1.15 to 3.10	17.96 to 20.29
2011	770,464	12.87 to 16.08	11,897,861	0.67	1.15 to 3.10	(10.43) to (8.67)

Oppenheimer International Growth Sub-Account (Non-Service)
2015	1,953,465	17.28 to 23.09	42,333,615	1.17	0.95 to 2.60	0.78 to 2.45
2014	2,173,952	17.15 to 22.54	46,483,217	1.18	0.95 to 2.60	(9.60) to (8.10)
2013	2,352,817	18.97 to 24.52	55,194,703	1.35	0.95 to 2.60	22.64 to 24.68
2012	2,629,647	15.47 to 19.67	49,987,835	1.45	0.95 to 2.60	19.08 to 21.06
2011	3,086,724	12.99 to 16.25	48,807,635	1.01	0.95 to 2.60	(9.54) to (8.04)

Oppenheimer Main Street Sub-Account (Service)
2015	350,633	9.92 to 15.17	6,571,579	0.59	1.00 to 3.10	(0.80) to (0.04)
2014	268,260	15.17 to 19.42	5,013,308	0.57	1.15 to 3.10	7.03 to 9.14
2013	228,374	14.18 to 17.80	3,900,324	0.88	1.15 to 3.10	27.43 to 29.94
2012	214,866	11.12 to 13.70	2,805,381	0.63	1.15 to 3.10	13.04 to 15.27
2011	134,515	9.84 to 11.88	1,526,335	0.48	1.15 to 3.10	(3.35) to (1.45)

Oppenheimer Main Street Sub-Account (Non-Service)
2015	1,773,958	15.75 to 20.64	33,344,658	0.93	0.95 to 2.60	0.68 to 2.35
2014	1,949,206	15.65 to 20.17	36,073,052	0.84	0.95 to 2.60	7.86 to 9.66
2013	2,307,901	14.51 to 18.39	39,237,252	1.10	0.95 to 2.60	28.39 to 30.53
2012	2,759,857	11.30 to 14.09	36,080,990	0.95	0.95 to 2.60	13.87 to 15.76
2011	3,078,927	9.92 to 12.17	35,062,322	0.88	0.95 to 2.60	(2.58) to (0.96)

Oppenheimer Money Sub-Account
2015	976,501	8.62 to 10.53	10,336,029	0.01	0.95 to 2.60	(2.56) to (0.94)
2014	1,182,007	8.84 to 10.63	12,697,559	0.01	0.95 to 2.60	(2.56) to (0.94)
2013	1,513,228	9.08 to 10.73	16,402,696	0.01	0.95 to 2.60	(2.55) to (0.93)
2012	1,833,934	9.31 to 10.83	20,050,559	0.01	0.95 to 2.60	(2.56) to (0.94)
2011	2,430,669	9.56 to 10.93	26,861,799	0.01	0.95 to 2.60	(2.55) to (0.93)

Panorama Growth Sub-Account
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[6]	-	-	-	1.25	1.18 to 1.65	13.75 to 13.92
2011	70,980	8.87 to 8.97	811,324	0.78	1.18 to 1.65	(1.39) to (0.93)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Panorama Total Return Sub-Account
2015	-	$-	$-	-%	-%	-%
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	2.51	1.18 to 1.65	5.65 to 5.81
2011	73,531	9.13 to 9.43	816,467	2.86	1.18 to 1.65	(1.40) to (0.94)

PIMCO Commodity RealReturn® Strategy Sub-Account
2015	2,168,257	4.39 to 5.28	11,086,242	4.52	0.95 to 3.10	(27.94) to (26.37)
2014	2,118,192	6.09 to 7.17	14,781,852	0.26	0.95 to 3.10	(21.11) to (19.39)
2013	2,086,979	7.72 to 8.90	18,128,343	1.68	0.95 to 3.10	(17.32) to (15.52)
2012	2,089,583	9.34 to 10.53	21,573,828	2.40	0.95 to 3.10	1.91 to 4.13
2011	2,134,199	9.16 to 10.12	21,231,648	13.89	0.95 to 3.10	(10.36) to (8.42)

VY Clarion Global Real Estate Sub-Account
2015	1,451,985	11.99 to 14.43	20,135,679	3.05	0.95 to 3.10	(4.27) to (2.19)
2014	1,419,209	12.53 to 14.75	20,233,673	1.10	0.95 to 3.10	10.38 to 12.78
2013	1,371,460	11.35 to 13.08	17,405,956	5.55	0.95 to 3.10	0.54 to 2.73
2012	1,302,495	11.29 to 12.73	16,182,211	0.52	0.95 to 3.10	21.80 to 24.46
2011	1,239,556	9.27 to 10.23	12,425,609	3.46	0.95 to 3.10	(8.19) to (6.20)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]	Effective April 27, 2012, this fund has closed and is no longer available.
[5]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Sub-Account Portfolio merged into Oppenheimer Capital Income Sub-Account.
[6]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Sub-Account merged into Oppenheimer Main Street Sub-Account.
[7]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012 Oppenheimer High Income Sub-Account merged into Oppenheimer Global Strategic Income Sub-Account.
[8]	Effective May 1, 2012 this fund became available as an investment option in the Separate Account.
[9]	For the period October 31, 2012 (date this fund became available as an investment option in the Separate Account) through December 31, 2012.
[10]	For the period January 1, 2014 through April 27, 2014. Effective April 28, 2014, MML China Fund merged into MML Foreign Fund.
[11]	For the period May 1, 2014 through December 31, 2014. Effective May 1, 2014, this fund became available as an investment option in the Separate Account.
[12]	For the period of October 26, 2015, through December 31, 2015. Effective October 26, 2015, these funds became available as an investment option in the Separate Account.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account. The assessment of charges is based on the actual product and additional benefits or riders purchased.

Mortality and Expense Risk Charge*	This charge is equal, on an annual basis, to 0.80% - 1.60% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge/Surrender Charge	0% - 8%
This charge is assessed through the redemption of units.

Payment Protector Charge	This charge is equal, on an annual basis, to 0.00% - 0.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Additional Death Benefit Options
These charges are annualized and are assessed through either a reduction in unit values or the redemption of units.

A. Reset Death Benefit**	0.00% - 0.20%

B. Ratchet Death Benefit***	0.00% - 0.70%

C. 5% roll Up Death Benefit	0.00% - 0.40%

D. Basic Death Benefit with Combination Feature	0.00% - 0.45%

E. Return of Purchase Payment	0.00% - 0.35%

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges
These charges are annualized and are assessed through either a reduction in unit values or the redemption of units.

A. Equalizer Benefit	0.00% - 0.50%

B. Nursing Home Waiver	0.00% - 0.05%

C. Earnings Enhancement Benefit	0.00% - 0.30%

D. 10% / 20% Free Withdrawal Amount	0.00% - 0.25%

E. 15% / 30% Free Withdrawal Amount	0.00% - 0.15%

F. Guaranteed Minimum Income Benefit (GMIB)	0.00% - 0.80%

G. Guaranteed Minimum Accumulation Benefit (GMAB)	0.00% - 1.40%

H. Guaranteed Minimum Withdrawal Benefit (GMWB)	0.00% - 0.95%

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary.
**	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the certificate value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the certificate value allocated to the funds.
***	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the certificate value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. The maximum charge is 0.35% if age 60 or less at certificate issue, 0.50% if age 61 through age 70 at certificate issue, and 0.70% if age 71 or older at certificate issue, of the certificate value allocated to the funds.

Certain contracts may offer credits which will result in the purchase of units.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 3, 2016 the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

F-61

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2015 and 2014 and

for the years ended December 31, 2015, 2014 and 2013

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2015 and 2014, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2015, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the three-year period ended December 31, 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the three-year period ended December 31, 2015, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/     KPMG LLP

Hartford, CT

February 19, 2016

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2015	2014

	(In Millions)

Assets:
Bonds	$79,547	$74,719
Preferred stocks	533	525
Common stocks – subsidiaries and affiliates	7,960	7,940
Common stocks – unaffiliated	1,140	1,188
Mortgage loans	22,008	19,357
Policy loans	11,813	11,155
Real estate	928	776
Partnerships and limited liability companies	7,473	6,970
Derivatives	9,268	8,531
Cash, cash equivalents and short-term investments	3,049	1,880
Other invested assets	41	3

Total invested assets	143,760	133,044
Investment income due and accrued	1,834	1,711
Federal income taxes	65	-
Deferred income taxes	1,299	959
Other than invested assets	3,015	1,091

Total assets excluding separate accounts	149,973	136,805
Separate account assets	60,386	60,384

Total assets	$210,359	$197,189

Liabilities and Surplus:
Policyholders’ reserves	$102,626	$93,291
Liabilities for deposit-type contracts	10,491	9,045
Contract claims and other benefits	488	395
Policyholders’ dividends	1,742	1,579
General expenses due or accrued	959	903
Federal income taxes	-	177
Asset valuation reserve	2,817	2,620
Repurchase agreements	5,130	4,658
Commercial paper and other borrowed money	277	268
Collateral	2,126	1,405
Derivatives	5,840	5,424
Other liabilities	2,504	2,819

Total liabilities excluding separate accounts	135,000	122,584
Separate account liabilities	60,376	60,374

Total liabilities	195,376	182,958
Surplus	14,983	14,231

Total liabilities and surplus	$210,359	$197,189

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Revenue:
Premium income	$21,543	$18,383	$20,437
Net investment income	6,387	6,332	5,471
Fees and other income	797	875	855

Total revenue	28,727	25,590	26,763

Benefits and expenses:
Policyholders’ benefits	16,300	16,511	18,368
Change in policyholders’ reserves	8,592	5,803	5,892
Change in group annuity reserves assumed	(942)	(1,564)	(2,050)
General insurance expenses	1,793	1,793	1,705
Ceding commission on group annuity reserves	-	-	355
Commissions	869	814	783
State taxes, licenses and fees	187	200	186

Total benefits and expenses	26,799	23,557	25,239

Net gain from operations before dividends and federal income taxes	1,928	2,033	1,524
Dividends to policyholders	1,728	1,553	1,475

Net gain from operations before federal income taxes	200	480	49
Federal income tax (benefit) expense	(153)	23	(142)

Net gain from operations	353	457	191
Net realized capital gains	59	166	(477)

Net income (loss)	$412	$623	$(286)

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Surplus, beginning of year	$14,231	$12,524	$12,687

Increase (decrease) due to:
Net income (loss)	412	623	(286)
Change in net unrealized capital gains (losses), net of tax	195	2,022	(211)
Change in net unrealized foreign exchange capital gains (losses), net of tax	(226)	(240)	40
Change in other net deferred income taxes	231	104	264
Change in nonadmitted assets	(16)	(97)	112
Change in reserve valuation basis	-	-	(56)
Change in asset valuation reserve	(197)	(425)	(266)
Change in surplus notes	491	-	-
Cumulative effect of accounting changes	3	-	-
Prior period adjustments	9	(123)	(84)
Change in minimum pension liability	(150)	(157)	305
Other	-	-	19

Net increase (decrease)	752	1,707	(163)

Surplus, end of year	$14,983	$14,231	$12,524

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Cash from operations:
Premium and other income collected	$20,842	$19,081	$21,237
Net investment income	6,213	6,133	5,345
Benefit payments	(16,261)	(16,963)	(17,914)
Net transfers from separate accounts	770	1,303	1,078
Net receipts from group annuity reserves assumed	942	1,564	2,050
Commissions and other expenses	(2,907)	(2,638)	(2,612)
Dividends paid to policyholders	(1,565)	(1,471)	(1,377)
Federal and foreign income taxes (paid) recovered	(234)	(10)	112

Net cash from operations	7,800	6,999	7,919

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	12,496	16,588	19,724
Preferred and common stocks – unaffiliated	444	316	674
Common stocks – affiliated	767	351	137
Mortgage loans	2,575	1,736	2,200
Real estate	110	338	130
Partnerships and limited liability companies	2,560	1,593	1,408
Derivatives	278	566	(550)
Other	(114)	(284)	(214)

Total investment proceeds	19,116	21,204	23,509

Cost of investments acquired:
Bonds	(15,012)	(23,721)	(29,723)
Preferred and common stocks – unaffiliated	(576)	(623)	(559)
Common stocks – affiliated	(539)	(628)	(732)
Mortgage loans	(5,296)	(4,700)	(4,749)
Real estate	(283)	(144)	112
Partnerships and limited liability companies	(3,443)	(1,512)	(2,048)
Derivatives	(438)	(377)	(176)
Other	409	(41)	454

Total investments acquired	(25,178)	(31,746)	(37,421)
Net increase in policy loans	(658)	(570)	(563)

Net cash from investing activities	(6,720)	(11,112)	(14,475)

Cash from financing and miscellaneous sources:
Net deposits (withdrawals) on deposit-type contracts	831	82	(138)
Cash provided by surplus note issuance	491	-	-
Change in repurchase agreements	472	1,171	(335)
Change in collateral	726	836	(739)
Corporate-owned life insurance purchased	(1,937)	-	-
Deposits for policyholders’ reserves related to reinsurance agreement	-	-	5,298
Liabilities for deposit-type contracts related to reinsurance agreement	-	-	3,885
Other cash used	(494)	(294)	(33)

Net cash from financing and miscellaneous sources	89	1,795	7,938

Net change in cash, cash equivalents and short-term investments	1,169	(2,318)	1,382
Cash, cash equivalents and short-term investments:
Beginning of period	1,880	4,198	2,816

End of period	$3,049	$1,880	$4,198

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers in all 50 states of the U.S. and the District of Columbia and Puerto Rico. Products and services are offered primarily through its career agency system, broker-dealers, insurance brokers, wire houses, consultants and other third-party distributors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States (U.S.) generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate and credit default swaps associated with replicated asset transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (f) certain majority-owned subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (k) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (l) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

The following summarizes the corrections of prior year errors that have been recorded in surplus, net of tax:

	Year Ended December 31, 2015

	Increase (Decrease) to:		Correction of Asset or Liability Balances

	Prior Year Net Income	Current Year Surplus

	(In Millions)

Policyholders’ reserves	$6	$6	$(6)
Policyholders’ benefits	4	4	(4)
Net investment income	(1)	(1)	(1)

Total	$9	$9	$(11)

	Year Ended December 31, 2014

	Decrease to:		Correction of Asset or Liability Balances

	Prior Year Net Income	Current Year Surplus

	(In Millions)

Income tax payable	$(76)	$(76)	$76
Policyholders’ reserves	(36)	(36)	36
Other liabilities	(11)	(11)	11
Asset valuation reserves	-	(14)	14

Total	$(123)	$(137)	$137

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2013, corrections of prior year errors were recorded in surplus on pre-tax basis with any associated tax corrections reported through net income:

	(Decrease) Increase to:		Correction of Asset or Liability Balances

	Prior Year Net Income	Current Year Surplus

	(In Millions)

Policyholders’ reserves	$(74)	$(74)	$74
Premium income	(12)	(12)	12
Other invested assets	2	2	(2)

Total	$(84)	$(84)	$84

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security.

Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the Securities Valuation Office (SVO) of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State) and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC, at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets, as well as a portion of its noncontrolling interests (NCI) and appropriated retained earnings (ARE), after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,600 million as of December 31, 2015 and $2,409 million as of December 31, 2014. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 4c. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC.

f.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (i) impaired loans more than 60 days past due, (ii) delinquent loans more than 90 days past due, or (iii) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2015 and 2014. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

k.	Derivatives

Interest rate swaps and credit default index swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds and money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Other than invested assets

Other than invested assets primarily includes corporate-owned life insurance (COLI), deferred and uncollected life insurance premium, reinsurance recoverable, fixed assets and other receivables.

p.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company. Selection from the separate accounts or its sub-accounts is directed by group and individual variable annuity, variable life and other insurance contract holders/policyholders. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, as noted below, and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract holder/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract holder/policyholder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders/policyholders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders/policyholders and, accordingly, are reflected in the separate account liability to the contract holder/policyholder.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, furniture and equipment, certain other receivables, uncollected premium greater than 90 days past due and certain intangible assets. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against surplus.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue.

s.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are 10, 12, 20 and 26 years.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company first issued GMIB Basic in 2002 and suspended issuing these contracts in August 2007. These GMIB Basic contracts cannot be annuitized within seven years of issuance and do not have access to the guarantee value other than through annuitization.

GMIB Plus replaced GMIB Basic and was available from September 2007 through March 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 56% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2015 and 58% as of December 31, 2014.

v.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability and the change in AVR, net of tax, is reported in surplus.

x.	Repurchase agreements

The Company has entered into repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

y.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes). Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of the Notes, the carrying value approximates fair value.

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into revenue using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. At the time of retirement, death or disability awards contain vesting conditions, whereby employees’ unvested awards immediately vest. This occurs on a pro-rata basis with immediate settlement for PRS and on an accelerated basis with a one-year exercise period for PSARs. A formula serves as the basis for the phantom share price, based on the management basis core operating earnings of the Company and its subsidiaries. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

bb.	Other liabilities

Other liabilities primarily consist of the IMR, remittances and items not allocated and interest due on derivatives.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and long-term care premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.5% for future benefits of two years to 2.3% for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S. Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in surplus net of tax.

3.	New accounting standards

Adoption of new accounting standards

In December 2014, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 40 Revised, “Real Estate Investments” (SSAP No. 40R), which was effective January 1, 2015, and requires that single real estate property investments that are directly and wholly-owned through a limited liability company (LLC) be accounted for, and reported as, directly owned real estate provided that certain criteria are met. For investments meeting the criteria that were previously reported within SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies” (SSAP No. 48), and owned as of the effective date, this guidance required that the Company recognize a cumulative effect of a change in accounting principle as if the entity had followed the revisions of SSAP No. 40R since acquisition of the property. As a result of the adoption of this guidance, the Company transferred $24 million of a real estate asset held in a wholly-owned LLC from partnerships and LLCs to real estate and recorded a $3 million increase to surplus as a cumulative effect of an accounting change.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2015

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$8,015	$635	$124	$8,526
All other governments	762	34	34	762
States, territories and possessions	727	54	5	776
Political subdivisions	468	37	2	503
Special revenue	5,414	657	10	6,061
Industrial and miscellaneous	57,984	1,823	1,547	58,260
Parent, subsidiaries and affiliates	6,177	190	27	6,340

Total	$79,547	$3,430	$1,749	$81,228

The December 31, 2015 gross unrealized losses exclude $37 million of losses embedded in the carrying value of NAIC Class 6 bonds.

	December 31, 2014

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$7,395	$814	$3	$8,206
All other governments	526	43	9	560
States, territories and possessions	1,735	152	3	1,884
Political subdivisions	493	48	1	540
Special revenue	4,562	826	4	5,384
Industrial and miscellaneous	54,482	3,296	455	57,323
Parent, subsidiaries and affiliates	5,526	268	15	5,779

Total	$74,719	$5,447	$490	$79,676

The December 31, 2014 gross unrealized losses exclude $22 million of losses embedded in the carrying value. These losses include $21 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2015		2014

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/ Aa/ A	$45,654	57%	$43,644	58%
2	Baa	27,614	35	25,275	34
3	Ba	3,002	4	2,556	3
4	B	2,150	3	1,931	3
5	Caa and lower	769	1	813	1
6	In or near default	358	-	500	1

	Total	$79,547	100%	$74,719	100%

The following summarizes NAIC ratings for RMBS and CMBS subject to NAIC modeling:

	December 31,
	2015				2014

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$983	100%	$2,142	100%	$1,169	100%	$2,661	100%
2	1	-	9	-	4	-	8	-
3	-	-	8	-	-	-	-	-
4	-	-	4	-	-	-	-	-
5	-	-	1	-	-	-	-	-
6	-	-	4	-	-	-	5	-

	$984	100%	$2,168	100%	$1,173	100%	$2,674	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2015 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$2,099	$2,124
Due after one year through five years	18,286	18,668
Due after five years through ten years	23,984	24,153
Due after ten years	35,178	36,283

Total	$79,547	$81,228

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Proceeds from sales	$4,278	$5,429	$7,837
Gross realized capital gains from sales	274	448	245
Gross realized capital losses from sales	(170)	(54)	(195)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2015

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$2,079	$122	12	$123	$3	3
All other governments	355	22	40	56	10	15
States, territories and possessions	131	5	7	-	-	-
Political subdivisions	90	2	9	-	-	-
Special revenue	465	8	110	46	3	132
Industrial and miscellaneous	23,140	1,016	2,040	6,360	543	608
Parent, subsidiaries and affiliates	237	20	17	593	32	16

Total	$26,497	$1,195	2,235	$7,178	$591	774

The December 31, 2015 unrealized losses include $37 million of losses embedded in the carrying value of NAIC Category 6 bonds.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$-	$-	-	$153	$3	4
All other governments	114	7	21	33	2	18
States, territories and possessions	40	1	2	90	2	6
Political subdivisions	-	-	-	3	1	1
Special revenue	-	-	-	112	4	164
Industrial and miscellaneous	10,434	281	1,121	5,131	180	610
Parent, subsidiaries and affiliates	558	17	12	146	13	6

Total	$11,146	$306	1,156	$5,668	$205	809

The December 31, 2014 unrealized losses include $22 million of losses embedded in the carrying value. These losses include $21 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

As of December 31, 2015 and 2014, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2015, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $9,116 million. Securities in an unrealized loss position for less than 12 months had a fair value of $4,782 million and unrealized losses of $110 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $4,334 million and unrealized losses of $168 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2014, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,163 million. Securities in an unrealized loss position for less than 12 months had a fair value of $5,055 million and unrealized losses of $81 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2,108 million and unrealized losses of $72 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. In 2015 or 2014, the Company did not sell any securities with the NAIC Designation 3 or below that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $8 million as of December 31, 2015 and $9 million as of December 31, 2014.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2015, RMBS had a total carrying value of $1,887 million and a fair value of $2,139 million, of which approximately 23%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $851 million and a fair value of $1,005 million.

As of December 31, 2014, RMBS had a total carrying value of $2,289 million and a fair value of $2,607 million, of which approximately 22%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,016 million and a fair value of $1,210 million.

During the year ended December 31, 2015, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2015, total leveraged loans and leveraged loan CDOs had a carrying value of $7,709 million and a fair value of $7,641 million, of which approximately 94%, based on carrying value, were domestic leveraged loans and CDOs.

As of December 31, 2014, total leveraged loans and leveraged loan CDOs had a carrying value of $10,056 million and a fair value of $10,149 million, of which approximately 89%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,252 million and fair value of $2,291 million as of December 31, 2015 and a carrying value of $2,758 million and fair value of $2,880 million as of December 31, 2014.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2015	2014

	(In Millions)

Carrying value	$533	$525
Gross unrealized gains	30	21
Gross unrealized losses	(43)	(15)

Fair value	$520	$531

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2015, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $188 million in seven issuers, $84 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2014, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $112 million in three issuers, none of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2015 or 2014.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $347 million as of December 31, 2015 and $260 million as of December 31, 2014.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for Years Ended
	December 31,
	2015	2014	2013

	(In Billions)

Total revenue	$0.8	$0.8	$0.9
Net income	0.1	0.2	0.2
Assets	13.3	13.2	13.4
Liabilities	11.9	11.9	12.3
Shareholder’s equity	1.4	1.3	1.1

MMHLLC is the parent of subsidiaries that include OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management Limited (Baring) and investments in international life insurance operations in Japan and Hong Kong. These subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

Summarized below is certain U.S. GAAP financial information for MMHLLC:

	As of and for Years Ended
	December 31,
	2015	2014	2013

	(In Billions)

Total revenue	$8.7	$7.3	$6.5
Net income	0.8	0.5	0.3
Assets	50.1	49.4	50.0
Liabilities	40.4	40.4	40.2
Member’s equity	9.7	9.0	9.8

The equity values in the preceding table consist of MMHLLC statutory carrying values of $5,717 million as of December 31, 2015 and $5,549 million as of December 31, 2014 plus the value of MMHLLC that is nonadmitted under statutory accounting principles. The current fair value of MMHLLC remains significantly greater than its statutory carrying value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company received cash dividends, recorded in net investment income, from MMHLLC of $500 million in 2015, $50 million in 2014 and $175 million in 2013.

MassMutual contributed capital of $20 million to MMHLLC in 2015 and $85 million in 2014. No capital contribution was made to MMHLLC in 2013.

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

The Company held common stocks of subsidiaries and affiliates, for which the transfer of ownership was restricted by contractual requirements with a carrying value of $37 million as of December 31, 2015. The Company did not hold common stocks of subsidiaries and affiliates for which the transfer of ownership was restricted by contractual requirements as of December 31, 2014.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of approximately $1.4 billion as of December 31, 2015 was subject to dividend restrictions imposed by the State of Connecticut.

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2015	2014

	(In Millions)

Adjusted cost basis	$1,215	$1,090
Gross unrealized gains	106	172
Gross unrealized losses	(181)	(74)

Carrying value	$1,140	$1,188

As of December 31, 2015, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $562 million in 301 issuers, $293 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2014, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $426 million in 159 issuers, $55 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2015 or 2014.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $249 million as of December 31, 2015 and $193 million as of December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2015 and 2014, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2015 or 2014.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2015		2014

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$20,217	$20,742	$17,540	$18,157
Mezzanine loans	70	73	45	47

Total commercial mortgage loans	20,287	20,815	17,585	18,204

Residential mortgage loans:
FHA insured and VA guaranteed	1,714	1,677	1,763	1,729
Other residential loans	7	7	9	9

Total residential mortgage loans	1,721	1,684	1,772	1,738

Total mortgage loans	$22,008	$22,499	$19,357	$19,942

As of December 31, 2015, scheduled commercial mortgage loan maturities were as follows (in millions):

2016	$1,826
2017	1,542
2018	1,127
2019	1,559
2020	1,367
Thereafter	12,866

Commercial mortgage loans	20,287
Residential mortgage loans	1,721

Total	$22,008

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2015

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$9,499	$8,700	$1,503	$413	$102	$20,217
Mezzanine loans	-	34	36	-	-	70

Total commercial mortgage loans	9,499	8,734	1,539	413	102	20,287

Residential mortgage loans:
FHA insured and VA guaranteed	1,714	-	-	-	-	1,714
Other residential loans	7	-	-	-	-	7

Total residential mortgage loans	1,721	-	-	-	-	1,721

Total mortgage loans	$11,220	$8,734	$1,539	$413	$102	$22,008

	December 31, 2014

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$8,428	$7,296	$1,636	$156	$24	$17,540
Mezzanine loans	-	35	10	-	-	45

Total commercial mortgage loans	8,428	7,331	1,646	156	24	17,585

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	-	-	-	-	1,763
Other residential loans	9	-	-	-	-	9

Total residential mortgage loans	1,772	-	-	-	-	1,772

Total mortgage loans	$10,200	$7,331	$1,646	$156	$24	$19,357

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2015

	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,750	$59	$102	$6,911	34%
Apartments	4,926	-	2	4,928	24
Industrial and other	3,186	173	-	3,359	17
Hotels	2,697	12	-	2,709	13
Retail	2,338	28	14	2,380	12

Total	$19,897	$272	$118	$20,287	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,013	$105	$28	$6,146	36%
Apartments	4,266	5	14	4,285	24
Industrial and other	3,036	391	-	3,427	19
Retail	1,937	-	15	1,952	11
Hotels	1,760	-	15	1,775	10

Total	$17,012	$501	$72	$17,585	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 93.0% as of December 31, 2015 and 2014. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 76.5% as of December 31, 2015 and 2014.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2015

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$5,522	51%
New York	2,311	47%
Illinois	1,943	53%
Texas	1,558	53%
Massachusetts	1,276	55%
Washington	1,123	48%
All other	5,415	53%
United Kingdom	827	53%
Canada	312	66%

Total commercial mortgage loans	$20,287	53%

All other consists of 33 jurisdictions, with no individual exposure exceeding $949 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,466	53%
New York	2,005	51%
Illinois	1,800	54%
Texas	1,342	52%
Massachusetts	1,263	54%
District of Columbia	773	50%
All other	4,888	56%
United Kingdom	675	50%
Canada	373	55%

Total commercial mortgage loans	$17,585	53%

All other consists of 35 jurisdictions, with no individual exposure exceeding $666 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

December 31,
	2015			2014

			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	2.6%	12.3%	5.1%	1.1%	12.3%	4.7%
Residential mortgage loans	2.4%	11.8%	5.1%	2.5%	11.9%	5.4%
Mezzanine mortgage loans	5.9%	12.0%	9.0%	5.9%	7.2%	6.2%

Interest rates, including fixed and variable, on new mortgage loans were:

Years Ended December 31,
	2015			2014

			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	2.6%	8.3%	4.0%	3.1%	10.0%	4.3%
Residential mortgage loans	3.9%	4.9%	4.0%	4.5%	4.7%	4.6%
Mezzanine mortgage loans	10.8%	12.0%	11.4%	- %	- %	- %

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the Company’s impaired mortgage loans as of December 31, 2015:

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With no allowance recorded:
Commercial mortgage loans:
Primary lender	$28	$31	$33	$-	$2

As of December 31, 2014, the Company had no impaired mortgage loans with or without a valuation allowance.

The following presents a summary of the Company’s impaired mortgage loans as of December 31, 2013:

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance		Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$49	$51	$68		$(9)	$4

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

				Years Ended December 31,
	2015			2014			2013

	Primary			Primary			Primary
	Lender	Mezzanine	Total	Lender	Mezzanine	Total	Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$-	$-	$-	$(9)	$-	$(9)	$(5)	$(9)	$(14)
Additions	(5)	-	(5)	(2)	-	(2)	(19)	(7)	(26)
Decreases	-	-	-	1	-	1	-	9	9
Write-downs	5	-	5	10	-	10	15	7	22

Ending balance	$-	$-	$-	$-	$-	$-	$(9)	$-	$(9)

The Company did not hold any restructured mortgage loans or mortgage loans with principal or interest past due as of December 31, 2015 or 2014. The Company had no mortgage loans with suspended interest accruals as of December 31, 2015 or 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2015	2014

	(In Millions)

Held for the production of income	$2,441	$2,173
Accumulated depreciation	(1,071)	(1,008)
Encumbrances	(613)	(558)

Held for the production of income, net	757	607

Held for sale	1	1
Occupied by the Company	338	322
Accumulated depreciation	(168)	(154)

Occupied by the Company, net	170	168

Total real estate	$928	$776

Non-income producing properties that are held for investment consist of properties under construction. The carrying value of non-income producing real estate was $45 million as of December 31, 2015 and $28 million as of December 31, 2014.

Depreciation expense on real estate was $95 million for the year ended December 31, 2015, $90 million for the year ended December 31, 2014 and $96 million for the year ended December 31, 2013.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category were:

	December 31,
	2015	2014

	(In Millions)

Joint venture interests:
Common stocks	$4,375	$3,887
Real estate	1,545	1,709
Fixed maturities/preferred stock	755	617
Other	62	49
LIHTCs	288	278
Mortgage loans	264	248
Surplus notes	184	182

Total	$7,473	$6,970

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2015 or December 31, 2014, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a net notional amount of $10,330 million as of December 31, 2015 and $9,239 million as of December 31, 2014. These net notional amounts included replicated asset transaction values of $9,986 million as of December 31, 2015 and $8,354 million as of December 31, 2014, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap agreement. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap provides protection for the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk for bilateral transactions (individual contracts entered between the Company and a counterparty), the Company and its derivative counterparties generally enter into master netting agreements that allow the use of credit support annexes and require collateral to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps into which the Company enters are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These same agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Net collateral pledged by the counterparties was $2,964 million as of December 31, 2015 and $2,766 million as of December 31, 2014. The Company also has the right to rehypothecate or repledge securities. As of December 31, 2015, the Company had the right to rehypothecate $1,249 million of the $2,964 million of the net collateral pledged by counterparties. As of December 31, 2015, $23 million of securities collateral was rehypothecated to other counterparties. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $267 million as of December 31, 2015 and $132 million as of December 31, 2014. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $667 million as of December 31, 2015 and $554 million as of December 31, 2014. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2015

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$8,033	$59,857	$5,797	$77,293
Options	622	6,558	7	109
Currency swaps	536	5,218	4	533
Forward contracts	55	2,455	13	1,011
Credit default swaps	22	1,860	19	1,055
Financial futures	-	2,027	-	-

Total	$9,268	$77,975	$5,840	$80,001

	December 31, 2014

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$7,688	$58,600	$5,359	$61,120
Options	524	9,323	9	596
Currency swaps	233	2,677	45	1,010
Forward contracts	70	3,362	3	298
Credit default swaps	16	1,269	8	777
Financial futures	-	1,798	-	-

Total	$8,531	$77,029	$5,424	$63,801

In most cases, the notional amounts are not a measure of the Company’s credit exposure. However, notional amounts are a measure of the Company’s credit exposure for credit default swaps that are in the form of a replicated asset and mortgage-backed forwards. For these swaps and forwards, the Company is fully exposed to notional amounts of $2,944 million as of December 31, 2015 and $2,385 million as of December 31, 2014.

The collateral amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The average fair value of outstanding derivative assets was $9,291 million for the year ended December 31, 2015 and $6,785 million for the year ended December 31, 2014. The average fair value of outstanding derivative liabilities was $6,044 million for the year ended December 31, 2015 and $4,536 million for the year ended December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,	December 31,
	2015	2014

	(In Millions)

Due in one year or less	$57	$338
Due after one year through five years	2,058	1,408
Due after five years through ten years	800	300

Total	$2,915	$2,046

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2015	2014

	(In Millions)

Open interest rate swaps in a fixed pay position	$65,031	$55,474
Open interest rate swaps in a fixed receive position	71,672	63,804
Other interest related swaps	447	442

Total interest rate swaps	$137,150	$119,720

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year ended
	December 31, 2015

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(187)	$ (93)
Currency swaps	21	343
Options	(99)	2
Credit default swaps	9	(1)
Forward contracts	249	(24)
Financial futures	(57)	-

Total	$(64)	$ 227

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2014

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(58)	$760
Currency swaps	(2)	231
Options	(87)	141
Credit default swaps	14	2
Forward contracts	211	95
Financial futures	290	-

Total	$368	$1,229

	Year Ended
	December 31, 2013

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains on Open Contracts

	(In Millions)

Interest rate swaps	$(137)	$(679)
Currency swaps	35	(113)
Options	(49)	(120)
Credit default swaps	(18)	7
Forward contracts	(38)	(44)
Financial futures	(528)	-

Total	$(735)	$(949)

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2015			December 31, 2014

	Derivative Assets	Derivative Liabilities	Net	Derivative Assets	Derivative Liabilities	Net

	(In Millions)

Gross	$9,268	$5,840	$3,428	$8,531	$5,424	$3,107
Due and accrued	803	1,475	(672)	714	1,391	(677)
Gross amounts offset	(4,653)	(4,653)	-	(4,159)	(4,159)	-

Net asset	5,418	2,662	2,756	5,086	2,656	2,430
Collateral posted	(3,350)	(386)	(2,964)	(3,146)	(380)	(2,766)

Net	$2,068	$2,276	$(208)	$1,940	$2,276	$(336)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $5,130 million as of December 31, 2015 and $4,658 million as of December 31, 2014. As of December 31, 2015, the maturities of these agreements ranged from January 5, 2016 through February 2, 2016 and the interest rates ranged from 0.3% to 0.5%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $5,135 million as of December 31, 2015 and bonds with a carrying value of $4,659 million as of December 31, 2014.

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Bonds	$3,439	$3,287	$3,149
Preferred stocks	27	21	19
Common stocks - subsidiaries and affiliates	511	71	180
Common stocks - unaffiliated	48	67	37
Mortgage loans	976	877	779
Policy loans	709	684	674
Real estate	169	191	195
Partnerships and LLCs	639	1,207	602
Derivatives	292	290	152
Cash, cash equivalents and short-term investments	14	10	12
Other	13	2	11

Subtotal investment income	6,837	6,707	5,810
Amortization of the IMR	140	192	189
Investment expenses	(590)	(567)	(528)

Net investment income	$6,387	$6,332	$5,471

During 2014, the Company received additional distributions from certain affiliated partnerships that generated net investment income. These distributions were related to the partnerships’ leasing and sale of properties.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital gains (losses)

Net realized capital gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended
	December 31,
	2015	2014	2013

	(In Millions)

Bonds	$(66)	$359	$18
Preferred stocks	2	4	14
Common stocks - subsidiaries and affiliates	64	11	33
Common stocks - unaffiliated	(8)	(71)	49
Mortgage loans	(8)	(9)	(20)
Real estate	50	211	54
Partnerships and LLCs	(97)	(18)	(46)
Derivatives	(64)	368	(735)
Other	216	(50)	(39)

Net realized capital (losses) gains before federal and state taxes and deferral to the IMR	89	805	(672)
Net federal and state tax expense	(151)	(282)	(147)

Net realized capital (losses) gains before deferral to the IMR	(62)	523	(819)
Net after tax losses (gains) deferred to the IMR	121	(357)	342

Net realized capital gains (losses)	$59	$166	$(477)

The IMR liability balance was $349 million as of December 31, 2015 and $628 million as of December 31, 2014 and was included in other liabilities on the Statutory Statements of Financial Position.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Bonds	$(170)	$(35)	$(32)
Preferred stock	(11)	-	-
Common stocks	(14)	(85)	(16)
Mortgage loans	(5)	(10)	(22)
Partnerships and LLCs	(70)	(56)	(45)

Total OTTI	$(270)	$(186)	$(115)

The Company recognized OTTI of $7 million for the year ended December 31, 2015, $14 million for the year ended December 31, 2014 and $18 million for the year ended December 31, 2013, on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

For the year ended December 31, 2015, 1% of the $170 million of bond OTTI, for the year ended December 31, 2014, 6% of the $35 million of bond OTTI and for the year ended December 31, 2013, 25% of the $32 million of bond OTTI were determined using internally developed models. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 20. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

5.	Federal income taxes

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2015

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$3,023	$382	$3,405
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	3,023	382	3,405
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	3,023	382	3,405
Total gross DTLs	(1,658)	(448)	(2,106)

Net admitted DTA(L)	$1,365	$(66)	$1,299

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$2,819	$236	$3,055
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,819	236	3,055
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,819	236	3,055
Total gross DTLs	(1,713)	(383)	(2,096)

Net admitted DTA(L)	$1,106	$(147)	$959

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$204	$146	$350
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	204	146	350
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	204	146	350
Total gross DTLs	55	(65)	(10)

Net admitted DTA(L)	$259	$81	$340

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2015

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$48	$188	$236
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	1,063	-	1,063
2. Adjusted gross DTA allowed per limitation threshold	2,024	-	2,024

Lesser of lines 1 or 2	1,063	-	1,063
Adjusted gross DTAs offset by existing DTLs	1,912	194	2,106

Total admitted DTA realized within 3 years	$3,023	$382	$3,405

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$6	$144	$150
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,076	-	1,076
2. Adjusted gross DTA allowed per limitation threshold	1,940	-	1,940

Lesser of lines 1 or 2	1,076	-	1,076
Adjusted gross DTAs offset by existing DTLs	1,737	92	1,829

Total admitted DTA realized within 3 years	$2,819	$236	$3,055

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$42	$44	$86
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(13)	-	(13)
2. Adjusted gross DTA allowed per limitation threshold	84	-	84

Lesser of lines 1 or 2	(13)	-	(13)
Adjusted gross DTAs offset by existing DTLs	175	102	277

Total admitted DTA realized within 3 years	$204	$146	$350

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2015	2014

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	926%	932%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$13,645	$12,932

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2015

	Ordinary	Capital	Total

(Percent)

Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	67%	- %	67%

December 31, 2014

	Ordinary	Capital	Total

(Percent)

Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	68%	- %	68%

Change

	Ordinary	Capital	Total

(Percent)

Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	(1)%	- %	(1)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Federal income tax expense (benefit) on operating earnings	$(159)	$20	$(157)
Foreign income tax expense on operating earnings	6	3	15

Total federal and foreign income tax expense (benefit) on operating earnings	(153)	23	(142)
Federal income tax expense on net realized capital gains (losses)	151	282	147

Total federal and foreign income tax expense (benefit)	$(2)	$305	$5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2015	2014	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$965	$873	$92
Policy acquisition costs	644	591	53
Nonadmitted assets	457	451	6
Policyholders’ dividends	374	334	40
Pension and compensation related items	267	252	15
Investment items	185	132	53
Expense items	26	74	(48)
Unrealized investment losses	3	7	(4)
Other	102	105	(3)

Total ordinary DTAs	3,023	2,819	204

Admitted ordinary DTAs	3,023	2,819	204

Capital
Unrealized investment losses	233	96	137
Investment items	149	140	9

Total capital DTAs	382	236	146

Admitted capital DTAs	382	236	146

Admitted DTAs	3,405	3,055	350

DTLs:
Ordinary
Unrealized investment gains	782	815	(33)
Deferred and uncollected premium	300	281	19
Pension items	253	301	(48)
Investment Items	76	100	(24)
Reserve for audits and settlements	74	74	—
Other	173	142	31

Total ordinary DTLs	1,658	1,713	(55)

Capital
Unrealized investment gains	363	306	57
Investment items	85	77	8

Total capital DTLs	448	383	65

Total DTLs	2,106	2,096	10

Net admitted DTA	$1,299	$959	$340

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Net DTA(L)	$340	$(207)	$559
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(109)	311	(291)
Tax-effect of change in accounting method for	-	-	(4)

Change in net deferred income taxes	$231	$104	$264

As of December 31, 2015, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Provision computed at statutory rate	$101	$450	$(218)
Expense items	25	5	136
Change in reserve valuation basis	23	(20)	(20)
Foreign governmental income taxes	4	1	11
Investment items	(325)	(117)	(154)
Tax credits	(52)	(47)	(46)
Nonadmitted assets	(6)	(34)	30
Other	(3)	(37)	3

Total statutory income tax (benefit) expense	$(233)	$201	$(258)

Federal and foreign income tax expense (benefit)	$(2)	$305	$6
Change in net deferred income taxes	(231)	(104)	(264)

Total statutory income tax (benefit) expense	$(233)	$201	$(258)

The Company paid federal income taxes of $234 million in 2015 and $10 million in 2014 and received refunds of $112 million in 2013.

The total income taxes incurred in prior years that will be available for recoupment in the event of future net losses total $39 million, $426 million and $46 million related to December 31, 2015, 2014 and 2013, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2015	$144
Gross change related to positions taken in prior years	3
Gross change related to settlements	-
Gross change related to positions taken in current year	3
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2015	$150

Included in the liability for unrecognized tax benefits as of December 31, 2015, are $141 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2015 includes $6 million of unrecognized tax benefits net of indirect tax benefits of $2 million that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $3 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $20 million as of December 31, 2015 and $17 million as of December 31, 2014. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for years 2010 and prior. The IRS is currently auditing the years 2011 through 2013. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

The Company’s litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997 was successfully concluded in 2015. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years.

As of December 31, 2015 and 2014, the Company did not recognize any protective deposits as admitted assets.

The Tax Increase Prevention Act of 2014, signed into law on December 19, 2014, extended the 50% first year bonus depreciation to qualified property acquired and placed in service during 2014. On December 18, 2015, the Preventing Americans from Tax Hikes Act of 2015 (the PATH Act) was enacted and provides for a multi-year extension of this provision through 2019. The PATH Act extends 50% bonus depreciation to 2015 through 2017, it then phases down to 40% for 2018 and 30% for 2019. The extension of these tax provisions are not expected to have a material effect on the Company’s financial position or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Other than invested assets

a.	Corporate-owned life insurance

In November 2015, the Company purchased COLI from unaffiliated third party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. As of December 31, 2015, the Company recorded $1,927 million for the cash surrender value of these policies.

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2015		2014

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$114	$35	$103	$33
Ordinary renewal	649	712	612	671
Group life	9	9	10	10

Total	$772	$756	$725	$714

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2s. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $28,223 million as of December 31, 2015 and $24,722 million as of December 31, 2014 for which gross premium was less than net premium.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Fixed assets

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets and include both admitted and nonadmitted assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Most unamortized software and office equipment are nonadmitted assets.

The Company’s admitted fixed assets included EDP equipment of $39 million, net of accumulated depreciation of $179 million, as of December 31, 2015 and $32 million, net of accumulated depreciation of $215 million, as of December 31, 2014. The depreciation expense for all fixed assets was $49 million for the year ended December 31, 2015 and $43 million for the year ended December 31, 2014.

7.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $514,840 million as of December 31, 2015 and $478,773 million as of December 31, 2014.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2015				2014

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$44,724	2.5%	-	6.0%	$41,977	2.5%	-	6.0%
Group life	16,381	2.5%	-	4.5%	14,423	2.5%	-	4.5%
Group annuities	20,843	2.3%	-	11.3%	17,584	2.3%	-	11.3%
Individual annuities	12,149	2.3%	-	11.8%	11,314	2.3%	-	11.8%
Individual universal and variable life	5,542	3.5%	-	6.0%	5,093	3.5%	-	6.0%
Disabled life claim reserves	1,876	3.5%	-	6.0%	1,879	3.5%	-	6.0%
Disability active life reserves	808	3.5%	-	6.0%	732	3.5%	-	6.0%
Other	303	2.5%	-	6.0%	289	2.5%	-	6.0%

Total	$102,626				$93,291

Individual life includes whole life and term insurance. Group life includes COLI, bank-owned life insurance (BOLI), group universal life and group variable universal life products. Individual annuities include individual annuity contracts and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and long-term care claims and expenses that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2015				2014

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Guaranteed interest contracts:
Note programs	$3,756	0.4%	-	6.2%	$3,515	0.4%	-	6.2%
Federal Home Loan Bank of Boston	1,104	1.8%	-	3.0%	701	1.1%	-	3.0%
Municipal contracts	955	0.4%	-	7.8%	-	0.0%	-	0.0%
Other	129	8.3%	-	9.7%	2	8.3%	-	9.7%
Supplementary contracts	751	0.3%	-	7.0%	690	0.3%	-	7.0%
Dividend accumulations	538	3.4%	-	4.0%	547	3.4%	-	4.1%
Other deposits	3,258	4.0%	-	8.0%	3,590	4.0%	-	8.0%

Total	$10,491				$9,045

Note programs

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Consolidated Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2.0 billion European Medium-Term Note Program with approximately $107 million remaining in run-off. Notes are currently issued from the Company’s $17.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1.1 billion as of December 31, 2015. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $900 million as of December 31, 2015. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $75 million as of December 31, 2015 and $57 million as of December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

In 2015, the Company entered into a contract and was assigned the liability for a block of municipal guaranteed investment contracts (municipal contracts) and was paid a premium since the contracts have above market credited rates. Liabilities for deposit-type contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 8. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2015, the Company’s guaranteed interest contracts by expected maturity year were as follows (in millions):

2016	$711
2017	572
2018	968
2019	675
2020	654
Thereafter	2,364

Total	$5,944

Most guaranteed interest contracts only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and long-term care policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following summarizes the changes in disabled life and long-term care unpaid claims and claim expense reserves:

	December 31,
	2015	2014

	(In Millions)

Claim reserves, beginning of year	$2,044	$2,031
Less: Reinsurance recoverables	143	134

Net claim reserves, beginning of year	1,901	1,897

Claims paid related to:
Current year	(13)	(15)
Prior years	(333)	(320)

Total claims paid	(346)	(335)

Incurred related to:
Current year’s incurred	228	236
Current year’s interest	3	5
Prior year’s incurred	35	17
Prior year’s interest	80	81

Total incurred	346	339

Net claim reserves, end of year	1,901	1,901
Reinsurance recoverables	150	143

Claim reserves, end of year	$2,051	$2,044

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $35 million increase in the prior years’ incurred claims for 2015 and the $17 million increase in the prior years’ incurred claims for 2014 were generally the result of differences between actual termination experience and statutorily prescribed tables.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2015	2014

	(In Millions)

Disabled life claim reserves	$1,876	$1,877
Accrued claim liabilities	25	24
Net claim reserves, end of year	$1,901	$1,901

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2014	$274
Incurred guarantee benefits	214
Paid guarantee benefits	(2)

Liability as of December 31, 2014	486
Incurred guarantee benefits	89
Paid guarantee benefits	(3)

Liability as of December 31, 2015	$572

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2015 and 2014. As of December 31, 2015 and 2014, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2015			December 31, 2014

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$18,991	$90	63	$19,391	$37	63
GMIB Basic	959	107	66	1,136	64	65
GMIB Plus	3,106	561	65	3,373	300	64
GMAB	3,072	57	58	2,859	3	58
GMWB	209	15	68	232	4	68
As of December 31, 2015, the GMDB account value above consists of $4,675 million of Modco assumed within the separate accounts. As of December 31, 2014, the GMDB account value above consists of $4,956 million of Modco assumed within the separate accounts.

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31, 2015			December 31, 2014

	Separate Account	General Account	Total	Separate Account	General Account	Total

	(In Millions)

GMDB	$15,089	$3,902	$18,991	$15,658	$3,733	$19,391
GMIB Basic	943	16	959	1,121	15	1,136
GMIB Plus	3,106	-	3,106	3,373	-	3,373
GMAB	3,018	54	3,072	2,801	58	2,859
GMWB	209	-	209	232	-	232

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2015	2014

	(In Millions)

Beginning balance	$2,673	$2,257
Net liability increase	374	416

Ending balance	$3,047	$2,673

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and long-term care business. The amounts reinsured are on a yearly renewable term, coinsurance or Modco basis. The Company’s mortality risk retention limit per individual life insured is generally $15 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2015, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $3,475 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Direct premium	$20,754	$17,337	$19,260
Premium assumed	1,608	1,827	1,921
Premium ceded	(819)	(781)	(744)

Total net premium	$21,543	$18,383	$20,437

Reinsurance recoveries
Assumed	$(88)	$(63)	$(76)
Ceded	594	472	381

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2015	2014

	(In Millions)

Reinsurance reserves:
Assumed	$9,359	$9,447
Ceded	(3,803)	(3,320)

Amounts recoverable from reinsurers
Assumed	(37)	(20)
Ceded	195	128

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2015 include $2,344 million associated with life insurance policies, $1,407 million for long-term care, $39 million for disability and $13 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2014 include $2,174 million associated with life insurance policies, $1,086 million for long-term care, $46 million for disability and $14 million for group life and health.

In 2015, the Company strengthened its gross long-term care policyholders’ reserves by $200 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $200 million.

As of December 31, 2015, one reinsurer accounted for 28% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 21%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its long-term care business. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

9.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2015 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With market value adjustment	$13,589	$-	$-	$13,589	14%
At book value less current surrender charge of 5% or more	2,224	-	-	2,224	2
At fair value	-	15,991	39,929	55,920	56

Subtotal	15,813	15,991	39,929	71,733	72
Subject to discretionary withdrawal:
At book value without fair value adjustment	9,235	550	-	9,785	10
Not subject to discretionary withdrawal	17,858	250	-	18,108	18

Total	$42,906	$16,791	$39,929	$99,626	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2015 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$20,838
Policyholders’ reserves – individual annuities	11,577
Liabilities for deposit-type contracts	10,491

Subtotal	42,906

Separate Account Annual Statement:
Annuities	54,896
Other annuity contract deposit-funds and guaranteed interest contracts	1,824

Subtotal	56,720

Total	$99,626

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2015 is as follows:

	Guaranteed

		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2015	$-	$-	$8,719	$8,719

Reserves at December 31, 2015:
For accounts with assets at:
Fair value	$292	$16,540	$42,589	$59,421

Subtotal	292	16,540	42,589	59,421
Nonpolicy liabilities	-	-	955	955

Total	$292	$16,540	$43,544	$60,376

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$15,990	$42,589	$58,579
At book value without market value adjustment and current surrender charge of less than 5%	-	550	-	550

Subtotal	-	16,540	42,589	59,129
Not subject to discretionary withdrawal	292	-	-	292
Nonpolicy liabilities	-	-	955	955

Total	$292	$16,540	$43,544	$60,376

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$8,167	$6,164	$7,941
Transfers from separate accounts	(7,560)	(7,201)	(9,023)

Subtotal	607	(1,037)	(1,082)
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	(1,360)	(242)	1

Net transfers from separate accounts	$(753)	$(1,279)	$(1,081)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. The Notes had a carrying value and face amount of $250 million as of December 31, 2015 and 2014. Notes issued in 2015 had interest rates ranging from 0.14% to 0.45% with maturity dates ranging from 1 to 48 days. Interest expense for commercial paper was less than $1 million for the years ended December 31, 2015 and 2014.

On September 26, 2014, the Company signed a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The credit facility replaced an existing $1 billion credit facility, which was due to expire in 2017. The facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2015 and 2014, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2015 and 2014, there were no draws on the credit facilities. Credit facility fees were $1 million for the year ended December 31, 2015 and less than $1 million for the year ended December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

In August 2015, the Company communicated its intent to amend its retired employee and retired agent welfare benefit plans with regard to the medical coverage of Medicare-eligible and non-Medicare eligible retirees and their dependents as well as certain former employees receiving long-term disability benefits and surviving dependents (Covered Retirees). Effective January 1, 2016, MassMutual will no longer provide company-sponsored medical coverage to Covered Retirees through the self-insured medical options under its welfare benefit plans. Instead, the Company will provide access to health insurance coverage for Covered Retirees and their dependents through a private insurance marketplace. Eligible Covered Retirees will be provided with a company-funded health reimbursement account, which can be used for reimbursement of health insurance premiums or eligible out-of-pocket medical expenses. Effective January 1, 2016, the Medicare Part D subsidy will no longer apply as Medicare-eligible participants will no longer be covered under the self-insured retiree health care plans. The projected benefit obligation decreased $98 million as a result of this amendment. This decrease was recorded as part of the fourth quarter remeasurement and is being amortized through net periodic benefit cost over the average remaining years of service of the eligible employees and agents.

In October 2014, the Society of Actuaries issued RP 2014 mortality tables which included a mortality improvement scale. The mortality improvement scale was amended in October 2015. The Company adopted the new mortality tables and improvement scale as part of its 2015 remeasurement and completed its decrement study, which included the mortality tables and an update to other key plan assumptions. As a result of this change, the projected benefit obligation as of December 31, 2015 increased by approximately $155 million.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan (the Plan) includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $47 million in 2015 and $20 million in 2014 to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,220 million as of December 31, 2015 and $2,149 million as of December 31, 2014. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $42 million for the year ended December 31, 2015 and $44 million for the year ended December 31, 2014 and $36 million for 2013.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $177 million as of December 31, 2015 and $187 million as of December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

The health care plan is contributory. A portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans, which will be closed to most Covered Retirees effective January 1, 2016, include a limit on the Company’s share of costs for certain retirees.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $43 million as of December 31, 2015 and $35 million as of December 31, 2014.

The Company accrues postemployment benefits for the health benefits of agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $7 million as of December 31, 2015 and $10 million as of December 31, 2014.

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 12f, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation	$2,606	$2,542	$305	$412

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$2,581	$2,269	$412	$357
Service cost	71	73	9	8
Interest cost	99	108	14	16
Contributions by plan participants	-	-	9	10
Plan amendments	-	-	(98)	-
Actuarial (gains) losses	44	(63)	(20)	4
Medicare prescription drug direct subsidy	-	-	1	1
Benefits paid	(111)	(101)	(28)	(29)
Change in discount rate	(134)	295	(24)	45
Change in actuarial assumptions	125	-	30	-

Projected benefit obligation, end of year	$2,675	$2,581	$305	$412

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data which is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately an $84 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. See Note 12h. “Assumptions” for details on the discount rate.

e.	Plan assets

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account (GIA) of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract and are managed by the Company and its subsidiaries. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company and its subsidiaries are as follows:

	December 31,
	2015	2014

	(In Millions)

Babson Long Term Duration Bond Fund	$214	$190
Alternative Investment Separate Account	208	191
General Investment Account	197	215
MM Premier Core Bond Fund	126	125
Oppenheimer International Growth Fund	118	105
Oppenheimer Small Capitalization Core Fund	108	140
Oppenheimer Large Core Fund	88	96
MM Select Blue Chip Growth Fund	69	97
MM Select Growth Opportunities Fund	60	98
MM Select Large Cap Value Fund	45	46
MM Premier Strategic Emerging Markets Fund	37	42
MM Select Small Cap Value Fund	35	46
MM Select Small Cap Growth Fund	34	45
Oppenheimer Real Estate Fund	34	33
Babson Enhanced Index Value Fund	-	85
Oppenheimer Large Capitalization Value Fund	-	49

	$1,373	$1,603

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $74 million for 2016.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 13% to 23% domestic equity securities, 25% to 45% long duration bond securities, 5% to 15% GIA and aggregate bond assets, 13% to 23% international equity securities and 10% to 30% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 9% of the Plan assets as of December 31, 2015 and 10% as of December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the change in the fair value of plan assets:

	December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$2,139	$2,020	$5	$5
Actual return on plan assets	(20)	180	-	-
Employer contributions	66	40	19	19
Contributions by plan participants	-	-	9	10
Benefits paid	(111)	(101)	(28)	(29)

Fair value of plan assets, end of year	$2,074	$2,139	$5	$5

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

The following presents the GIA allocation by type of investment:

	December 31,
	2015	2014

Bonds	59%	60%
Mortgage loans	18	16
Partnerships and LLCs	6	6
Other investments	8	9
Common stocks - subsidiaries and affiliates	6	6
Cash and cash equivalents	2	2
Real estate	1	1

	100%	100%

The qualified pension plan invests in the following pooled and nonpooled separate account options:

Babson Long Term Duration Bond Fund is a nonpooled separate account advised by Babson Capital with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Alternative Investment Separate Account is a nonpooled separate account advised by Babson Capital. Babson Capital’s strategy includes investing in holdings of private equity funds, hedge funds, a private real estate fund and an equity index exchange traded fund.

MassMutual (MM) Premier Core Bond Fund is a pooled separate account investing in a mutual fund sub-advised by Babson Capital. The mutual fund primarily invests in high-quality, investment grade bonds with selective and prudent investments in high yield bonds, which are deemed to provide an attractive risk/reward trade off. Security selection is done through an in-depth, bottom-up credit research process seeking securities with attractive yields among the corporate, U.S. government (treasury and agency) and mortgage and asset backed sectors.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Oppenheimer International Growth Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

Oppenheimer Small Capitalization Core Fund is a pooled separate account advised by OFI Institutional Asset Management (OFI Institutional) that invests in domestic small and mid-cap, and international small and mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

Oppenheimer Large Core Fund is a nonpooled separate account advised by OFI Institutional that invests in a diversified mix of domestic large company stocks for capital appreciation potential. The strategy is a large-cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

MM Select Blue Chip Growth Fund is a pooled separate account investing in a mutual fund sub-advised by T. Rowe Price Associates, Inc. (T. Rowe Price) and Loomis Sayles & Company (Loomis) that seeks growth of capital over the long-term. The strategy seeks well-established large cap companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals. Loomis emphasizes companies with sustainable competitive advantages, long-term secular and profitable growth, and management teams focused on creating long-term value for shareholders.

MM Select Growth Opportunities Fund is a pooled separate account investing in a mutual fund sub-advised by Sands Capital Management, LLC (Sands) and Jackson Square Partners (JSP) with a large-cap growth equity focus. Sands uses bottom-up, fundamental research and employs six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. JSP seeks to select large-cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including a return on capital above its cost of capital.

MM Select Large Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Barrow Hanley and Huber Capital (Huber). Barrow Hanley manages a dividend focused strategy with a high quality, conservative orientation. Huber employs a more concentrated, deeper value strategy using a dividend discount model (DDM) as the basis for determining intrinsic value opportunities.

MM Premier Strategic Emerging Markets Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional seeking long-term growth of capital by investing primarily in international emerging markets. OFI Institutional determines the universe of emerging market countries in which to invest, based on OFI Institutional’s assessment of a country’s suitability for investment.

MM Select Small Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Wellington and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued but have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies considered to be undervalued but with the potential to generate superior returns at below average levels of risk.

MM Select Small Cap Growth Fund is a pooled separate account investing in a mutual fund sub-advised by Waddell & Reed, Wellington Management and OFI Institutional. The fund invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each sub-adviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the sub-advisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund sub-advised by Cornerstone Real Estate Advisers. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market. REITs are publicly-traded securities that sell like a stock on the major exchanges and which invest in real estate or represent operating companies that are involved in the real estate market.

Vanguard Russell 3000 Index is a pooled separate account investing in a mutual fund advised by Vanguard. The fund is passively managed and seeks to track the Russell 3000 Index.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Oakmark International Collective Fund is a non-pooled separate account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

T. Rowe Price Emerging Markets Stock Fund is a pooled separate account investing in a mutual fund advised by T. Rowe Price that seeks long-term growth of capital through investments primarily in the common stocks of companies located or with primary operations in the emerging markets of Latin America, Asia, Europe, Africa and the Middle East.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 15. “Fair value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled Separate Accounts: Unit value calculated based on the net assets of the underlying pool of securities which value their investment securities at fair value. The separate accounts are valued daily based on the NAV of shares of the underlying funds and are therefore generally classified as Level 2. As of December 31, 2015 and 2014, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Nonpooled Separate Accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

The General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

The methods described above may produce a fair value calculation that is not indicative of net realizable value or reflective of the future values of the investments. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2015

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$300	$-	$300
International large capitalization	-	118	-	118
U.S. small capitalization value	-	68	-	68
International emerging markets	-	37	-	37
Real estate	-	34	-	34
Bonds:
Diversified fixed-income	-	26	-	26
Registered investment companies:
Emerging markets	57	-	-	57

Total pooled separate accounts	57	583	-	640

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	68	-	-	68
U.S. small capitalization	77	-	-	77
U.S. mid capitalization	32	-	-	32
International large capitalization value	5	-	-	5
International small/mid capitalization	8	-	-	8
Corporate and other bonds	-	249	-	249
Long duration bonds	140	-	-	140
Short-term bonds	2	-	-	2
Government securities	-	266	-	266
Mortgage backed securities	-	3	-	3
Registered investment companies:
U.S. large capitalization	59	-	-	59
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	155	155
Multi-strategy hedge funds	-	-	25	25
Private equity/venture capital	-	-	39	39
Asset backed securities	-	9	-	9
Real estate	-	-	46	46
Cash and short-term cash equivalents	9	8	-	17

Total nonpooled separate accounts	400	535	302	1,237

Total general investment account	-	-	197	197

Total	$457	$1,118	$499	$2,074

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$242	$-	$242
International large capitalization value	-	105	-	105
U.S. small capitalization value	-	91	-	91
International emerging markets	-	42	-	42
Real estate	-	33	-	33
Bonds:
Diversified fixed income	-	125	-	125
Registered investment companies:
Emerging markets	45	-	-	45

Total pooled separate accounts	45	638	-	683

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	167	-	-	167
U.S. small capitalization	108	-	-	108
U.S. mid capitalization	64	-	-	64
International large capitalization value	15	-	-	15
International small/mid capitalization	9	-	-	9
Corporate and other bonds	-	235	-	235
Long duration bonds	116	-	-	116
Short term bonds	2	-	-	2
Government securities	-	197	-	197
Mortgage backed securities	-	7	-	7
Registered investment companies:
U.S. large capitalization	63	-	-	63
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	106	106
Multi-strategy hedge funds	-	-	23	23
Private equity/venture capital	-	-	28	28
Asset backed securities	-	8	-	8
Real estate	-	-	39	39
Cash and short-term cash equivalents	10	7	-	17

Total nonpooled separate accounts	554	454	233	1,241

Total general investment account	-	-	215	215

Total	$599	$1,092	$448	$2,139

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the Plan’s Level 3 invested assets:

	Beginning Balance 1/1/2015	Actual Return on Plan Assets	Purchases	Sales	Transfers to Level 3	Ending Balance 12/31/2015

	(In Millions)

Limited partnerships:
International small/mid cap	$106	$(10)	$59	$-	$-	$155
Multi-strategy hedge fund	23	2	-	-	-	25
Private equity venture capital	28	8	5	(2)	-	39
Multi-strategy hedge fund	37	-	-	-	-	37
Real estate	39	7	-	-	-	46
General investment account	215	6	71	(95)	-	197

Total	$448	$13	$135	$(97)	$-	$499

	Beginning Balance 1/1/2014	Actual Return on Plan Assets	Purchases	Sales	Transfers to Level 3	Ending Balance 12/31/2014

	(In Millions)

Limited partnerships:
International large cap value	$111	$3	$-	$(114)	$-	$-
International small/mid cap	-	(8)	114	-	-	106
Multi-strategy hedge fund	22	1	-	-	-	23
Private equity venture capital	13	4	14	(3)	-	28
Multi-strategy hedge fund	35	2	-	-	-	37
Real estate	36	2	1	-	-	39
General investment account	242	8	47	(82)	-	215

Total	$459	$12	$176	$(199)	$-	$448

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on this criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the year ended December 31, 2015.

Postretirement Investments

Postretirement benefit plan assets are invested solely in a domestic fixed-income bond fund. The fair value of these postretirement benefit plan assets was $5 million as of December 31, 2015 and 2014 and was included within Level 1. The domestic fixed-income fund is a money market mutual fund that seeks the maximum potential return commensurate with the desired stability of the investments. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit payments, with additional funds held that are sufficient to satisfy reasonably unanticipated spikes in benefit payments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains (losses) are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized into net periodic benefit cost over the remaining service-years of active employees and over the average remaining lifetime of eligible employees and retirees for other postretirement benefits.

As of December 31, 2015, the unamortized balance of the transition liability upon adoption of SSAP 102 was $18 million. This transition liability is being amortized through 2021.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost in 2015 and 2014 and the amounts expected to be recognized in 2016:

	December 31,
	2016	2015	2014	2016	2015	2014

	Pension Benefits			Other Postretirement Benefits

	(In Millions)

Net prior service cost	$4	$4	$8	$(6)	$2	$4
Net recognized actuarial losses	70	66	52	3	3	-

The following sets forth the amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Net prior service cost	$9	$13	$(58)	$42
Net actuarial losses	1,019	869	43	60
Unrecognized transition liability	18	24	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation	$2,675	$2,581	$305	$412
Less: fair value of plan assets	2,074	2,139	5	5

Projected benefit obligation funded status	$(601)	$(442)	$(300)	$(407)

The qualified pension plan was underfunded by $251 million as of December 31, 2015 and by $119 million as of December 31, 2014. The nonqualified pension plans are not funded and have total projected benefit obligations of $350 million as of December 31, 2015 and $323 million as of December 31, 2014.

The Company intends to fund $77 million in 2016 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and included in general insurance expenses. The net periodic cost recognized in the Statutory Statements of Operations is as follows:

	Years Ended December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement/ Postemployment Benefits

	(In Millions)

Service cost	$71	$73	$10	$12
Interest cost	99	108	16	16
Expected return on plan assets	(154)	(151)	-	-
Amortization of unrecognized net actuarial and other losses	65	52	6	1
Amortization of unrecognized prior service cost	4	8	2	4

Total net periodic cost	$85	$90	$34	$33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits

	(In Millions)

2016	$90	$20
2017	90	20
2018	96	20
2019	103	20
2020	109	20
2021-2025	643	92

The Company will no longer be eligible to receive the Medicare Prescription Drug Government Subsidy in 2016.

The net expense recognized in the Consolidated Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Pension	$85	$90	$132
Health	88	81	76
Thrift	42	44	36
Postretirement	27	28	32
Postemployment	4	5	3
Life	3	3	-
Disability	3	3	4
Other benefits	9	9	8

Total	$261	$263	$291

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2015	2014	2013	2015	2014	2013

	Pension			Other Postretirement
	Benefits			Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.30%	3.90%	4.85%	3.95%	3.75%	4.70%
Expected rate of compensation increase	3.50%	4.00%	4.00%	3.50%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	3.90%	4.85%	4.00%	3.75%	4.70%	3.80%
Expected long-term rate of return on plan assets	7.25%	7.50%	7.50%	3.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	8.00%	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2024 for 2015, 2023 for 2014 and 2021 for 2013.	-	-	-	5.00%	5.00%	5.00%

Assumed health care cost trend rates do not have a significant effect on the amounts reported for the health care plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2015	2014	2013

Weighted average grant date fair value:
PSAR granted during the year	$99.42	$78.50	$78.55
PRS granted during the year	98.64	78.54	78.58
Intrinsic value (in thousands):
PSAR options exercised	38,282	29,125	21,919
PRS liabilities paid	30,560	30,757	27,927
Fair value of shares vested during the year	44,476	71,207	65,724

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms

	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2013	2,620	$68.38	1.1	1,233	$59.71	3.2
Granted	945	78.50		315	78.54
Exercised	(752)	56.46		(395)	45.66
Forfeited	(58)	74.60		(41)	72.12

Outstanding as of December 31, 2014	2,755	73.82	1.7	1,112	69.47	3.3
Granted	939	99.42		321	98.64
Exercised	(1,090)	64.46		(309)	58.93
Forfeited	(42)	83.74		(36)	76.83

Outstanding as of December 31, 2015	2,562	85.88	3.3	1,088	80.89	2.7

Exercisable as of December 31, 2015	59	$72.51	1.8	-	$85.81	-

The PSARs compensation was a benefit of $5 million for the year ended December 31, 2015 and an expense of $63 million for the year ended December 31, 2014 and $6 million for the year ended December 31, 2013. The PSARs accrued compensation liability was $10 million as of December 31, 2015 and $58 million as of December 31, 2014. Unrecognized compensation expense related to nonvested PSARs awards was $3 million for the year ended December 31, 2015 and $18 million for the year ended December 31, 2014 and $3 million for the year ended December 31, 2013. The weighted average period over which the expense is expected to be recognized is 1.1 years.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $16 million for the year ended December 31, 2015 and $38 million for the year ended December 31, 2014 and $22 million for the year ended December 31, 2013. The PRS accrued compensation liability was $49 million for the year ended December 31, 2015 and $65 million for the year ended December 31, 2014. Unrecognized compensation expense related to nonvested PRS awards was $39 million as of December 31, 2015, $47 million as of December 31, 2014 and $38 million for the year ended December 31, 2013. The weighted average period over which the expense is expected to be recognized is 2.7 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

13.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2015:

Issue	Face	Carrying	Interest	Maturity	Scheduled Annual Interest
Date	Amount	Value	Rate	Date	Payment Dates

	($ In Millions)

11/15/1993	$250	$250	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	250	249	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	750	743	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	400	399	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	500	491	4.500%	04/15/2065	Apr 15 & Oct 15

Total	$2,250	$2,232

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2015, the unapproved interest was $19 million. Through December 31, 2015, the Company paid cumulative interest of $1,284 million on surplus notes. Interest of $140 million was approved and paid during the year ended December 31, 2015.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012 or 2015.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2015, 2014 and 2013. In the Company’s prior year financial statements, the non-cash activities shown below were included within the Statutory Statement of Cash Flows. In 2015, the NAIC issued clarifying guidance related to the exclusion of non-cash activities from the statement of cash flows. As a result, the Company has excluded the 2015 non-cash activities below from the Statutory Statement of Cash Flows for the year ended December 31, 2015; however, the 2014 and 2013 non-cash activities below continue to be included within the Statutory Statements of Cash Flows for the years ended December 31, 2014 and 2013.

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Premium recognized for group annuity contracts	$1,471	$-	$-
Bonds received as consideration for group annuity contracts	(1,466)	-	-
Bond conversions and refinancing	1,197	1,066	658
Bonds received as consideration for assignment of deposit-type liabilities	(690)	-	-
Deposit-type liabilities assigned in exchange for bonds	690	-	-
Bonds received in exchange for equity of an indirect subsidiary	185	-	-
Bank loan rollovers	143	625	1,924
Other	129	110	351
Mortgage loan issued in sale of real estate	-	150	-
Bond conversions to other invested assets		-	181
Related to the group annuity reinsurance agreement:
Deposits for policyholders’ reserves related to reinsurance agreement	-	-	5,298
Liabilities for deposit-type contracts related to reinsurance agreement	-	-	3,885
Other liabilities	-	-	879
Bonds	-	-	(8,602)
Mortgage loans	-	-	(736)
Other assets	-	-	(383)
Preferred stock	-	-	(13)

Bank loan rollovers are transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds. In 2013, bank loan rollovers that were a result of rate resets were presented on a gross basis. In 2015 and 2014, bank loan rollovers that are a result of rate resets are presented on a net basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2015

	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$8,015	$8,526	$-	$8,521	$5
All other governments	762	762	-	690	72
States, territories and possessions	727	776	-	776	-
Political subdivisions	468	503	-	503	-
Special revenue	5,414	6,061	-	6,025	36
Industrial and miscellaneous	57,984	58,260	-	35,010	23,250
Parent, subsidiaries and affiliates	6,177	6,340	-	646	5,694
Preferred stocks	533	520	13	30	477
Common stocks - subsidiaries and affiliates	441	441	307	94	40
Common stocks - unaffiliated	1,140	1,140	445	515	180
Mortgage loans - commercial	20,287	20,815	-	-	20,815
Mortgage loans - residential	1,721	1,684	-	-	1,684
Derivatives:
Interest rate swaps	8,033	8,554	-	8,554	-
Options	622	622	-	622	-
Currency swaps	536	536	-	536	-
Forward contracts	55	55	-	55	-
Credit default swaps	22	13	-	13	-
Cash, cash equivalents and short-term investments	3,049	3,049	174	2,875	-
Separate account assets	60,386	60,386	39,355	20,306	725
Financial liabilities:
Repurchase agreements	5,130	5,130	-	5,130	-
Commercial paper and other borrowed money	277	277	-	250	27
Guaranteed interest contracts	5,944	5,933	-	-	5,933
Group annuity contracts and other deposits	17,939	18,667	-	-	18,667
Individual annuity contracts	6,501	8,025	-	-	8,025
Supplementary contracts	1,094	1,095	-	-	1,095
Derivatives:
Interest rate swaps	5,797	5,839	-	5,839	-
Options	7	7	-	7	-
Currency swaps	4	4	-	4	-
Forward contracts	13	13	-	13	-
Credit default swaps	19	20	-	20	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $7,519 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,395	$8,206	$-	$8,199	$7
All other governments	526	560	-	486	74
States, territories and possessions	1,735	1,884	-	1,868	16
Political subdivisions	493	540	-	517	23
Special revenue	4,562	5,384	-	5,266	118
Industrial and miscellaneous	54,482	57,323	-	36,313	21,010
Parent, subsidiaries and affiliates	5,526	5,779	-	646	5,133
Preferred stocks	525	531	1	14	516
Common stocks - subsidiaries and affiliates	713	713	515	117	81
Common stocks - unaffiliated	1,188	1,188	587	441	160
Mortgage loans - commercial	17,585	18,204	-	-	18,204
Mortgage loans - residential	1,772	1,738	-	-	1,738
Derivatives:
Interest rate swaps	7,688	8,136	-	8,136	-
Options	524	524	-	524	-
Currency swaps	233	233	-	233	-
Forward contracts	70	70	-	70	-
Credit default swaps	16	18	-	18	-
Cash, cash equivalents and short-term investments	1,880	1,880	303	1,577	-
Separate account assets	60,384	60,384	40,104	19,680	600
Financial liabilities:
Repurchase agreements	4,658	4,658	-	4,658	-
Commercial paper and other borrowed money	268	268	-	250	18
Guaranteed interest contracts	4,218	4,301	-	-	4,301
Group annuity contracts and other deposits	17,454	18,446	-	-	18,446
Individual annuity contracts	6,394	7,365	-	-	7,365
Supplementary contracts	1,040	1,041	-	-	1,041
Derivatives:
Interest rate swaps	5,359	5,368	-	5,368	-
Options	9	9	-	9	-
Currency swaps	45	45	-	45	-
Forward contracts	3	3	-	3	-
Credit default swaps	8	7	-	7	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had a statutory carrying value of $7,227 million.

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed interest contracts and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2015

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
States, territories and possessions	$-	$2	$-	$2
Special revenue	-	4	-	4
Industrial and miscellaneous	-	18	22	40
Parent, subsidiaries and affiliates	-	47	45	92
Preferred stocks	-	3	2	5
Common stocks - subsidiaries and affiliates	307	94	40	441
Common stocks - unaffiliated	445	515	180	1,140
Derivatives:
Interest rate swaps	-	8,033	-	8,033
Options	-	622	-	622
Currency swaps	-	536	-	536
Forward contracts	-	55	-	55
Credit default swaps	-	2	-	2
Separate account assets	39,355	20,306	725	60,386

Total financial assets carried at fair value	$40,107	$30,237	$1,014	$71,358

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,797	$-	$5,797
Options	-	7	-	7
Currency swaps	-	4	-	4
Forward contracts	-	13	-	13
Credit default swaps	-	2	-	2

Total financial liabilities carried at fair value	$-	$5,823	$-	$5,823

In 2015, there were no significant transfers between Level 1 and Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
All other governments	$-	$4	$-	$4
Industrial and miscellaneous	-	33	109	142
Parent, subsidiaries and affiliates	-	10	79	89
Preferred stocks	-	-	3	3
Common stocks - subsidiaries and affiliates	515	117	81	713
Common stocks - unaffiliated	587	441	160	1,188
Derivatives:
Interest rate swaps	-	7,688	-	7,688
Options	-	524	-	524
Currency swaps	-	233	-	233
Forward contracts	-	70	-	70
Separate account assets	40,104	19,680	600	60,384

Total financial assets carried at fair value	$41,206	$28,800	$1,032	$71,038

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,359	$-	$5,359
Options	-	9	-	9
Currency swaps	-	45	-	45
Forward contracts	-	3	-	3
Credit default swaps	-	5	-	5

Total financial liabilities carried at fair value	$-	$5,421	$-	$5,421

In 2014, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Year Ended December 31, 2015

	Bonds						Total Level 3
		Parent,				Separate	Financial Assets
	Industrial and	Subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and Affiliates	Stock	Affiliated	Unaffiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2015	$109	$79	$3	$81	$160	$600	$1,032
(Losses) gains in net income	(39)	(1)	-	7	11	26	4
Gains (losses) in surplus	1	(6)	-	(28)	(10)	-	(43)
Purchases	-	-	-	460	37	168	665
Issuances	3	-	-	35	-	-	38
Sales	(4)	-	-	(493)	(12)	(68)	(577)
Settlements	(4)	(1)	-	(26)	(1)	(1)	(33)
Transfers out	-	(19)	-	-	(1)	-	(20)
Other transfers	(44)	(7)	(1)	4	(4)	-	(52)

Balance as of December 31, 2015	$22	$45	$2	$40	$180	$725	$1,014

Transfers out of Level 3 occur when quoted prices are received in markets that have not been previously active, and therefore the assets are moved to Level 2. Industrial and miscellaneous were transferred out of Level 3 into Level 2 due to a change in the observability of pricing inputs.

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

	Year Ended December 31, 2014

	Bonds						Total Level 3
		Parent,				Separate	Financial Assets
	Industrial and	Subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and Affiliates	Stock	Affiliated	Unaffiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2014	$23	$-	$1	$35	$185	$490	$734
(Losses) gains in net income	-	-	-	(1)	(71)	82	10
(Losses) gains in surplus	(13)	(6)	-	(3)	40	-	18
Purchases	3	20	3	103	9	238	376
Issuances	117	96	-	2	4	-	219
Sales	-	-	-	(34)	(4)	(320)	(358)
Settlements	(8)	(84)	-	(21)	(6)	110	(9)
Transfers in	-	53	-	-	3	-	56
Other transfers	(13)	-	(1)	-	-	-	(14)

Balance as of December 31, 2014	$109	$79	$3	$81	$160	$600	$1,032

The fair value of real estate separate accounts is carried net of encumbrances in the Statutory Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. The parent, subsidiaries, and affiliates were transferred in to Level 3 from Level 2 due to a change in the observability of pricing inputs.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principle risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other long-term care insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread quality, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Significant volatility in the financial markets, and government actions taken in response, may exacerbate some of the risks the Company faces. The Company holds investments in energy and certain other commodity sectors, which have experienced similar overall market volatility and declines. With the continued weaker economic outlook in these sectors, there may be an increase in reported default rates or potential downgrades to the ratings of companies exposed to these sectors. In addition, concerns over the solvency of certain countries and sovereignties and the entities that have significant exposure to their debt have created market volatility. This volatility may continue to affect the performance of various asset classes until there is an ultimate resolution of the sovereign debt related concerns.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $76 million for the year ended December 31, 2015, $117 million for the year ended December 31, 2014 and $89 million for the year ended December 31, 2013. Net operating leases are net of $6 million of sublease receipts for the year ended December 31, 2015, $8 million for the year ended December 31, 2014 and $13 million for the year ended December 31, 2013.

The Company has entered into two sale-leaseback transactions with unrelated parties to sell and leaseback certain fixed assets with book values of $120 million and $110 million, which resulted in no gain or loss. The leases have five year terms, which expire in 2018 and 2020 with annual lease payments of approximately $25 million and $22 million. At the end of the leases, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2015 were as follows:

		Affiliated
	Gross	Subleases	Net

	(In Millions)

2016	$99	$7	$92
2017	95	7	88
2018	83	8	75
2019	60	8	52
2020	53	8	45
Thereafter	61	10	51

Total	$451	$48	$403

In December 31, 2015, nonaffiliated subleases were less than $1 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in the normal course of business, which seeks compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

In 2008, the Company and MMHLLC were named as defendants in several lawsuits filed in federal and state courts in Colorado, Massachusetts, New Mexico, New York and Washington by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC. Certain of these lawsuits also named Tremont Group Holdings, Inc. and certain of its affiliates, and certain of their respective current or former officers and directors, as defendants. The plaintiffs alleged a variety of state law and federal security claims against the defendants. In 2015, the companies entered into settlement agreements and paid $37 million in connection with these agreements. The Company recorded the loss as a change in net unrealized capital losses, net of tax, in the Statutory Statements of Changes in Surplus.

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the California Fund Suit). This fund was advised by OppenheimerFunds, Inc. (OFI) and distributed by its subsidiary OppenheimerFunds Distributor, Inc. (OFDI). The plaintiffs in the California Fund Suit asserted claims against the Company, OFI, OFDI and certain present and former trustees and officers of the fund under federal securities laws and allege, among other things, the disclosure documents of the fund contained misrepresentations and omissions, that the investment policies of the fund were not followed, and that the fund and the other defendants violated federal securities laws and regulations and certain state laws. Plaintiffs filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order that granted in part and denied in part the defendants’ motion to dismiss. In March 2015, the court granted the plaintiffs’ motion to certify a class and to appoint class representatives and class counsel. In December 2015, the U.S. Court of Appeals for the Tenth Circuit denied defendants’ petition to appeal the district court’s class certification order. The defendants believe they have substantial defenses and will continue to vigorously defend themselves in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this suit.

In 2009, the Company was named as a defendant in a lawsuit related to certain losses in a bank owned life insurance (BOLI) policy issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company, and it seeks to recover losses arising from investments pursuant to the BOLI policy. The parties have completed discovery and are preparing for trial. In May 2015, the plaintiff voluntarily dismissed its complaint and refiled the case. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this suit.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2010, Christina Chavez (Chavez) filed a putative class action complaint against the Company. Chavez alleges that the Company breached its obligations to its term life policyholders in California by not paying dividends on those policies. The parties are engaged in active discovery. In June 2014, the parties participated in a mediation of their dispute, which did not result in a settlement. In July 2015, the judge certified a subclass consisting of one of twenty-six potential term products at issue in this case. All remaining subclasses were dismissed without prejudice. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In 2011, Golden Star, Inc. (Golden Star), plan administrator of the Golden Star Administrative Associates 401(k) Plan and Golden Star Bargaining Associates 401(k) Plan, filed a putative class action lawsuit in the U.S. District Court for the District of Massachusetts against the Company. Golden Star alleges, among other things, that the Company breached its alleged fiduciary duties while performing services to 401(k) plans and that certain of its actions constituted “Prohibited Transactions” under the Employee Retirement Income Security Act of 1974. In June 2014, the Company recorded a liability for the loss paid in 2015 in connection with this lawsuit, which did not have a significant impact on the Company.

In 2012, Karen Bacchi filed a putative class action complaint against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of the statutorily prescribed limit. The court denied the Company’s motion to dismiss and the parties are engaged in active discovery. The Company believes that it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In 2013, seven participants in the MassMutual Thrift Plan (the Thrift Plan) filed a putative class action complaint in the U.S. District Court for the District of Massachusetts. The complaint alleges, among other things, that the Company, the Investment Fiduciary Committee, the Thrift Plan Administrative Committee and individually named “fiduciaries” breached their duties by allowing the Thrift Plan to pay excessive fees and by engaging in self-dealing. The Company believes that it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s results of operations for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2015 the Company had approximately $324 million of these unsecured funding commitments to its subsidiaries and had $125 million for the year ended December 31, 2014. The unsecured commitments are included in private placements in the table below. As of December 31, 2015 and 2014, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $159 million as of December 31, 2015 and approximately $63 million as of December 31, 2014. As of December 31, 2015 and 2014, the Company did not have any funding requests attributable to these letter of credit arrangements.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2015, the Company had the following outstanding commitments:

	2016	2017	2018	2019	2020	Thereafter	Total

	(In Millions)

Private placements	$1,140	$234	$59	$320	$250	$338	$2,341
Mortgage loans	386	469	294	-	261	-	1,410
Real estate	26	-	-	-	204	-	230
Partnerships and LLC	455	559	472	419	628	408	2,941
LIHTCs (including equity contributions)	2	-	-	-	16	129	147

Total	$2,009	$1,262	$825	$739	$1,359	$875	$7,069

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2015 and 2014, the Company had no outstanding obligations attributable to these commitments.

g.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2015 and 2014, the Company had no outstanding obligations to any obligor attributable to these guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2015.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (CREA and Babson Capital), if the subsidiary is unable to pay.	-	The liabilities for these plans of $178 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life Insurance Company, MML Bay State Life Insurance Company and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Completion Guarantee	The Company issued a construction loan for a real estate development project. The land on which the property is to be built is subject to a ground lease. In conjunction with issuing this construction loan, the Company has also issued a completion guarantee to the land owner that pays only in the event the project is not completed. The project is expected to be completed by June 2019.	-	$350 million

17.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $39 million in 2015, $48 million in 2014 and $51 million in 2013. Fees from MML Bay State accounted for $9 million in 2015 and $11 million in 2014 and 2013.

The Company has agreements with its subsidiaries and affiliates, including OFI, MML Investment Advisers, LLC, The MassMutual Trust Company, FSB and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has agreements with its subsidiaries, Babson Capital, Cornerstone Real Estate Advisers, LLC (CREA), OFI, Wood Creek Capital Management LLC and MML Investment Advisers LLC, which provide investment advisory services to the Company.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$253	$275	$214
Investment advisory income	24	30	27
Recordkeeping and other services	21	18	50
Fee expense:
Investment advisory services	270	264	239

The Company reported amounts due from subsidiaries and affiliates of $54 million as of December 31, 2015 and $59 million as of December 31, 2014. The Company reported amounts due to subsidiaries and affiliates of $18 million as of December 31, 2015 and $23 million as of December 31, 2014. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s subsidiaries, Babson Capital and CREA, invest a portion of their nonqualified compensation plan in guaranteed interest contracts with the Company. Interest credited on deposits to the Babson Capital and CREA contracts was $5 million for the years ended December 31, 2015, 2014 and 2013.

The Company approved financing of $3,013 million as of December 31, 2015 and 2014, for MassMutual Asset Finance, LLC (MMAF) that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. During 2015, MMAF borrowed $1,272 million and repaid $1,115 million under the credit facility. During 2014 MMAF borrowed $1,417 million and repaid $812 million under the credit facility. Outstanding borrowings under the facility with the Company were $2,701 million as of December 31, 2015 and $2,280 million as of December 31, 2014. Interest for these borrowings was $47 million for the year ended December 31, 2015 and $37 million for the year ended December 31, 2014. The interest of this facility adjusts monthly based on the 30-day LIBOR.

The Company approved financing of $225 million as of December 31, 2015 and $315 million as of December 31, 2014 for Jefferies Finance, LLC that can be used for the short-term financing of assets underwritten by Jefferies Finance, LLC. During 2015, Jefferies Finance, LLC borrowed $682 million and repaid $641 million under the credit facility. During 2014, Jefferies Finance, LLC borrowed $2,700 million and repaid $3,061 million under the credit facility. There were no outstanding borrowings under the facility as of December 31, 2015 and 2014 and all outstanding interest had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased

On November 23, 2015, the Company and Pioneers Gate LLC (Pioneers Gate) completed an equity for debt swap. Pioneers Gate swapped $185 million of the Company’s contributed capital for $185 million of additional Pioneers Gate debt. No cash was distributed by Pioneers Gate.

The Company held debt issued by MMHLLC that amounted to $2,068 million as of December 31, 2015 and 2014. The Company recorded interest income on MMHLLC debt of $84 million in 2015 and $104 million in 2014.

The Company had two Modco agreements with the Japanese subsidiary of MMHLLC, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company was the reinsurer and the Japanese subsidiary retained the reserve and associated assets on individual life insurance policies. The predominant contract types were whole life, endowments and term insurance. The Modco agreements allowed the Japanese subsidiary to keep control of the investment and management of the assets supporting the reserves. The

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Modco adjustment was the mechanism by which the Company funded the reserve on the reinsured portion of the risk. It was needed to adjust for the financial effect of the Japanese subsidiary holding the reserves on the ceded coverage rather than the Company. These two Modco agreements were recaptured, effective May 31, 2013, resulting in a $7 million increase to income due to the recapture fee paid to the Company from the Japanese subsidiary. In addition to the recapture fee, the Company reported a $3 million increase to income for reinsurance transactions prior to the recapture on May 31, 2013.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

Effective January 1, 2014, C.M. Life recaptured certain life insurance policies that were previously assumed by the Company under a Modco reinsurance arrangement, resulting in a $25 million gain for the Company. Prior to the recapture, the Company assumed 75% of the premium on certain universal life policies. The Company had funded C.M. Life a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience.

As of December 31, 2015, the net reinsurance amounts due to C.M. Life and MML Bay State were $49 million and as of December 31, 2014, the net reinsurance amounts due to C.M. Life and MML Bay State were $31 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Premium assumed	$57	$57	$68
Modco adjustments, included in fees and other income	15	13	32
Expense allowance on reinsurance assumed, included in commissions	(21)	(20)	(24)
Policyholders’ benefits	(97)	(69)	(107)
Experience refunds paid	-	-	(1)
Recapture fee	-	20	-

For further information on common stocks - subsidiaries and affiliates, refer to Note 4d. “Common stocks - subsidiaries and affiliates.”

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16g. “Guarantees” for information on the guarantees.

18.	Subsequent events

Management of the Company has evaluated subsequent events through February 19, 2016, the date the financial statements were available to be issued. No events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2015 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MassMutual Holding LLC

The MassMutual Trust Company, FSB

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor II, LLC

MMC Equipment Finance LLC

MML Mezzanine Investor L, LLC

MML Re Finance LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Berkshire Way LLC

MassMutual Retirement Services, LLC

Fern Street LLC

MML Strategic Distributors, LLC

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Special Situations Investor LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

The MassMutual Trust Company, FSB

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

MML Investors Services, LLC

MML Management Corporation

MassMutual International LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures LLC

First Mercantile Trust Company

Society of Grownups, LLC

MM Caerulus Holdco US LLC

MassMutual Ventures LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Haven Life Insurance Agency, LLC

MM Rothesay Holdco US LLC

MM Asset Management Holding LLC

Subsidiaries of MML Investment Advisers LLC

(No subsidiaries)

Subsidiaries of Babson Capital Management LLC (a subsidiary of MM Asset Management Holding LLC)

Babson Capital Securities LLC

Babson Capital Management (Japan) KK

Babson Capital Management (Australia) Holding Company Pty Ltd.

Babson Capital Guernsey Limited

Cornerstone Real Estate Advisers LLC

Wood Creek Capital Management LLC

Babson Capital Cornerstone Asia Limited

Babson Capital Finance LLC

Babson Capital Floating Rate Income Fund Management, LLC

Babson Capital Core Fixed Income Fund Management, LLC

Babson Capital Total Return Management LLC

Babson CLO Investment Partners GP, LLC

Babson Global Loan Feeder Management, LLC

Babson TERO Management LLC

Babson Investment Grade CLO Debt Management LLC

Benton Street Advisors, Inc.

SDCOS Management LLC

Great Lakes III GP, LLC

Loan Strategies Management LLC

Mezzco LLC

Mezzco II LLC

Mezzco III LLC

Mezzco IV LLC

Mezzco Australia LLC

Mezzco Australia II LLC

Somerset Special Opportunities Management LLC

Subsidiaries of Cornerstone Real Estate Advisers LLC

Cornerstone Real Estate Advisers Inc.

Cornerstone Real Estate UK Holdings Limited

Cornerstone Real Estate Advisers Japan K.K.

Subsidiaries of Wood Creek Capital Management LLC

Wood Creek Index Company, LLC

Milestone Acquisition Holding, LLC.

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Subsidiaries of OppenheimerFunds, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

OFI Global Asset Management, Inc.

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

VTL Associates, LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OFI Private Investments, Inc.

OFI Global Institutional, Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

Tremont (Bermuda) Limited

Tremont Partners, LLC

Tremont GP, LLC

Settlement Agent LLC

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring Fund Managers Limited

Baring International Investment Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Baring Investments (UK) Limited

Baring International Investment Management Holdings

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Pioneers Gate LLC

(No subsidiaries)

Other Affiliates:

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.) [no subsidiaries]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for non-domestic insurance subsidiaries and controlled affiliates of the Company:

		As of December 31, 2015

	CUSIP	Gross Value	Non- admitted	Admitted	Latest Filing	2014 Approved Valuation	Valuation Method Disallowed?

	($ in Millions)

Sub-2 Filings
MassMutual Holding LLC	57543#-11-8	$5,717	$-	$5,717	6/1/2015	$5,549	No
MSC Holding Company, LLC	55367*-10-1	373	-	373	6/1/2015	358	No
Babson Capital Global Umbrella	G0R5P5-24-5	100	-	100	5/28/2015	101	No
Babson Capital Global Umbrella	G0R5P5-74-0	82	-	82	5/29/2015	95	No
Babson Capital Global Umbrella	G0756M-11-8	46	-	46	5/29/2015	47	No
The MassMutual Trust Co, FSB	57631@-10-5	17	-	17	6/1/2015	15	No
Cornerstone Global REIT Corp	21926@-10-5	1	-	1	8/19/2015	1	No
Babson Capital Global Umbrella	G0R5P3-10-9	-	-	-	8/6/2015	69	No

Aggregate Total:		$6,336	$-	$6,336		$6,235

The Company also has other subsidiaries and controlled affiliates included in partnerships and LLCs that do not require Sub-2 valuation fillings with the NAIC. Affiliated partnerships and LLCs were $4,213 million as of December 31, 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2015	$4,881,393.98	$-	$4,881,393.98	$4,783,193.97	$(98,200.01)	$4,783,193.97	$4,728,735.62
September 30, 2015	50,531,382.40	-	50,531,382.40	45,665,858.52	(4,865,523.88)	45,665,858.52	58,523,652.24
June 30, 2015	66,924,926.70	-	66,924,926.70	65,240,585.41	(1,684,341.29)	65,240,585.41	72,953,475.23
March 31, 2015	17,856,447.05	-	17,856,447.05	17,681,510.35	(174,936.70)	17,681,510.35	17,553,998.88
December 31, 2014	69,225,742.98	-	69,225,742.98	68,301,291.28	(924,451.70)	68,301,291.28	79,410,553.48
September 30, 2014	645,720.82	-	645,720.82	604,437.11	(41,283.71)	604,437.11	627,381.39
June 30, 2014	57,012,606.16	-	57,012,606.16	55,422,168.01	(1,590,438.15)	55,422,168.01	75,253,387.54
March 31, 2014	91,702,041.47	-	91,702,041.47	80,744,073.99	(10,957,967.48)	80,744,073.99	97,672,070.74
December 31, 2013	113,707,950.98	-	113,707,950.98	108,815,640.18	(4,892,310.80)	108,815,640.18	111,783,051.88
September 30, 2013	81,945,730.49	-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13	-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52	-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04	-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06	-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52	-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18	-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06	-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals		$(106,853,708.32)			$(631,718,470.69)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2015:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660LYW3	$2,035,456.46	$-	$2,035,456.46	$1,960,235.34	$(75,221.12)	$1,960,235.34	$1,957,687.26
589929N38	366,246.39	-	366,246.39	362,448.35	(3,798.04)	362,448.35	354,617.03
79549ASN0	6,838.97	-	6,838.97	3,582.43	(3,256.54)	3,582.43	51,563.43
9393365V1	845,779.69	-	845,779.69	837,217.39	(8,562.30)	837,217.39	793,294.33
939336KZ5	1,627,072.47	-	1,627,072.47	1,619,710.46	(7,362.01)	1,619,710.46	1,571,573.57
Totals	$4,881,393.98	$-	$4,881,393.98	$4,783,193.97	$(98,200.01)	$4,783,193.97	$4,728,735.62

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2015:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GKZ0	$117,486.80	$-	$117,486.80	$117,127.93	$(358.87)	$117,127.93	$115,240.08
55274SAM3	341,582.01	-	341,582.01	324,346.42	(17,235.59)	324,346.42	334,591.45
77277LAF4	28,226,832.71	-	28,226,832.71	25,446,697.16	(2,780,135.55)	25,446,697.16	33,421,879.80
77277LAH0	1,413,733.84	-	1,413,733.84	1,278,117.52	(135,616.32)	1,278,117.52	3,220,416.00
77277LAJ6	20,018,166.31	-	20,018,166.31	18,098,147.21	(1,920,019.10)	18,098,147.21	21,031,329.24
79549ASM2	413,580.73	-	413,580.73	401,422.28	(12,158.45)	401,422.28	400,195.67
Totals	$50,531,382.40	$-	$50,531,382.40	$45,665,858.52	$(4,865,523.88)	$45,665,858.52	$58,523,652.24

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2015:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
125435AA5	$5,591,390.77	$-	$5,591,390.77	$5,519,187.17	$(72,203.60)	$5,519,187.17	$5,281,761.87
17307GKZ0	119,235.99	-	119,235.99	118,847.22	(388.73)	118,847.22	116,727.92
77277LAF4	29,050,737.79	-	29,050,737.79	28,226,832.71	(823,905.08)	28,226,832.71	33,335,201.70
77277LAH0	1,453,924.32	-	1,453,924.32	1,413,733.82	(40,190.50)	1,413,733.82	3,212,064.00
77277LAJ6	20,587,172.84	-	20,587,172.84	20,018,166.32	(569,006.52)	20,018,166.32	20,976,785.46
86359DMC8	10,122,465.03	-	10,122,465.03	9,943,818.17	(178,646.86)	9,943,818.17	10,030,934.28
Totals	$66,924,926.74	$-	$66,924,926.74	$65,240,585.41	$(1,684,341.29)	$65,240,585.41	$72,953,475.23

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2015:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$140,272.10	$-	$140,272.10	$134,123.48	$(6,148.62)	$134,123.48	$134,714.77
125435AA5	761,146.58	-	761,146.58	760,429.38	(717.20)	760,429.38	756,781.89
17307GKZ0	181,599.21	-	181,599.21	181,427.62	(171.59)	181,427.62	178,302.24
585525FC7	39,641.31	-	39,641.31	39,369.38	(271.93)	39,369.38	39,067.16
589929N38	442,399.12	-	442,399.12	440,825.92	(1,573.20)	440,825.92	427,585.66
61750MAB1	6,703.44	-	6,703.44	6,082.46	(620.98)	6,082.46	6,632.60
81744FDK0	1,457,921.03	-	1,457,921.03	1,443,546.61	(14,374.42)	1,443,546.61	1,418,067.40
86359DMC8	10,456,789.36	-	10,456,789.36	10,378,178.75	(78,610.61)	10,378,178.75	10,326,945.98
885220FS7	3,341,468.04	-	3,341,468.04	3,273,617.68	(67,850.36)	3,273,617.68	3,293,395.98
92922F2G2	56,110.80	-	56,110.80	55,440.74	(670.06)	55,440.74	54,572.94
939336KZ5	972,396.06	-	972,396.06	968,468.33	(3,927.73)	968,468.33	917,932.26
Totals	$17,856,447.05	$-	$17,856,447.05	$17,681,510.35	$(174,936.70)	$17,681,510.35	$17,553,998.88

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (SSAP No. 26). Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, “Revised - Loan-Backed and Structured Securities” (SSAP No. 43R), as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2015:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
165167BZ9	$94,600	$103,400	$94,606	NO
289237AD1	2,000,000	1,927,200	2,000,000	NO
289237AE9	1,699,200	1,937,800	1,976,237	NO
30256YAA1	27,755,666	29,456,915	27,734,159	NO
30711XAW4	3,606,970	3,595,473	3,606,970	YES
30711XBE3	7,852,782	7,843,356	7,852,782	YES
3137G0EQ8	5,168,092	5,158,179	5,168,092	YES
912810FR4	4,944,283	6,053,297	4,881,186	NO
912810PS1	1,874,118	2,590,433	1,884,028	NO
912810RA8	318,453,774	332,656,340	322,488,588	NO
912810RF7	1,368,352,416	1,266,362,818	1,363,581,292	NO
912810RL4	22,647,985	22,020,970	22,683,498	NO
912828GD6	1,881,627	2,296,153	1,933,204	NO
912828GX2	1,982,647	2,097,510	1,838,360	NO
TT3256233	1,262,834	1,283,550	1,267,299	NO

Total	$1,769,576,994	$1,685,383,394	$1,768,990,301

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Financial Statements included in Part A

Condensed Financial Information

Financial Statements included in Part B

The Registrant – The following financial statements:

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2015

Statements of Operations and Changes in Net Assets for the years ended December 31, 2015 and 2014

Notes to Financial Statements

The Depositor – The following financial statements:

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2015 and 2014

Statutory Statements of Operations for the years ended December 31, 2015, 2014 and 2013

Statutory Statements of Changes in Surplus for the years ended December 31, 2015, 2014 and 2013

Statutory Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013

Notes to Statutory Financial Statements

(b)	Exhibits

	Exhibit 1	Resolution of Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account – Incorporated by reference to Initial Registration Statement File No. 333-45039 filed January 28, 1998

	Exhibit 2	Not Applicable.

	Exhibit 3	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

	Exhibit 4	i.	Template Individual Variable Deferred Annuity Contract with Flexible Purchase Payments – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015.

		ii.	Template Contract Schedule(s) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015.

		iii.	Fixed Account for Dollar Cost Averaging Rider – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015.

		iv.	Return of Purchase Payment Death Benefit Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

		v.	Nursing Home and Hospital Withdrawal Benefit Rider – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015.

		vi.	Terminal Illness Withdrawal Benefit Rider – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015.

		vii.	Guaranteed Minimum Accumulation Benefit Rider (12 Year Benefit) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015.

		viii.	Guaranteed Minimum Accumulation Benefit Rider (20 Year Benefit) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015.

		ix.	Unisex Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

		x.	Qualified Plan Contract Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

		xi.	IRA Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

		xii.	Roth IRA Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

		xiii.	SIMPLE IRA Supplemental Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

	Exhibit 5	Individual Variable Deferred Annuity Contract Application – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

	Exhibit 6	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

		ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

	Exhibit 7	Not Applicable.

	Exhibit 8	i.	Fund Participation Agreements

a. Fidelity Funds

– Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendments effective May 1, 1998 and April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment effective June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment effective September 1, 2015 *

	–	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

b.	Ivy Funds

	–	Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

• First Amendment dated January 18, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

• Second Amendment dated June 12, 2015 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-203063 filed June 18, 2015

c.	MML Funds

	–	Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

	–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

• Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

• Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Seventh Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

d.	MML II Funds

	–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

• Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•       Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

• Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Ninth Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

e.	Oppenheimer Funds

	–	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post- Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

• Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

• Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post- Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)

a.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

b.

Ivy Funds Variable Insurance Portfolios Amended and Restated Agreement dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

c.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

d.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

e.

OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	iii.	Administrative Services

		a.	se2, LLC

–       First Amended and Restated Master Services Agreement effective May 28, 2013 by and between Massachusetts Mutual Life Insurance Company and se2, LLC – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-203063 filed June 18, 2015

Exhibit 9	Opinion and Consent of Counsel – Incorporated herein by reference to Exhibit 10 (i.) under Item 24 in Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

Exhibit 10	i.	Consent of Independent Registered Public Accounting Firm, KPMG LLP. *

	ii.	Powers of Attorney for:

¯ Mark T. Bertolini * Isabella D. Goren * ¯ RogerW. Crandall Michael T. Rollings Gregory Deavens Kathleen A. Corbet James H. DeGraffenreidt, Jr. Patricia Diaz Dennis	Jeffrey M. Leiden * Robert A. Essner Raymond W. LeBoeuf Cathy E. Minehan Marc F. Racicot Laura J. Sen William T. Spitz H. Todd Stitzer

– Incorporated by reference to signature page to Initial Registration Statement File No. 333-202684 filed March 12, 2015

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

*	filed herewith

Item 25. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Kathleen A. Corbet, Lead Director 49 Cross Ridge Road New Canaan, CT 06840	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116	Jeffrey M. Leiden, Director 50 Northern Avenue Boston, MA 02210

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911	Mark T. Bertolini, Director 151 Farmington Avenue Hartford, CT 06156

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212

William T. Spitz, Director 16 Wynstone Nashville, TN 37215	Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236	H. Todd Stitzer, Director 1312 Casey Key Road Nokomis, FL 34275

Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34102-7716	Isabella D. Goren, Director 16228 Shadybank Drive Dallas, TX 75248

Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Melvin Corbett, Executive Vice President and Chief Investment Officer 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Pia Flanagan,, Vice President, Corporate Secretary & Assistant General Counsel 1295 State Street Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111	Robert Casale, Executive Vice President & Chief Information Officer 1295 State Street Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer 1295 State Street Springfield, MA 01111	Elizabeth Chicares, Executive Vice President, Chief Enterprise Risk Officer and Chief Actuary 1295 State Street Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President 1295 State Street Springfield, MA 01111	Susan Cicco, Senior Vice President & Chief of Staff 1295 State Street Springfield, MA 01111

Michael Fanning, Executive Vice President 1295 State Street Springfield, MA 01111	Adnan Omar Ahmed, Executive Vice President and Chief Human Resources Officer 1295 State Street Springfield, MA 01111

Gregory Deavens, Senior Vice President and Controller 1295 State Street Springfield, MA 01111

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.
1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.
2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.
3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.
4.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.
5.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.
6.	CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual – 99% and MassMutual Holding LLC – 1%.)
C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

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1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company which operates as a securities broker-dealer and federally covered investment advisor.
a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, (June 27, 2001) a Delaware limited liability company which is a federally covered investment adviser and licensed insurance agency. (MML Investors Services, LLC – 51% and Series Members – 49%)
2.	MML Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.
a.	MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.
3.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.
a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC).
1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

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2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Keng Puang Tay (in trust for MassMutual Asia Ltd.))..
3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company.
4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)
5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited - 50%.)
6.)	MassMutual Asia Investors Ltd., a Hong Kong company that provides investment advisory services. (wholly owned subsidiary of MassMutual Asia Limited)

b.	MassMutual Internacional (Chile) SpA, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 99.93%; MassMutual Holding LLC - .07%; MassMutual Holding LLC)
c.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 90.52%; MassMutual Asia Limited – 9.46%; and MassMutual Life Insurance Company - .02%).
4.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

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5.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.
6.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.
7.	Society of Grownups, LLC (April 15, 2014), a Massachusetts limited liability company and federally covered investment adviser that provides financial planning and other personal financial and investment advice and education to the public.
8.	MassMutual Ventures LLC (June 10, 2014), a Delaware limited liability company.
9.	Haven Life Insurance Agency, LLC (March 11, 2013), a Delaware limited liability company that engages in insurance agency activities.
10.	MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company that holds shares in Rothesay Holdco UK Limited.
11.	MM Asset Management Holding LLC, a Delaware limited liability company that acts as a holding company for certain asset managers
a.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.
1.)	Babson Capital Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.
2.)	Babson Capital Management (Japan) KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.
3.)	Babson Capital Management (Australia) Holding Company Pty Ltd. (October 12, 2009), an operating

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company that employs five or more mezzanine debt portfolio managers.
a.)	Babson Capital Management (Australia) Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.
4.)	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.
5.)	Babson Capital Management (UK) Limited (formerly known as Babson Capital Europe Limited), an institutional debt-fund manager organized under the laws of England and Wales.
i.	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Management (UK) Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.
ii.	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Management (UK) Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.
iii.	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Management (UK) Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

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iv.	Almack Mezzanine GP III Limited, an English company that serves as general partner of Almack Mezzanine Investors III LP, Almack Mezzanine III LP and Almack Mezzanine Carry III LP, all the stock of which is owned by Babson Capital Management (UK) Limited.
v.	Babson Capital Global Advisors Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.
aa.	BCGSS 2 GP LLP (August 19, 2014)(99.9% owned by Babson Capital Global Advisors Limited and 0.1% owned by Babson Capital Management (UK) Limited.)
vi.	Babson European Direct Lending 1 GP LLP (February 17, 2015), a limited liability partnership organized under the laws of England and Wales. (50% owned by Babson Capital Management (UK) Limited and 50% owned by Babson Capital Global Advisors Limited.)
vii.	Babson GPC GP S.à.r.l., a private limited liability company domiciled in Luxembourg that serves as the general partner of Babson Global Credit Fund (LUX) SCSp, SICAV-SIF.
6.)	Cornerstone Real Estate Advisers LLC (January 20, 1994), a Delaware limited liability company which operates as an investment adviser.

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a.)	Cornerstone Real Estate Advisers Inc. (formerly, Babson Capital Management, Inc.), a Delaware corporation that holds a “corporation” real estate license.
b.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.
i.	Cornerstone Real Estate Advisers (Continental Europe) Limited (formerly, Cornerstone Real Estate UK (No. 2) Limited, a special purpose holding company.
ii.	Cornerstone Real Estate Advisers Europe Finance LLP (formerly, Protego Real Estate Investors Finance LLP), a London-based real estate investment management company. (99% owned by Cornerstone Real Estate UK Holdings Limited and 1% owned by Cornerstone Real Estate UK (No.2) Limited.)

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iii.	Cornerstone Real Estate Advisers Europe LLP (formerly, Protego Real Estate Investors LLP), a London-based real estate investment management company. (99% owned by Cornerstone Real Estate UK Holdings Limited and 1% owned by Cornerstone Real Estate UK (No.2) Limited.)
iv.	Cornerstone Real Estate Advisers GmbH (January 8, 2014), a German limited liability company that provides transaction and asset management services for all types of real estate and retail property, in addition to development and refurbishment services for office, retail, industrial and residential assets.
v.	CREAE AIFM LLP, a UK limited liability partnership. (99% owned by Cornerstone Real Estate UK Holdings Limited and 1% owned by Cornerstone Real Estate UK (No. 2) Limited.)
c.)	Cornerstone Real Estate Advisers Japan K.K. (February 18, 2013), a Japanese joint stock corporation formed to provide real estate investment advisory services, including the acquisition, disposition, and financing of equity and debt investments and the marketing of real estate investment vehicles.
7.)	Wood Creek Capital Management LLC, a Delaware limited liability company that acts as an investment adviser.
a.)	Wood Creek Index Company, LLC, a Delaware limited liability company that compiles, analyzes and periodically publishes returns data for selected investments.

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8.)	Babson Capital Cornerstone Asia Limited (January 23, 2008) a Hong Kong company that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.
9.)	Babson Capital Finance LLC (December 12, 2012), a Delaware limited liability company formed to invest in securities of U.S. middle market companies.
a.)	BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland to invest in securities.
b.)	BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware to invest in securities.
b.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the OppenheimerFunds, Inc., Tremont Group Holdings, Inc. and their respective subsidiaries. (MM Asset Management Holding LLC – 96.844%).
1.)	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which is registered as an investment adviser and operates as the sub-adviser to most of the Oppenheimer Funds.
a.	OFI Global Asset Management, Inc. (May 8, 1978), a Delaware corporation which is registered as an investment adviser and transfer agent and operates as an investment adviser and transfer agent to the Oppenheimer Funds.
b.)	OppenheimerFunds Distributor, Inc. (July 3,1978), a New York corporation which is registered as a broker-dealer and operates as a broker-dealer and general distributor of the Oppenheimer Funds and certain 529 College Savings Plans.
c.)	Oppenheimer Real Asset Management, Inc. (December 22, 1988), a Delaware corporation that currently has no operations.

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d.)	OFI SteelPath, Inc. (November 20, 2012), a Delaware corporation which is registered as an investment adviser and operates as an investment adviser to certain Oppenheimer funds, private funds and accounts that invests in concentrated portfolios of energy infrastructure master limited partnerships.
e.)	Shareholder Services, Inc. (September 16, 1987), a Colorado corporation doing business as OppenheimerFunds Services which is registered as a transfer agent and operates as a sub-transfer agent to the Oppenheimer Funds.
f.)	OFI Private Investments Inc. (March 20, 2000), a New York corporation which is registered as an investment adviser and operates as the Program Manager for several states’ 529 college savings and prepaid tuition plans..
g.)	VTL Associates, LLC (September 27, 2004), a Pennsylvania limited liability company which is registered as an investment adviser and operates as an investment adviser to Oppenheimer’s smart beta ETFs and SMAs.
i.	Index Management Solutions, LLC (October 5, 2009) a Pennsylvania limited liability company that currently has no operations.

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h.)	OFI Global Institutional Inc. (Nov. 20, 2000), a New York corporation which is registered as an investment adviser and provides investment advisory services to individual accounts, pension plans, mutual funds, insurance company separate accounts, private funds, public funds and corporations.
i.	Trinity Investment Management Corporation (November 1, 1974), a Pennsylvania corporation that currently has no operations
ii.	OFI Global Trust Company (February 4, 1988), a New York trust company which operates as an investment manager and trustee of collective investment trusts offered to qualified trusts and governmental trusts.
iii.	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which is registered as an investment adviser and provides investment advisory services to private, structured investment products.
2.)	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 18, 1987), a New York-based investment services provider which is in the process of winding up its fund of funds that invested in hedge funds.
a.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.
b.)	Tremont Partners, LLC (1984) a Connecticut limited liability company that is an investment adviser.
c.)	Tremont GP, LLC, a Delaware limited liability company.

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i.	Settlement Agent LLC, a Delaware limited liability company that acts as an agent.
c.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.
1.)	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.
a.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.
i.	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.
ii.	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.
iii.	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited..
iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.
v.	Baring Investments (UK) Limited (September 5, 2014), a company incorporated under the laws of England

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and Wales that acts as an asset holding company.

vi.	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.
aa.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company
i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.
ii.	Baring France SAS (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.
iii.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.
iv.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.
v.	Baring Asset Management Switzerland Sàrl (December 18,

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2013), an operating company established under the laws of Switzerland.

vi.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.
aaa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.
i)	Baring Asset Management Korea Limited, a regulated Korean company that engages in the business of asset management, business administration and investment advisory service.
bbb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda under that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.
ccc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.
ddd.)	Baring Asset Management (Australia) Pty Limited

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(June 6, 1986), an investment adviser under the laws of Australia.

2.)	Baring North America LLC (formerly known as Baring Asset Management LLC) (September 28, 1967), a Massachusetts corporation that provides client services to investors.
D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank which performs trust services.
E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.
F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.
G.	MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company that invests in certain private equity funds.
H.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.
I.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.
J.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.
1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide (owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company).
a.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

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b.	MMAF Equipment Finance LLC 2011-A (June 21, 2011), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.
K.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.
L.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.
M.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.
N.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest.
O.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.
P.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)
Q.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for MassMutual.
R.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.
S.	Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company lending secured and unsecured loans to middle market and growing companies. (MassMutual Holding LLC holds 45% ownership interest; Babson Capital Management LLC holds 5% ownership interest; and Jefferies Group, Inc. holds 50% ownership interest.)

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T.	MSC Holding Company, LLC (January 18, 2012), a Delaware limited liability company that acts as a holding company for certain MassMutual entities.
1.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.
U.	Berkshire Way LLC (June 14 2012), a Delaware limited liability company that was formed to invest in emerging market securities on behalf of MassMutual.
V.	MassMutual Retirement Services, LLC (December 5, 2007), a Delaware limited liability company engaged in the business of providing administrative services to retirement plans
W.	Fern Street LLC (April 11, 2013), a Delaware limited liability company that was formed to invest in emerging market equity to be managed by OppenheimerFunds, Inc.
X.	MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company that is licensed to act as a broker-dealer.
Y.	MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company which operates as a federally covered investment adviser.
Z.	Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company that was formed to invest in asset-backed securities on behalf of MassMutual.
AA.	MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.
BB.	Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company that acts as a holding company.
1.	Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company that acts as a holding company.

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a.	a. Lyme Adirondack Timber Sales, Inc. (July 31, 2006), a New York operating company.
b.	Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.
c.	Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

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The following are investment-related and/or special purpose entities of Babson Capital Management LLC (“Babson”). These entities are all domiciled in the State of Delaware.

1.	Babson Capital Core Fixed Income Management LLC
2.	Babson Capital Floating Rate Income Fund Management LLC
3.	Babson Capital Total Return Management LLC
4.	Babson CLO Investment Partners GP, LLC
5.	Babson Global Loan Feeder Management LLC
6.	Babson Investment Grade CLO Debt Management LLC
7.	Babson TERO Management LLC
8.	Benton Street Advisors, Inc.
9.	Great Lakes III GP, LLC
10.	Loan Strategies Management LLC
11.	Mezzco Australia LLC
12.	Mezzco Australia II LLC
13.	Mezzco LLC
14.	Mezzco II LLC
15.	Mezzco III LLC
16.	Mezzco IV LLC
17.	SDCOS Management LLC
18.	Somerset Special Opportunities Management LLC

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The following are investment-related entities of Wood Creek Capital Management LLC (“Wood Creek”).

1.	Alchemy Copyrights, LLC
2.	Milestone Acquisition Holding, LLC
3.	Red Lake Ventures, LLC
4.	Solar Acquisition Holding LLC
5.	Sweet Tree Holdings 1, LLC.
6.	Tamiami Citrus, LLC
7.	Teaktree Acquisition, LLC
8.	U.S. Buyer Broadcasting, LLC
9.	U.S. WIG Holdings, LP
10.	US Pharmaceutical Holdings I, LLC
11.	U.S. Pharmaceutical Holdings II, LLC
12.	VGS Acquisition Holding, LLC
13.	WC Aircraft Holdings US II, LLC
14.	Wood Creek Aircraft Holding I, LP

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The following companies are not considered subsidiary companies of Massachusetts Mutual Life Insurance Company (“MassMutual”) however MassMutual or its subsidiaries hold at least 20% ownership of the voting rights or capital of the companies below.

BABSON MEZZANINE REALTY MANAGEMENT II LLC - Incorporated on November 21, 2007, a Delaware limited liability company that is the general partner of Babson Mezzanine Realty Investors II LP. Cornerstone Real Estate Advisers LLC holds 100% of the ownership interest in this company.

CCM FUND I GP LLC - A Delaware limited liability company formed on January 13, 2010 that is the general partner of Cornerstone Core Mortgage Fund I LP. Cornerstone Real Estate Advisers LLC holds 100% of the membership interest in this company.

CCM VENTURE I GP LLC - A Delaware limited liability company formed on January 14, 2010 that is the general partner of Cornerstone Core Mortgage Venture I LP. Cornerstone Real Estate Advisers LLC holds 100% of the membership interest in this company.

CEMF I GP LLC - A Delaware limited liability company formed on September 21, 2010 which is the general partner of Cornerstone Enhanced Mortgage Fund I LP and is 100% owned by Cornerstone Real Estate Advisers LLC.

CHY VENTURE GP LLC - A Delaware limited liability company formed on October 18, 2013 which is the general partner of Cornerstone High Yield Venture LP and is 100% owned by Cornerstone Real Estate Advisers LLC.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC. - Incorporated as a corporation on April 5, 2011, and registered as a closed-end investment company under the Investment Company Act of 1940. Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company in the aggregate hold 34.3% of the mandatorily redeemable preferred shares of this company

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC. - Incorporated as a corporation on April 10, 2012, and registered as a closed-end investment company under the Investment Company Act of 1940. Massachusetts Mutual Life Insurance Company holds 34.3% of the mandatorily redeemable preferred shares of this company.

CORNERSTONE APARTMENT VENTURE III LLC - A Delaware limited liability company formed on October 25, 2006 that acts as an investment vehicle for institutional investors to acquire interest in a portfolio. Cornerstone Real Estate Advisers LLC acts as the managing member of the company.

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CORNERSTONE HOTEL FUND GP LLC - A Delaware limited liability company formed on October 15, 2007 which is the general partner of Cornerstone Hotel Income and Equity Fund II LP and is 100% owned by Cornerstone Real Estate Advisers LLC.

CORNERSTONE /LAZ PARKING FUND GP LLC - A Delaware limited liability company formed on April 14, 2014 which is the general partner of Cornerstone/LAZ Parking Fund LP. Cornerstone Real Estate Advisers LLC holds 100% of the membership interest in this company.

CORNERSTONE PATRIOT FUND GP, LLC - A Delaware limited liability company formed on September 13, 2006 which is the general partner of Cornerstone Patriot Fund LP and is 100% owned by Cornerstone Real Estate Advisers LLC.

CREF VIII GP LLC - A Delaware limited liability company formed on July 30, 2008 which is the general partner of Cornerstone Real Estate Fund VIII LP and is 100% owned by Cornerstone Real Estate Advisers LLC.

CREF X GP LLC - A Delaware limited liability company formed on April 14, 2014 which is the general partner of Cornerstone Real Estate Fund X LP. Cornerstone Real Estate Advisers LLC holds 100% of the membership interest in this company.

HANOVER/BABSON EQUITY INVESTORS MANAGER, LLC - Incorporated on September 22, 2004, a Delaware limited liability company that is the managing member of Hanover Babson Equity Investors LLC. Cornerstone Real Estate Advisers LLC holds 50% of the ownership interest in this company.

HANOVER PREFERRED FACILITY MANAGER LLC - Incorporated on December 2, 2007, a Delaware limited liability company that is the general partner of Hanover Preferred Facility LLC. Cornerstone Real Estate Advisers LLC holds 50% of the ownership interest in this company.

KAMAKURA LP - A Cayman Islands exempted limited partnership, incorporated on February 26, 2010. MassMutual Life Insurance Company (Japan) owns 100% of the limited partnership assets.

MML SERIES INVESTMENT FUND - A Massachusetts business trust that operates as an-open end management investment company.

MML SERIES INVESTMENT FUND II - A Massachusetts business trust that operates as an open-end management investment company.

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MASSMUTUAL PREMIER FUNDS - A Massachusetts business trust that operates as an open-end management investment company.

MASSMUTUAL SELECT FUNDS - A Massachusetts business trust that operates as an open-end management investment company.

NOVATION CO. INC. - Real estate investment company. Interest is 20.74%.

OX BODIES, INC. - Manufacturer of truck bodies and mining machinery. Interest is 26%.

SBNP SIA LLC - A Delaware limited liability company formed on August 20, 2013 in connection with an Annuity Contract Separate Investment Account and is 1% owned by Cornerstone Real Estate Advisers LLC and 99% by Massachusetts Mutual Life Insurance Company.

The following are investment-related special purpose entities of Babson Capital Management LLC (“Babson”). All are 100% owned unless otherwise specified. These entities are all Delaware entities.

BABSON CAPITAL CORE FIXED INCOME MANAGEMENT LLC

BABSON CAPITAL FLOATING RATE INCOME FUND MANAGEMENT, LLC

BABSON CAPITAL TOTAL RETURN MANAGEMENT LLC

BABSON INVESTMENT GRADE CLO DEBT MANAGEMENT LLC

BABSON TERO MANAGEMENT LLC

BENTON STREET ADVISORS, INC.

GREAT LAKES III GP, LLC

LOAN STRATEGIES MANAGEMENT LLC

MEZZCO AUSTRALIA II

MEZZCO AUSTRALIA LLC (72% owned by Babson)

MEZZCO LLC

MEZZCO II LLC (98.4% owned by Babson)

MEZZCO III LLC (99.3% owned by Babson)

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MEZZCO IV LLC

SDCOS MANAGEMENT LLC

SOMERSET SPECIAL OPPORTUNITIES MANAGEMENT LLC

The following is an investment-related entity of Wood Creek Capital Management LLC (“Wood Creek”).

SOLAR ACQUISITION HOLDING LLC - A Delaware limited liability company formed on October 9, 2015. Wood Creek is the manager of this entity and MassMutual’s investment ownership is 39.20%.

US PHARMACEUTICAL HOLDINGS I, LLC - A Delaware limited liability company formed on June 25, 2012. Wood Creek is the manager of this entity and MassMutual’s investment ownership is 32.61%.

U.S. PHARMACEUTICAL HOLDINGS II, LLC - A Delaware limited liability company formed July 24 2015. Wood Creek is the manager of this entity and MassMutual’s investment ownership is 42.6%.

VGS ACQUISITION HOLDING, LLC - A Delaware limited liability company formed on July 24, 2015. Wood Creek is the manager of this entity and MassMutual Holding LLC’s investment ownership is 33.33%.

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II.	REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.
•	MML Series Investment Fund, a Massachusetts business trust that operates as a management investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.
•	MassMutual Select Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.
•	Babson Capital Participation Investors, Massachusetts business trust which operates as a closed-end investment company.
•	Babson Capital Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.
•	Babson Capital Global Short-Duration High Yield Fund, a Massachusetts business trust which operates as a closed-end investment company.
•	Babson Capital Funds Trust, a Massachusetts business trust which operates as an open-end management investment company.
•	Boston Global Floating Rate Fund
•	Boston Global Credit Income Opportunities Fund
•	Babson Active Short Duration Bond fund
•	Babson Emerging Markets Debt Blended Total Return Fund
•	Babson Emerging Markets Local Currency Debt Fund
•	Babson Global High Yield Fund
•	Babson U.S. High Yield Fund
•	MML Series Investment Fund II, a Massachusetts business trust that operates as a management investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.
•	Oppenheimer Capital Appreciation Fund
•	Oppenheimer Capital Income Fund
•	Oppenheimer Cash Reserves
•	Oppenheimer Commodity Strategy Total Return Fund
•	Oppenheimer Corporate Bond Fund
•	Oppenheimer Developing Markets Fund
•	Oppenheimer Discovery Fund
•	Oppenheimer Discovery Mid Cap Growth Fund
•	Oppenheimer Dividend Opportunity Fund
•	Oppenheimer Emerging Markets Innovators Fund
•	Oppenheimer Emerging Markets Local Debt Fund
•	Opportunity Equity Fund
•	Oppenheimer Equity Income Fund
•	Oppenheimer Global Fund
•	Oppenheimer Global High Yield Fund
•	Oppenheimer Global Multi-Alternatives Fund
•	Oppenheimer Global Multi-Asset Income Fund
•	Oppenheimer Global Multi Strategies Fund
•	Oppenheimer Global Opportunities fund
•	Oppenheimer Global Strategic Income fund
•	Oppenheimer Global Real Estate Fund
•	Oppenheimer Global Value Fund
•	Oppenheimer Gold & Special Minerals Fund
•	Oppenheimer Institutional Money Market Fund

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•	Oppenheimer Integrity Fund
•	Oppenheimer Core Bond Fund
•	Oppenheimer International Bond Fund
•	Oppenheimer International Diversified Fund
•	Oppenheimer International Growth Fund
•	Oppenheimer International Small-Mid Company Fund
•	Oppenheimer International Value Fund
•	Oppenheimer Limited-Term Bond Fund
•	Oppenheimer Limited-Term Government Fund
•	Oppenheimer Macquarie Global Infrastructure Fund

•	Oppenheimer Main Street Funds®
•	Oppenheimer Main Street Fund®
•	Oppenheimer Main Street Select Fund®
•	Oppenheimer Main Street Small Cap Fund®
•	Oppenheimer Main Street Mid-Cap Fund
•	Oppenheimer Master Event-Linked Bond Fund, LLC
•	Oppenheimer Master Inflation Protected Securities Fund, LLC
•	Oppenheimer Master International Value Fund, LLC
•	Oppenheimer Master Loan Fund, LLC
•	Oppenheimer Money Market Fund
•	Oppenheimer Multi-State Municipal Trust
•	Oppenheimer Rochester New Jersey Municipal Fund
•	Oppenheimer Rochester Pennsylvania Municipal Fund
•	Oppenheimer Rochester High Yield Municipal Fund
•	Oppenheimer Municipal Fund
•	Oppenheimer Rochester Limited Term Municipal Fund
•	Oppenheimer Portfolio Series
•	Active Allocation Fund
•	Conservative Investor Fund
•	Equity Investor Fund
•	Moderate Investor Fund
•	Oppenheimer Quest For Value Funds
•	Oppenheimer Flexible Fundamental Alternatives Fund
•	Oppenheimer Global Allocation Fund
•	Oppenheimer Mid-Cap Value Fund
•	Oppenheimer Real Estate Fund
•	Oppenheimer Revenue Weighted EFT Trist
•	Oppenheimer ADR Revenue ETF
•	Oppenheimer Financials Sector Revenue ETF
•	Oppenheimer Global Growth Revenue ETF
•	Oppenheimer Large Cap Revenue ETF
•	Oppenheimer Mid Cap Revenue ETF
•	Oppenheimer Small Cap Revenue ETF
•	Oppenheimer Ultra Dividend Revenue ETF
•	Oppenheimer Consumer Discretionary Sector Revenue ETF
•	Oppenheimer Consumer Staples Sector Revenue ETF
•	Oppenheimer Emerging Market Revenue ETF
•	Oppenheimer Energy Sector Revenue ETF
•	Oppenheimer Health Care Sector Revenue ETF
•	Oppenheimer Industrials Sector Revenue ETF
•	Oppenheimer Information Technology Sector Revenue ETF
•	Oppenheimer Materials Sector Revenue ETF
•	Oppenheimer Utilities Sector Revenue ETF

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•	Oppenheimer Rising Dividends Fund
•	Oppenheimer Rochester AMT-Free Municipal Fund
•	Oppenheimer Rochester AMT-Free New York Municipal Fund
•	Oppenheimer Rochester Arizona Municipal Fund
•	Oppenheimer Rochester California Municipal Fund
•	Oppenheimer Rochester Fund Municipals
•	Oppenheimer Rochester Intermediate Term Municipal Fund
•	Oppenheimer Rochester Limited Term California Municipal Fund
•	Oppenheimer Limited Term Municipal Fund
•	Oppenheimer Rochester Maryland Municipal Fund
•	Oppenheimer Rochester Massachusetts Municipal Fund
•	Oppenheimer Rochester Michigan Municipal Fund
•	Oppenheimer Rochester Minnesota Municipal Fund
•	Oppenheimer Rochester North Carolina Municipal Fund
•	Oppenheimer Rochester Ohio Municipal Fund
•	Oppenheimer Rochester Short Term Municipal Fund
•	Oppenheimer Rochester Virginia Municipal Fund
•	Oppenheimer Senior Floating Rate Fund
•	Oppenheimer Senior Floating Rate Plus Fund
•	Oppenheimer Series Fund
•	Oppenheimer Value Fund
•	Oppenheimer SteelPath MLP Funds Trust (consisting of the following 4 series):
•	Oppenheimer SteelPath MLP Alpha Fund
•	Oppenheimer SteelPath MLP Alpha Plus Fund
•	Oppenheimer SteelPath MLP Income Fund
•	Oppenheimer SteelPath MLP Select 40 Fund
•	Oppenheimer Ultra-Short Duration Fund
•	Oppenheimer Variable Account Funds
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Conservative Balanced Fund/VA

•	Oppenheimer Core Bond Fund/VA
•	Oppenheimer Discovery Mid Cap Growth Fund/VA
•	Oppenheimer Equity Income Fund/VA
•	Oppenheimer Global Fund/VA
•	Oppenheimer Global Multi-Alternative Fund/VA
•	Oppenheimer Global Strategic Income Fund/VA
•	Oppenheimer Main Street Fund/VA
•	Oppenheimer Main Street Small Cap Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer International Growth Fund/VA
•	Rochester Portfolio Series
•	Oppenheimer Rochester Limited Term New York Municipal Fund
•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)
•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

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III.	Cayman Island Exempt Limited Liability Companies, wholly owned by entities that are not themselves SEC registered funds. Each SEC registered fund parent may invest up to 25% of its total assets in its respective Cayman Fund Subsidiary. OFI Global serves as the Investment Advisor and PFI serves as the Subadvisor:

a.	RAF Fund Ltd.

(a wholly owned subsidiary of Oppenheimer Commodity Strategy Total Return Fund)

b.	Oppenheimer Capital Income Fund (Cayman) Ltd.

c.	Oppenheimer Currency Opportunities Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Currency Opportunities Fund)

d.	Oppenheimer Flexible Strategies Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Flexible Strategies Fund)

e.	Oppenheimer Global Allocation Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Global Allocation Fund)

f.	Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Global Multi Strategies Fund

g.	Oppenheimer Global Strategic Income Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Global Strategic Income Fund)

h.	Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Global Strategic Income Fund/VA

i.	Oppenheimer Gold and Special Minerals Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Gold & Special Minerals Fund)

j.	Oppenheimer Global High Yield Fund (Cayman) Ltd.
k.	Oppenheimer Global Multi-Alternatives/VA Fund (Cayman) Ltd.
l.	Oppenheimer International Bond Fund (Cayman) Ltd.

Item 27. Number of Contract Owners

As of March 31, 2016, the number of contract owners was 623.

Item 28. Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with certain of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 29.	Principal Underwriters

a)	MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives.

MMLIS, either jointly with certain other affiliates or individually, acts as principal underwriter for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MML Investors Services, LLC is the principal underwriter for this contract. The following people are officers and directors of MML Investors Services, LLC:

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC
Name	Positions and Offices	Principal Business Address
Michael Fanning	Director, (Chairman of the Board) & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Director	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*
Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Christine Frederick	Chief Compliance Officer	*
Althea O’Donnell	AML Compliance Officer	*
Susan Scanlon	Deputy Chief Compliance Officer	**
James Puhala	Deputy Chief Compliance Officer	*
Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	**

Mark Larose	Co-Chief Operations Officer and Assistant Vice President	*

Kenneth M. Rickson	Field Risk Officer	*
Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*
Wendy Benson	Vice President	*
Mathew Verdi	Assistant Vice President	*
Edward K. Duch, III	Assistant Secretary	*
Jennifer L. Dupuis-Krause	Assistant Secretary	*
Bruce C. Frisbie	Assistant Treasurer	**
Kevin LaComb	Assistant Treasurer	*
Todd Picken	Assistant Treasurer	*
Kristin Costanzo	Assistant Treasurer	*
Kathy Rogers	Continuing Education Officer	*
Joseph Sparacio	Senior Regional Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262
Michael St. Clair	Senior Regional Vice President	*
Richard Bourgeois	Vice President	*
Francine Reipold	Vice President	*
Mario Morton	Assistant Vice President and Registration Manager	*
Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*
Elaine Gruet	Assistant Vice President	*
Delphine Soucie	Assistant Vice President	*
David Cove	Regional Assistant Vice President	*
Kevin DeGray	Regional Assistant Vice President	*
Nicholas DeLuca	Regional Assistant Vice President	1101 North Black Canyon Highway PH30 Phoenix, AZ 85209
David Hardy	Regional Assistant Vice President	*
Donald Helmes	Regional Assistant Vice President	*
Courtney Munoz	Regional Assistant Vice President	*
John Rogan	Regional Assistant Vice President	*
Jack Yvon	Regional Assistant Vice President	*
Michael Rollings	Director	*
Elizabeth Ward Chicares	Director	*
Jennifer Healy	Variable Annuity Product Distribution Officer	*
Craig Waddington	Variable Life Product Distribution Officer	*
Michael Dunn	Worksite Product Distribution Officer	**
* 1295 State Street, Springfield, MA 01111-0001 ** 100Bright Meadow Boulevard, Enfield, CT 06082-1981

(c)	Compensation From the Registrant

For information about all commissions and other compensation received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by administrator, se2, LLC, at its place of business at 5801 SW 6th Avenue, Topeka, KS 66636-0001.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a)	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)	Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)	Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contract with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-202684 to be signed on its behalf by the undersigned thereunto duly authorized, in City of Springfield, Commonwealth of Massachusetts on the 25th day of April, 2016.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	Roger W. Crandall *
Roger W. Crandall
President and Chief Executive Officer
(principal executive officer)
Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, and the Investment Company Act of 1940 (together referred to as the “Acts”), this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 25, 2016
Roger W. Crandall	(principal executive officer)

MICHAEL T. ROLLINGS *	Chief Financial Officer	April 25, 2016
Michael T. Rollings	(principal financial officer)

GREGORY DEAVENS *	Controller	April 25, 2016
Gregory Deavens	(principal accounting officer)

MARK T. BERTOLINI *	Director	April 25, 2016
Mark T. Bertolini

KATHLEEN A. CORBET *	Director	April 25, 2016
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT , JR. *	Director	April 25, 2016
James H. DeGraffenreidt , Jr.

PATRICIA DIAZ DENNIS *	Director	April 25, 2016
Patricia Diaz Dennis

ROBERT A. ESSNER *	Director	April 25, 2016
Robert A. Essner

ISABELLA D. GOREN *	Director	April 25, 2016
Isabella D. Goren

RAYMOND W. LEBOEUF *	Director	April 25, 2016
Raymond W. LeBoeuf

JEFFREY M. LEIDEN *	Director	April 25, 2016
Jeffrey M. Leiden

CATHY E. MINEHAN *	Director	April 25, 2016
Cathy E. Minehan

MARC RACICOT *	Director	April 25, 2016
Marc Racicot

LAURA J. SEN *	Director	April 25, 2016
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 25, 2016
William T. Spitz

H. TODD STITZER *	Director	April 25, 2016
H. Todd Stitzer

/S/ JOHN E. DEITELBAUM		April 25, 2016
* John E. Deitelbaum Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item 24.	Exhibits

	Exhibit 8	a.	Fidelity Funds Amendment effective September 1, 2015

	Exhibit 10	i.	Consent of Independent Registered Public Accounting Firm – KPMG LLP

		ii.	Powers of Attorney for:

à Mark T. Bertolini

à Isabella D. Goren

à Jeffrey M. Leiden